Exhibit 10.7

Execution Version

SENIOR FIRST LIEN SECURED

CREDIT AGREEMENT

among

Empire Energy E&P, LLC
A Pennsylvania limited liability company

Empire Energy USA, LLC
A Delaware limited liability company

and

Empire Drilling and Field Services, LLC
A Delaware limited liability company
as Borrowers

and

Macquarie Bank Limited,
a bank incorporated under the laws of Australia,
as Lender

________________________________

Dated as of February 26, 2008

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Exhibit A	Description of Properties; Interests
Exhibit B-1	Form of Term Loan Note
Exhibit B-2	Form of Revolving Loan Note
Exhibit C	Form of Advance Request
Exhibit D	Area of Mutual Interest
Exhibit E	Form of Deposit Account Control Agreement
Exhibit F	Form of Property Operating Statement
Exhibit G	Form of Subordination Agreement
Exhibit H	Form of Notice to Purchasers
Exhibit I	Aged Payables and Other Liabilities
Exhibit J	Approved Purchasers
Exhibit K	Terms and Conditions of Investment Business of MBL
Exhibit L	Conversion to Revolving Loans
Exhibit M	Form of Intercreditor and Subordination Agreement

Exhibit N	Form of Warrant Agreement

Annex A	Lean Documents
Schedule 2.1	Development Plan
Schedule 2.3(b)	Approved Authorizations for Expenditure (“AFEs”)
Schedule 2.3(d)	Authorized Signatories an Advance Requests
Schedule 2.5(a)	Selection Notice
Schedule 2.8(a)	Project Account
Schedule 4.3	Ownership of Equity Interests in Borrowers
Schedule 4.7	Joint Ventures and Partnerships
Schedule 4.10	Litigation
Schedule 4.11	Wells
Schedule 4.12	Indebtedness
Schedule 4.16	Environmental Matters
Schedule 4.20	Contingent Liabilities
Schedule 4.22	Unpaid Bills
Schedule 4.26	Other Agreements
Schedule 4.28	Farmout Agreements and Subject Contracts
Schedule 4.29	Operators/Operating Agreements
Schedule 4.31	Suspense of Proceeds
Schedule 4.40	Hedging Agreements
Schedule 4.41	Marketing Contracts
Schedule 4.42	Deposit Accounts
Schedule 6.8	Insurance
Schedule 6.19	Bonds and Qualifications
Schedule 6.31	Post-Closing Assignment of Additional Leases
Schedule 7.1(b)	Authorized Capital Leases
Schedule 7.5	Liens and Encumbrances
Schedule 7.12	Minimum Quarterly Net Operating Cash Flow
Schedule 7.13	Minimum Quarterly Production Levels (Borrowers’ NRI production)
Schedule 7.13(a)	Type Curves Used in Establishing Production and Revenue Covenants

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SENIOR FIRST LIEN SECURED CREDIT AGREEMENT

This Senior First Lien Secured Credit Agreement (this “Agreement”) is dated as of 26 February, 2008, among Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy, USA, LLC, a Delaware limited liability company and Empire Drilling and Field, Services, LLC, a Delaware limited liability company, (each is referred to as a “Borrower” and collectively as “Borrowers”), and Macquarie Bank Limited, a bank incorporated under the laws of Australia, with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia (“MBL” or “Lender”).

Background:

A.           Empire Energy E&P, LLC and S&T Bank (“Old Lender”) are parties to the Line of Credit Loan Agreement dated December 8, 2006 (“Old Loan Agreement”) pursuant to which (i) a revolving line of credit loan was made (“Old Revolving Loans”) which was evidenced by a Line of Credit Note dated December 8, 2006 (“Old Revolving Lean Note”) and (ii) a term loan was made (“Old Term Loan”) which was evidenced by a Note dated December 8, 2006 (“Old Term Loan Note”).

B.           Borrowers, Old Lender and Lender have agreed that, pursuant to the Assignment of Notes and Liens dated the date hereof, Lender will purchase, among the other rights and documents, the Old Loan Agreement, the Old Revolving Lean Note, the Old Term Loan Note, the Old Revolving Loans and the Old Term Loan (“Assignment”).

C.           Borrowers and Lender have agreed that, immediately following the Assignment, (i) the Old Loan Agreement be amended and restated in its entirety by this Agreement, (ii) the Old Revolving Loan Note be replaced by the Revolving Loan Note, (iii) the Old Tent Loan Note be replaced by the Term Loan Note, (iv) the Old Revolving Loans be replaced by the Revolving Loans hereunder, as increased or decreased under this Agreement and (v) the Old Term Loan be replaced by the Term Loan in such amounts as set forth in the Advance Requests in accordance with this Agreement.

D.           Borrowers and Lender also agree that the mortgages, security agreements and other documents granting liens and security interests to secure the Old Term Loan and the Old Revolving Loans are assigned to Lender under the Assignment and secure the Loans under this Agreement under the terms of this Agreement and under the terms of such documents, as amended.

E.           Borrowers and Lender and the other parties hereto desire to enter into this Agreement to set forth the terms and conditions pursuant to which Lender will make available to Borrowers additional senior secured term loans on a non-revolving Basis and additional revolving loans for the purposes set forth in this Agreement.

In connection with Lender making available to Borrowers the financial accommodations described in this Agreement, Borrowers have granted and will affirm the continuing grant to Lender of a first-priority mortgage Lien and a first-priority perfected security interest in all of the real and personal property of Borrowers and subject only to the Permitted Encumbrances (defined below).

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Agreements:

In consideration of the terms, covenants, provisions and conditions set forth in this Agreement, Borrowers and Lender agree as follows:

Article I
DEFINITIONS

Section 1.1.          Specific Defined Terms. As used herein, the following terms shall have the following meanings and, as the context requires, the singular shall include the plural:

“Acceptable Bank” means:

(a)          a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A-1 or higher by Standard & Poor’s Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investor Services Limited or a comparable rating from an internationally recognized credit rating agency; or

(b)          any other bank or financial institution approved by Lender.

“Accounting Standards” means generally accepted accounting principles, standards and practices applying IFRS or GAAP, consistently applied, as applicable.

“Adjusted PV Ratio” means, as of any date, the ratio of (a) the Total Adjusted Present Value to (b) aggregate Net Debt of the Borrowers.

“Advance” means an advance of funds under the Revolving Loan or the Term Loan, as applicable, by Lender at the Contract Rate pursuant to Article 11 of this Agreement.

“Advance Request” means a request for an Advance under the Revolving Loan or the Term Loan in substantially the form of Exhibit C hereto.

“AFE” means an authorization for expenditure representing an estimate of work to be performed. AFEs shall not include COPAS overhead or other similar expenses related to Borrowers’ overhead expense.

“Affiliate” means as to any Person (a) any other Person who directly or indirectly controls, is under common control with, or is controlled by such Person, (b) any director or officer of such Person or of any Person referred to in clause (a) above, or (c) if any Person in clause (a) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Equity Interests, by contract or otherwise); provided that, in any event, (i) any Person who owns directly or indirectly ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the Equity Interests of any other Person (other than as a limited partner (or member in a limited liability company in the nature of a limited partner) of such other Person) will be deemed to control such corporation or other Person, and (ii) any Subsidiary of any Borrower shall be deemed to be an Affiliate of such Borrower.

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“Agreement” has the meaning assigned to that term in the introductory paragraph hereof, and includes any amendment, modification, supplement or restatement.

“Applicable Percentage” means ninety percent (90%); provided that, if an Event of Default exists, the term “Applicable Percentage” will mean one hundred percent (100%).

“Applicable Margin” means, for LIBOR Loans and Prime Rate Loans, 2.50% per annum for Revolving Loans and 4.00% per annum for Term Loans.

“Area of Mutual Interest” or “AMI” means the areas specified en Exhibit D.

“AUDS” means the lawful currency of the Commonwealth of Australia.

“Authorized Officer” has the meaning assigned to that term in Section 5.1(a).

“Availability Termination Date” means, unless extended in writing by Lender,

(a)          for Revolving Loans, 26 February, 2013,

(b)          for Tranche A-1 Term Loans, 26 August, 20] 0,

(c)          for Tranche A-2 Tern, Loans, 26 August, 2008,

(d)          for Tranche B Term Loans, the date that is six (6) months following the first date on which the Tranche B Test is satisfied, and

(e)          for Tranche C Term Loans 26 November, 2012.

“Bankruptcy Code” means Title 11 of the United States Code as amended from time to time,

“Base Rate Lean” has the meaning assigned to that term in Section 2.5(a).

“Basic Documents” means Leases, Operating Agreements, Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farmout or farm-in agreements; unitization agreements; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, servicing contracts; easement and/or pooling agreements; surface leases, permits, licenses, rights-of-way, servitudes or other interests appertaining to the Properties and all other executory contracts and agreements relating to the Properties.

“Borrower” and “Borrowers” have the meaning assigned to those terms in the first paragraph hereof.

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“Borrower Sub-Account” is defined in Section 2.9(a).

“Borrowing Base” is defined in Section 2.16(a).

“Business Day” means (a) any day other than a day on which commercial banks are authorized or required to close in New York, New York and (b) if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Loan or a notice by Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with Accounting Standards, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Cash Equivalents” means at any time:

(a)          certificates of deposit maturing within one (1) year after the relevant date of calculation and issued by an Acceptable Bank;

(b)          any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one (1) year after the relevant date of calculation and not convertible or exchangeable to any other security;

(c)          commercial paper not convertible or exchangeable to any other security:

(i)          for which a recognized trading market exists;

(ii)         issued by an issuer incorporated in the United States of America,

(iii)        which matures within one (1) year after the relevant date of calculation; and

(iv)        which has a credit rating of either A-1 or higher by Standard & Poor’s Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investor Services Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;

(d)          any Investment in money market funds which:

(i)          have a credit rating of either A-1 or higher by Standard & Poor’s Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investor Services Limited,

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(ii)         which invest substantially all their assets in securities of the types described in paragraphs (a) to (d) above, and

(iii)        can be converted into cash on not more than thirty (30) days notice.

“Cash Position” means the sum of cash and Cash Equivalents plus accounts receivable within two (2) months minus accounts payable within two (2) months.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change of Control” means the occurrence of any event pursuant to which:

(a)          any Person (either alone or jointly with any other Person) acquires control of any Borrower or Guarantor (other than Imperial Corporation) becomes a Subsidiary of any Person, or any Person or group of Persons acting in concert to gain direct or indirect control of any Borrower or Guarantor(other than Imperial Corporation), in each case, in a transaction not approved by the Continuing Directors; for purposes of this subsection, control means:

(i)          the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A)         cast, or control the casting of, more than thirty-five percent (35%) of the maximum number of votes that might be cast at a general meeting of any Borrower or Guarantor (other than Imperial Corporation); or

(B)         appoint or remove all, or the majority, of the directors or other equivalent officers of any Borrower or Guarantor (other than Imperial Corporation); or

(C)         give directions with respect to the operating and financial policies of any Borrower or Guarantor (other than Imperial Corporation) with which the directors or other equivalent officers of any Borrower or Guarantor (other than Imperial Corporation) are obliged to comply;

(ii)         the holding beneficially of more than thirty-five percent (35%) of the issued share capital of any Borrower or Guarantor ((other than Imperial Corporation) excluding any Part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(iii)        “acting in concert” means, a group of Persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition of shares directly or indirectly in any Borrower or Guarantor (other than Imperial Corporation) by any of them, either directly or indirectly, to obtain or consolidate control of any Borrower or Guarantor (other than Imperial Corporation);

(b)          a majority of the members of the board of directors of any Borrower or Guarantor (other than Imperial Corporation) do not constitute Continuing Directors;

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(c)          the management of a Borrower is, in the reasonable opinion of Lender, materially diminished as a result of the failure of either of Bruce McLeod or William Waller to devote sufficient professional efforts to the management of a Borrower and the development of the Properties, unless, within thirty (30) days after the termination, cessation or dimunition of such individual’s participation in the management of a Borrower, such officer or director is replaced with an individual reasonably acceptable to Lender; or

(d)          a Borrower issues securities subject to registration that is acceptable to Lender with the Securities and Exchange Commission or equivalent securities law regulator in the applicable jurisdiction.

“Charter Documents” means, as applicable for any Person that is not an individual, the articles or certificate of incorporation or formation, company agreement, certificate of limited partnership, regulations, bylaws, partnership or limited partnership agreement, and all similar documents related to the formation and governance of that Person, together with all amendments to any of them.

“Closing” means the date of execution by Borrowers and other applicable parties and the delivery to Lender of the Loan Documents (as hereinafter defined) and all other documents contemplated by this Agreement and necessary to satisfy the conditions described in Article IX.

“Closing Date” has the meaning assigned to that term in Section 9.1.

“Collateral” means the Properties, all Personal Property and the Pledged Interests.

“Commitment” means the Revolving Loan Commitment and the Term Loan Commitment.

“Continuing Directors” means (a) any member of the board of directors who was a director (or comparable manager) of a Borrower an the Closing Date, and (b) any individual who becomes a member of the board of directors after the Closing Date if such individual was recommended, appointed or nominated for election to the board of directors by a majority of the continuing directors, but excluding any such individual originally proposed for election in Opposition to the board of directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of a Borrower and whose initial assumption of office resulted from such contest or the settlement thereof.

“Contract Rate” means a rate per annum equal to the LIBOR plus the Applicable Margin for the LIBOR, or the Prime Rate Plus the Applicable Margin for the Prime Rate, as selected by Borrowers in a Selection Notice or in accordance with Section 2.5.

“CODAS” means the Accounting Procedures for Joint Operations Recommended by the Council of Petroleum Accountants Societies, then in effect, with respect to onshore or offshore operations, as applicable, and as applied to properties located in the same geographical area with the Leases.

“Crude Oil” means all crude oil, condensate and other liquid hydrocarbon substances.

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“Current Assets” means on any date of determination, the consolidated current assets that would, in accordance with the Accounting Standards be classified as of that date as current assets, plus any unconditionally committed but undrawn availability under the Borrowing Base, less any non-cash amount required to be included in current assets as the result of the application of the Accounting Standards for the avoidance of any doubt, Current Assets shall exclude noncash commodity and interest rate hedges assets and liabilities,

“Current Liabilities” means on any date of determination, the consolidated obligations that would, in accordance with the Accounting Standards, be classified as of that date as current liabilities, excluding (a) non-cash obligations under the Accounting Standards; for the avoidance of any doubt, Current Liabilities shall exclude non-cash commodity and interest rate hedges assets and liabilities, and (b) shall exclude the current portion of long-term Debt, including the Debt hereunder.

“Current Ratio” means, as of any date, the ratio of (1) Empire USA’s Consolidated Current Assets to (ii) Empire USA’s Consolidated Current Liabilities on that date.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guarantee(‘ by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial Position or covenants of others or to purchase the Debt or property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than Natural Gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged Balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under the Accounting Standards.

“Debtor Relief Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, fraudulent transfer or conveyance, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

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“Default” means the occurrence of any event which, with the lapse of time or the giving of notice or both will become an Event of Default hereunder. A Default is “continuing” if it has not been remedied or waived.

“Default Rate” has the meaning assigned to that term in Section 2.6(a)

“Defensible Title” means with respect to each Property, title that (a) entitles the Person to receive (free and clear of all royalties appearing or not appearing of record, all overriding royalties, and all net profits interests or other burdens on or measured by production of Hydrocarbons) not less than the Net Revenue Interest set forth on Exhibit A (or in such other certificate or writing provided to Lender representing the interests in the Properties, including, without limitation, any Mortgage) in all Hydrocarbons produced, saved and marketed from the Property for the productive life of the Property, free and clear of any Lien, other than the Permitted Encumbrances and any Liens, which are in favor of Lender and its Affiliates or are permitted hereunder; and (b) obligates such Person to bear costs and expenses relating to the maintenance, development and Operation of such Property in an amount not greater than the Working Interest set forth on Exhibit A for the productive life of such Property or (c) with respect to any Royalty Interests or other real property interests owned or acquired by any Borrower and not included in the Net Revenue Interest or Working Interest described in clauses (a) or (b) above, net profits interests and/or production interests and any rights which any Borrower acquires to receive revenues from production, good and indefeasible title to such interests, subject only to any Liens in favor of Lender, and free and clear of all other Liens.

“Deposit Account Control Agreement” means a Deposit Account Control Agreement among Borrowers, Lender and the depository bank(s) identified in Schedule 2.8(a), substantially in the form of Exhibit E.

“Development Plan” means the comprehensive plan or plan in effect from time to time with respect to development projects for the Properties, approved by Lender, and any other expenditure items which have been approved by Lender, in its sole discretion, including the initial Development Plan attached hereto as Schedule 2.1. A Development Plan shall provide for, but not be limited to the location, timing and estimated costs of Wells to be drilled or recompleted as well as names of key personnel required to undertake those operations and their associated responsibilities. The Development Plan may be amended, modified or replaced by Borrowers from time to time with the written approval of Lender in its sole and absolute discretion.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible into or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one (1) year after the earlier of (a) the Maturity Date and (b) the date on which there are no Advances or other Obligations hereunder outstanding and all commitments (conditional or otherwise) of Lender to make additional Advances are terminated.

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“EBITDA” means for Empire USA for any period (a) net income, in accordance with the Accounting Standards for such period plus (b) to the extent deducted in determining net income for such period, interest expense, income, withholding, franchise or similar taxes and non-cash depreciation and amortization expense for such period, plus (c) any non-cash charges for such period, minus (d) all non-cash income added to net income for such period. EBITDA shall be calculated without including non-cash mark-to-market adjustments arising from the application of the Accounting Standards.

“Empire Drilling” means Empire Drilling and Field Services, LLC.

“Empire E&P” means Empire E&P, LLC.

“Empire USA” means Empire Energy USA, LLC,

“Employee Plan” means an employee pension benefit plan covered by Title IV of ERISA.

“Engineers” means an independent petroleum engineering firm selected by Empire USA and approved by Lender in writing from time to time.

“Environmental and Safety Regulations” means all applicable federal, state or local laws, ordinances, codes, rules, orders and regulations with respect to any environmental, pollution, toxic or hazardous waste or health and safety law, including, without limitation, those promulgated by the United States Environmental Protection Agency, the Federal Energy Regulatory Commission, the Department of Energy, the Occupational Safety and Health Administration, the Department of the Interior, or any other Governmental Authority or any of their predecessor or successor agencies.

“Environmental Laws” shall mean any and all Governmental Requirements and Environmental and Safety Regulations pertaining to health or the environment in effect in any and all jurisdictions in which any Borrower is conducting or at any time has conducted business, or where any Property of any Borrower is located, including without limitation, the OPA, CERCLA, RCRA, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state in which any Property of any Borrower is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste” or “disposal” which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply to those issues covered by the applicable state laws.

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“Equipment” has the meaning assigned to that term in the UCC and includes all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other personal or moveable property of whatsoever kind or nature (excluding property rented by any Borrower or taken to the premises for temporary uses) now owned or hereafter acquired by any Borrower which are now or hereafter located an or under any of the Lands attributable to the Properties which are used for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons and whether or not attributable to the Properties (together with all accessions, additions and attachments to any thereof), including, without limitation, all Wells, casing, tubing, tubular goods, rods, pumping units and engines, Christmas trees, platforms, derricks, separators, compressors, gun Barrels, flow lines, water injection lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, telegraph, telephone and other communication systems, loading docks, loading racks, shipping facilities, platforms, well equipment, wellhead valves, meters, motors, pumps, tankage, regulators, furniture, fixtures, automotive equipment, forklifts, storage and handling equipment, together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, documentation and processes, warranties and records in connection therewith including, without limitation, any and, to the extent permitted, all seismic data, geological data, geophysical data and interpretation of any of the foregoing, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and related rules and regulations.

“Event of Default” has the meaning assigned to that term in Section 10.1.

“Facility Fee” is defined in Section 2.14(d).

“Federal Reserve Board” has the meaning assigned to that term in Section 4.33.

“Financial Report” means, in relation to an entity, the following financial statements and information in relation to the entity, prepared for its financial quarter, financial half year or financial year, as applicable:

(a)          a balance sheet;

(b)          an income statement;

(c)          a cash flow statement; and

(d)          a change in equity statement.

“First Reserve Read Effective Date” means December 31, 2007.

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“G&A Cap” means Fifty Thousand Dollars ($50,000.00) per calendar month (in this definition, the “subject month”); provided that, if Borrowers’ aggregate actual G&A Expenses during the applicable calendar year is less than an amount equal to $50,000.00 multiplied by the number of complete calendar months that have preceded the subject month in such calendar year (the difference being referred to in this definition as the ‘‘surplus”), then the G&A Cap for the subject month will be increased by an amount equal to the surplus; provided further that the Borrower shall not be allowed to request the return of such surplus to the extent the return of such amount would have the effect of reducing the amount of cash available in the Borrower Sub-Account to pay the amounts described in clauses (a), (b), (d), (e) and (f) of the definition of Net Operating Cash Flow. Borrowers may propose, an each anniversary of the Closing Date, a modification to the G&A Cap subject to the review and written approval of Lender, such approval not be unreasonably withheld alter taking into consideration all relevant circumstances as determined by Lender, including but not limited to coverage ratios and Net Operating Cash Flow forecasts.

“G&A Expenses” means the general and administrative expenses of Borrower, including capitalized general and administrative expenses, calculated in accordance with the Accounting Standards (excluding all non-cash charges and performance-based compensation pursuant to a plan approved by Lender in writing).

“GAAP” means generally accepted accounting principles recognized as such by the Financial Accounting Standards Board (or generally recognized successor) consistently applied and maintained throughout the period indicated and consistent with applicable laws, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or generally recognized successor) in order for such principle or practice to continue as a generally accepted principle or practice, all financial reports or statements required hereunder or in connection herewith may be prepared in connection with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only if Borrower and Lender agree to do so. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP or IFRS, as applicable.

“Governmental Authority” means the government of the United States of America, any other nation, or any political subdivision thereof, whether state, local or tribal, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers, jurisdiction or functions of or pertaining to government over any Borrower, any Affiliate of any Borrower, any of their Properties, the Properties, or Lender or any of their Affiliates.

“Governmental Requirements” means with respect to any Person, any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority applicable to such Person.

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“Guarantor” means Imperial Corporation together with any other Person that has executed a Guaranty or assumed the Obligation of any Guarantor.

“Guaranty” includes (a) a deed of guarantee and indemnity between Imperial Corporation and Lender, in form and substance acceptable to Lender, whereby Imperial Corporation unconditionally agrees to guarantee the repayment of the Obligations and (b) any similar agreement or instrument executed by any other Guarantor.

“Hazardous Materials” means and include (1) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by the United States Congress or the Environmental Protection Agency or under any Hazardous Substance Laws (as hereinafter defined), and (ii) any “hazardous waste,” “hazardous substance,” “toxic substance,” “regulated substance,” “pollutant” or “contaminant” as defined under any Hazardous Substance Laws.

“Hazardous Substance Laws” means CERCLA, RCRA, the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. 2001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., the Federal Clean Air Act, 42 U.S.C, 7401 et seq., any so-called federal, state or local “superfund” or “superlien” statute, and any other applicable federal, state or local law, rule, regulation or ordinance related to the remediation, clean-up or reporting of environmental pollution or contamination or imposing liability (including strict liability) or standards of conduct concerning any Hazardous Materials.

“Hedging Agreement” means:

(a)          The Swap Agreement and any and all other rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts. equity or equity index options, swaps or options, band or bond price or bond index swaps or options or forward band or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, Spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement (as defined in paragraph (b) below); and

(b)          any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivates Association, Inc. or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

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“Highest Lawful Rate” means, with respect to Lender, the maximum nonusurious interest rate, if any, that at any time, or from time to time may be contracted for, taken, reserved, charged or received an the Loans or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

“Hydrocarbons” means all Crude OH and Natural Gas.

“IFRS” means International Financial Reporting Standards as promulgated by the International Accounting Standards Board.

“Imperial Corporation” means Imperial Corporation Limited, an entity organized under the laws of New South Wales, Australia.

“Indemnified Party or Parties” has the meaning assigned to that term in Section 8.4(a).

“Intercreditor and Subordination Agreement” means an agreement substantially in the form of Exhibit M.

“Interest Coverage Ratio” means, as of any date, the ratio of (a) aggregate EBITDA of Borrowers and their Subsidiaries for the four (4) most recent fiscal quarters to (b) the aggregate interest expense of all Debt (including Debt under this Agreement) of Borrowers and their Subsidiaries for the same period.

“Interest Period” means, as to each Advance under the Loan, the period commencing an the date of the Loan and ending on the date that is thirty (30), sixty (60) or ninety (90) days thereafter (it being agreed that such interest period is equivalent to the one (I), two (2), or three (3) month periods shown an the Reuters “LIBO” page); provided that:

(a)          any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)          any Interest Period that begins on the last Business Day of a calendar month (or an a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)          no Interest Period applicable to any Loans shall extend beyond the Maturity Date for such Loans.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit (other than deposits in the Project Account, including the Borrower Sub-Account) with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

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“Lease” or “Leases” means, whether one or more, (a) those certain oil and gas leases, mineral estates, and all other mineral rights or interests set forth in the descriptions of the Properties attached as Exhibit A hereto, and any other interests in the Leases or any other lease of real property, whether now owned or hereafter acquired by any Borrower, and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such Lease or Leases, or (b) other oil, gas and/or mineral leases or other interests pertaining to the Properties, whether now owned or later acquired, which may now and hereafter be made subject to the Lien of any of the Security Documents and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such lease or leases. The term shall include any permit, concession or similar grant by a Governmental Authority authorizing the development, exploration, extraction and sale of Hydrocarbons.

“Lender” has the meaning assigned to that term, in the first paragraph of this Agreement, and includes the initial Lender identified in this Agreement and its successors and one or more assignees to the extent any of them is a holder of a Note or any interest in a Note.

“Lender Participation Documents” means, collectively, (a) any assignment or participation and intercreditor agreement evidencing any transaction (each a “Lender Participation Transaction”) under which the initial Lender identified in this Agreement assigns to any other Person an interest in a Note and the rights of Lender under this Agreement and the other Loan Documents, (b) any Note issued by any Borrower to any other Person pursuant to any Lender Participation Transaction and (c) all other documents, agreements, instruments and writings at any time delivered in connection with a Lender Participation Transaction.

“LIBOR Breakage Costs” means all costs, expenses or losses incurred by Lender as the result of any prepayment of an Advance on a day prior to the day on which the applicable Interest Period ends (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the Loan or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by Lender in connection with the foregoing.

“LIBOR Loan” has the meaning assigned to that term in Section 2.5(a).

“LIBOR Market” means the London interbank offered interest rate market created by major London clearing banks for deposits in United States dollars (“USD”).

“LIBOR” means, in respect of an Interest Period and the Advance related thereto, the rate of interest established on the LIBOR Market as follows:

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(a)          if not less than two (2) rates are displayed cm Reuters page “LIBO” at or around 11:00 a.m. (London time) cm the second Business Day before the first day of the period for USD loans over the period which is closest to that period, the arithmetic mean (expressed as a rate per cent per annum and rounded up to five (5) decimal places) of not less than two (2) of those rates selected by Lender; or

(b)          if less than two (2) rates for USD loans over that period are displayed an Reuters page “LIBO” at or around that time, the arithmetic mean (expressed as a rate per cent per annum and rounded up to five decimal places) of the offer rates quoted to Lender by not less than two (2) banks which ordinarily display rates an Reuters page “LIBO” on application by Lender for USD loans equal to that amount over the period equal to that period; or

(c)          if Lender is unable to determine a rate under paragraph (a) or (b) because an insufficient number of rates are displayed (in the case of paragraph (a)) or Lender is unable to obtain the necessary number of quotes (in the case of paragraph (b)), the rate (expressed as a rate per cent per annum and rounded up to five (5) decimal places) specified in good faith by Lender at or around that time having regard, to the extent possible, to the offer rates otherwise quoted to Lender for USD loans equal to that amount over the period equal to that period at or around that time.

“Lien” means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or Claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of oil and gas properties and the Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, each Borrower shall be deemed to be the owner (to the extent of its interest therein) of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loans” means the Tern Loans and the Revolving Loans.

“Loan Documents” means this Agreement, the Notes, the Security Documents, Lender Participation Documents, the Warrant Agreement, the Guaranty, the Swap Agreement or Hedging Agreement, as applicable, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain Information about any Borrower or its Affiliates, properties, business or prospects).

“Master Agreement” is defined in the definition of “Hedging Agreement”.

“Material Adverse Effect” means any effect, event or matter:

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(a)          which is materially adverse to:

(i)          the business, assets, liabilities, ownership, board membership, management or condition (financial or otherwise) of any Borrower or of any Guarantor;

(ii)         the ability of any Borrower or any Guarantor to perform any of its obligations (including payment of the Obligations) under any of the Loan Documents; or

(b)          which results in any Security Document not providing to Lender security over, or security interest in, or lien on, the assets expressed to be secured under that Security Document.

“Maturity Date” means, for all Loans, 26, February, 2013.

“Maximum Term Loan Commitment” has the meaning assigned to that term in Section 2.1(b).

“MBL” has the meaning assigned to that term in the first paragraph of this Agreement.

“MMCF” and “MCF” means one million cubic feet and one thousand cubic feet, respectively.

“Mortgage” means a mortgage, deed of trust, assignment of production, security agreement and financing statement and act of mortgage and security agreement securing the Obligations, including but not limited to future advances executed by any Borrower and granting a first and Prior Lien to or for the benefit of Lender in the Properties described therein subject only to the Permitted Encumbrances, and otherwise in form and substance satisfactory to Lender, as the same may be modified, amended or supplemented pursuant to the terms of this Agreement.

“Natural Gas” means all natural gas, and any natural gas liquids and all products recovered in the processing of natural gas (other than condensate) including, without limitation, natural gasoline, casinghead gas, iso-butane, normal butane, propane and ethane (including such methane allowable in commercial ethane) produced from or attributable to the Properties.

“Net Debt” means, as of any date, an amount equal to the sum of, without duplication, (a) the Total Committed Obligations plus (b) the total amount of Empire USA’s other Debt classified as long-term Debt under the Accounting Standards plus (c) any Cash Position deficit or minus Cash Position surplus plus (d) for purposes of calculating whether the Tranche B Test is satisfied, amounts that will become committed under Tranche B following the satisfaction of the Tranche B Test, without regard to whether such amounts have been funded.

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“Net Operating Cash Flow” means, on a cash accounting basis, the Borrowers’ aggregate gross cash receipts from sales of Production Volumes and all other cash receipts from whatever source (including, without limitation, if applicable, cash payments received under any Hedging Agreement, but excluding any amounts received by any Borrower in connection with a Permitted Equity Transaction) minus the following expenses to be paid from this cash (a) lease operating expenses; (b) production taxes; (c) other state and federal taxes paid in cash (including taxes levied on the income of and paid by any Borrower), (d) cash payments made with respect to Hedging Agreements (if applicable); (e) amounts paid by Borrowers to acquire and/or maintain any bonds or letters of credit securing plugging and abandonment obligations with respect to the Properties as set forth in Schedule 6.19; (f) interest on the Loan to be paid to Lender pursuant to this Agreement during the relevant month; and (g) if no Event of Default exists, actual G&A Expenses up to the G&A Cap; provided that, for purposes of determining Borrowers’ compliance with Section 7.12 below, the amounts described in the preceding clause (f) will not be deducted when calculating Net Operating Cash Flow. For the avoidance of all doubt, Net Operating Cash Flow does not include cash receipts or disbursements attributable to third party Working Interest or third party Royalty Interest ownership, and net profits interests owned by third Parties that are not Affiliates of any Borrower.

“Net Revenue Interest” means, with respect to any Property, the decimal or percentage share of Hydrocarbons produced and saved from or allocable to such Property, after deduction of Royalty Interests and other burdens on or paid out of such production.

“Notes” means the Revolving Loan Note and the Term Loan Note as the same may be modified, restated or rearranged from time to time.

“Obligations” means and include all loans and advances (including the Loan), debts, liabilities, obligations, covenants, duties and amounts owing or to be owing by any Borrower or any Affiliate of any Borrower to Lender or any Affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, letter of credit or other instrument, arising directly or indirectly, under the Loan Documents (including but not limited to the Swap Agreement), and all renewals, extensions and/or rearrangements of any of the foregoing. The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants’ and attorneys’ fees and any other sum chargeable to any Borrower under this Agreement, the Notes, the Security Documents, or any of the Loan Documents and all Related Costs.

“OPA” means the Oil Pollution Act of 1990, as amended.

“Operating Agreement” means (a) any joint operating agreements covering or relating to any one or more of the Properties and listed on Schedule 4.29 and (b) any subsequently executed joint operating agreement covering or relating to any one or more of the Properties that is approved in writing by Lender.

“Operator” means with respect to the Properties, operators (including any Borrower, as applicable), including contract operators, of the Properties, approved by Lender in writing pursuant to Section 6.15 and Section 8.5. The Operators for each of the Properties as of the date of execution of this Agreement are identified on Schedule 4.29.

“Other Taxes” has the meaning assigned such term in Section 2.13(b).

“Parent Company” means Imperial Corporation and Empire USA.

“Payment Date” means, prior to the repayment in full and final satisfaction of all Obligations (other than indemnity obligations and similar obligations that survive the termination of this Agreement), the twentieth (20th) day of each month, commencing cm February 20, 2008.

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“Permitted Encumbrances” means (a) Liens for property taxes and assessments or governmental charges or levies, related to Borrower’s property, provided that payment thereof is not past due unless being contested in good faith by appropriate action promptly initiated and diligently concluded and for which appropriate reserves as may be required by the Accounting Standards have been made; (b) (i) Liens on cash and Cash Equivalents securing the performance of bids, tenders, trade or government contracts or leases (other than Capital Leases) or licenses or to secure statutory obligations, surety, performance or appeal bonds, letters of credit or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money or the acquisition of inventory or other property and (ii) Liens, other than any Liens imposed by ERISA, arising in the ordinary course of business or incidental to the ownership of Properties and assets (including Liens in connection with worker’s compensation, unemployment insurance and other like laws, carrier’s, mechanic’s, builder’s, suppliers’ materialmen’s, repairmen’s, vendors’, warehousemen’s, architects’ attorneys’ Liens, and Liens of operators and non-operators arising under Operating Agreements) for sums not pest due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as may be required by the Accounting Standards have been made; (c) survey exceptions, issues with regard to the merchantability of title, easements or reservations, or rights of others for rights-of-way, servitudes, Utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which could not reasonably be expected to have a Material Adverse Effect; (d) Liens permitted by Lender in writing; (e) Liens on Properties in respect of judgments or awards, the Debt with respect to which it is permitted hereunder; (f) Liens against specific Equipment securing Debt permitted hereunder; and (g) the specific exceptions and encumbrances affecting one or more of the Properties as described in the Mortgages, BUT ONLY INSOFAR as those exceptions and encumbrances are valid and subsisting and are enforceable against the particular Lease which is made subject to those exceptions and encumbrances.

“Permitted Equity Transaction” means the issuance of one or more classes of securities, including Debt or Equity Interests, by any Borrower for the purpose of raising additional equity, which securities may include such features regarding convertibility, rate of interest and other terms as determined by the Borrower; provided that, prior to the issuance of such securities, Borrowers shall cause the holder of such securities to execute and deliver to Lender an Intercreditor and Subordination Agreement, in the form of Exhibit M,

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or other similar organization, Governmental Authority, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Personal Property” means all personal property of every kind, whether now owned or later acquired, including all goods (including Equipment), documents, accounts, chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other Investment property, supporting obligations, any other contract rights (including all rights in transportation agreements, processing agreements, delivery agreements and seismic agreements related to the Properties) or rights to the payment of money, insurance Claims and proceeds, all general intangibles (including all payment intangibles and rights to seismic and other geophysical data) and all permits, licenses, books and records related to the Properties or the business of each Borrower as it relates to the Properties in any way whatsoever,

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“Pledge Agreement” means a pledge agreement in form and substance acceptable to Lender, granting a security interest in Equity Interests to Lender to secure the Obligations.

“Pledged Interests” has the meaning assigned such term in Section 3.2.

“Prime Rate” means, with respect to any period, the greater of (i) the prime rate of interest specified by the Wall Street Journal and (ii) the Federal Funds Rate plus 0.50% per annum, in each case changing from time to time as and when that rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

“Production Volumes” means, with respect to the Properties or any portion thereof, the product of Borrowers’ Net Revenue Interest multiplied by gross Hydrocarbons produced from all Properties or any portion thereof, as applicable.

“Project Account” means the account identified in Section 2.8(a) or as otherwise specified in writing to any Borrower by Lender.

“Property” or “Properties” means, collectively the property of Borrowers, including without limitation, the Properties described on Exhibit A, attached hereto as the same may be amended from time to time, and includes, without limitation, all Leases and all other real and personal property of each Borrower, whether now owned or later acquired and without regard to whether such property is related to any of the Leases, including but not limited to all Personal Property and all Basic Documents associated therewith. For the purposes of this Agreement, each Borrower will be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing. “Properties” shall include all real property acquired by Borrower, directly or indirectly, from and alter the Closing Date, whether or not described on Exhibit A hereto.

“Property Operating Statement” means a monthly statement substantially in the form of Exhibit F, to be prepared and delivered by Empire USA to Lender in accordance with Section 2.7(b).

“Proved Developed Non-Producing Present Value” or “PDNP Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PDNP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

“Proved Developed Producing Present Value” or “PDP Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PDP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

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“Proved Reserves” has the meaning given that term in the definitions promulgated by the Society of Petroleum Evaluation Engineers and the World Petroleum Congress as in effect at the time in question; “Proved Developed Producing Reserves” or “PDP Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in such definitions; “Proved Developed Non-Producing Reserves” or “PDNP Reserves” means Proved Reserves which are categorized as both “Developed” and “Non-Producing” in such definitions; and “Proved Undeveloped Reserves” or “PUD Reserves” means Proved Reserves which are categorized as “Undeveloped” in such definitions.

“Proved Undeveloped Present Value” or “PUD Present Value” means the present value discounted at ten percent (10%) of future net revenues attributable to all PUD Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

“Purchasers” means all Persons listed on Exhibit J, including Operators or any other parties as selected by an Operator pursuant to the powers of the Operator under an Operating Agreement or pursuant to an applicable pooling Order or otherwise approved in writing by Lender, who purchase Hydrocarbons or distribute revenues allocable to the purchase of Hydrocarbons attributable or allocable to Empire USA’s Net Revenue Interest in the Properties.

“RCRA” means the Resource Conservation and Recovery Act of 1976, as amended.

“Recipient Parties” has the meaning assigned to such term in Section 2.9(c).

“Related Costs” means the reasonable fees and expenses of counsel for Lender and other consultants for Lender and Lender’s other out-of-pocket expenses incurred in connection with the due diligence, negotiation and preparation of documents relating to the Loans and execution, delivery and filing and/or recording of the Loan Documents together with any amendments, supplements or modifications thereto or administration or enforcement thereof.

“Release” means Hazardous Materials that are pumped, spilled, leaked, disposed of, emptied, discharged or otherwise released into the environment in violation of Governmental Requirements.

“Remedial Work” has the meaning assigned to that term in Section 6.3(a).

“Reserve Report” has the meaning assigned to that term in Section 5.6(a).

“Revolving Loans” is defined in Section 2.1(a)(i).

“Revolving Loan Commitment” has the meaning assigned such term in Section 2.1(a)(i).

“Revolving Loan Note” means the promissory note in the form of Exhibit B-2 that evidences the Revolving Loans.

“Revolving Loan Undrawn Commitment” means the difference between the Revolving Loan Commitment and the outstanding Revolving Loans.

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“Royalty Interest” means an expense free interest retained by a mineral lessor in a Lease, an overriding royalty reserved by or conveyed to a Person or any other expense free right to receive production or revenues from a Property or Lease.

“Security Agreements” means, collectively, each Pledge Agreement, the Parent Companies Deed of Charge and any security agreement executed by any Borrower, as debtor, in favor of Lender, as secured party, in form and substance satisfactory to Lender in its sole discretion.

“Security Documents” means this Agreement, the Mortgages, the Security Agreements, the Subordination Agreements, financing statements, the Deposit Account Control Agreement and any other agreement or writing evidencing any assignment, Lien, encumbrance or security interest executed in favor of Lender or any of its Affiliates in or on the Collateral and any other documents relevant thereto; provided, however, that “Security Documents” shall not include the Warrants or the Warrant Agreement.

“Selection Notice” has the meaning set forth in Section 2.5(a).

“Solvent” means that, as of the date on which a Person’s solvency is to be measured: (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including income tax liabilities) as they become absolute and matured; and (b) it is able to meet its debts as they mature.

“Subordination Agreement” means a subordination agreement or agreements substantially in the form of Exhibit G.

“Subsidiary” means any Person of which fifty percent (50%) or greater of the issued and outstanding Equity Interests having ordinary voting power for the election of directors, members or general partners is owned, directly or indirectly, by such Person and/or one or more of its subsidiaries.

“Swap Agreement” means any ISDA Master Agreement and the schedule thereto executed between any Borrower and Lender or any Affiliate of Lender, together with any confirmation of trade thereunder, and (unless any such requirements are waived in writing by MBL in its sole and absolute discretion) in accordance with MBL’s “Terms and Conditions of Investment Business and Client Registration Form (Corporate Account)” attached as Exhibit K.

“Synthetic Lease” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with the Accounting Standards, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, eighty percent (80%) of the residual value of the property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” has the meaning assigned to that term in Section 2.13(a).

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“Taxing Authorities” means any Governmental Authority that has the power to impose taxes upon Borrowers, Parent or any of the Collateral.

“Term Loan” means the Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche B Term Loans and Tranche C Term Loans.

“Term Loan Note” means, collectively, one or more promissory notes substantially in the form of Exhibit B-1 executed by each Borrower and delivered to Lender (including any successors to and assignees of Lender), together with all renewals, extensions and rearrangements.

“Total Adjusted Present Value” means an amount, based on the most recent Reserve Report, equal to the sum of (i) the PDP Present Value plus (ii) the PDNP Present Value plus (iii) the PUD Present Value; provided, however, if the sum of PDNP Present Value plus the PUD Present Value exceeds fifty percent (50%) of the amount that would otherwise be the Total Adjusted Present Value, the Total Adjusted Present Value will be an amount equal to twice the sum of PDP Present Value; and provided further that, in calculating the Total Adjusted Present Value, Lender will make appropriate adjustments for material purchases, sale and discoveries of Hydrocarbon reserves by each Borrower since the effective date of the last Reserve Report; provided further that, for purposes of calculating whether the Tranche B Test is satisfied, the Reserve Report on which the Total Adjusted Present Value is based will be subject to such further adjustments for production, operating expenditures and capital expenditures as Lender may reasonably determine.

“Total Committed Obligations” means, as of any date, the total monetary Obligations owing to Lender under this Agreement and the Swap Agreement (including any Loans that Lender has unconditionally committed to make but has not yet funded and including the face amount of any unfunded letter of credit).

“Tranche” means any of Tranche A-1, Tranche A-2, Tranche B or Tranche C Loans.

“Tranche A-1 Term Loan” has the meaning assigned to that term in Section 2.1(b)(i).

“Tranche A-2 Term Loan” has the meaning assigned to that term in Section 2.1(b)(ii).

“Tranche B Term Loan” has the meaning assigned to that term in Section 2.1(b)(iii).

“Tranche B Test” means the ratio of the Total Adjusted Present Value to Borrowers’ Net Debt exceeds 1.5.

“Tranche C Term Loan” has the meaning assigned to that term in Section 2.1(b)(iv).

“UCC” means the Uniform Commercial Code presently in effect in the State of New York or other applicable jurisdiction.

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“USA PATRIOT Act” means the Uniting and Strengthening America by Producing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. 707-56, as amended, and regulations promulgated thereunder as in effect from time to time.

“USD,” “$,” “dollars” or “US Dollars” means currency of the United States of America.

“Warrant Agreement” means the Warrant Agreement executed by Empire USA in favor of Lender dated the date of this Agreement in the form of Exhibit N.

“Well” means any existing oil or gas well, salt water disposal well, injection well, water supply well or any other well located on or related to the Properties or any well which may hereafter be drilled and/or completed on any of the Properties, or any facility or Equipment in addition to or replacement of any well.

“Working Interest” means the property interest which entitles the owner thereof to explore and develop certain land for oil and gas production purposes, whether under an oil and gas lease or unit, a compulsory pooling order or otherwise.

Section 1.2.          Other Capitalized Terms. Capitalized terms not otherwise defined in Section 1.1 shall have the meanings given them elsewhere in this Agreement.

Section 1.3.          Exhibits and Schedules. All exhibits and schedules attached to this Agreement are part of this Agreement for all purposes.

Section 1.4.          Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document. Nothing contained in this Section 1.4 will be construed to authorize any renewal, extension, modification, amendment or restatement.

Section 1.5.          References and Titles. All references in this Agreement to exhibits, schedules, articles, sections, subsections and other subdivisions refer to the exhibits, schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only, do not constitute any part of those subdivisions and will be disregarded in construing the language contained in those subdivisions. The words “this Agreement,” “this instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this section” and “this subsection” and similar phrases refer only to the sections or subsections of this Agreement in which those phrases occur. The word “or” is not exclusive; the word “including” (in its various forms) means “including without limitation.” Pronouns in masculine, feminine and neuter Benders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in Part, and in effect from time to time, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (c) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including.” No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

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Section 1.6.          Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to Lender hereunder shall be prepared, based on the combined and consolidating financial statements of the Borrower in accordance with the Accounting Standards applied on a consistent basis.

Article II
LOANS

Section 2.1.          Maximum Commitments; Development Plan.

(a)          Revolving Loans.

(i)          Subject to the terms and conditions of this Agreement, Prior to the Availability Termination Date for Revolving Loans, Lender agrees to make senior secured revolving loans (the “Revolving Loans”) to Borrower not to exceed the lesser of (1) the Borrowing Base or (2) Fifty Million Dollars $50,000,000 (the “Revolving Loan Commitment”) for the purposes set forth in Section 6.18.

(ii)         Each Borrower acknowledges that Lender does not intend to advance to such Borrower any amount which would at any point in time exceed lesser of the Revolving Loan Commitment or the Borrowing Base; provided, however, if the outstanding Revolving Loans of such Borrower exceed the Revolving Loan Commitment or the Borrowing Base, all obligations will nevertheless constitute Obligations under this Agreement and be entitled to the benefit of all of Lender’s security interests in, and mortgage Liens on, the Collateral.

(iii)        All Revolving Loans will be fully due and payable on the Maturity Date for Revolving Loans. Amounts repaid in respect of the Revolving Loans may be reborrowed until the Availability Termination Date and subject to the terms and conditions of this Agreement.

(b)          Term Loans. Subject to the terms and conditions of this Agreement, prior to the applicable Availability Termination Date, Lender agrees to make available to Borrowers a multiple-advance term loan (the “Term Loan”) not to exceed in the aggregate Fifty Million Dollars ($50,000,000) (the “Maximum Term Loan Commitment”) in the amounts and for the purposes set forth below:

(i)          Tranche A-1 Term Loan. Up to Three Million Five Hundred Thousand Dollars ($3,500,000.00) of the Term Loan shall be used exclusively (A) to refinance Debt existing immediately prior to Closing as approved by Lender (“Tranche A-1 Term Loan”) and (B) of which up to Five Hundred Thousand Dollars ($500,000) of the Tranche A-1 Term Lean may be used to pay costs and related fees associated with Closing,

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(ii)         Tranche A-2 Term Loan. Up to One Million Five Hundred Thousand Dollars ($1,500,000.00) of the Term Loan shall be used to pay capital costs associated with the development of the Properties in accordance with the Development Plan. (“Tranche A-2 Term Loan”).

(iii)        Tranche B Term Loan. Up to Nine Million One Hundred Thousand Dollars ($9,100,000.00) of the Term Loan shall be used to pay additional capital costs associated with the development of the Properties in accordance with the Development Plan (“Tranche B, Term Loan”), provided, however, no Advances shall be made under this Section 2.1(b)(iii) unless, at the time such Advance is to be made, the Tranche B Test is satisfied.

(iv)        Tranche C Term Loan. Up to Thirty Five Million Nine Hundred Thousand Dollars ($35,900,000.00) shall be used for the acquisition of additional Properties and the further development all of the Properties in accordance with the then current Development Plan and as approved by Lender in its the sole discretion (“Tranche C Term Loan”).

(c)          Tranches Generally. Each Borrower acknowledges that Lender does not intend to advance to all the Borrowers in aggregate any Term Loans which would at any point in time exceed the Maximum Term Loan Commitment; provided, however, if the Term Loans of all the Borrowers in aggregate exceed the Maximum Term Loan Commitment, all obligations will nevertheless constitute Obligations under this Agreement and be entitled to the benefit of all of Lender’s security interests in, and mortgage Liens on, the Collateral. The Term Loan will be fully due and payable on the Maturity Date. Amounts repaid in respect of the Term Loan may not be reborrowed. Lender will have no obligation to make any Advance under any tranche unless Lender has received, in form and substance satisfactory to it in its sole and absolute discretion, (1) documentation and other evidence required by Article IX (as applicable), or has waived in writing the requirement for the same, and (2) a revised Development Plan covering the projects contemplated for said tranche. Additionally, to the extent the fall amount of funds available for said tranche are not needed for the purposes set out above, such funds shall not be available for any other purpose or under any other tranche and shall be immediately cancelled without further action by or notice to any Person. Notwithstanding the foregoing, upon Lender making a decision to fund a portion of any tranche in order to fund the projects contemplated for said tranche in a revised Development Plan (to be approved by Lender in its sole and absolute discretion), Lender shall notify Borrowers in writing of such decision and such notice shall specify the amount of Advances that Lender has committed to fund under said tranche. Following Lender’s delivery of a written notice to Borrowers specifying the approved tranche, the making of the Advance(s) contemplated by said approved tranche will be subject only to the satisfaction of the conditions set forth in Article IX below.

(d)          Development Plan. Borrowers’ initial Development Plan covering the development activities contemplated for Advances under Tranches A-2 and B for at least the first twelve (12) months following Closing is attached to this Agreement as Schedule 2.1.

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Section 2.2.          Cancellation of Commitments. Beginning on the Closing Date and continuing through the applicable Availability Termination Date, Borrowers may cancel the unused portion of any Commitment by giving Lender not less than ten (10) Business Days’ Notice. Any partial cancellation must be done in a minimum amount of One Hundred Thousand Dollars $100,000 and in integral multiples of $100,000. Each notice of cancellation is irrevocable and Lender is relieved of all funding obligations for the particular Commitment in the amount specified in the cancellation notice.

Section 2.3.          Advance Procedure.

(a)          Advance Requests. In connection with each Advance under the Loan, a Borrower will submit to Lender a single written Advance Request substantially in the form of Exhibit C not later than 11 :00 p.m. New York time, at least three (3) Business Days prior to the date on which the Advance, if approved, is to be made; provided, however, that Lender will have no obligation to make any Advance unless and until all of the conditions set forth in this Article II and the applicable conditions in Article IX have been satisfied or waived in writing by Lender. Each Advance Request must be accompanied by copies of all approved AFEs defined in the Development Plan, and invoices or other supporting documentation satisfactory to Lender evidencing the amounts to be paid out of the Advance. Each AFE delivered to Lender will detail, on a line item basis, all amounts Advanced to date by each Lender under that AFE and the amount requested under the Advance Request. Unless Lender provides such Borrower with written notice during such three (3) Business Day period describing in detail objections to the Advance Request, then Lender will be deemed to have acknowledged such Advance Request and process the Advance contained therein. Unless otherwise agreed to in writing by Lender, all Advances to such Borrower will be made to an account or accounts specified in Schedule 4.42.

(b)          Approval of AFEs. Notwithstanding Section 2.3(a) above, as supporting documentation to the initial Development Plan or any revised Development Plan, a Borrower shall submit to Lender an AFE (including all supporting documentation) for written approval at least fifteen (15) days in advance of the date it will be seeking to make the first advance with respect to that AFE. If a Borrower seeks to amend an approved AFE to materially change the scope of the work to be done or seeks an increase of more than ten percent (10%) in the amount of any approved AFE, such Borrower shall submit to Lender an additional AFE (including all supporting documentation) with respect to that change or increase, and that additional AFE will be subject to approval on the same basis as any other new AFE. No Advance will be made for the development of the Properties or the completion of any Well unless that Advance relates to an AFE that has been approved in writing by Lender in its sole discretion. No Loan will be made in connection with any AFE if the making of the Advance (or any part of it) will result in the amount actually borrowed under the “Drilling” or “Completion” categories of the AFE to exceed the amounts previously approved in writing by Lender unless otherwise agreed in writing by Lender. Notwithstanding this Section 2.3(b), Lender will have no obligation to make any Advance unless and until all of the conditions set forth in this Article II and the applicable conditions set forth in Article IX have been satisfied.

(c)          Minimum Advance. Unless otherwise agreed by Lender the minimum amount of any Advance under any Tranche will be Two Hundred Fifty Thousand Dollars (5250,000) except to the extent a lesser amount remains available under such Tranche.

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(d)          Authorized Signatories. Schedule 2.3(d) lists the Persons authorized to make an Advance Request on behalf of each Borrower and an original signature of each Person. Unless specified on Schedule 2.3(d), only one (1) signature from a Person listed on Schedule 2.3(d) is required for an Advance Request.

Section 2.4.          Notes. Each Borrower’s obligation to repay the Loans will be evidenced by a Term Loan Note or Revolving Loan Note, as applicable, in favor of Lender. The Notes will be dated as of and delivered to Lender on the Closing Date.

Section 2.5.          Interest Selection.

(a)          Borrowers may select the Contract Rate by indicating such on an applicable Advance Request or by delivering a selection notice substantially in the form of Schedule 2.5(a) (the “Selection Notice”) to Lender at least three (3) Business Days prior to the end of the current Interest Period. If Borrowers elect for the Advances to bear interest at the LIBOR (a “LIBOR Loan”), then the Selection Notice must also select (i) the duration of the initial Interest Period for an Advance in the applicable Advance Request for that, and (ii) the duration of the next Interest Period for that Loan. If Borrowers select the Prime Rate then such Advance shall be considered a “Base Rate Loan.”

(b)          If Borrowers fail to deliver a Selection Notice to Lender before the close of business, London time, at least two (2) Business Days prior to the last day of an Interest Period, the relevant Interest Period will be the same as that applicable in the preceding Interest Period.

(c)          An Interest Period shall not extend beyond the Maturity Date.

(d)          Each Interest Period shall start on the date of the Advance or (if already made) on the last day of its preceding Interest Period.

(e)          If the LIBOR is not available at the close of business, London time, two (2) Business Days prior to the Advance or start of the Interest Period, then the Contract Rate for the Interest Period shall be the percentage rate per annum which is the sum of:

(i)          the Applicable Margin that would otherwise apply; and

(ii)         the rate per annum reflecting the approximate cost to Lender of funding that Advance from whatever source it may reasonably select.

(f)          If the Contract Rate is calculated in accordance with paragraph (e) above and Lender or Borrowers so require, Lender and Borrowers shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.

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(g)          Continuation Options. Subject to the provisions made in this Section 2.5(g) Borrowers may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving a Selection Notice on or before the close of business (London time) two (2) Business Days before the end of an Interest Period, specifying the amount of such LIBOR Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, such Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.5(h). All or any part of any LIBOR Lean may be continued as provided herein, provided that (i) any continuation of any such LIBOR Loan shall be (as to each LIBOR Loan as continued for an applicable Interest Period) in amounts of at least One Hundred Thousand Dollars ($100,000) or any whole multiple of One Hundred Thousand Dollars ($100,000) in excess thereof.

(h)          Conversion Options. Borrowers may convert all for any part of any Loan to a Base Rate Loan or to a LIBOR Lean by giving a Selection Notice on or before the close of business (London time) two (2) Business Days before the end of an Interest Period. All or any part of any outstanding Loans, may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least One Hundred Thousand Dollars ($100,000) or any whole multiple or One Hundred Thousand Dollars ($100,000) in excess thereof and (ii) there may be no more than live (5) Interest Periods applicable to LIBOR Loans outstanding at any one time.

Section 2.6.          Interest Computation.

(a)          The Loans shall bear interest at the Contract Rate for the period commencing on the date of each Loan until all Obligations are paid in full in accordance with this Agreement. Upon the occurrence and during the continuation of an Event of Default, the rate of interest applicable to the Loans will be equal to the lesser of (i) the Highest Lawful Rate and (ii) two percent (2.0%) over the Contract Rate (the “Default Rate”). In addition, if any principal of or interest on any Loan or any fee or other amount payable by Borrowers or any other obligor hereunder or under any other Lean Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, alter as well as before judgment, at a rate per annum equal to the Default Rate.

(b)          All interest on Loans will be computed on the actual number of days elapsed over a year comprised of 360 days and will be due and payable in accordance with Section 2.7 in immediately available Rinds monthly in arrears on the Payment Date for such Loans and in full on the Maturity Date for such Loans.

(c)          The applicable interest rate shall be determined by Lender, and its determination shall be conclusive, absent manifest error, and binding upon the parties hereto.

Section 2.7.          Repayment of Principal of and Interest: Net Operating Cash Flow.

(a)          Payment of Obligations. On each Payment Date, commencing on March 20, 2008, Borrowers will, pay to Lender the greater of (i) Applicable Percentage of Net Operating Cash Flow to be applied as set forth in Section 2.7(c) and (ii) the interest accrued on the outstanding balance of the Loans through the applicable Payment Date.

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(b)          Calculation of Net Operating Cash Flow. Net Operating Cash Flow will be calculated by Lender based on the Property Operating Statement. Empire USA shall prepare and deliver the Property Operating Statement to Lender no later than forty-five (45) days after each month. The Property Operating Statement will detail, without limitation, Borrowers’ Production Volumes, revenue, lease operating expenses, production taxes and other state and federal taxes paid, general and administrative expenses, cash payments made with respect to commodity hedging and any other income with respect to each Property comprising the Properties relating to production and operations for the month prior to the immediately preceding month.

(c)          Application of Funds. Payments will be applied as follows:

(i)          Payments due under the Loan will be applied first to unpaid fees (including the Standby Fee and Facility Fee), LIBOR Breakage Costs and Related Costs, second to accrued interest on the Loan, third to principal on the Term Loan and fourth to principal under the Revolving Loan.

(ii)         Except as otherwise provided in Section 2.7(c)(iii) below, any prepayments made on the Loan will be applied first to principal on the Term Loan, second to accrued interest on the Term Loan, third to principal on the Revolving Loan and fourth to accrued interest on the Revolving Loan.

(iii)        Any voluntary prepayments made on the Revolving Loan and any prepayments on the Revolving Loan required as a result of a redetermination of the Borrowing Base in accordance with Section 2.16 below will be applied first to principal on the Revolving Loan and second to accrued interest on the Revolving Loan.

Section 2.8.          Time and Place of Payments

(a)          Project Account. All payments (whether of principal, interest, fees, Related Costs, indemnities or otherwise) to be made by Borrowers to Lender will be made by wire transfer in immediately available funds not later than 11:00 p.m., New York time, on each Payment Date, to Lender to the account as set forth on Schedule 2.8(a), (the “Project Account”) or to any other account Lender may designate in writing to Borrowers from time to time.

(b)          Business Days. If any payment to be made under this Agreement falls due on a day that is not a Business Day, the payment will be payable on the next succeeding Business Day.

Section 2.9.          Borrowers Sub-Account.

(a)          Collection of All Funds. Borrowers shall direct and use commercially reasonable efforts to cause all Purchasers of Hydrocarbons, any Operator, all other obligors and, if applicable, all payors of Royalty Interests, no profit interests and production payment interests and any other customers of each Borrower to deposit all payments of any nature due and owing to any Borrower directly into the Project Account, and, if any Borrower shall nonetheless receive any such funds, it shall promptly (but in any event, by the following Business Day) deposit them in the Project Account; provided, however, that Purchasers of Hydrocarbons or the Operator may make distributions directly to Royalty Interest owners and other third-party payees. Lender will establish a sub-account (the “Borrowers Sub-Account”) on its internal books and records and credit to the Borrowers Sub-Account all collected funds which constitute payments referred to in the preceding sentence at the time the amount to be credited has been identified to Lender’s reasonable satisfaction. Each Borrower hereby irrevocably authorizes Lender to debit the Borrowers Sub-Account for the payment of all Obligations when due in accordance with Section 2.7. To the extent a Borrower receives payment directly from an Operator or any Purchaser of Hydrocarbons, it shall immediately remit such payment to such Borrower’s Project Account.

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(b)          Request for Disbursement for Direct Operating Expenses and Remaining Net Operating Cash Flow. Concurrently with Borrowers’ delivery to Lender of the Property Operating Statement for each Payment Date, and if no Event of Default exists (except as required by applicable laws and regulations), Borrowers may, on a monthly basis, en at least five (5) Business Days’ written notice, request a release of funds credited to the Borrowers Sub-Account on or after the Payment Date (i) in Order to pay the lease operating expenses incurred for the month Prior to the immediately preceding month, and (ii) as to any remaining portion of Net Operating Cash Flow not required to be paid to the Lender under this Agreement or any of the other Loan Documents, for the Borrower to use to pay G&A Expenses (to the extent not permitted to be deducted in the calculation of Net Operating Cash Flow) and for other general business purposes. The request will be accompanied by appropriate documentation substantiating the payments to be made, including each Borrower’s monthly joint interest billing invoices and revenue distribution statements. Unless Lender provides Borrowers with written notice during such five (5) Business Day period describing in reasonable detail the objections to the Property Operating Statement, Lender will be deemed to have acknowledged such Property Operating Statement and, pursuant to the terms and conditions of this Agreement, will release the funds to pay the amounts set forth therein.

(c)          Amounts Owed to Other Interest Owners: Taxes. Notwithstanding anything to the contrary in this Section 2.9, any amounts deposited into the Project Account owing to (i) third party Working Interest and Royalty Interest holders and (ii) Governmental Authorities for taxes or payments measured by production will be released by Lender to Borrowers upon receipt of a certificate from a Borrower detailing the amounts and the party to be paid so that such Borrower may return Chose amounts to the third party Working Interest and Royalty Interest holders and Governmental Authorities (throughout this paragraph, all such interest holders and Governmental Authorities are, collectively, the “Recipient Parties”); provided, however, Lender will, at its option, have the right, but not the Obligation, to make payments directly to the Recipient Parties upon the occurrence and during the continuation of an Event of Default; and provided, further, if Lender elects not to make these payments directly, Lender shall release sufficient funds to allow such Borrower to make the payments described in this Section 2.9(c) to the Recipient Parties, Except as provided in the preceding sentence, Lender may, upon the occurrence and during the continuation of an Event of Default, apply all of each Borrowers funds in the Borrowers Sub-Account against all due and unpaid Obligations. Lender will have the right to undertake audit procedures during normal business hours and upon prior notice to periodically confirm that the payments described in this Section 2.9(c) have been made by each Borrower.

Section 2.10.         Optional Prepayment of the Term Loan. Borrowers will have the right to prepay the Term Loan, in whole or in Part at any time without penalty or premium, except for LIBOR Breakage Costs resulting from such prepayment. Each prepayment shall be in minimum amount of $100,000 or any integral multiple of $100,000.

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Section 2.11.         Mandatory Prepayment of the Term Loan.

(a)          Borrowers shall promptly pay to Lender one hundred percent (100%) of all net proceeds from the sale of any Collateral (excluding sales of Hydrocarbons in the ordinary course of business and the sale of Equipment pursuant to the Security Agreement). All amounts paid by Borrowers to Lender under this Section 2.11 will be immediately applied as a prepayment of the principal balance of the Term Loan.

(b)          Mandatory Prepayment From Borrowing Base Redetermination. Within thirty (30) days After receipt of written notice from Lender that the outstanding Revolving Loans and all other Obligations relating to Revolving Loans exceeds the Borrowing Base (a “Loan Excess”) following a redetermination of the Borrowing Base, Borrowers must either (i) prepay the principal of the Revolving Loans in an aggregate amount at least equal to such Loan Excess, (ii) add to the Properties additional oil and gas properties of Borrowers sufficient in value, as determined at Lender’s sole discretion, to increase the Borrowing Base enough to eliminate the Loan Excess, or (iii) elect by written notice delivered to Lender to repay the Loan Excess in not more than three installments, each in the amount of at least one third (1/3) of the original amount of the Loan Excess (or the remaining unpaid balance of such Loan Excess, if less than one third (1/3) thereof remains), in which case Borrowers shall pay the first of such three (3) installments on the date that is thirty (30) days after the date of the redetermination of the Borrowing Base and pay each of the next two (2) installments on or before the expiration of sixty (60) and ninety (90) days, respectively, after the date of such redetermination.

Section 2.12.         Revenues Remaining in the Borrowers Sub-Account. Upon the discharge by Borrowers of all Obligations owed by it to Lender (other than indemnity and similar obligations that survive the termination of this Agreement), Lender will pay promptly to Borrowers all funds remaining, if any, in the Borrowers Sub-Account.

Section 2.13.         Taxes.

(a)          Taxes Not Deducted from Payments to Lender. All payments made by Borrowers under this Agreement will be made free and clean of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all similar liabilities (collectively, “Taxes,”); provided that, as used in this Section 2.13, the defined term “Taxes” shall exclude, in the case of any Lender, taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities imposed on its income, and franchise or similar taxes imposed on it, by any jurisdiction (or political subdivision thereof) where Lender is organized, conducts business or maintains its lending Office and taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities that would not have been imposed but for a connection (other than a connection arising solely as a result of the transactions contemplated by this Agreement) between Lender and the jurisdiction imposing such tax, levy, impost, deduction, charge, withholding or similar liability. If Borrowers are required by law to deduct any Taxes from any sum payable to any Lender, (i) the sum payable will be increased by an amount so that, alter making all required deductions (including deductions applicable to additional rums payable under this Section 2.13) Lender will receive an amount equal to the sum it would have received had no deductions been made, (ii) such Borrower will deduct from the sum payable to Lender an amount sufficient to pay the Taxes and pay the balance to Lender, and (iii) such Borrower will promptly pay the full amount deducted to the relevant Taxing Authority or other Governmental Authority in accordance with applicable law.

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(b)          Other Taxes. In addition, and to the fullest extent permitted by applicable law, each Borrower agrees to pay any present or future stamp, documentary, mortgage registration or similar taxes or any other excise or property taxes, charges or similar levies that arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, or any other Loan Documents (collectively, the “Other Taxes”).

(c)          INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND PROVIDED, THAT THERE IS NO DEFAULT OF LENDER REPRESENTATIONS OR OBLIGATIONS CONTAINED IN THIS AGREEMENT, BORROWER WILL INDEMNIFY LENDER FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 2.13 AND PAID BY LENDER) PAID BY LENDER (ON BEHALF OF BORROWER), AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND REASONABLE EXPENSES) ARISING FROM OR WITH RESPECT TO THOSE AMOUNTS, WHETHER OR NOT THE TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. ANY PAYMENT PURSUANT TO THE INDEMNIFICATION DESCRIBED IN THIS SECTION 2.13 WILL BE MADE BY BORROWER WITHIN THIRTY (30) DAYS AFTER THE DATE LENDER MAKES WRITTEN DEMAND FOR THOSE PAYMENTS. SUCH LENDER’S DEMAND WILL STATE WITH SPECIFICITY THE BASIS FOR THE TAX, IDENTIFY THE TAXING AUTHORITY ASSERTING THE TAX AND CERTIFY THAT LENDER HAS PAID THE TAX.

(d)          Certification of Tax Status By Lender. Lender agrees that it will, not more than ten (10) Business Days after the date of this Agreement, (i) deliver to Borrowers a duly completed copy of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (ii) deliver to Borrowers a United States Internal Revenue Service Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Lender further agrees to deliver to Borrowers (A) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (B) alter the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by Borrowers. All forms or amendments described in the preceding sentence shall certify that Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent Lender from duly completing and delivering any such form or amendment with respect to it and Lender advises the Borrowers that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

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(e)          Certain Events Not Entitled to Indemnification. For any period during which Lender has failed to provide Borrowers with an appropriate form pursuant to clause (d), above (unless such failure is due to a change in treaty, law or regulation, or any change in the Interpretation or administration thereof by any Governmental Authority, occurring subsequent to the date on which a form originally was required to be provided), Lender shall not be entitled to indemnification under this Section 2.13 with respect to Taxes imposed by the United States; provided that, if Lender becomes subject to Taxes because of its failure to deliver a form required under clause (d) above, Borrowers shall take such steps as Lender shall reasonably request to assist Lender to recover such Taxes.

(f)          Documentation of Exemptions. To the extent Lender is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or on any Note pursuant to the law of any relevant jurisdiction or any treaty, Lender shall deliver to Borrowers, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

(g)          INDEMNIFICATION BY LENDER FOR CERTAIN TAX CLAIMS. IF THE U.S. INTERNAL REVENUE SERVICE OR ANY OTHER GOVERNMENTAL AUTHORITY ASSERTS A CLAIM THAT THE BORROWER DID NOT PROPERLY WITHHOLD TAX FROM AMOUNTS PAID TO OR FOR THE ACCOUNT OF LENDER (BECAUSE THE APPROPRIATE FORM WAS NOT DELIVERED OR PROPERLY COMPLETED, BECAUSE LENDER FAILED TO NOTIFY BORROWER OF A CHANGE IN CIRCUMSTANCES WHICH RENDERED ITS EXEMPTION FROM WITHHOLDING INEFFECTIVE, OR FOR ANY OTHER REASON), LENDER SHALL INDEMNIFY BORROWER FULLY FOR ALL AMOUNTS PAID, DIRECTLY OR INDIRECTLY, BY BORROWER AS TAX, WITHHOLDING THEREFOR, OR OTHERWISE, INCLUDING PENALTIES AND INTEREST, AND INCLUDING TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE TO BORROWER UNDER THIS SUBSECTION, TOGETHER WITH ALL COSTS AND EXPENSES RELATED THERETO (INCLUDING ATTORNEYS’ FEES). THE OBLIGATIONS OF LENDER UNDER THIS SECTION 2.13(G) SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.

(h)          Effect of Tax Refund, Lender shall use its reasonable efforts to obtain in a timely Fashion any refund, deduction or credit of any Taxes or Other Taxes paid or reimbursed by the Borrowers pursuant to this Section 2.13. If Lender receives a benefit in the nature of a refund, deduction or credit (including a refund in the form of a deduction from or credit against taxes that are otherwise payable by Lender) of any Taxes or Other Taxes with respect to which the Borrowers have made a payment under this Section 2.13, Lender will notify Borrowers and agrees to reimburse the Borrowers to the extent of the benefit of such refund, deduction or credit promptly alter Lender reasonably determines that such refund, deduction or credit has become final; provided, that nothing contained in this Section 2.13(h) shall require Lender to make available its tax returns (or any other information relating to its taxes which it deems to be confidential) or to attempt to obtain any such refund, deduction or credit, which attempt would be inconsistent with any reporting position otherwise taken by Lender on its applicable tax returns.

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Section 2.14.         Fees.

(a)          Advance Fee. In connection with each Advance under the Revolving Loan, Borrowers shall pay to Lender a non-refundable fee equal to 1.5% of any such Advance payable upon the making of such Advance.

(b)          Facility Fee. At Closing, Borrowers will pay to Lender a non-refundable fee equal to 1.5% of the Tranche A-1 Loan Commitment and Tranche A-2 Loan Commitment.

(c)          Tranche B Fee. On the date on which Lender first notifies Borrowers that the Tranche 13 Test is satisfied, and on each subsequent date on which Lender notifies Borrowers of an increase in the Tranche B Confirmed Commitment, Borrowers shall pay to Lender, a fee equal to 1.5% of the Tranche B Confirmed Commitment.

(d)          Facility Fee. If Imperial Corporation or a Borrower has not completed a merger or an initial public offering of Equity Interests of Empire USA on terms reasonably acceptable to Lender on or before 26 February, 2011, or such tater date as Lender may approve, I in its sole and absolute discretion. Upon such initial public offering, Borrowers shall immediately pay to Lender a facility fee (“Facility Fee”) equal to 3.5% of the sum of the’, Revolving Loan Commitment, plus the amounts Lender has agreed to Advance under the Term Loans pursuant to Section 2.1(b) (in each instance, disregarding any portion of the commitment terminated pursuant to Section 2.2 above within thirty (30) days immediately preceding the date, an which the Facility Fee becomes due and owning to lender), If Lender and Borrowers do not agree to a deferred date of an initial public offering, the Facility Fee shall be paid on 26 February 2011.

Section 2.15.         LIBOR Breakage Costs. Each Borrower shall pay to Lender all LIBOR Breakage Costs within three (3) Business Days of demand by Lender. LIBOR Breakage costs shall be a Part of the Obligations for all purposes. Lender shall, as soon as reasonably practicable alter a demand by the Borrowers, provide a certificate confirming in reasonable detail the calculation of its LIBOR Breakage Costs for any Interest Period in which they accrue.

Section 2.16.         Borrowing Base

(a)          The Borrowing Base in effect as of the Closing is $3,000,000 (as redetermined in accordance with this Agreement, the “Borrowing Base”).

(b)          The Borrowing Base shall be redetermined from time to time a follows:

(i)          On or before each May 1 and November 1, the Borrowers shall deliver a Reserve Report to Lender that complies with Section 5.6. Within thirty (30) days following receipt of each such Reserve Report, Lender shall, in its Sole discretion, determine (or redetermine) the Borrowing Base, effective upon notification from Lender to Borrowers, or such other date set forth in such notice, in accordance with its normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time, and may also take into consideration the financial condition, debt, and business of the Borrowers, the Guarantors arid their respective Subsidiaries.

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(ii)         Lender may redetermine the Borrowing Base one time between delivery of Reserve Reports, effective upon notification from Lender to Borrowers, or such other date set forth in such notice. Borrowers may request a redetermination one time between delivery of Reserve Reports.

(iii)        One time between the scheduled delivery of Reserve Reports, Lender may require in written notice that Borrowers deliver a Reserve Report having an effective date set forth in such notice, which must be delivered within 30 days of such notice.

(iv)        Borrowers and Lender acknowledge that due to the uncertainties of the Hydrocarbon extraction process, the Properties are not subject to evaluation with a high degree of accuracy and are subject to potential rapid deterioration in value, and for this reason and the difficulties and expenses involved in liquidating and collecting against the Properties, Lender’s determination of the Borrowing Base that may be supported by the Properties contains an equity cushion, which cushion is acknowledged by Borrowers as essential for the adequate protection of Lender.

(c)          The Borrowing Base shall automatically be reduced in equal amounts on a monthly basis on the Payment Date commencing with, unless the parties otherwise agree, the calendar month immediately following each Borrowing Base redetermination. Concurrent with each redetermination, Lender shall establish the amount of the monthly Borrowing Base reduction that shall apply until the next redetermination. The initial monthly Borrowing Base reduction amount shall be equal to zero dollars ($0.00).

Section 2.17.         Conversion to Revolver. If each of the conditions precedent has been satisfied or waived by Lender for Tranche B Term Loans, including the Tranche B Test being greater than 1.5 to 1.0, and Lender has determined (in its sole discretion) that, following a review of an independently generated engineering assessment in relation to the Properties at that time, that the Borrowers have sufficient asset coverage to support commercially available revolving loans in addition to the Revolving Loan Commitment (that is, the collateral value of the Borrowers’ Proved Reserve would be sufficient to allow it to borrow on a revolving basis an amount equal to the outstanding principal Balance of the Tranche B Term Loans at the time or such other amount that is agreed to by Lender and Borrowers, from a bank or other financial institution on ordinary commercial terms), then the Borrowers and Lender will negotiate in good faith the terms on which Lender would consider converting such Tranche B Term Loans into a revolving credit facility (that is a facility that is capable of prepayment and redraw) with an advance limit calculated by Lender having regard to the Borrowers’ Proved Reserves and with repayments subject solely to borrowing Base redeterminations. Such conversion will be completed by the execution and delivery of Exhibit L.

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Article III
SECURITY

Section 3.1.          Grant of Security Interests.

(a)          Mortgage and Security Interest. As collateral security for all of their Obligations to Lender under this Agreement and the other Loan Documents, each Borrower shall and hereby grants, assigns, transfers and conveys to Lender a first priority mortgage Lien on and first priority and perfected security interest in the Collateral subject only to the Permitted Encumbrances.

(b)          Notice of Assignment of Proceeds. All of Borrowers’ account debtors (including any Operator and Purchasers) relating to any Borrower’s Working Interest or Net Revenue Interest in the Properties will receive notification from Lender (as assignee) and Borrowers, substantially in the form of Exhibit H, that all proceeds from sales of all production or transmission of Hydrocarbons from, or allocable to, Borrower’s Net Revenue Interest in the Properties have been assigned to Lender and are to be paid into the Project Account. Each Borrower shall use its best efforts to cause all Purchasers to execute the assignment notifications to confirm their agreement to remit all proceeds from sales of all production from or allocable to each Borrower’s Net Revenue Interest in the Properties into the Project Account. Subject to applicable contractual obligations and restrictions, Lender will have the right to prohibit Borrowers from selling any Hydrocarbons from or allocable to the Properties to any Purchaser who refuses to timely acknowledge and abide by the payment instructions set forth in any notice under this Section 3.1(b).

(c)          Further Assurances. Borrowers will, upon request, execute and deliver to Lender any and all documents necessary or desirable, in the reasonable opinion of Lender, to create, perfect, maintain and preserve the priority of Lender’s Liens on the Collateral subject only to the Permitted Encumbrances. Each Borrower will, at its own expense, cause searches of the Uniform Commercial Code filing records or similar public records to be conducted at the reasonable request of Lender from time to time in order to evidence, perfect, maintain or continue perfection, or confirm the rights and remedies, of Lender in and to the Collateral granted by Borrowers, perfect those security interests in alter-acquired property, continue the perfection of all security interests granted by Borrowers and file financing statements against Borrowers relating to the security interests securing any Obligations. Each Borrower irrevocably authorizes Lender to prepare and file at any time and from time to time, in any filing office, initial financings statements and amendments to them necessary or convenient to the perfection or continuation of the security interests granted by Borrowers.

(d)          Release of Financing Statements. Upon the indefeasible payment in cash and performance in full of all Obligations (including, without limitation, any Obligation relating to the Swap Agreement) under this Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), Lender will deliver to Borrowers, at Borrowers’ expense, releases of all financing statements and all other Security Documents with an acknowledgment that the same have been terminated, and Borrowers shall deliver to Lender a general release of all of Lender’s liabilities and obligations under this Agreement and the other Loan Documents. The obligations of Imperial Corporation under the Warrant Agreement will survive the termination of this Agreement and the release of the Security Documents.

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Section 3.2.          Pledged Interests. Borrowers will cause the Pledge Agreement (whether one or more) to be entered into on or before the Closing Date so as to gram to Lender, ‘as additional security for the Obligations, a first-priority security interest in all of the issued and outstanding Equity Interests of Empire Drilling and Empire E&P (the “Pledged Interests”).

Section 3.3.          Equipment.

(a)          Preservation of Equipment. All Equipment currently owned or hereafter acquired by or on behalf of Borrowers will be kept at the applicable Property or other places of business of Borrowers except as permitted by this Agreement or the applicable Mortgage or except with the prior written consent of Lender; provided, however, Borrowers or the Operator may dispose of Equipment in accordance with the terms of any applicable Operating Agreement and may dispose of obsolete, broken or worn Equipment without Lender’s consent but upon prompt notification to Lender Borrowers shall use reasonable commercial efforts to cause the Operator at all times to (i) keep correct and accurate records itemizing and describing the location, kind, type, age, condition and cost of and accumulated depreciation on all Equipment relating to the subject Operating Agreement and (ii) make those records available during the Operator’s usual business hours upon prior written notice to any of the officers, employees or agents of Borrowers and Lender.

(b)          Sale or Disposal of Equipment. Where a Borrower is permitted to dispose of any Equipment pursuant to this Agreement or any of the other Loan Documents or as expressly authorized in writing to do so by Lender, it shall do so, or shall use reasonable commercial efforts to cause the Operator to do so, at arm’s length, in good faith and by obtaining the maximum amount of recovery practicable and without impairing the operating integrity of the remaining Equipment.

Section 3.4.          Subordination Agreements. The Parent Companies and all Affiliates of each Borrower shall execute a Subordination Agreement in favor of Lender subordinating to the Obligations any existing or future Debt owed by Borrowers to such Person and subordinating or releasing (as deemed appropriate by Lender) any Lien in favor of such Person to the security interests and Liens of Lender.

Article IV
REPRESENTATIONS AND WARRANTIES

In order to induce Lender to make the Loans, each of the Borrowers make the following representations and warranties to Lender as of the Closing Date, each and all of which will survive the execution and delivery of this Agreement and continue until all Obligations (other than indemnity obligations and similar obligations that survive the termination of this Agreement) have been satisfied and Lender has no further commitment to make any Advance under this Agreement.

Section 4.1.          Formation and Existence. Each Borrower is a limited liability company duly formed, validly existing arid in good standing under the laws of the jurisdiction of organization. Each Borrower is qualified to do business in every other jurisdiction where the nature of its business or the ownership of its Property requires it to be so qualified and where failure to so qualify could reasonably be expected to have a Material Adverse Effect.

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Section 4.2.          Executive Offices. The name of Each Borrower as listed in the public records of its jurisdiction of organization is Empire Energy USA, LLC, Empire Energy E&P, LLC, and Empire Drilling and Field Services, LLC, respectively. Borrowers’ principal place of business and chief executive offices are located at the address specified in Section 12.3 (or as set forth in a notice delivered pursuant to Section 12.3).

Section 4.3.          Capitalization; Ownership; Subsidiaries. One hundred percent (100%) of the Equity Interests in each Borrower are owned as set forth on Schedule 4.3 and one hundred percent (100%) of the Equity Interests of Empire Drilling and Empire E&P are covered by the Pledge Agreements which have been delivered to Lender. Except for the Equity Interests described in the preceding sentence, there are no other classes, types or designations of Equity Interests in any of the Borrowers. No other Person owns any interest in any Borrower or is the holder of any right that could result in the transfer or issuance of any interest in any Borrower. None of the Borrowers nor any of the Parent Companies have any Subsidiaries other than as set forth on Schedule 4.3 which includes a complete and accurate listing of each partnership, Joint venture or other Subsidiary of any Borrower.

Section 4.4.          Authorization; Non-Contravention. The execution, delivery and performance of each Borrower’s and each Parent Company’s obligations under the Loan Documents to which such Borrower is a party and the creation of all Liens, mortgages and security interests provided for in those agreements:

(a)          are within the power and authority of each Borrower;

(b)          have been duly authorized by all necessary action of each Borrower;

(c)          are not in contravention of (i) any agreement or indenture to which each Borrower is a party or by which it or its Property is bound, (ii) the Charter Documents of each Borrower, or (iii) to each Borrower’s knowledge any provision of law applicable to Borrowers or the Loan Documents;

(d)          do not require the consent or approval of any Governmental Authority or any other Person which has not been obtained and a correct and complete copy of each of those approvals has been furnished to Lender; and

(e)          are legal, valid and binding obligations of Borrowers and the Parent Companies, enforceable against Borrowers in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws affecting the enforcement of creditors rights generally and by general equitable principles.

Section 4.5.          Solvency. Borrowers and Guarantors are each Solvent and will continue to be Solvent after giving effect to the transactions contemplated by this Agreement.

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Section 4.6.          Omissions and Misstatements. Borrowers and Guarantors have disclosed to Lender all agreements, Instruments or other restrictions to which it is subject, and all other matters known to it that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of Borrowers, or any Affiliate, to Lender, or any of their Affiliates, in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to Borrowers or any Affiliate which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to Lender by or on behalf of Borrowers or any Affiliate prior to, or on, the date hereof in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or which fall to take into account material information regarding the matters reported therein.

Section 4.7.          Joint Venture. Other than pursuant to the agreements set out on Schedule 4.7, no Borrower is engaged in any joint venture or partnership with any other Person.

Section 4.8.          Commissions; Expenses. Except for the commissions for which Borrowers or Imperial Corporation is solely responsible, no broker’s or finder’s fees or commissions have been paid or will be payable by Borrowers or any of its Affiliates to any Person in connection with the transactions contemplated by this Agreement. BORROWER WILL INDEMNIFY LENDER AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST, AND HOLD EACH OF THOSE PARTIES HARMLESS ON DEMAND FROM, ALL LIABILITIES, COSTS, DAMAGES AND EXPENSES, INCLUDING ATTORNEYS’ FEES AND DISBURSEMENTS RELATING TO ANY THIRD PARTY’S CLAIMS CONCERNING FINDER’S, BROKERAGE, FINANCING OR SIMILAR FEES ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT TO THE EXTENT ARISING FROM DEALINGS WITH BORROWER OR IMPERIAL CORPORATION.

Section 4.9.          Tax Returns. Each Borrower has filed all tax returns (foreign, federal, state and local) required to be filed and have either paid all taxes due (including interest and penalties) or are contesting such taxes in good faith in appropriate proceedings and have adequate reserves for such contested taxes. No assessments have been made against any Borrower by any Taxing Authority nor has any Penalty or deficiency been assessed by any Taxing Authority. To the best of the knowledge of Borrowers, no federal or other income tax return of any Borrower is presently being examined by the Internal Revenue Service or any Governmental Authority nor are the results of any prior examination by the Internal Revenue Service or any Taxing Authority being contested by any Borrower. No tax Lien has been filed against any Borrower and no claim is being asserted with respect to any such tax or other such governmental Charge against any Borrowers.

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Section 4.10.         Litigation; Governmental Proceedings. Except as set forth an Schedule 4.10, no claim, action, suit or other proceeding is pending or, to the best of each Borrower’s knowledge, has been threatened against any Borrower or any Borrower’s predecessor in interest to the Properties with respect to the Properties or the transactions contemplated by this Agreement, at law, in equity or otherwise, before or involving any Governmental Authority or before any arbitrator or panel of arbitrators, and Borrowers has not accepted liability for any action or proceeding. There is no proceeding pending before any Governmental Authority and, to the best of each Borrower’s knowledge, no investigation has been commenced before any Governmental Authority the effect of which, if adversely decided, could reasonably be expected to have a Material Adverse Effect.

Section 4.11.         Ownership of Collateral; Interests.

(a)          All Collateral is owned of record by each Borrower, free and clear of any Lien other than the Permitted Encumbrances. Each Borrower has Defensible Title to the Properties, including each Lease related to the Properties. Except for Permitted Encumbrances or as otherwise consented to in writing by Lender, each Borrower’s interest in the Properties is not subject to any mineral reservations or, to the best of each Borrower’s knowledge, top leases of record. Except for Permitted Encumbrances and the Liens and security interests contemplated by this Agreement and the Security Documents, to each Borrower’s knowledge there are no unrecorded documents or agreements which may result in the impairment or loss of each Borrower’s ability to mortgage the Properties or of Lender’s ability to enforce the Mortgage and convey the Properties. Subject to the Permitted Encumbrances, each Borrower has all beneficial right, title and interest in and to the Net Revenue Interest in all production from or allocable to its respective interest in the Properties (including each Lease) and has the exclusive right to sell or mortgage the Properties subject to any right in the owners of Royalty Interests to take their royalty interest in kind. The representations and warranties set forth in this Section 4.11 shall apply to the Leases set forth in Schedule 4.11. Schedule 4.11 accurately lists each Well in which a Borrower has a legal or beneficial interest, and lists each other Person that has a legal or beneficial interest in such Well. No Person has any legal or beneficial interest in any Well or other Collateral except as set forth in Schedule 4.11.

(b)          All leases and agreements referenced in the title opinions and/or reports or other title materials delivered in connection with the Closing are valid and subsisting, in full Force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would adversely affect in any material respect the conduct of the business of each Borrower. All of the assets of each Borrower which are reasonably necessary for the Operation of its business are in good working condition (ordinary wear and tear excepted) and are maintained in accordance with prudent business standards.

Section 4.12.         Indebtedness. Except as set forth on Schedule 4.12, and as permitted by Section 7.1, upon consummation of the transactions contemplated by this Agreement, no Borrower will have any Debt outstanding other than the Obligations.

Section 4.13.         Trademarks, Etc. Each Borrower possesses or will possess all trademarks, trade names, trade styles, copyrights and patents necessary to conduct its business as it is presently conducted or as each Borrower intends to conduct it in the future without any infringement or conflict with the rights of any other Person with respect to trademarks, trade names, trade styles, copyrights or patents, which failure could reasonably be expected to have a Material Adverse Effect.

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Section 4.14.         Other Leases. Except for office equipment leases, no Borrower is the lessor or lessee under any material leases (including real property leases, equipment leases, capital leases, etc.), other than Leases included in the Properties.

Section 4.15.         Investments. No Borrower:

(a)          has committed to make any Investment;

(b)          is a party to any indenture, agreement, contract, Instrument or lease, or subject to any Charter, by-law or other restriction or any injunction, order, restriction or decree, which could materially and adversely affect its business, operations, Properties or assets;

(c)          is a party to any “take or pay” contract or settlement or any other contract or agreement which (i) allows its Natural Gas purchaser to take Natural Gas previously paid for out of future Natural Gas production or (ii) provides for a cash rebate to the Natural Gas purchaser if reimbursement of take-or-pay monies is not made through Natural Gas production;

(d)          has produced Hydrocarbons from the Properties in excess of the percentage to which its ownership interest in the applicable Property would entitle it, pursuant to balancing rights of third parties or pursuant to balancing duties under Governmental Requirements; or

(e)          has material contingent or bang term liability or commitment which Gould have a Material Adverse Effect.

Section 4.16.         Environmental Matters. Except as disclosed on Schedule 4.16, to the best of each Borrower’s knowledge:

(a)          neither any Property of any Borrower or any of its Affiliates nor the operations conducted thereon violate any order or requirement of any Governmental Authority or any Environmental Laws;

(b)          without limitation of clause (a) above, no Property of any Borrower or any of its Affiliates nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or any remedial obligations under Environmental Laws;

(c)          all notices, permits, licenses or similar authorizations, if any, currently required to be obtained or filed in connection with the operation or use of any and all Property of each Borrower and each of its Affiliates, including without limitation past or present treatment, storage, disposal or release of a Hazardous Materials or solid waste into the environment, have been duly obtained or filed, and each Borrower and each such Affiliate are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

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(d)          all Hazardous Materials, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of each Borrower or any of its Affiliates has in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

(e)          Each Borrower has taken all steps reasonably necessary to determine and has determined that no Hazardous Materials, solid waste, or Crude Oil and Nature’ Gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any Hazardous Materials an or to any Property of each Borrower or any of its Affiliates except in compliance with Environmental Laws;

(f)          to the extent applicable, all Property of each Borrower and each of its Affiliates currently satisfies, in all material respects, all design, operation, and equipment requirements imposed by the OPA (as defined in the definition of Environmental Laws), and each Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

(g)          no Borrower and no Affiliate of any Borrower has any known contingent liability in connection with any release or threatened release of any Crude Oil, Hazardous Material or solid waste into the environment.

Section 4.17.         Operating Permits and Licenses. To the extent applicable to any Borrower, each Borrower has fulfilled all requirements for obtaining and has obtained and maintained all licenses, permits, operating authorities and other authorizations necessary for the conduct of the business of each Borrower or Operator to operate or maintain each of the Properties which the failure to obtain and maintain could reasonably be expected to have a Material Adverse Effect, and each Borrower or Operator is and will be fully qualified to own and hold such Properties and to exercise rights under all leases, contracts or other documents governing the Operation or maintenance of the Properties. There are no pending Tees, assessments or penalties relating to the permits, licenses and operating authorities. The continuation, validity and effectiveness of each license, permit and other authorization are not and will in no way be adversely affected by the transactions contemplated by this Agreement or the Security Documents. Each Borrower is not in breach of, or in default under the terms of, and has not engaged in any activity which would cause revocation or suspension of, any such licenses, permits or authorizations which could reasonably be expected to have a Material Adverse Effect and no action or proceeding looking to or contemplating the revocation or suspension of any of them is pending or, to the best of each Borrower’s knowledge, threatened against any Borrower or Operator. Each Borrower is not in violation of any Governmental Authority or Governmental Requirements or court decree relating to any of the Properties or otherwise applicable to any Borrower which could reasonably be expected to have a Material Adverse Effect. No suspension of production on the Properties is in effect.

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Section 4.18.         Maintenance of Properties. Except for such acts or failures to act as Gould not be reasonably expected to have a Material Adverse Effect, to the best of each Borrower’s knowledge, the Properties (together with any other properties unitized with any of the Properties) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Properties and other contracts and agreements forming a part of the Properties. Except to the extent it could not reasonably be expected to have a Material Adverse Effect, to the extent applicable, arid to the best of each Borrower’s knowledge, (i) no Property is subject to having allowable production reduced below the fall and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time); (ii) none of the wells comprising a part of the Properties (or properties unitized with any of the Properties) deviates from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bares are wholly within, the Properties (or in the case of Wells located on properties unitized with any of the Properties, such unitized properties); and (iii) each Borrower, and to each Borrower’s knowledge, any other Operator are not in violation of, or in default under, any material agreement affecting any Lease or any other contract or agreement to which either any Borrower and/or any other Operator is a party or is bound or its property is bound.

Section 4.19.         USA PATRIOT Act Representation. Neither any Borrower nor any of its Affiliates is a country, individual or entity named on the Specifically Designated National and Blocked Persons list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

Section 4.20.         Contingent Liabilities. Except for obligations arising under surety Bonds required by Governmental Authorities and which are detailed in Schedule 4.20, indemnity, cleanup and other obligations of a customary nature assumed or incurred (excluding Debt for borrowed money) in favor of any seller of the Leases or related property, and Debt permitted by Section 7.1, No Borrower has assumed, guaranteed, endorsed or otherwise become directly, indirectly or contingently liable in connection with any liability of any other Person, except for the endorsement of Checks and other negotiable Instruments for collection in the ordinary course of business, or as may be required under the Operating Agreements or the Security Documents or other documents executed in connection with the Security Documents.

Section 4.21.         Restrictions on Equipment. Except for the Permitted Encumbrances, there is no restriction or other limitation an Lender’s right to obtain or exercise its security interests in the Equipment, including the right to foreclose on and sell the Equipment or to exercise all other rights and remedies of a secured party under the laws of each jurisdiction applicable to the Collateral but subject to Debtor Relief Laws, laws related to the rights of co-owners of property and laws related to the enforcement of security interests on personal property.

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Section 4.22.         Unpaid Bills. Except as set forth on Schedule 4.22, no Borrower has any past due bills for improvements to the Property that could give rise to mechanics’, materialmen’s or other similar Liens arising by Operation of applicable law that could rank in priority ahead of any of the Liens arising under the Security Documents, except for such bills (i) that have (to the extent such bill arose after Closing) been disclosed to Lender in writing, (ii) that are being diligently contested in good faith and (iii) for which such Borrower has male and maintains adequate reserves as required by the Accounting Standards, Schedule 4.22 also lists any vendors that have provided goods or services to the Borrower for the Properties for the six (6) months prior to the date of this Agreement.

Section 4.23.         Taxpayer Identification. The federal taxpayer identification number for Empire USA is 20-5951204, for Empire E&P is 20-4919352, and for Empire Drilling is 20-8386844.

Section 4.24.         Investment Company. No Borrower is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.25.         Borrower Not a Public Company. No Borrower has issued any securities subject to registration under either federal or state securities laws.

Section 4.26.         Other Agreements. Except as set forth on Schedule 4.26, there is no agreement in force and effect (including, without limitation, letters of intent), whether written or oral, between Borrower or any of its Affiliates and any other Person regarding the acquisition or financing of any of the Properties or the purchase and sale of production from or allocable to the Properties other than pursuant to Hydrocarbon purchase and sale agreements satisfactory to Lender. Except for rights set forth in the Permitted Encumbrances, no Person has any call upon, option to purchase or similar rights under any agreement with respect to any Borrower’s Working Interest or Net Revenue Interest in the Properties or to the production from the Properties other than pursuant to a Hydrocarbon purchase and sale agreement satisfactory to Lender and Persons who have waived such rights in writing with respect to the Properties.

Section 4.27.         Basic Documents. With respect to the Basic Documents:

(a)          all are in full force and effect in accordance with their terms and constitute valid and binding obligations, except as limited by applicable Debtor Relief Laws and by general equitable principles;

(b)          to each Borrower’s knowledge, no other party to any Basic Document (or any successor in interest to that party) is in breach or default with respect to any of its obligations under the Basic Documents which could reasonably be expected to have a Material Adverse Effect;

(c)          to each Borrower’s knowledge, no party to any Basic Document has given or has threatened to give notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Document or any of their provisions; and

(d)          the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach of, a default under, or other violation of the provisions of any Basic Document.

Section 4.28.         Farmout Agreements and Subject Contracts, Etc. With respect to the Properties and the unit agreements, pooling agreements, communization agreements and other Basic Documents creating the interests constituting the Properties, and except as set forth an Schedule 4.28 and as set forth in any title opinions and/or reports or other title materials provided by each Borrower to Lender upon which Lender is expressly entitled to rely:

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(a)          there are no outstanding farmout agreements, obligations to drill additional Wells or agreements to engage in other development operations, except for obligations arising wider offset Well provisions, obligations arising under provisions of any Operating Agreement which allow the parties to elect whether or not they will participate in development activities other than as specified in those leases, contracts and other agreements;

(b)          there are no limitations as to the depths covered or substances to which such interests purport to apply other than as specified in those leases, contracts and other agreements; and

(c)          there are no royalty provisions (other than those allowing a lessor the right to take in kind) requiring the payment of royalties an any basis other than as specified in those Leases, contracts and other agreements.

Section 4.29.       Operating Agreements. With respect to the Operating Agreements relating to each Borrower’s Working Interest and Net Revenue Interest in the Properties:

(a)          Schedule 4.29 lists all Operating Agreements to which the Properties are subject and the Operator for each of the Properties which Operators are hereby approved by Lender;

(b)          except as listed an Schedule 4.29, there are no outstanding calls for payments under any AFE or payments which are past due or which each Borrower or, to the best of each Borrower’s knowledge, any predecessor of each Borrower has committed to make which have not been or are not being paid within the terms required; and

(c)          there are no operations under any of the Operating Agreements with respect to which any Borrower has become a non-consenting party nor are there any non-consenting penalties binding or that will become binding upon any Borrower that are not reflected in the Net Revenue Interest or Working Interest as set forth on Exhibit A.

Section 4.30.      No Unusual Agreements. All agreements applicable to each Borrower’s Working Interest and Net Revenue Interest in the Properties are of the type generally found in the oil and gas industry and the gathering and transmission industry, as applicable, and do not (individually or in the aggregate) contain any unusual provisions which could reasonably be expected to have a Material Adverse Effect.

Section 4.31.       Suspense of Proceeds. Except as disclosed on Schedule 4.31, as of the Closing Date, all proceeds from the sale of Hydrocarbons from each Borrower’s Working Interest or Net Revenue Interest in the Properties are being received by each Borrower in a timely manner and are not being held in suspense for any reason.

Section 4.32.       Employee Plans. No Borrower has any Employee Plans.

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Section 4.33.      Use of Proceeds. Each Borrower has used and will use all Advances under the Loan solely for the purposes described in this Agreement and in a manner consistent with the AFEs and other supporting documentation provided to Lender in connection with each Advance Request. No Borrower is engaged principally, or as one of its material activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”)). Ne part of the proceeds of any Advance will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

Section 4.34.       Borrowers’ Interests in the Properties. With respect to each Borrower that owns an interest in the Properties, its Working Interest is not more than, and its Net Revenue Interest is not less than, the percentages set forth on Exhibit A for each of the Properties.

Section 4.35.       Insurance. Prior to the making of the initial Advance, each Borrower will obtain and will maintain, for as long as any Obligations remain owing to Lender, insurance coverage of the types and in the amounts specified in Section 6.8. Prior to the making of the initial Advance, one or more policies providing that coverage will be in Full Force and effect, and no Borrower has received from any insurer a notice of termination or non-renewal. Each Borrower has provided and will continue to timely provide true, correct and complete copies of all of the insurance policies, certificates and other documentation to be provided to Lender under Section 6.8. Such insurance policies are sufficient for the compliance by each Borrower with all Governmental Requirements and all material agreements and such insurance coverage is in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of each Borrower. Lender has been named as an additional insured in respect of such liability insurance policies and has been named as loss payee with respect to property loss insurance.

Section 4.36.       No Material Adverse Effect. No Material Adverse Effect exists.

Section 4.37.      No Other Interest in the Properties. Neither any Borrower nor any of its Affiliates (including any Person owning any other security that could be exchanged for or converted into an equity interest in any Borrower) owns or is the beneficiary of any direct or indirect interest in any Well or Lease or the Hydrocarbons produced or to be produced therefrom other than through such Borrower.

Section 4.38.       Conduct of Business Since Formation. Since its formation, no Borrower has conducted business in any jurisdiction other than Pennsylvania.

Section 4.39.      Restriction on Liens. Except for Permitted Encumbrances, no Borrower is a party to any agreement or arrangement, or subject to any known order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to Lender on or in respect of its Properties to secure the Obligations.

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Section 4.40.      Hedging Agreements. Schedule 4.40 sets forth, as of the date of this Agreement (and alter the date of this Agreement, each report required to be delivered by any Borrower pursuant to Section 5.3 will set forth) a true and complete list of all Hedging Agreements of each Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 4.41.      Marketing of Production. Except for contracts listed on Schedule 4.41 and in effect on the date of this Agreement, and thereafter either disclosed in writing to Lender (with respect to all of which contracts each Borrower represents that it is receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and is not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on sixty (60) days notice or less without penalty or detriment for the sale of production from each Borrower’ s Hydrocarbons (including, without limitation, calls on or other rights to purchase production, whether or not the same are currently being exercised) that (i) pertain to the sale of production at a fixed price and (ii) have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 4.42.       Deposit Accounts. Except as set forth on Schedule 4.42, Borrowers do not maintain any deposit accounts (as defined in the UCC).

Section 4.43.      Labor Matters. Neither any Borrower nor any of its Affiliates are in violation of any Governmental Requirement dealing with labor matters and all payments due from any Borrower or any Affiliate for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any non-payments that do not, individually or in the aggregate, constitute a Material Adverse Effect.

Section 4.44.      Vendor Liens. There are no other Liens or inchoate Liens which, with notice, the passage of time or both could be validly asserted and attached to the Properties related to the provision of goods or services to any Borrower for which payment is past due.

Section 4.45.      Eligible Contract Participant. No Borrower is an “eligible participant” as that term is defined in the Commodities Futures Modernization Act of 2000 17 C.F.R. § 35.1(b)(2)(2006), as amended or supplemented from time to time, and the rules and regulations promulgated thereunder.

Section 4.46.      Character of Pledged Interests. The Pledged Interests are (i) certificated, (ii) not dealt in or traded on securities exchanges or in securities markets, (iii) “investment company securities” as that term is defined in the UCC or (iv) held in a “securities account” as that term is defined in the UCC. The Charter Documents of Borrowers do not provide that the Pledged Interests are securities governed by Chapter 8 of the UCC.

Section 4.47.      Choice of Law. The choice of governing law of the Loan Documents to which Borrowers are a party is a valid choice of law and should be recognized and enforced by the courts located in the jurisdiction of incorporation of Borrowers. Any judgment obtained in relation to a Loan Document to which Borrowers are a party in the jurisdiction of the governing law of that Loan Document will be recognized and enforced in the jurisdiction of incorporation of Borrowers.

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Section 4.48.      No Default. No Event of Default, and on the date of this Agreement and the Closing Date, no Default, is continuing or is reasonably likely to result from the making of any Advance or the entry into, the performance of, or any transaction contemplated by, any Loan Document. No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on Borrowers or any of their Affiliates or to which its (or any of its Affiliates’) assets are subject which has or is reasonably likely to have a Material Adverse Effect.

Section 4.49.      Financial Statements. The most recent financial statements delivered pursuant to Section 9.2(bb): (i) have been prepared in accordance with the Accounting Standards and (ii) give a true and fair view (if audited) or fairly present (if unaudited) of its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate. Such statements, if quarterly, may have customary footnotes acceptable to Lender and may be subject to year-end adjustments in accordance with the Accounting Standards.

Section 4.50.      Priority. Subject to Permitted Encumbrances, the Security Documents have or will have first ranking priority and none is subject to any prior ranking or pari passu ranking Lien.

Section 4.51.      Terms and Conditions. Borrowers have received and read the Terms and Conditions of Investment Business of MBL attached hereto as Exhibit K.

Article V
FINANCIAL STATEMENTS AND INFORMATION;
CERTAIN NOTICES TO LENDER

So long as there are any Obligations owed to Lender under this Agreement, including, without limitation, the obligations arising under the Swap Agreement, and unless Lender has previously consented in writing to each Borrower’s non-compliance, each Borrower and, where indicated, Empire USA shall deliver to Lender the following items:

Section 5.1.       Property Operating Statement. Commencing on April 15 (with respect to the February 2008 production month) Borrowers shall deliver, no later than forty-five (45) days after the end of each month, a Property Operating Statement:

(a)          concurrent with the delivery of each Property Operating Statement, as an attachment to such Property Operating Statement, (i) a statement of Borrowers’ consolidated Cash Position as of the last day of the immediately preceding month and (ii) a statement of each Borrower’s aged accounts payable in the form attached as Exhibit I, each prepared by Empire USA and accompanied by a certification of an authorized representative of Empire USA acceptable to Lender (an “Authorized Officer”), dated the date of the delivery of the statement to Lender, and further certifying that to the knowledge of the Authorized Officer no Default exists under any provision of this Agreement or any of the other Loan Documents; and

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(b)          concurrent with the delivery of each Property Operating Statement, a list of all payments made by Borrowers to any Person (other than Lender) during the month preceding the Payment Date and indicating whether the payment was (i) for operating expenses of a type described in clauses (a) - (e) of the definition of “Net Operating Cash Flow,” or (ii) authorized under an AFE approved by Lender.

Section 5.2.        Annual Reports. Within ninety (90) days after the close of each fiscal year, a copy of the annual Financial Report (including all notes) of Empire USA, all audited by independent certified public accountants retained by Empire USA and acceptable to Lender and accompanied by the accountants’ certification or an unqualified opinion that, in the normal course of their audit, they have not become aware of any circumstances constituting an Event of Default under this Agreement. The first audited financial statement will be delivered on or before April 30, 2009. The fees and expenses actually paid by Borrowers to the certified public accountants retained by Borrowers to prepare the audited financial statements required by this Section 5.2 will be accounted for as a lease operating expense for purposes of calculating Net Operating Cash Flow.

Section 5.3.        Quarterly Financial Reports. Within forty-five (45) days after the end of each fiscal quarter, a Financial Report of Empire USA (including all notes thereto) for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, prepared by Empire USA.

Section 5.4.        Certificate of Financial Officer; Compliance. Concurrently with any delivery of financial statements under Section 5.2 or Section 5.3, a certificate of an Authorized Officer of Empire USA in form and substance satisfactory to Lender (a) certifying (i) as to whether such Authorized Officer has knowledge of whether a Default has occurred, dated the date of the delivery of the financial statements to Lender, and, (ii) if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Section 6.26, (c) stating whether any material change in the Accounting Standards or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.2 and Section 5.3 and, if any such material change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (d) stating that such financial statements present fairly in all material respects the consolidated financial position and results of operations of Empire USA on a consolidated basis in accordance with Accounting Standards, subject to normal year-end adjustments and the absence of footnotes (other than those required to explain financial data).

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Section 5.5.        Default Notices. Promptly alter becoming aware of the existence of any Default under this Agreement or any of the Loan Documents or a default by Borrowers under any Operating Agreement or any farmout agreement or after becoming aware of any developments or other information which might materially and adversely affect any Borrower’s Properties, business, prospects, profits or condition (financial or otherwise) or its ability to perform under this Agreement, including, without limitation, the following:

(a)          any material dispute (including tax liability disputes) that may arise between any Borrower and any Governmental Authority;

(b)          the commencement of any litigation or proceeding involving amounts in dispute in excess of $100,000 affecting any Borrower or any of the Properties;

(c)          any Labor dispute or controversy resulting in or threatening to result in a general strike or work stoppage against any Borrower;

(d)          any proposal by any Governmental Authority to acquire any of the assets or business of any Borrower;

(e)          any proposed or actual change in any Borrower’s name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (i) in the location of each Borrower’s chief executive office or principal place of business, (ii) in each Borrower’s identity or entity structure or in the jurisdiction in which such Person is formed, (iii) in each Borrower’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (iv) in each Borrower’s federal taxpayer identification number;

(f)          the loss of, suspension, termination or material adverse change to any of the permits, licenses, operating authorities and other authorizations referred to in Section 4.17 and Section 4.18;

(g)          any material loss or damage to any of the Collateral, or any Borrower’s business or operations;

(h)          the failure to make any payment when due with respect to any Debt or the failure to comply with the terms of any material agreement (including, without limitation, any Hedging Agreement or Swap Agreement) to which Borrower is a party;

(i)          any proposed sale, transfer, assignment or other disposition of any Properties permitted hereunder, prior written notice of such disposition, the price thereof and the anticipated date of closing;

(j)          the occurrence of any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of Borrower having a fair market value in excess of $100,000; and

(k)          any other development that results in, or could reasonably be expected to result in a Material Adverse Effect;

in each case Borrower shall provide Lender with telephonic, facsimile or e-mail notice specifying and describing the nature of the Default, development or information, and the anticipated effect. Any notice delivered by telephone or e-mail will be confirmed in writing (or, with respect to e-mail notices, physically delivered to Lender) within five (5) days.

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Section 5.6.         Reserve Reports.

(a)          Timing of Reports. Beginning on the First Reserve Report Effective Date and continuing semi-annually (June 30 and December 31) throughout the term of this Agreement, Borrowers shall, at their sole expense (to be accounted for as a lease operating expense in the calculation of Net Operating Cash Flow), cause to be prepared by the Engineers (or, in the case of any mid-year report, prepared by Borrowers or the Engineers, at Lender’s option) and delivered to Lender an engineering reserve report (the “Reserve Report”) relating to the Properties. The Reserve Reports will set forth, without limitation, the projected recoverable reserves attributable to the Working Interests and Net Revenue Interests of Borrowers. Borrowers shall deliver each Reserve Report to Lender within sixty (60) days of its effective date.

(b)          Preparation of Reports. Borrowers shall cause each Reserve Report to be prepared in a manner acceptable to Lender in all respects. For the avoidance of all doubt, each such acceptable Reserve Report will be prepared in accordance with at least the following assumptions:

(i)          reserves shall be adjusted for cumulative production since the effective date of the most recent Reserve Report;

(ii)         A.           for all Natural Gas to be sold by Borrowers other than Natural Gas described in Section 5.6(b)(ii)B below, the purchase price for each calendar year will be the average of the monthly prices for that year for Natural Gas as reflected in the New York Mercantile Exchange as of the settlement of the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials approved by Lender), using price escalators or de-escalators existing in the market as determined by Lender at the time the Reserve Report is being prepared, for the remaining life of the Properties;

B.           for all Natural Gas to be sold by Borrowers on a fixed price basis pursuant to any bona fide contract or with respect to which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials approved by Lender) for the volumes indicated in the contract, agreement or arrangement;

C.           for Crude Oil to be sold by Borrowers other than Crude Oil described in Section 5.6(b)(ii)D below, the purchase price for each calendar year shall be the average of the monthly prices for that year for Crude 011 as reflected in the New York Mercantile Exchange as of the settlement on the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials approved by Lender), using price escalators or de-escalators existing in the market as determined by Lender at the time the Reserve Report is being prepared, for the remaining life of the Properties Un-hedged volumes will use prices for valuation that are multiplied by 0.95.

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D.           for Crude Oil to be sold by Borrowers on a fixed price basis pursuant to any bona fide contract or for which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials approved by Lender) for the volumes indicated in the contract, agreement or arrangement.

(iii)        reserves will be adjusted to reflect revisions to volume estimates of reserves since the effective date of the last Reserve Report;

(iv)        projected operating expenses and capital expenditures will be adjusted to reflect (A) actual expense levels incurred since the effective date of the last Reserve Report and (B) projected increases or decreases in anticipated operating expenses and capital expenditure levels;

(v)        each Reserve Report will separately report on PDP Reserves, PDNP Reserves and PUD Reserves and will utilize any other assumptions that Lender may request from time to time; and

(vi)       each Reserve Report shall be accompanied with any updates to the then existing Development Plan and by a certificate of an Authorized Officer of Borrowers as required pursuant to Section 5.4.

(c)          Preparation of Additional Reserve Reports. Borrowers or Lender, at the sole option of either of them, so long as there are any Obligations owing to Lender under this Agreement (other than indemnity and similar obligations that survive termination of this Agreement), may cause additional Reserve Reports, meeting the requirements of the preceding paragraph, to be prepared by any of the Engineers to be delivered to the other party. Except for the two (2) Reserve Reports each year required in the first paragraph of this Section 5.6 which will be paid for by Borrowers (and accounted for as lease operating expenses in the calculation of Net Operating Cash Flow), the costs and expenses of any additional reports will be borne by the party requesting the report. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then Lender may request an additional Reserve Report to be prepared at the sole expense of Borrowers.

Section 5.7.        Other Information. Borrowers shall provide Lender copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement, and not otherwise required to be furnished to Lender pursuant to any other provision of this Agreement. Borrowers shall provide any other information concerning the financial condition of Borrowers and any property of Borrowers as Lender may reasonably request from time to time.

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Section 5.8.         Daily Field Reports. Each Borrower shall, or if any Borrower is not the Operator of said Lease, Borrowers shall use commercially reasonable efforts to cause Operator to, send reports on active field operations to Lender on at least a three-times-per-week basis, in form and substance satisfactory to Lender. Such reports will be sent by e-mail to designated representatives of Lender as soon as possible on the day following the reported activities. Active field operations include, but are not limited to: drilling, completions, well workovers, installation, modification or repair of surface facilities and flowlines, and pipeline hookups. For new well completions, for a period of up to thirty (30) days, Natural Gas and Crude OH production volumes will be reported, as well as choke sizes, wellhead pressures, hours produced and notes relating to downtime or other factors affecting production. The daily production volumes will be based on field estimates on as accurate a basis as practical given the production equipment and metering devices in place. For situations where production from multiple completions are combined upstream of measurement equipment, production volumes for the individual completions should be estimated based on appropriate allocations acceptable to Lender. The obligations of Borrowers with respect to the form and substance of reports in this Section are limited to each Borrower’s commercially reasonable efforts where a Borrower is not an Operator.

Section 5.9.         [Reserved].

Section 5.10.      Monthly Field Activity Reports. Each Borrower shall, or if any Borrower is not the Operator of said Lease, use commercially reasonable efforts to cause, Operator to maintain a table of all monthly Natural Gas and Crude Oil production volumes (historical and current) for all existing and future Well completions by Borrowers. Such table will be supplied by electronic mail to designated representatives of Lender, in a digital format acceptable to Lender, within twenty-one (2 1 ) days following the end of each production month. In the case of Natural Gas, the estimated aggregated monthly production volumes should be based on the Integration of the charts recorded by the lease “check” meter located downstream of the processing equipment and immediately upstream of the sales delivery point. Any allocation of production among completions should be documented as described above for the daily production table. Each Borrower shall supply a report reconciling Hydrocarbon Production Volumes (as measure by the lease equipment) to sales volumes (reported by the Purchasers) for each Borrower’s existing and Future Well or Lease. Such table will be supplied by e-mail to designated representatives of Lender, in a Format acceptable to Lender, within ninety (90) days following the end of each production month. The obligations of each Borrower with respect to the form and substance of reports in this Section are limited to each Borrower’s commercially reasonable efforts where any Borrower is not the Operator.

Section 5.11.      AFEs. Each Borrower shall provide Lender for Lender’s written approval a true and complete copy of each AFE supported by appropriate invoices, bids, estimates, contracts or other documentation prior to commencing the activity contemplated by the AFE. Each Borrower shall promptly submit to Lender for written approval a supplemental AFE for any anticipated expenditures in excess of one hundred ten percent (110%) of those authorized on an approved AFE.

Section 5.12.      Test Results; Core Analyses; Surveys and Logs. Upon the request of Lender, each Borrower shall, and if any Borrower is not the Operator, use commercially reasonable efforts to cause Operator to, promptly provide Lender with true and complete copies of all test results, fluid analyses, Pressure surveys and core analyses related to the Properties. As soon as such data are available, Borrowers shall promptly provide Lender with true and correct copies of all electrical surveys, radioactivity logs, temperature surveys, deviation or directional surveys, caliper logs and all other logs and surveys obtained during the drilling of any Well. In addition, promptly upon the completion of any Well, Borrowers will provide Lender with a composite of all electrical-type logs to the extent reasonable and customary.

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Section 5.13.      Advance Notice of Operations. To the extent practical, Borrowers will use commercially reasonable efforts to give Lender twenty-four (24) hours advance notice of and access to all logging, coring, and testing operations.

Section 5.14.      Reports Made to a Governmental Authority. Concurrently with each Borrower’s delivery of any such report or application to the applicable Governmental Authority, each Borrower shall provide Lender a copy of each report made and application submitted to a Governmental Authority.

Section 5.15.      Charter Documents. Each Borrower shall provide Lender copies of all amendments or modifications to any of its Charter Documents and the Charter Documents of any Subsidiary and Affiliate, provided, however, that this Section 5.15 shall not be deemed to be a consent to any such amendment or modification that is otherwise prohibited by this Agreement.

Section 5.16.      Information to Imperial Corporation. Simultaneous with the distribution of such information to Imperial Corporation or any other direct or indirect owner of an Equity Interest in any Borrower or any of their respective Subsidiaries, each Borrower shall furnish to Lender copies of all periodic and other reports, proxy statements and similar materials distributed by Borrower to Imperial Corporation generally.

Section 5.17.      Certificate of Authorized Officer; Hedging Agreements. Concurrently with the delivery of each Reserve Report hereunder, a certificate of an Authorized Officer of Borrower, in form and substance satisfactory to Lender, setting forth as of the effective date of the Reserve Report, a true and complete list of all Hedging Agreements of Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, credit support Agreements not previously disclosed to Lender in writing, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

Section 5.18.      Certificate of Insurer; Insurance Coverage. Concurrently with any delivery of financial statements hereunder (to the extent not previously provided to Lender), a certificate of insurance coverage from each insurer (or from Borrowers’ insurance brokers) with respect to the insurance required by Section 6.8 in form and substance satisfactory to Lender (to the extent current certificates have not been previously provided to Lender), and, if requested by Lender, all copies of the applicable policies.

Section 5.19.      Updated Development Plan. Contemporaneous with the delivery of each Reserve Report bearing an effective date as of December 31st of any year, Empire USA will prepare and deliver to Lender a revised, proposed Development Plan covering at least the next twelve (12) months and setting forth all capital expenditure development projects proposed for that period, the anticipated timing of those projects, the net cost of each of those projects to Empire USA and such other information as Lender may require. Each proposed Development Plan will be subject to the written approval of Lender in its sole and absolute discretion, and each Borrower agrees and acknowledges that Lender has no obligation to approve any revised Development Plan. All notional wells that are matured into specific firm development locations shall be only approved in Lender’s sole discretion. If and when approved by Lender, each revised Development Plan will supersede Schedule 2.1(b) to this Agreement. Until Lender has approved a revised Development Plan, the then current, approved Development Plan shall remain in effect (together with all AFEs approved in connection therewith).

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Article VI
AFFIRMATIVE COVENANTS

Each Borrower covenants and agrees that, so long as there are any Obligations owing to Lender under this Agreement or under the Swap Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), or Lender has any commitment to make further Advances under this Agreement, and unless Lender has previously consented in writing to each Borrower’s non-compliance, each Borrower will comply with the following covenants:

Section 6.1.         Preservation of Existence. Each Borrower shall preserve and maintain its existence as a corporation organized under the laws of the State of its Formation and all related rights, privileges and franchises.

Section 6.2.         Compliance with Law. Each Borrower shall:

(a)          comply, and use all commercially reasonable efforts to cause the Operator to comply, in all material respects with all Governmental Authorities and Governmental Requirements regarding the collection, payment and deposit of employees’ income, unemployment and Social Security taxes and use all commercially reasonable efforts to cause the Operator to properly and timely make all royalty or overriding royalty payments and payments to all other interest owners in the Properties which it operates;

(b)          duly observe and conform, in all material respects, with all laws, rules and regulations made by any Governmental Authority, and all valid requirements of any Governmental Authority which may acquire jurisdiction, which apply or relate to ownership and operation of any or all of the Properties, including, without limitation, compliance with all obligations under the Environmental and Safety Regulations;

(c)          operate or cause any Property to be operated (whether or not such Property constitutes a “facility” as defined by CERCLA) so that no cleanup or other obligation arises in respect of CERCLA or other applicable Governmental Requirement (including, without limitation, Hazardous Substance Laws), designed to protect the environment or relating to the disposition, generation or transportation of hazardous waste, which would constitute a Lien or charge on any property of each Borrower prior in right to that of Lender. If any claim of prior Lien or charge is made or any similar obligation arises, Each Borrower will, at its own expense, (i) immediately cure or cause a third party to immediately cure the same except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Accounting Standards and (ii) INDEMNIFY AND HOLD HARMLESS LENDER AND ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES FROM ANY RELATED LIABILITY, RESPONSIBILITY OR OBLIGATION IN CONNECTION WITH ANY CLEANUP OR OTHER LIABILITY AS SUCCESSOR, SECURED PARTY OR OTHERWISE (REGARDLESS OF WHETHER OR NOT LENDER MAY BE DEEMED TO BE AN “OWNER OR OPERATOR” UNDER CERCLA) FOR ANY REASON INCLUDING, WITHOUT LIMITATION, THE ENFORCEMENT OF LENDER’ S RIGHTS AS A SECURED PARTY UNDER THIS AGREEMENT, THE SECURITY DOCUMENTS OR BY OPERATION OF LAW;

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(d)          comply with, and use all commercially reasonable efforts to cause material compliance by all of its Operators, agents and invitees with, all Environmental and Safety Regulations with respect to Hazardous Materials, and keep all of the Properties free and clear of any Liens imposed by those regulations except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Accounting Standards. If Any Borrower receives any notice from any Person with regard to the Release of Hazardous Materials on or from any of the Properties, Such Borrower shall promptly (and, in any event, prior to the expiration of any period in which to respond to such notice under any applicable Environmental and Safety Regulation) send a copy of the notice to Lender.

(e)          use all commercially reasonable efforts to cause any Operator to do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency (excepting ordinary wear and tear) all of its Properties including, without limitation, all Equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing in paying quantities.

(f)          Promptly (unless disputed in good faith white maintaining adequate reserves under Accounting Standards) (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses, severance taxes and other taxes and indebtedness accruing under the Leases or other agreements affecting or pertaining to its Properties, (ii) perform or make reasonable and customary efforts to cause to be performed in all material respects, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, Leases, sub-leases, contracts and agreements affecting its interests in its Properties and (iii) will use commercially reasonable efforts to cause the Operator to do all other things necessary to keep unimpaired, except for Liens described in Section 7.5, its rights with respect to its Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing in paying quantities.

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Section 6.3.         Environmental Matters

(a)          Each Borrower shall, or to the extent any Borrower is not the Operator of the Properties, Borrowers shall use commercially reasonable efforts to cause the Operator to: (i) comply, and cause its Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, any Crude Oil, Crude Oil and Natural Gas waste, Hazardous Material, or solid waste on, under, about or from any of any Borrower’s Properties or any other property to the extent caused by any Borrower’s operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the Operation or use of any Borrower’s Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any Crude Oil, Crude Oil and Natural Gas waste, hazardous substance or solid waste on, under, about or from any of any Borrower’s Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement such procedures as may be necessary to continuously determine and assure that any Borrower’s obligations under this Section 6.3(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

(b)          Each Borrower will promptly, but in no event later than ten (10) days of the occurrence of a triggering event, notify Lender in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against any Borrower or its Properties of which any Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if any Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of One Hundred Thousand Dollars $100,000, not fully covered by insurance, subject to normal deductibles.

(c)          Each Borrower will provide environmental audits and tests in accordance with American Society for Testing and Materials Standards, as amended, upon request by Lender and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by Lender by any Governmental Authority), in connection with any future acquisitions of any other Properties.

Section 6.4.        Records. Each Borrower shall keep adequate records and books of account with respect to its business activities and the Properties in which proper entries are made in accordance with the Accounting Standards reflecting all financial transactions of Borrowers. Borrowers shall keep separate books and records than its Affiliates and shall conduct its business separately from the business of its Affiliates.

Section 6.5.        Litigation. Each Borrower shall give Lender prompt written notice of any suit at law or in equity or any investigation or proceeding before or by any Governmental Authority arising alter the date hereof and known to any Borrower that could:

(a)          limit, prohibit or restrict the manner in which any Borrower presently conducts its business; or

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(b)          declare any substance contained in any product used, sold or distributed by any Borrower to be a Hazardous Material in violation of Hazardous Substance Laws.

Section 6.6.        Damage to Collateral. Each Borrower shall give Lender prompt written notice of:

(a)          damage to any of the Collateral causing a loss in excess of $100,000; and

(b)          the occurrence of any condition or event which has caused, or may cause, loss or depreciation in excess of $100,000 with respect to any of the Collateral excluding market fluctuation for the price paid for Hydrocarbons.

Section 6.7.        Solvency. Each Borrower shall conduct all operations in a manner as is necessary to remain Solvent.

Section 6.8.        Insurance. Each Borrower shall:

(a)          continuously keep all of its Personal Property together with all improvements on its real property insured for replacement value of like kind and quality with insurance companies licensed or approved to do business in the jurisdictions in which the Properties are located with a Best’s Rating of A or better or as otherwise satisfactory to Lender against loss or damage by Eire or other risk usually insured against by other prudent owners in similar businesses similarly situated under extended coverage endorsement and against theft, burglary, and pilferage together with other insurance covering any other hazards as Lender may from time to time reasonably request;

(b)          deliver certificates of insurance to Lender if Lender so requests and, whether or not so delivered, such policies and all proceeds thereof shall be security for all Obligations. All such insurance shall contain endorsements in form satisfactory to Lender showing Lender as a loss payee and additional insured as its interest may appear. All insurance proceeds received by Lender shall be retained by Lender at its option, for application to the payment of such portion of the Obligations as Lender may determine in its sole discretion or shall be applied to repair any such insurable loss or damage, provided that the proceeds of the insurance shall be deposited in the Borrowers Sub-Account and, so long as no Event of Default shall have occurred and be continuing, at the request of Borrowers, such proceeds shall be disbursed to Borrowers upon such terms and conditions as Lender may deem appropriate for its protection to pay the cost of repairing or restoring Collateral or purchasing replacement Collateral;

(c)          promptly notify Lender of any event or occurrence causing a material loss or decline in value of Collateral insured or the existence of an event justifying a material claim under any insurance and the estimated amount thereof. In furtherance, but not in limitation of the requirements of the preceding sentence, Borrowers shall continuously keep and maintain in full force and effect during the term of this Agreement, at Each Borrower’s sole cost and expense, original insurance policies for which the payment of premiums are current containing waivers of subrogation by the respective insurers and non-contributory standard mortgagee clauses or their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Lender providing the types of insurance covering each of the Properties and the interest and liabilities incident to the ownership, possession and Operation thereof as specified on Schedule 6.8;

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(d)          deliver to Lender all certificates of insurance (and if requested by Lender, copies of all insurance policies and endorsements) which are required to be obtained and maintained by Borrowers. Such certificates shall show that (i) such insurance is in full force and effect in accordance with the provisions of this Agreement, (ii) such insurance is non-cancelable without at least fifteen (15) days prior written notice to Lender sent by United States registered or certified mail, return receipt requested, and (iii) written notice shall be sent to Lender in the same manner at least fifteen (15) days prior to any non-renewal of such policies;

(e)          obtain at least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.8, a renewal or replacement thereof and deliver to Lender a certificate of such renewal or replacement policy; and

(f)          notwithstanding the foregoing, each Borrower shall at all times employ industry standard practices for insurance coverages to include, but not limited to, drilling, workovers, flowline repairs, rig work and facilities work. Each Borrower will exercise commercially reasonable efforts to ensure that third-party operators also carry such insurance coverages. To the extent any Borrower’s existing coverage is not in compliance or falls below those standard for the industry as determined by Lender, Borrowers shall promptly act to increase, if necessary, its insurance coverages and coverage amounts to come into compliance with industry standards.

Section 6.9.         [Reserved].

Section 6.10.      Delivery of Instruments. Borrowers shall deliver to Lender upon its request copies of all contracts, statements, invoices, notices, receipts and vouchers under which any Borrower has incurred or are to incur costs in excess of Twenty-Five Thousand Dollars ($25,000), and deliver to Lender all other data or documents in connection with Borrowers’ operations as Lender may from time to time reasonably request.

Section 6.11.      Consultants. Borrowers shall accord to Lender the right, to be exercised in Lender’s sole discretion, with prior written notice to Borrowers (except upon the occurrence and during the continuation of an Event of Default, in which case no prior written notice is required), from time to time to select and retain consultants, including engineers and public accountants, to advise Lender as to technical and financial matters pertaining to each Borrower’s operations relating to the Properties and each Borrower’s financial records. If no Event of Default exists, Lender will consult with the Borrower with regard to the choice of such consultants. Upon any Borrower’s receipt of verifying invoices therefor, the reasonable Tees and costs charged by Lender’s consultants will be paid by Borrowers, which may be paid out of Net Operating Cash Flow as lease operating expense. Borrowers shall allow Lender’s consultants access during normal business hours to the Properties and all other facilities owned, operated or used by Borrowers in connection with the Properties or the conduct of any Borrower’s business and to each Borrower’s records (financial or otherwise) relating to the Operation of the Properties. The access granted to Lender and its consultants under this Section 6.11 will not unreasonably disrupt the business of each Borrower or the Operation of the Properties, subject to such consultants following Borrowers’ reasonable safety policies and prudent Operator standards and agreeing to maintain the confidentiality of all such records and the information acquired as a result of such access.

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Section 6.12.      Creditors. Each Borrower shall promptly, upon Lender’s request, provide Lender with a statement showing the identity of such Borrower’s creditors, the amount due to each, and the date each payment is due. Borrowers shall notify Lender immediately if any Borrower fails to make any payment (other than a contested payment) in accordance with required terms to lessors, suppliers, vendors, owners of Royalty Interests, third-party Working Interest owners, Tax Authorities or others relating to the Properties, including, without limitation, owners or holders of net profits interests, production payments, or any other Liens or burdens an or relating to the Properties, where non-payment would create any Lien rights against any item of Collateral or otherwise interfere with or jeopardize performance by any Borrower under this Agreement. Upon receipt of a notice of non-payment from any Borrower, Lender may, but need not, make in its sole discretion, any payments or agree to pay any persons as are required to enable each Borrower to complete performance under this Agreement or to protect the interests of Lender in production from or allocable to any Borrower’s Net Revenue Interest in the Properties or other Collateral, and those payments will be immediately reimbursed to Lender by Borrowers an demand. Each Borrower’s Obligation to reimburse Lender for any payments will be secured by the security interests and the Liens granted under the Security Documents.

Section 6.13.      Inspection. Each Borrower shall, so long as any Obligation remains owing to Lender or any Collateral remains located at any of the Properties or other facilities owned or leased by any Borrower, accord Lender and its agents full and unrestricted access (at Lender’s risk) upon the giving of reasonable notice under the circumstances (subject to reasonable safety restrictions and in accordance with prudent Operator standards) during normal business hours to the Properties and such other facilities to permit Lender or its agents to, among other things, witness drilling, workovers and other field activities and inspect production. Borrowers shall give Lender or its agents due notice of drilling, workovers and other field activities to permit Lender to exercise its rights under this Section 6.13. The access granted to Lender under this Section 6.13 will not unreasonably disrupt the business of Borrowers or the operation of the Properties.

Section 6.14.      Compliance Opinions and Reports. Borrowers shall, upon Lender’s reasonable request, obtain opinions and/or reports, as designated by Lender, from counsel or other consultants reasonably satisfactory to Lender that Borrowers have all permits, licenses and other approvals required by all Governmental Authorities, and the current and planned operation of the Properties is in compliance with all Governmental Requirements. The cost and expense of preparation of such opinions and reports shall be accounted for as a lease operating expense in the calculation of Net Operating Cash Flow.

Section 6.15.      Operators. To the extent any Borrower has the legal right to do so (or to cause or require any other Person to do so), Borrowers shall, in the event of a material failure by any Operator to perform any obligations under the respective Operating Agreement that is not timely cured in accordance with the terms of that Operating Agreement or upon the occurrence of an Event of Default under this Agreement:

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(a)          immediately, upon the request of Lender, vote to remove the Operator or commence any proceedings necessary under the applicable Operating Agreement to remove the Operator or assign to Lender its right to vote to remove the Operator with respect to the Properties,

(b)          seek indemnification or damages from the Operator and its successors or assigns for any loss or liability incurred by Borrowers,

(c)          pay the owners of Royalty Interests directly,

(d)          deliver or use all commercially reasonable efforts to cause the Operator to deliver to any successor Operator all books, agreements, contracts, papers, records (including but not limited to royalty payment records, computerized information and other royalty payment information), division orders, farm-in and farmout agreements, and all other records, contracts, agreements, papers or documents, written, printed or computerized, which may be pertinent in any way to the operations to be conducted by the successor Operator or which may have been conducted by the former Operator,

(e)          cooperate, and use all commercially reasonable efforts to cause the Operator to fully cooperate with the successor Operator to ensure that the Leases are not terminated or the value of the Properties diminished by virtue of the resignation or removal, and

(f)          take all other actions and use all commercially reasonable efforts to cause the Operator to take all other actions necessary to ensure an orderly transition of all operations to the successor Operator. Borrowers shall promptly reimburse Lender for any payments male pursuant to this Section 6.15 cure such failure by an Operator. The rights and remedies of Lender under this Section 6.15 are in addition to any other rights or remedies available under Article XI or elsewhere in this Agreement.

Section 6.16.       Purchasers of Hydrocarbons. Borrowers shall:

(a)          in the event that any Purchaser of Hydrocarbons is, in Lender’s reasonable judgment, not creditworthy, upon the request of Lender, and to the extent any Borrower is legally entitled to take such action, (i) cause the Purchaser to provide one or more letters of credit, in form and substance and from a bank satisfactory to Lender in connection with its purchase of Hydrocarbons from the Properties, (ii) sell Hydrocarbons only to Purchasers who are creditworthy in Lender’s reasonable judgment or who prepay, or (iii) exercise its right to take the Hydrocarbons in kind and sell to Purchasers of Hydrocarbons who are creditworthy in Lender’s reasonable judgment.

(b)          after the date of this Agreement, give Lender thirty (30) days prior written notice if a Person other than a Person listed an Exhibit J will become a Purchaser of Hydrocarbons. The notice will contain the Person’s name and address (including contact person) and specify the Property or Properties to which the purchases relate.

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Section 6.17.      Access to Officers, Employees and Agents. Borrowers shall allow Lender reasonable access to appropriate officers, employees and agents of Borrowers to discuss the affairs, finances and accounts of Borrowers at all reasonable times and as often as Lender may reasonably request.

Section 6.18.      Use of Proceeds; Development of Properties. Borrowers shall use all amounts Advanced under this Agreement exclusively for the purposes described in this Agreement arid in a manner consistent with the relevant AFEs and other supporting documentation provided to Lender in connection with each Advance Request.

Section 6.19.      Bonds. Borrowers shall use commercially reasonable efforts to cause the Operator to maintain in Full force and effect all federal arid state qualifications, bonds, permits and approvals required by any Governmental Authority necessary to own and operate the Properties, and deliver to Lender certificates evidencing any bonds and copies of any bonds in place (including renewals) as well as all bonds required by the applicable Governmental Authority. Schedule 6.19 identifies (i) each of the bonds, permits and qualifications maintained by Borrowers or Operator in connection with the ownership and Operation of the Properties and compliance with Governmental Requirements, and (ii) all payment obligations of Borrowers to the applicable bonding agent(s).

Section 6.20.      Hedging Hydrocarbon Production. At or prior to Closing

(a)          Borrowers shall enter into the Swap Agreement in form and substance satisfactory to Leader in its sole discretion;

(b)          Upon Lender’s request, Borrowers shall maintain a price risk management program an up to seventy five percent (75%) of its PDP Reserves, as requested by Lender. Lender may review the adequacy of each Borrower’s price hedge position at any time to determine if it is in compliance with this Section 6.20. Lender may require that each Borrower’s hedging program be extended beyond the last Maturity Date for outstanding Loans and if so required, Borrowers shall enter into such additional energy price hedging arrangements necessary to comply with Lender’s request, such extension not to exceed one hundred eighty (180) days alter the last Maturity Date for outstanding loans.

To the extent Borrowers enter into any hedging agreements pursuant to the Swap Agreement which extends beyond the last Maturity Date for outstanding Loans, the Obligations under the Swap Agreement shall continue to be secured by the Security Documents notwithstanding payment of the Loans.

Section 6.21.      Minimum Payments. Borrowers shall pay to Lender interest at the rate specified in this Agreement an all Obligations (including Obligations which are for fees or to reimburse Related Costs or indemnify Lender) on each Payment Date,

Section 6.22.      Title Opinions.

(a)          Prior to drilling any Well utilizing Loans, Borrowers shall deliver to Lender a drill-site title opinion, pooling order or other documentation (sufficient in Lender’s sole discretion) covering the Well to be drilled.

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(b)          The opinions to be delivered under this Section 6.22 will show Defensible Title in the Well vested in Borrowers subject only to the Permitted Encumbrances, the Mortgages in favor of Lender as first and prior mortgage Liens subject only to the Permitted Encumbrances and will otherwise be satisfactory to Lender and its counsel.

Section 6.23.      Continuing Enterprise. Each Borrower shall continue to conduct its operations on such a scale and in such a manner as is necessary to (i) perform its obligations under this Agreement, the other Loan Documents and the Basic Documents, and (ii) preserve its rights to the Properties and its rights under the Basic Documents unless a prudent Operator would not do so.

Section 6.24.      Venue for Debtor Relief Proceedings. In the event any Borrower voluntarily commences any proceeding under any Debtor Relief Law, Borrowers shall initiate and maintain the proceeding in the United States District Court for the Southern District of New York.

Section 6.25.       Access to Seismic and Geophysical Data. To the maximum extent allowed under applicable seismic licenses, Borrowers shall provide Lender and its engineering consultants with access to all engineering, seismic, geological and geophysical data, studier and evaluations which Borrowers or any of its Affiliates possess or to which any of them has access relating to the Properties. Lender will, upon reasonable notice to Borrowers, have access to these records during Borrowers’ regular business hours; provided, however, to the extent the information to be made available to Lender under this Section 6.25 is subject to a confidentiality agreement, Borrowers may require Lender to execute and deliver to it a mutually acceptable confidentiality agreement prior to being allowed access to the confidential information.

Section 6.26.       Financial Ratios.

(a)          Current Ratio. Beginning with the fiscal quarter ending March 31, 2008, Borrowers and their Subsidiaries shall at all times maintain a Current Ratio of at least 1.00 to 1.00.

(b)          Adjusted PV Ratio. Borrowers and their Subsidiaries shall maintain an Adjusted PV Ratio of not less than 1.5 to 1.0 commencing as of the First Reserve Report Effective Date and with the delivery of each Reserve Report delivered thereafter pursuant to Section 5.6(a).

(c)          For its most recent four fiscal quarters, beginning with the fiscal quarter ending March 31, 2008, Borrowers and their Subsidiaries shall at all times maintain an Interest Coverage Ratio of at least 3.00 to 1.00.

Section 6.27.      Liens on Collateral. Borrowers will at all times cause all Collateral (whether real, personal or mixed, tangible or intangible) of Borrowers to be subject to a senior first-priority perfected Lien in favor of Lender pursuant to the Security Documents subject only to Permitted Encumbrances.

Section 6.28.      Warrants. Empire USA shall issue and maintain the Warrants described in Section 9.2(e).

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Section 6.29.      Payment of Taxes. Borrowers shall pay all costs to be paid on Taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to any of the Collateral except for Taxes, assessments, charges or encumbrances being contested in good faith by appropriate action and for which adequate reserves are maintained in accordance with the Accounting Standards.

Section 6.30.      Right of First Negotiation and Right of First Refusal.

(a)          Each of the Borrowers agree that MBL shall have the right of first negotiation with respect to the financing and hedging for the exploration and production of Hydrocarbons within the Area of Mutual Interest by Borrowers, Guarantors or any of their Affiliates. The parties shall have twenty (20) business days from the date of notice to MBL of its intent to seek such financing or hedging to reach a mutually acceptable financing or two (2) business days from the date of notice to MBL of its intent to seek such hedging arrangement. After said periods, this right of first negotiation shall expire. Further, Borrowers hereby grant to MBL a right of first refusal with respect to any additional financing and hedging sought by Borrowers or any of their Affiliates in connection with the exploration and production of Hydrocarbons for properties located within the Area of Mutual Interest. The right of first refusal requires MBL to meet or exceed the financing or hedging terms offered by third parties. In connection with any such financing or hedging sought by Borrowers or any of their respective Affiliates, throughout that each period, Borrowers and each of their Affiliates shall allow MBL access to all relevant geological and engineering information, cost estimates and other information so that MBL can evaluate the proposed project. MBL shall have no obligation to provide funding for any activities unless it expressly agrees to do so in writing.

(b)          Each of the Borrowers agree that Lender shall have the first right of negotiation with respect to the financing and hedging for the exploration and production of Hydrocarbons by Borrowers or any of their Affiliates outside of the AMI. The parties shall have twenty (20) business days from the date of notice to Lender of its intent to seek such financing or two (2) business days from the date of notice to MBL of its intent to seek such hedging, to reach a mutually acceptable financing or hedging arrangement. After said sixty (60) day period, this right of first negotiation shall expire. Throughout the sixty (60) day period, Lender will have access to all relevant geological and engineering information, cost estimates and other information so that Lender can evaluate the proposed project. Lender shall have no obligation to provide funding for any activities unless it expressly agrees to do so in writing.

(c)          The obligations of Borrowers under this Section 6.30 shall terminate upon payment in full of the Obligations.

Section 6.31.      Post Closing Covenants.

(a)          Borrowers must file certificates of limited partnership or similar documents required by the State of Pennsylvania to create limited partnerships in accordance with the provisions of each partnership agreement entered into by Borrower or its affiliates, or, in the case of partnerships that have been dissolved, or are desired by the Borrower to be dissolved, file certificates of dissolution or similar document required by the State of Pennsylvania to effect such dissolution, in each case on or before April 30, 2008, but in each case the Lender may waive or extend such date or such fi lings in its reasonable discretion.

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(b)          Borrowers must deliver the certificate described in 9.2(ll), and may not issue or agree to issue any additional warrants not listed an such certificate without the prior written consent of Lender and with reasonable written documentation.

(c)          Within live (5) days following the Closing Date, Borrowers will deliver to Lender a Deposit Account Control Agreement covering account number 985091364 owned and maintained by Empire Drilling at National City Bank.

Article VII
NEGATIVE COVENANTS

So long as there are any Obligations owing to Lender under this Agreement or the Swap Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), and unless Lender has previously consented in writing to a waiver thereof, each Borrower or Guarantor, as set forth below, must comply with the following covenants:

Section 7.1.         Debt. Borrowers shall not create, incur, assume or suffer to exist any Debt, except:

(a)          the Obligations incurred in accordance with this Agreement;

(b)          Capital Leases which do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate, provided that, Borrowers may propose, an each anniversary of the Closing Date, a modification to this Section 7.1(b) subject to the review and written approval of Lender, such approval not to be unreasonably withheld alter taking into consideration of all relevant circumstances as determined by Lender, including but not limited to coverage ratios and Net Operating Cash Flow forecasts;

(c)          obligations secured by Permitted Encumbrances;

(d)          Indebtedness in connection with a Hedging Agreement approved in writing by Lender;

(e)          accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of property or services, from time to time incurred in the ordinary course of business which are (i) not delinquent or otherwise greater than ninety (90) days past the date of invoice and do not exceed $250,000 in the aggregate or (ii) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Accounting Standards;

(f)          letters of credit, surety or other Bonds incurred in the ordinary course of business approved in writing in advance by Lender;

(g)          endorsements of negotiable instruments for collection in the ordinary course of business; and

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(h)          other Debt incurred with the prior written consent of Lender, such consent not to be unreasonably withheld or delayed, and fully subordinated to the Obligations pursuant to a Subordination Agreement.

Section 7.2.         Accounts. Borrowers shall not sell, discount or factor its accounts, instruments, intangibles, Leases or chattel paper, except for accounts that are settled for less than the amount thereof, discounted or extended in each case in the ordinary course of business so bang as no Default or Event of Default has occurred and is continuing.

Section 7.3.         Guaranties. Other than Debt permitted by Section 7.1. Borrowers shall not assume, guaranty or endorse or otherwise become directly or contingently liable for any liability of any other Person except for the indemnification obligations contained in this Agreement and the Security Documents. The preceding sentence will not prohibit the endorsement of negotiable instruments for deposit or collection or the incurrence of obligations under the Operating Agreements and similar transactions in the ordinary course of business. For purposes of this Section 7.3, the term “guaranty” includes any agreement, whether contingent or otherwise, to purchase, repurchase or otherwise acquire any obligation or liability of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any case primarily for the purpose of enabling another Person to make payment of any debt or liability, or to make any payment (whether as a capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with a debt or liability of another Person, or to supply funds to or in any manner invest in another Person in connection with that Person’s debts or liabilities.

Section 7.4.         Ownership and Business Operations. Borrowers shall not:

(a)          without the prior written consent of Lender, suffer any Change of Control or merge into or consolidate with any other Person;

(b)          acquire or agree to acquire all or any material portion of the Equity Interests or assets of any other Person;

(c)          sell, transfer, assign or grant any Person an option to acquire any of its assets (as that term is defined in accordance with the Accounting Standards) or take any similar action except for the sale of production or inventory in the ordinary course of Borrowers’ business;

(d)          cancel any claim or Debt during the term of the Loans, except for consideration and in the ordinary course of its business;

(e)          prepay any Debt other than the Obligations owing to Lender hereunder;

(f)          cause or suffer to exist a default under any lease, mortgage, deed of trust or Lien on real estate owned or leased by Borrowers;

(g)          make any loan or advance or extend any credit during the term of the Loans to any Person, whether or not an Affiliate of Borrowers;

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(h)          transfer its executive offices, or change its company name or reorganize as an entity other than their current respective form of organization in a jurisdiction other than the jurisdiction under which it is organized on the date of this Agreement;

(i)          change its fiscal year;

(j)          allow (i) the abandonment of any Well capable of commercial production, or the release or abandonment of all or any part of any Borrower’s Working Interest or Net Revenue Interest in any of the Properties capable of commercial production, or release or abandon all or any portion of the Properties except in accordance with prudent operator standards; (ii) any Borrower’s Net Revenue Interest in the Properties to be developed, maintained or operated in a manner less favorable than prudent Operator standards taken as a whole; and (iii) any material alterations in the Basic Documents except as made by an Operator on behalf of Borrowers pursuant to the terms of an Operating Agreement;

(k)          except in the ordinary course of business and as permitted under this Agreement, enter into any new agreement or contract with any Person relating to or affecting any of the Properties that could be material in the context of any particular Lease;

(l)           enter into any farmout agreements with any Person;

(m)         allow the commencement of any operation other than pursuant to an AFE approved in writing by Lender excluding emergency operations, operations required under presently existing contractual obligations, operations necessary to ensure compliance with any Governmental Requirement; or

(n)          to the extent of their rights to do so and subject to Section 6.14, permit, or fall or refuse to prohibit, a change in Operator with respect to any of the Properties.

Section 7.5.         Liens and Encumbrances. Except as set forth on Schedule 7.5, Borrowers shall not:

(a)          suffer to exist any Lien or consent to the filing of any financing statement on any of its property (including any Borrower’s Working Interest or Net Revenue Interest in the Properties) other than

(i)          the Liens created by and granted to Lender under this Agreement and the Security Documents;

(ii)         the Permitted Encumbrances;

(iii)        Liens being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with the Accounting Standards; and

(iv)        Liens securing Capital Leases permitted by Section 7.1(b).

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(b)          dedicate, sell, encumber or dispose of, or suffer to exist any agreement for the sale, disposition or encumbrance of, any Borrower’s Working Interest and/or Net Revenue Interest in the Properties or of any Hydrocarbon production attributable to any Borrower’s Working Interest or Net Revenue Interest in the Properties except in the ordinary course of business;

(c)          reserve any recorded or unrecorded executory rights in any Borrower’s Working Interest or Net Revenue Interest in the Properties except as consented to in writing by Lender; or

(d)          allow any of its accounts payable to be more than ninety (90) days old, except for amounts being contested in good faith for which sufficient reserves have been established on the books of Borrowers in accordance with the Accounting Standards.

Section 7.6.         Investments. Borrowers shall not make, or suffer to exist, any Investment except Investments in certificates of deposit or other obligations issued by an Acceptable Bank or obligations of the United States government or any agency thereof.

Section 7.7.        Subsidiaries and Divestitures. Borrowers shall not create any direct or indirect Subsidiary or divest itself of any material assets by (i) transferring them to any future Subsidiary or (ii) by entering into a partnership, joint venture, or similar arrangement. Borrowers shall not make any material change in its capital structure or enter into any management contract permitting a third party to exercise management rights with respect to any Borrower’s business other than pursuant to the Operating Agreements.

Section 7.8.         Compliance with Laws. Borrowers shall not and shall use commercially reasonable efforts to cause any Operator to not violate any Environmental and Safety Regulation in any manner which could reasonably be expected to have Material Adverse Effect; or (ii) use or permit the use of any of the Properties to generate, treat, store, handle, transport or dispose of Hazardous Materials except in compliance in all material respects with all applicable Environmental and Safety Regulations, and which the failure to so comply could reasonably be expected to have a Material Adverse Effect. Upon the occurrence of any Release of Hazardous Materials, Borrowers shall promptly commence and perform, or cause to be promptly commenced and performed, without cost to Lender, all investigations, studies, sampling and testing, and all remedial, removal and other actions reasonably necessary to clean up and remove all Hazardous Materials to comply with the requirements of all applicable Environmental and Safety Regulations.

Section 7.9.         Dividends and Distributions. Borrowers may not, unless using the proceeds from a release of funds under Section 2.9(b)(ii):

(a)          declare or pay any cash dividends or distributions;

(b)          declare or make any distribution in cash or other property or return of capital;

(c)          purchase or redeem any of its Equity Interests or other securities;

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(d)          issue additional Equity Interests or Debt convertible into Equity Interest of any class to any Person unless such issuance is a Permitted Equity Transaction; or

(e)          take any other action that could have substantially the same effect as any of the actions prohibited under items (a)-(d) above.

Section 7.10.      Modifications. Borrowers shall not alter, amend or cause the alteration or amendment of any of the Loan Documents, any Operating Agreement, any Hedging Agreement or any farmout agreement without the prior written consent of Lender.

Section 7.11.      Development Expenditures. In connection with the development of the Properties, Borrowers shall not expend any proceeds of the Loans for activities not expressly provided for herein or included on an AFE approved in writing by Lender.

Section 7.12.      Quarterly Net Operating Cash Flow. Borrowers shall not allow the cumulative Net Operating Cash Flow during any applicable period to fall below the amounts to be calculated utilizing the methodology set forth in Schedule 7.12.

Section 7.13.      Quarterly Net Revenue Interest Production Levels. Commencing as of the earlier of (i) 31 March, 2008 or (ii) the date of the first Advance under Tranche B Term Loans, Borrowers shall not allow its Net Revenue Interest Hydrocarbon production sold to fall below the amounts to be calculated as set forth on Schedule 7.13.

Section 7.14.       Other. Borrowers shall not:

(a)          fail to observe all of the provisions of Articles V and VI after the Closing, to the extent not already subsumed in this Article VII;

(b)          declare an Early Termination Date (as that term may be defined in the Swap Agreement) or any similar action pursuant to any Hedging Agreement without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed; provided that Borrowers may declare an Early Termination Date or any similar action under and in accordance with the terms of any Hedging Agreement (i) in respect of any “Event of Default” (as defined in such Hedging Agreement) by the counterparty to such Hedging Agreement or (ii) in order to close out any transactions Chen outstanding under such Hedging Agreement and pay all amounts due in connection with the close out of such transactions coincident with the full and final repayment or prepayment of all of the Obligations;

(c)          enter into any Hedging Agreement not approved in writing by Lender;

(d)          enter into a unit operating agreement relating to the Properties without the written consent of Lender;

(e)          except as set forth on Schedule 4.29, Borrowers shall not enter into any transaction with any Affiliates without the prior written consent of Lender, and, if approved by Lender, Borrowers shall conduct those transactions on an arm’s-length basis;

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(f)          except as otherwise authorized under this Agreement, (i) sell or enter into any agreement to sell any assets of Borrowers outside the ordinary course of business without the prior written consent of Lender, or (ii) enter into any financial transactions that are, in the opinion of Lender, unusual or not customary in the oil and gas industry; or

(g)          adopt any Employee Plan without approval of Lender.

Section 7.15.      Proceeds of Notes. Borrowers will not permit the Loans to be used for any purpose other than those permitted by Section 6.18. Neither any Borrower nor any Person acting on behalf of any Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by Lender, Borrowers will furnish to Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

Section 7.16.      Limitation on Leases. Borrowers will not create, incur, assume or suffer to exist any obligation for the payment of rent or hire of property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbons described in the Reserve Reports), under leases or lease agreements which would cause the aggregate amount of all payments made by Borrowers pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $100,000 in any period of twelve (12) consecutive calendar months during the life of such leases.

Section 7.17.      Nature of Business. Borrowers will not allow any material change to be mode in the character of its business as an independent Hydrocarbon exploration and production company. Borrowers will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any oil and gas properties not located within the geographical boundaries of the United States.

Section 7.18.      Deposit Accounts. Except for those identified on Schedule 4.42, Borrowers will not maintain any additional deposit accounts (as defined in the UCC) without the prior written approval of Lender. With respect to account number ____________ owned and maintained by Empire USA at National City Bank, for as long as this Agreement remains in effect, Borrowers shall not authorize or permit such deposit account to be used for any purpose other than to receive and immediately disburse amounts that Empire USA is expressly authorized to distribute to its members pursuant to this Agreement. With respect to account number 985091364 owned and maintained by Empire Drilling at National City Bank, Borrowers shall not authorize or permit such deposit account to (a) receive any amounts other than to be promptly disbursed to pay trade creditors of Empire Drilling.

Section 7.19.      No Severance Agreements. Without the prior written approval of Lender, Borrowers will not enter into or become bound by or cause or allow any of the Collateral to become subject to any agreement under which Borrowers could become obligated to pay any amounts or make the accommodations to any Person, in connection with that Person’s resignation, termination or any similar occurrence.

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Section 7.20.      G&A Expenses. Allow G&A Expenses to exceed the G&A Cap.

Section 7.21.     Commodity Deliveries. Enter into obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business.

Section 7.22.       Disqualified Capital Stock. Borrowers may not issue any Disqualified Capital Stock.

Section 7.23.      Total Adjusted Present Value to Net Debt Ratio. Borrowers may not allow its ratio of Total Adjusted Present Value to Net Debt to be less than 1.5 to 1.0.

Section 7.24.      Affiliate Transactions. No Borrower shall enter into any transaction with any Affiliates without the prior written consent of Lender unless such Affiliate has executed a Subordination Agreement with Lender, in which case, Borrowers must give no less than ten (10) days written notice to Lender in advance of such transaction, and, if approved by Lender, Borrowers shall conduct those transactions on an arm’s length basis.

Article VIII
FURTHER RIGHTS OF LENDER

Section 8.1.        Delivery of Additional Documents; Power of Attorney. Until the Obligations are repaid in fall (other than indemnity obligations and similar obligations that survive the termination of this Agreement), Borrowers, at their own expense, shall do all things and shall deliver all instruments requested by Lender to create, perfect, protect or continue any security interest, Mortgage or Lien granted or created under this Agreement or any of the Security Documents. Lender may examine, inspect and copy or make extracts from all books and records of Borrowers at any time during regular business hours upon prior written notice to Borrowers. Borrowers authorize Lender to execute atone any other Instruments that Lender may require to establish, perfect, protect or continue any Lien or security interest under this Agreement or any of the Security Documents and further authorizes Lender to sign any Borrower’s name on any of those Instruments. After the occurrence of an Event of Default, each Borrower authorizes Lender to appoint any Person or Persons as Lender may designate as its agent and attorney-in-fact to endorse, for deposit into the Project Account, the name of any Borrower on any checks, notes, drafts or other forms of payment or security that may come into the possession of either Lender or any Affiliate of Lender, to sign any Borrower’s name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement and the Security Documents. The powers granted in this Section 8.1 are coupled with an interest and are, therefore, irrevocable. Neither Lender nor any agent or attorney-in-fact will be liable to any Person for any act or omission, error in judgment or mistake of law that is not intentional, willful or grossly negligent. Upon payment and performance of all Obligations of Borrowers to Lender, this power of attorney will become null and void.

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Section 8.2.        Payments by Lender. If any Borrower fails to purchase or maintain insurance in accordance with this Agreement, or to pay any tax, assessment, government charge or levy in accordance with this Agreement, or in the event that any prohibited Lien, encumbrance or security interest is not discharged in accordance with this Agreement, or in the event that any Borrower materially falls to perform or comply with any other covenant, promise or Obligation under any Loan Document, Lender may, but will not be required to, perform, pay, satisfy, discharge or bond the same for the account of Borrowers, and all amounts paid by Lender, including reasonable attorneys’ fees and disbursements, will be deemed to be additional Obligations owing by Borrowers to Lender under this Agreement; provided, however, that Lender will not make any payments on behalf of any Borrower without providing Borrowers prior written notice of at least three (3) Business Days.

Section 8.3.        Possession. Upon the occurrence and during the continuation of an Event of Default, Lender may (i) enter any Borrower’s premises at any time, and (ii) until it completes the enforcement of its rights in the Equipment or other Collateral subject to its Liens under the Security Documents and the sale or other disposition of any property subject to those documents, Lake possession of those premises without charge, rent or payment, or place custodians in control of any of the premises, remain on and use the premises and any of any Borrower’s Equipment and other Collateral for the purpose of completing any work in progress, preparing any Collateral for disposition or collecting any Col lateral.

Section 8.4.         Indemnification from Borrowers.

(a)          BORROWERS SHALL, JOINT AND SEVERALLY, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, DEFEND, RELEASE AND INDEMNIFY LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AUTHORIZED AGENTS (COLLECTIVELY, THE “INDEMNIFIED PARTY OR PARTIES”) AND HOLD EACH OF THEM HARMLESS FROM AND AGAINST ANY AND ALL INJURIES, CLAIMS, DAMAGES, JUDGMENTS, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, FEES AND DISBURSEMENTS OF COUNSEL), CHARGES AND ENCUMBRANCES WHICH MAY BE INCURRED BY OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES IN CONNECTION WITH OR ARISING OUT OF ANY ASSERTION, DECLARATION OR DEFENSE OF LENDER’S RIGHTS OR SECURITY INTERESTS UNDER THE PROVISIONS OF THIS AGREEMENT, ANY SECURITY DOCUMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH:

(i)          THE ACQUISITION OR OPERATION OF THE COLLATERAL;

(ii)         THE REALIZATION, REPOSSESSION, SAFEGUARDING, INSURING OR OTHER PROTECTION OF THE COLLATERAL WHILE AN EVENT OF DEFAULT IS CONTINUING;

(iii)        THE COLLECTING, PERFECTING OR PROTECTING OF LENDER’S LIENS AND SECURITY INTERESTS UNDER THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS; AND

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(iv)        ANY INVESTIGATION, LITIGATION, OR PROCEEDING RELATED TO ANY PRESENT OR FUTURE ACQUISITION OR PROPOSED ACQUISITION BY BORROWERS. BORROWERS WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS IT MIGHT HAVE IN CONNECTION WITH ANY SUIT OR ACTION AGAINST LENDER TO CLAIM SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES TO IT, ITS BUSINESS OR ITS PROSPECTS. EACH BORROWER HAS CONSULTED WITH ITS COUNSEL WITH RESPECT TO THE PROVISIONS OF THIS SECTION 8.4 AND UNDERSTANDS THAT IT IS TO BE INTERPRETED BROADLY AGAINST EACH BORROWER.

(b)          EACH BORROWER SHALL, JOINT AND SEVERALLY, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, DEFEND, RELEASE AND INDEMNIFY THE INDEMNIFIED PARTIES, AGAINST, AND HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNIFIED PARTY, INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF ANY BORROWER OR ANY OTHER PERSON TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF ANY BORROWER SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR ADVANCE OR THE USE OF THE PROCEEDS THEREFROM, (v) THE OPERATIONS OF THE BUSINESS OF ANY BORROWER AND ITS AFFILIATES BY BORROWERS AND THEIR AFFILIATES, (vi) ANY ASSERTION THAT LENDER WAS NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS (AFTER GIVING EFFECT TO THE PERMITTED ENCUMBRANCES), (vii) ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWERS OR ANY AFFILIATE OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (viii) THE BREACH OR NON-COMPLIANCE BY BORROWERS OR ANY AFFILIATE WITH ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWERS OR ANY AFFILIATE, (ix) THE FAST OWNERSHIP BY BORROWERS OR ANY AFFILIATE OF ANY OF THEIR PROPERTIES OR FAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (x) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY BORROWERS OR ANY AFFILIATE OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY BORROWERS OR ANY OF ITS AFFILIATES, (xi) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO BORROWERS OR ANY OF ITS AFFILIATES, OR (xii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNIFIED PARTY IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXPRESSLY EXTEND TO BACH INDEMNIFIED PARTY NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS, AS AMENDED, OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNIFIED PARTY, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY.

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(c)          All amounts due under this Section 8.4 shall be payable not later than ten (10) days after written demand therefor.

Section 8.5.         Removal and Appointment of Operator. Lender will, in its reasonable discretion, have the right to approve or disapprove any action taken by Borrowers to appoint, remove or replace the Operator of any of the Properties.

Article IX
CLOSING; CONDITIONS PRECEDENT TO CLOSING

Section 9.1.         Closing. Subject to the conditions stated in this Agreement, Closing will occur at a mutually agreeable time on or before February 29, 2008. The date on which all of the Loan Documents have been executed and each of the conditions in Section 9.2 are satisfied will be known as the “Closing Date”. Closing will occur at the Offices of Macquarie Bank Limited, Level 8, 1 Martin Place, Sydney, New South Wales, Australia, 2000, at 4:00 pm on the Closing Date, or at any other place arid time as Borrowers and Lender may agree in writing.

Section 9.2.         Conditions to Makin the Initial Loans. As conditions to the making of the initial Advance:

(a)          Borrowers and each Guarantor will each execute and deliver to Lender each of the Loan Documents to which it is a party, each in form and substance satisfactory to Lender and, where applicable, duly stamped or, if not duly stamped, evidence satisfactory to Lender that they will be duly stamped and in registrable form together with all executed documents necessary to register them, and deliver an Advance Request to Lender;

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(b)          Borrowers will cause each Guarantor and each other Person designated by Lender (other than Operators and trade creditors in ordinary course) to execute and deliver to Lender the Subordination Agreement;

(c)          Borrowers will have obtained all permits, licenses and bonds required for Borrowers to own and operate the Properties under any applicable Governmental Regulations which are set forth in Schedule 6.19;

(d)          Imperial Corporation will execute and deliver to Lender the Guaranty and the holders of 100% of the Equity Interests of Empire E&P and Empire Drilling will execute and deliver to Lender a Pledge Agreement.

(e)          Empire USA will execute and deliver to Lender or its designee the Warrant Agreement;

(f)          Lender shall have completed and be satisfied with all business, financial, legal, title, engineering and environmental due diligence with respect to Borrowers and the Properties, in Lender’s sole discretion;

(g)          No litigation, arbitration, mediation, dispute, conciliation or administrative proceeding has been commenced, is pending, or to the knowledge of Borrowers or Guarantors, is threatened which, if adversely determined could have a Material Adverse Effect;

(h)          Borrowers will deliver to Lender a pro forma financial statement and balance sheet prepared in accordance with the Accounting Standards except for the omission of the notes required by the Accounting Standards and subject to the assumptions stated and normal “year-end adjustments” and certified as of the Closing Date by Empire USA’s Authorized Officer as accurately showing the financial position of Empire USA alter giving effect to this Agreement (including the payment of alt Tees and expenses to be paid or payable in connection with this Agreement and the initial Advance to be requested by any Borrower under the Term Loan, if such an Advance is to be requested at Closing); in addition, Borrowers will have no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not disclosed in the financial statements;

(i)          An environmental consultant satisfactory to Lender will inspect the Properties and deliver to Lender an environmental site assessment satisfactory in form and substance to Lender in its sole discretion;

(j)          Borrowers will deliver to Lender (i) title opinions or other evidence of title of the type described in Section 6.22 relating to and agreed upon acreage of the Properties (current to the interests owned by Borrowers and the security interests and Liens being granted under the Mortgage or otherwise satisfactory in form and substance to Lender) showing Defensible Title to the Properties vested in Borrowers subject only to the Permitted Encumbrances and otherwise satisfactory in form and substance to Lender, (ii) a map indicating the location of each Lease comprising the Properties and identifying each PDP well, each PDNP well and each PUD location on the Properties; and (iii) a list of all Leases comprising the Properties together with the expiration Bates of each Lease and a summary of any affirmative drilling obligations or other mandatory capital expenditures required to maintain each Lease in Force and effect;

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(k)          any necessary Governmental Authority will have approved in writing the transfer of the Properties to Borrowers, and that written approval will be satisfactory in form and substance to Lender in its sole discretion;

(l)           Borrowers will deliver to Lender the Basic Documents and all other documents and Instruments as Lender may reasonably request, all of which will be satisfactory, in form and substance, to Lender;

(m)         Legal opinions, in form and substance satisfactory to Lender, in its sole discretion, have been delivered to Lender including, without limitation:

(i)          an opinion from Freehills in respect of Imperial Corporation and each Loan Document to which Imperial Corporation is a party (including the Guaranty and Deed of Charge as amended for this transaction) or which is governed by New South Wales law as to formation, existence, authority, and enforceability;

(ii)         an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP in respect of the Borrowers and certain subsidiaries, in form and substance acceptable to Lender.

(iii)        other opinions as reasonably requested by Lender.

(n)          Each party to a Loan Document will deliver to Lender or cause to be delivered to Lender:

(i)          a copy of resolutions, in form and substance satisfactory to Lender, authorizing (A) the execution, delivery and performance by such party of the Lean Documents to which it is or will be a party, (B) the borrowings contemplated by this Agreement (and the guaranty thereof, in the case of a Guarantor), (C) the granting of the Liens, pledges and security interests contemplated by the Mortgage and the other Security Documents executed by such party, certified as true and correct by an Authorized Officer of such party as of the Closing Date and certifying that the resolutions have not been amended, modified, revoked or rescinded as of the Closing Date;

(ii)         a certificate of the Secretary or other Authorized Officer of such party dated the Closing Date, certifying the Authorized Officer’s signature on behalf of such party, who will be signing such Loan Documents or any certificate or other documents to be delivered in connection with any such Loan Documents; and

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(iii)        (A) a copy of the articles of formation or equivalent document, of such party, certified as of a date not more than thirty (30) Business Days prior to the Closing Date by the Secretary of State for the State of formation of such party, (B) a copy of the Bylaws or equivalent document, (including any modifications) of such party, (C) a certificate as of a date not more than thirty (30) Business Days prior to the Closing Date from the Secretary of State for the State of its formation as to the existence and good standing of such party, and (D) a certificate dated the Closing Date from an Authorized Officer of such party to the effect that the documents delivered pursuant to (A)-(C) are true and correct copies and, with regard to item (A) as on file with the Secretary of State for the State of its formation, no action has been taken to amend, modify or repeal that document and it remains in full force and effect in that same form on the Closing Date.

(iv)        an officer’s certificate for Empire USA in a form acceptable to Lender (together with the attachments referred to in the certificate) and dated no more than five (5) Business Days before the Closing Date;

(o)          Lender will have reviewed and found acceptable each Borrower’s accounting and business systems (including “back-office” and administrative functions);

(p)          Each Borrower will have identified to Lender, independent public accountants Borrowers will retain, which independent public accountants shall be satisfactory to Borrowers and Lender;

(q)          Borrowers will execute and deliver to MBL or its designated Affiliate the Swap Agreement;

(r)          To the extent any Borrower is the owner of the insurance policy or is a party to an Operating Agreement, Borrowers will deliver to Lender copies of all insurance certificates required under this Agreement listing Lender as a loss payee and additional insured or as otherwise required by Lender, each certified as true and correct by an Authorized Officer of Borrowers and acceptable to Lender in its sole discretion (provided, however, Borrowers shall provide copies of any such insurance policy upon Lender’s request);

(s)          Each Borrower has provided any other information required by Section 326 of the USA PATRIOT Act or deemed necessary in the opinion of Lender to enable Lender to verify the identity of Each Borrower as required by Section 326 of the USA PATRIOT Act;

(t)          Since 1 February, 2007 no Material Adverse Effect has occurred;

(u)          Except as disclosed in this Agreement, there are no past due bills for improvements or services to the Properties that could give rise to mechanic’s or materialmen’s Liens or any other similar encumbrance arising by Operation of applicable law that are not subject to a Subordination Agreement in favor of Lender;

(v)         Lender is satisfied with the management of Borrowers;

(w)          The representations in each of the Loan Documents of Borrowers, Imperial Corporation and each other Person are true, complete and correct in all material respects;

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(x)          Lender is satisfied, in its sole discretion, with the results of its due diligence examination of Borrowers and the Properties, including each Borrower’s proposed development of the Properties, satisfactory information regarding existing oil and gas sales, and all aspects of each Borrower’s existing and contemplated oil and gas marketing activities;

(y)          no suit or other proceeding is pending or threatened before any court or Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages from any Borrower in connection with the transactions contemplated in this Agreement or alleging the breach of any material contract;

(z)          Borrowers will reimburse Lender for all Related Costs for which invoices have been presented;

(aa)        Borrowers have paid the fees set forth in Section 2.14.

(bb)       Borrower will have delivered to Lender such financial statements as Lender may request and such financial statements will be acceptable to Lender in its sole discretion;

(cc)        Borrowers will have received all requisite approvals to own and operate the Properties;

(dd)       each Person designated by Lender has executed and delivered to Lender a Deposit Account Control Agreement;

(ee)        Borrowers will have an hand working capital sufficient to conduct the operations contemplated by this Agreement as determined by Lender in its sole and absolute discretion;

(ff)         all Operating Agreements (inclusive of all COPAS provisions) with respect to the Properties will be in form and substance satisfactory to Lender in its sole discretion;

(gg)       Borrowers will deliver to Lender the Development Plan covering development activities for the Properties to the satisfaction of Lender in its sole discretion;

(hh)       the transactions contemplated by this Agreement are not prohibited by law or regulations applicable to Borrowers or Lender, including, but not limited to, the USA PATRIOT Act;

(ii)          Each Borrower has received, read and executed, as applicable, the Client Registration Form (Corporate Account) and Terms and Conditions of Investment Business of MBL attached hereto as Exhibit K;

(jj)          Borrowers have delivered to Lender, releases of all existing Liens (except for Liens that are Permitted Encumbrances) an the Properties, each of which will be satisfactory to Lender; and

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(kk)        Borrowers have delivered to Lender, a copy of the DK Gas Inc. Purchase and Sale Agreement.

(ll)          Borrowers have delivered to Lender a certificate executed by an officer of Borrower which lists each person or entity that currently owns, or is entitled to own upon conversion of warrants, each of 120,000 A Units in Empire USA, 80,000 of which are issued, and 40,000 of which are committed to the people or entities set forth therein upon exercise of such warrant agreements.

Section 9.3.         Additional Conditions Precedent. The following additional conditions apply to the making of each subsequent Advance:

(a)          Borrowers will deliver to Lender an Advance Request substantially in the form of Exhibit C;

(b)          if applicable, any necessary Governmental Authority will have consented in writing to the granting of the Liens and other rights contemplated by the Mortgage, and that written consent will be satisfactory in form and substance to Lender in its sole discretion;

(c)          upon Lender’s request and to the extent not previously provided, Borrowers will obtain and deliver to Lender any other documents, including Lien waivers, additional Subordination Agreements, certificates, consents and other approvals required from third parties, all in form and substance acceptable to Lender, necessary or convenient to the preservation of all of the rights of Lender contemplated by this Agreement and the other Loan Documents;

(d)          for each Well that is the subject of a pending Advance, Borrowers will deliver to Lender the Operating Agreement, Pooling Orders and such other documentation that may be requested by Lender, and each of those agreements or documents (including the COPAS provisions) will be in form arid substance satisfactory to Lender in its solo discretion;

(e)          to the extent not previously issued to Lender, Empire LISA will issue to Lender the applicable Warrants;

(f)          to the extent not previously delivered to Lender or requested by Lender or its designee and acknowledged in writing by Lender, Borrowers will deliver to Lender any other documents as Lender may reasonably request, including plats and maps, supplemental or additional title opinions, permits or consents required by any Governmental Authority and/or legal opinions (including usury opinions) from counsel to Borrowers;

(g)          to the extent not previously delivered to Lender or its designee and acknowledged in writing by Lender, Borrowers will have provided evidence satisfactory to Lender that all seismic and other geological, geophysical, engineering and well data relating to the Properties and owned by Borrowers and has been or will be assigned to Borrowers free of any encumbrance except for existing third party agreements;

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(h)          to the extent not previously delivered to Lender or its designee and acknowledged in writing by Lender, Borrowers will deliver to Lender an opinion or opinions of counsel to Borrowers, and each opinion will be satisfactory to Lender and its counsel and will provide that Lender’s lenders or Lender’s assignees will be entitled to rely upon it;

(i)          to the extent not previously delivered to Lender, Mortgages in form and substance satisfactory to Lender on any Properties of Borrowers that constitutes real property;

(j)          at the time of and immediately after giving effect to such Loan, no Default shall have occurred and be continuing;

(k)          at the time of and immediately after giving effect to such Loan, no Material Adverse Effect shall have occurred;

(l)          the representations and warranties of Borrowers set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Advance, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Advance, such representations and warranties shall continue to be true and correct as of such specified earlier date;

(m)         the making of such Loans would not conflict with, or cause Lender to violate or exceed, any applicable Governmental Requirement, and no change in law shall have occurred, and no litigation shall be pending or threatened, which does or, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document;

(n)          Borrowers will deliver to Lender a certificate from an authorized officer of Borrowers representing and warranting that the matters specified in Section 9.3(j)-(m) are true and correct as of the date of the certification;

(o)          Borrowers have implemented a commodity price risk management program as required by Section 6.20(b);

(p)          Lender has approved each Borrower’s insurance coverage and determined that it is satisfactory for each Borrower’s operations as contemplated by the then applicable Development Plan; and

(q)          the reports each Borrower has provided pursuant to Article V are sufficient in Lender’s sole discretion for Lender to make any funding decision for any Loan requested by Borrowers.

Article X
EVENTS OF DEFAULT

Section 10.1.       Events of Default. The occurrence and continuance of any of the following at any time during the term of this Agreement will be an “Event of Default”:

(a)          Any Borrower falls to make any payment under this Agreement, the Notes or any Security Document within three (3) Business Days after the date due; or

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(b)          Any Borrower or any Affiliate of any Borrower or any other obligor falls to comply with any material term, condition, or covenant of this Agreement (other than a payment Obligation under Section 10.1(a) or Section 6.21), the Notes, any Security Document, the Subordination Agreement or any other Loan Document, whether or not related to any payment Obligation; or

(c)          Any Borrower (i) executes an assignment for the benefit of its creditors, (ii) becomes or is adjudicated bankrupt or insolvent, (iii) admits in writing its inability to pay its debts generally as they become due, (iv) applies for or consents to the appointment of a conservator, receiver, trustee, or liquidator of any Borrower or of all or any substantial part of its assets, (v) files a voluntary petition seeking reorganization for an arrangement with creditors, or to take advantage of or seek any other relief under any Debtor Relief Laws, (vi) flies an answer admitting the material allegations of or consenting to, or defaults in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (vii) Institutes or voluntarily becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or seeking to postpone the maturity or the collection of any of its debts or to suspend any of the rights of Lender or any of its Affiliates under any of the Loan Documents; or

(d)          (i) an order, judgment, or decree is entered by any court of competent jurisdiction approving a petition seeking reorganization of any Borrower or appointing a conservator, receiver, trustee, or liquidator of any Borrower, or of all or any substantial part of its assets, and the order, judgment, or decree is not permanently stayed or reversed within sixty (60) days after its entry, or (ii) a petition is filed against any Borrower seeking reorganization, an arrangement with creditors, or any other relief under any Debtor Relief Laws, and the petition is not discharged within ninety (90) days after its filing; or

(e)          if any statement or representation contained in this Agreement, any Security Document, any other Loan Document, any financial statement or any certificate delivered by any Borrower to Lender was willfully or materially false when made or deemed made; or

(f)          if any federal tax Lien or any other Liens totaling $50,000 or more are filed of record against any Borrower or the Properties and not bonded or discharged within thirty (30) days alter any Borrower receives actual or constructive notice of its filing; or

(g)          if a judgment (i) for more than $50,000 or (ii) for any amount if the execution and enforcement of such judgment could adversely affect any Borrower’s ability to operate the Properties is entered against any Borrower and not stayed, vacated, bonded, paid, or discharged within thirty (30) days of its entry, except a judgment where the Claim is fully covered by insurance and the insurance company has accepted liability for the Claim or for which any Borrower has adequate reserves under the Accounting Standards; or

(h)          upon the occurrence of any material violation by any Borrower at the Properties of any applicable Governmental Regulation, including, without limitation, any Environmental Law; or

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(i)          unless such Borrower provides written notice to Lender (prior to the date on which such Debt becomes due) detailing to the satisfaction of Lender the basis upon which such Borrower intends to dispute the obligation, any Borrower falls to pay any Debt in excess of $50,000 (other than Debt under this Agreement) or any related interest or premium, when due (whether at scheduled maturity or by acceleration, demand or otherwise) and the failure continues alter the applicable grace period, if any, specified in the agreement or Instrument relating to the Debt, or any other event occurs and continues alter the applicable grace period, if any, specified in the applicable agreement or instrument, if the effect of the default or event is to accelerate or to permit the acceleration of the maturity of the Debt or permit the Debt to be declared to be due and payable prior to the stated maturity; or

(j)          the occurrence of a “default” or an “Event of Default” under any of the Security Documents that continues beyond any applicable grace period; or

(k)          (i) this Agreement, the Notes, any Security Document, the Guaranty, the Warrants or any other Loan Document ceases to be in full force and effect (except in accordance with its terms) or is declared null and void or the validity or enforceability is contested or challenged by any Borrower or any Affiliate of any Borrower, including any Guarantor, or any of their respective officers; (ii) any Borrower denies that it has any further liability or obligation under this Agreement, the Notes, the Guaranty, the Warrants or any of the Security Documents; or (iii) any of the Liens and security interests granted to Lender under the Security Documents cease to be valid or perfected or cease to have the priority required hereby or under the Security Documents other than as a result of Lender’ s or its agent’s negligence; or

(l)           Any Borrower falls to provide satisfactory evidence to Lender, within thirty (30) days of Closing, that any Lien (other than Permitted Encumbrances) against the Properties in favor of a third-party has been released or subordinated to Lender; or

(m)         Any Borrower or Operator fails to comply with any Governmental Regulation pertaining in any way to Borrowers, the Properties, the Hydrocarbons or any of the other Collateral and such failure could, in Lender’s judgment, reasonably be expected to have a Material Adverse Effect; or

(n)          Operator is removed or withdraws and the replacement Operator is not acceptable to Lender in Lender’s sole discretion; or

(o)          Any Borrower’s Working Interest or Net Revenue Interest in the Properties is decreased from these set forth in Exhibit A without the prior written consent of Lender; or

(p)          Any Borrower falls to perform its obligations under the Swap Agreement or any Hedging Agreement and the failure continues beyond any applicable grace period; or

(q)          Any Borrower defaults in the performance of its obligations under any Bonds beyond the applicable grace period; or

(r)           projected PDP Reserves to be produced for the remaining term of the Swap Agreement or Hedging Agreement, as applicable, is estimated in the most recent Reserve Report to be less than the remaining volumes to be delivered according to the minimum monthly notional schedule (set forth in any Hydrocarbon Hedging Agreement or the Swap Agreement); or

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(s)          Any Borrower modifies or amends any of its Charter Documents in any material manner without Lender’s prior written consent; or

(t)          an “Event of Default” or “Early Termination Date” is designated under the Swap Agreement or any Hedging Agreement, if caused by the action or inaction of any Borrower; or

(u)          a Change of Control occurs without Lender’s prior written consent; or

(v)         a Material Adverse Effect occurs;

provided, however that the events described in any of subsections 10.1(b), (e), (h), (i), (l), (m), (n), (q) and (v) will constitute an Event of Default only if the event described is not remedied by Borrowers within fifteen (15) days alter the earlier of (i) any officer of Borrowers (or, in the case of any other obligor, any officer of that obligor) acknowledges the occurrence of the event and (ii) such Borrower’s receipt of a notice from Lender of the occurrence of the event.

Article XI
REMEDIES OF LENDER

Section 11.1.      Remedies. Upon the occurrence of any Event of Default other than under Section 10.1(c) or Section 10.1(d), Lender may, by written notice to any Borrower, take either or both of the following actions, at the same or different times: (i) terminate the commitments and thereupon the commitments shall terminate immediately and (ii) declare the Loans due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of Borrowers accrued hereunder and under the Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by Borrowers. Upon the occurrence of an Event of Default described in Section 10.1(c) or Section 10.1(d), the commitments to make additional Loans shall automatically terminate and the principal of the Loan then outstanding, together with accrued interest thereon and all fees and the other obligations of Borrowers accrued hereunder and under the Term Loan Note and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrowers. Upon a termination of its commitments following an Event of Default, Lender will have, in addition to all of its other rights arising under any of the Loan Documents or by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code and will have the right to enter upon any premises where the Collateral is kept and peacefully retake possession.

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Section 11.2.      Collateral. Lender will have no obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshal any Collateral of any kind for the benefit of any other creditor of Borrowers or any other Person. Each Borrower grants to Lender a license or other right to use, without charge, such Borrower’s Labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature related to the Collateral and necessary or convenient in connection with Lender completing production of, advertising for sale and selling any Collateral, and such Borrower’s rights under all licenses and any franchise, sales or distribution agreements will inure to Lender’s benefit.

Section 11.3.      Set-Off Rights. Upon the occurrence and during the continuation of an Event of Default, Lender will have the right, at any time and from time to time, to set-off and apply against the Obligations, in any manner Lender may determine, any and all deposits (general or special, time or demand, provisional or final) or other amounts at any time credited by or owing from Lender or any depositary to Borrowers whether or not the Obligations are then due; provided, however, that this sentence will not apply to any amounts owing to third-party Working Interest and Royalty Interest previously identified in writing to Lender. Lender will provide notice to Borrowers not later than ten (10) days following the application of any funds under this Section 11.3. As further security for the Obligations, each Borrower grants to Lender a security interest in and Lien an all money, instruments, and other property of such Borrower now or at any time held by Lender, including property held in safekeeping. In addition to Lender’s right of set-off and as further security for the Obligations, each Borrower grants to Lender a security interest in and Lien an all deposits (general or special, time or demand, provisional or final) and other accounts of such Borrower now or at any time an deposit with or held by Lender or any depositary together with all other amounts at any time credited by or owing from Lender or any depositary to such Borrower. For the avoidance of any doubt, Lender will not deliver a Notice of Exclusive Control as set forth in the Deposit Account Control Agreement unless and until there is an Event of Default. The rights and remedies of Lender under this Section 11.3 are in addition to other rights and remedies (including other rights of set-off) that Lender may have.

Section 11.4.      Rights Under Operating Agreements. Upon the occurrence and during the continuation of an Event of Default, Lender will have the right to exercise each Borrower’s rights under any Operating Agreement or any other Basic Document.

Article XII
MISCELLANEOUS

Section 12.1.      Remedies Cumulative. Lender’s rights and remedies under this Agreement are cumulative and non-exclusive of any other rights or remedies it may have under any other agreement or instrument, or by Operation of law or otherwise.

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Section 12.2.      Assignment. This Agreement is entered into for the benefit of each Borrower and Lender and their respective successors and assigns. It will be binding upon and inure to the benefit of Chose parties and their respective successors and assigns. The rights and obligations of Borrowers under this Agreement, the Notes, the other Security Documents, the Swap Agreement or any other Loan Document to which each Borrower is a party may not be assigned by Borrowers, or any Guarantor without Lender’s prior written consent. Lender may assign, transfer or otherwise dispose of any of its rights or obligations under this Agreement or any of the other Loan Documents (including, without limitation, the securitization of Lender’s rights hereunder) upon the prior written consent of Borrowers, such consent to not be unreasonably withheld. However, upon the occurrence and during the continuance of an Event of Default, any Lender may assign, transfer or otherwise dispose of any of its rights and obligations under this Agreement or any of the other Loan Documents without the consent of Borrowers. To the extent any Lender assigns to any other Person an interest in the Notes pursuant to one or more lender participation transactions, Borrowers shall execute and deliver to Lender any Lender Participation Documents reasonably necessary in connection with such transaction, including the issuance by Borrowers of one or more Notes. Additionally, so long as each Borrower’s rights and obligations hereunder are not adversely affected, Lender will be entitled to grant and assign a security interest in its right, title and interest in and to the Notes, the Security Documents and all other Loan Documents to its lender or lenders as security for indebtedness of Lender. Any Person that becomes a Lender pursuant to this Section 12.2 shall deliver to Borrowers and Lender the applicable forms described in Section 2.13.

Section 12.3.       Notices. Any notice, demand or document which either party is required or may desire to give to the other will be in writing and, except as otherwise provided in this Agreement, given by messenger, nationally recognized courier, overnight delivery, facsimile or other electronic transmission, or United States certified mail, postage prepaid, return receipt requested, addressed to the recipient at the location shown below, or at any other address as either party may furnish to the other by notice given in accordance with this provision.

If to Lender, to:

Macquarie Bank Limited

Houston Representative Office

500 Dallas Street, Suite 3100

Houston, Texas 77002

Attention:	Michael Sextro
Telephone:	(713) 275-6207
Facsimile:	(713) 275-6222
E-Mail:	michael.sextro@macquarie.com

with copies to:

Macquarie Bank Limited
Houston Representative Office
500 Dallas Street, Suite 3100
Houston, Texas 77002

Attention:	Linda Cox
Telephone:	(713) 275-6221
Facsimile:	(713) 275-6222
E-Mail:	linda.cox@macquarie.com

And

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Macquarie Bank Limited
Vanessa Lenthall
Division Director Metals and Energy Capital
Level 1, 1 Martin Place
Sydney, New South Wales 2000
Australia

Attention:	Executive Director
Telephone:	+61 2 8232 3333
Facsimile:	+61 2 8232 3590
E-Mail:	vanessa.lenthall@macquarie.com

If to Borrowers, to:

Empire Energy USA, LLC
17 Arentzen Blvd.
Vista One, Suite 203
Charleroi, PA 15022

Attention:	Bill Waller
Telephone:	(724) 483.2070
Facsimile:	(724) 483.2270
E-Mail:	waller11@msn.com

with a copy to:

Empire Energy USA, LLC
Level 7, 151 Macquarie Street
Sydney, NSW 2000, Australia

Attention:	Bruce McLeod
Telephone:	+61 2 9251 1846
Facsimile:	+61 2 9251 0244
E-Mail:	bm@imperialcorporation.com.au

If to any Guarantor to:

Imperial Corporation Limited
Level 7, 151 Macquarie Street
Sydney, NSW 2000, Australia

Attention:	Bruce McLeod
Telephone:	+61 2 9251 1846
Facsimile:	+61 2 9251 0244
E-Mail:	bm@imperialcorporation.com.au

If to any other obligor party, the notice will be sent to the Borrowers and to the address set forth in the Security Document or other Loan Document to which the recipient is a party.

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Any notice delivered or made by messenger, telecopy, electronic mail or United States mail will be deemed to be given an the date of actual delivery as shown by messenger receipt, the sender’s facsimile machine confirmation or other verifiable electronic receipt, or the registry or certification receipt. Notwithstanding the previous sentence, if either party receives from the other any message via electronic mail that purports to be a notice under this Agreement but that contains information that is syntactically incorrect, garbled or otherwise unintelligible, the recipient will notify the sender and the message containing the unintelligible information will not be deemed to be given until it is successfully delivered (including redelivery by electronic mail) pursuant to this Section 12.3. If Lender receives oral notice of any event from an Authorized Officer of Borrowers, Lender will not be required to delay the exercise of any rights arising from the occurrence of that event until it receives written confirmation of the oral notice. In the event that a discrepancy exists between the notice received by Lender orally and the written confirmation, or in the absence of a written confirmation, the oral notice, as understood by Lender will be deemed the controlling and proper notice to the extent of any action previously taken by Lender in reliance on such oral notice.

Section 12.4.      Waivers; Amendments. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power, privilege or option under this Agreement will operate as a waiver of that or any other right, remedy, power, privilege or option. No single or partial exercise of any right, remedy, power, privilege or option under this Agreement will preclude any other or further exercise or the exercise of any other right, remedy, power, privilege or option. No waiver of any right, remedy, power, privilege or option with respect to any occurrence will be construed as a waiver of that right, remedy, power, privilege or option with respect to any subsequent or other occurrence. Ne waiver or amendment will be valid unless in writing and signed by Lender and then only to the extent provided in the written waiver.

Section 12.5.      Confidentiality. Except as may be required by Debtor Relief Laws or as otherwise required by applicable law or in response to or in connection with arbitration proceedings or legal process or in any legal proceeding to enforce or interpret the Security Documents (including a sale by foreclosure) or any other document or instrument executed in connection with the Security Documents, and in any filings necessary or appropriate to create, maintain and perfect Liens and security interests contemplated by this Agreement, neither party will release this Agreement or any other document, agreement or Instrument relating to or executed in conjunction with this Agreement, or disclose the substantive terms of any of them except to its attorneys, accountants or engineers on a need-to-know Basis, without the prior written consent of the other party. Notwithstanding the previous sentence, Lender, Borrowers and Guarantors may disclose the substantive terms of or furnish its lenders and potential lenders and investment bankers and their respective attorneys, accountants or engineers with copies of this Agreement or any Security Document or any other document agreement or instrument relating to or executed or delivered to Lender in conjunction with this Agreement without the consent of each Borrower. Neither party or any of their respective Affiliates will issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other party; provided, however, Lender and each Borrower may each publish a “tombstone” announcement regarding this Agreement. Notwithstanding the previous sentence, Lender may disclose the substantive terms of or furnish its lenders and potential lenders and investment bankers and their respective attorneys, accountants or engineers with copies of this Agreement or any Security Document or any other Loan Document or instrument relating to or executed or delivered to any Lender in conjunction with this Agreement without the consent of Borrower. Neither party or any of their respective Affiliates will issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other party; provided, however, Lender and Borrower may each publish a “tombstone” announcement regarding this Agreement. Notwithstanding anything herein to the contrary, the information protected by this Section 12.5 will not include, and Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Lender relating to such tax treatment and tax structure; that, with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate.

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Section 12.6.      Final Agreement. This Agreement and the other agreements to which this Agreement refers, together with all exhibits, schedules and annexes attached to any of them, constitute the final, entire agreement among the parties and supersede any prior oral or written and all contemporaneous oral proposals, commitments, promises, agreements and understandings between the parties with respect to the subject matter of this Agreement and the other Loan Documents, all of which are merged into and replaced by the Loan Documents.

Section 12.7.      WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. LENDER AND EACH BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED OR ASSOCIATED WITH ANY OF THEM, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES.” AS DEFINED BELOW; (C) CERTIFIES THAT NEITHER IT NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSELORS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT THE CERTIFYING PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

Section 12.8.      GOVERNING LAW. THIS AGREEMENT, THE NOTES AND EACH OF THE OTHER LOAN DOCUMENTS (OTHER THAN LOAN DOCUMENTS THAT MAY BE EXPRESSLY OR MANDATORILY GOVERNED BY LAWS OF ANOTHER JURISDICTION) ARE TO BE PERFORMED IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE, THIS AGREEMENT, THE NOTES AND ALL OF THE OTHER LOAN DOCUMENTS TOGETHER WITH ALL TRANSACTIONS PROVIDED FOR IN THEM WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

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Section 12.9.       No Third-Party Beneficiaries. Subject to Section 12.2, the benefits of this Agreement will not inure to any third party. Notwithstanding anything contained in this Agreement or the other Loan Documents, or any conduct or course of conduct by the parties, before or after signing this Agreement or the Loan Documents, this Agreement will not be construed as creating any rights, Claims or causes of action against Lender, or any of its officers, directors, agents or employees by any Person other than Borrowers.

Section 12.10.    Fees, Costs and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrowers will promptly (and in any event, within thirty (30) days alter any invoice or other statement or notice) pay all Related Costs. Additionally, except as otherwise provided herein, Borrowers will promptly pay (within thirty (30) days after receipt of invoice or other statement or notice) (a) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (b) all reasonable costs and expenses incurred by or on behalf of Lender (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with (i) the negotiation, preparation, execution and delivery of any and all consents, waivers and amendments to any of the Loan Documents, (ii) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (iii) the borrowings hereunder and other action reasonably required in the course of administration hereof, and (iv) monitoring or confirming (or preparation or negotiation of any documents related to) Borrowers’ compliance with any covenants or conditions contained in this Agreement or in any other Loan Document, and (c) all reasonable costs and expenses incurred by or on behalf of Lender (including attorneys’ fees, consultants’ fees and accounting fees) in connection with the defense or enforcement of any of the Lean Documents (including this section) or the defense of Lender’s exercise of its rights thereunder. In addition, except as otherwise provided herein, until all Obligations are paid in full, each Borrower shall also pay or reimburse Lender for all reasonable out-of-pocket costs and expenses of Lender or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Lender, including travel and miscellaneous expenses and fees and expenses of Lender’s outside counsel, reserve engineers and consultants engaged in connection with the Lean Documents.

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Section 12.11.    Compliance with Law. It is the intention of the parties to comply with applicable usury laws (now or later enacted). Accordingly, and notwithstanding any provision to the contrary in this Agreement, the other Security Documents or any other Loan Document, in no event will this Agreement or any other Loan Document require the payment or permit the collection of interest in excess of the Highest Lawful Rate. If, under any circumstances, the fulfillment of any provision of this Agreement or of any other Loan Document will involve exceeding the Highest Lawful Rate for the contracting for or charging or collecting interest, then the obligation to be fulfilled will, ipso facto, be reduced to the allowable Limit, and if, under any circumstances, Lender ever receives pursuant to any of the Loan Documents anything of value as interest or that is deemed to be interest under applicable law that would exceed the Highest Lawful Rate, the amount that would otherwise be excessive interest will be applied to the reduction of the principal amount owing under the Notes or on account of any other indebtedness owed by Borrowers to Lender, and not to the payment of interest; or, if any portion of the excessive interest exceeds the unpaid balance of principal of that indebtedness, then the excess amount will be refunded to Borrowers. In determining whether or not the interest paid or payable with respect to any indebtedness owed by Borrowers to Lender exceeds the Highest Lawful Rate, Borrowers and Lender will, to the maximum extent permitted by applicable law, (1) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects of them, (iii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of the indebtedness so that the actual rate of interest on account of the indebtedness does not exceed the Highest Lawful Rate, and (iv) allocate interest between portions of the indebtedness so that ne portion will bear interest at a rate greater than the Highest Lawful Rate.

Section 12.12.    Power of Attorney; Etc. Borrowers grant to Lender a power of attorney for the purpose of executing on behalf of any Borrower, at any time that an Event of Default exists, documents related to the enforcement of Lender’s rights under the Security Documents, including but not limited to the execution of any instrument to be filed with or approved by any applicable Governmental Authority in the event of a foreclosure an any of the Property. The power of attorney granted to Lender by Borrowers under this Section 12.12 is a right coupled with an interest and will be irrevocable for as long as any of the Obligations remain outstanding provided, however, that Lender agrees not to exercise the power of attorney described in this Section 12.12 prior to the occurrence of an Event of Default.

Section 12.13.    Severability. Any section, clause, subsection, sentence, paragraph, provision or term this Agreement held invalid, illegal, or ineffective by a court of competent jurisdiction will not impair, invalidate or nullify the remainder of this Agreement.

Section 12.14.    Captions; Headings. The headings, captions and arrangements contained in this Agreement have been inserted for convenience only and will not be deemed in any manner to modify, explain, enlarge or restrict any provision in this Agreement.

Section 12.15.    Construction. Borrowers and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement, the Notes and each of the other Loan Documents with its legal counsel and that this Agreement and the other Security Documents will be construed as if jointly drafted by Borrowers and Lender. In the event of a conflict between the terms of this Agreement and the Security Documents, the terms of this Agreement shall be controlling.

Section 12.16.    Additional Documents. From time to time alter the date of this Agreement, each of the parties hereto agrees to execute and deliver or cause to be executed and delivered, all reasonable documents and instruments, and take any other reasonable and lawful action as the other party may deem necessary or desirable to perfect or evidence perfection of its security interest, to enforce its rights under this Agreement or to otherwise effectuate the purposes of this Agreement. Upon the full payment and complete discharge of each Borrower’s Obligations under this Agreement and the other Loan Documents, Lender will, at the request and expense of Borrowers, prepare and deliver documents evidencing the release and termination of the Liens, security interests, and other interests of Lender under the Security Documents.

90

Section 12.17.    Counterpart Execution. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Section 12.18.    EXCULPATION PROVISIONS. EACH OF THE PARTIES AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS AND CONDITIONS CONTAINED IN THEM; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATION OF EACH OF THE LOAN DOCUMENTS AND HAS RECEIVED THE ADVICE OF ITS LEGAL COUNSEL IN ENTERING INTO THE LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR THAT LIABILITY. EACH PARTY AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF THE PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.19.    Joint and Several Liability; Authority.

(a)          Each Borrower is jointly and severally liable for the Obligations, including but not limited to the representations, warranties and covenants under this Agreement and the other Loan Documents to which such Borrower is a party.

(b)          Each Borrower represents and warrants that it benefits directly or indirectly from the extension of credit under this Agreement and agrees as follows:

(i)          Without limitation to any other provision of this Agreement, each Borrower hereby irrevocably and unconditionally guarantees the prompt payment of the Loans made to each Borrower.

(ii)         Each Borrower hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that each of their obligations under this Agreement and each other Loan Document shall not be released diminished, impaired, reduced or adversely affected by any of the following and waives any rights including without limitation rights to notice which might otherwise have been result of or in connection with any of the following:

91

A.           Modifications, etc. Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Obligations or this Agreement or any agreement or instrument executed in connection herewith, or any contract or understanding between any Borrower and Lender, or any other Person, pertaining to the Obligations;

B.           Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to any Borrower or any Guarantor or any Person liable an Obligations;

C.           Condition of Borrowers or Guarantors. The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of any Borrower or any other Person at any time liable for the payment of all or part of the Obligations; or any dissolution of any Borrower, or any sale, lease or transfer of any or all of the assets of any Borrower , or any changes in the shareholders, partners, or members of any Borrower ; or any reorganization of either Borrower;

D.           Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including without limitation the fact that the Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Obligations acted in excess of their authority, the Obligations violate applicable usury laws, any Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from any Borrower, the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations) is illegal, uncollectible, legally impossible or unenforceable, or this Agreement or other documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic;

E.           Release of Obligors. Any full or partial release of the liability of any Borrower on the Obligations or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor and Borrower that it may be required to pay the Obligations in full without assistance or support of any other Person, and Guarantors and Borrowers have not been induced to enter into this Agreement and the other Loan Documents on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrowers will be liable to perform the Obligations, or that Lender will look to other parties to perform the Obligations.

92

F.           Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;

G.           Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Falcon Obligations;

H.           Care and Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

I.            Status of Liens. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor and Borrower that it is not relying on the validity, enforceability, collectibility or value of any of the collateral for the Obligations;

J.           Payments Rescinded. Any payment by any Borrower to Lender is held to constitute a preference under the bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to either Borrower or someone else; or

K.          Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to this Agreement, the Obligations, or the security and collateral therefor, whether or not such action or omission prejudices such Borrower increases the likelihood that such Borrower will be required to pay the Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal Intention of such Borrower that it shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the Full and final payment and satisfaction of the Obligations,

(c)          Each Borrower agrees that any representation, warranty covenant or agreement or other action by any of them under this Agreement shall bind ail of them and that Lender may act accordingly under this Agreement.

(d)          Each Borrower agrees that any notice or communication delivered by Lender to a Borrower shall constitute notice to all Borrowers.

Section 12.20.   NO OTHER AGREEMENTS; NO PAROL EVIDENCE. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED IN THEM AND CANNOT AND WILL NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

93

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of February 26, 2008.

BORROWERS:

EMPIRE ENERGY E&P, LLC,
Pennsylvania limited liability company

By:	/s/ Bruce McLeod

EMPIRE ENERGY USA, LLC,
Delaware limited liability company

Signed for by its attorney in the presence of

/s/ B. W. McLeod
Attorney

B. W. McLeod
Name (please print)

/s/ Alex Underwood
Attorney

Alex Underwood
Name (please print)

EMPIRE ENERGY DRILLING AND FIELD SERVICES, LLC,
Delaware limited liability company

Signed for by its attorney in the presence of

/s/ B. W. McLeod
Attorney

B. W. McLeod
Name (please print)

/s/ Alex Underwood
Attorney

Alex Underwood
Name (please print)

SIGNATURE PAGE TO THE CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of February 26, 2008.

LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:	/s/ Vanessa Lenthall
Name:	Vanessa Lenthall
Title:	Division Director

By:	/s/ Joel Outlaw
Name:	Joel Outlaw
Title:	Senior Lawyer

SIGNATURE PAGE TO THE CREDIT AGREEMENT

Exhibit “A”
Leases, Wells, and Interests
Armstrong, Jefferson, and Clarion Counties, Pennsylvania

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
1	AARON, Mark	2 wells	Limestone Twp., Clarion County	D.K. Gas, Inc	20 Acres	9-15-1998	504, page 525	Map: 16-01.0- 40	Empire Energy E & P LLC - 100%
2	ALGOE, Thomas	1 well	Redbank Twp., Clarion County	D.K. Gas, Inc.	50 acres	6-27-1983	300, page 646	Map:	Empire Energy E & P LLC - 100%
3	ALGOE, John	1 well	Redbank Twp., Clarion County	D.K. Gas, Inc.		12-18-2000	544, page 1000	Map:	Empire Energy E & P LLC- 66 2/3% Appalachian Well Services 33 1/3%
4	ALLSHOUSE, Max	3 wells	Beaver Twp., Jefferson County	D.K. Gas, Inc.	44 acres	12-28-1998	131, page 9	Map: 2-420-102	Empire Energy E & P LLC - 100%
5	BISH, O.E.	1 well	Redbank Twp., Clarion County	D.K. Gas, Inc. Assign to D.K. Gas, Inc.	20 acres	11-16-1955 2-24-2986	69, page 287 313, page 869	Map:	Empire Energy E & P LLC - 100%
6	BLOTZER, Col. John	3 wells	Redbank Twp., Clarion County	D. Kennemuth Assign to D.K. Gas, Inc. Assign to TEXAS KEYSTONE, INC.- Reserving to D.K. Gas, Inc. any well with 500 ft. radius -	50 acres	12-30-1983 12-2-1985 11-1-1997	291, page 981 314, page 165 481, page 116	Map: 25-03.0-131	Empire Energy E & P LLC - 100%
	2nd Lease		Redbank Twp., Clarion County	D. K. Gas, Inc.	Lot	5-10-1985

329, page 396*

*older well on Blotzer tract: Lease granted to Owens-Illinios, dated April 1, 1940, recorded Lease Book 56, page 183 (126 acres); assigned to D.K. Gas, Inc. by instruments: dated June 6, 1966, recorded Lease Book 192, page 498; dated 2-23-1968, recorded Deed Book 199, page 734; dated 12-31-1968, recorded Deed Book 218, page 251; and dated 9-3-1985, recorded in Deed Book 309, page 826.

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
7	BROCIOUS, George	1 well	Redbank Twp., Clarion County	D. Kennemuth D.K. Gas, Inc.	7.15 acres	8-8-1985 12-2-1985	307, page 558 314, page 165	Map: Map: 25-03.0-120	Empire Energy E & P LLC 100%
8	BUFFINGTON, Dora	3 wells	Redbank Twp., Clarion County	T.W.P. Assign to D.K. Gas, Inc., Inc.	170 acres	2-18-1947 2-24-1986	62, page 364 313, page 845	Map:

Empire Energy E & P LLC - 100%

Buffington Well# 1 and George Yearly Well #2 Empire Energy E & P LLC     100%

(85 Acres left under lease: TWP lease required 2nd well or ½ acreage released)

SHUTTLE #6- 11

George Yeany Well #1 Empire Energy E & P LLC - .500
Terry Rapp
.125
Donald Shirey
.125
J. Marks Ochs Trust A
.125
Wm. J. Ochs
.03125
Dale G. Ochs
.03125
Karen Bartlett
.03125
Smith Living Trust
.03125

9	BURNS, Herbert	1 Well	LimestoneTwp., Clarion County	D. Kennemuth Assign to D. K. Gas, Inc. Assign to TEXAS KEYSTONE, INC.- Reserving to D. K. Gas, Inc. any well with 500 ft. radius	56 Acres & 28 Acres	8-12-1983 12-2-1985 11-10-1997	289, page 452 314, page 165 481, page 110	Map: 16-01.0-24A	Empire Energy E & P LLC- 100%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
10	CARRIER, H.E.	2 Wells	Beaver Twp., Jefferson County	T.W.P. Assign to D. K. Gas, Inc.	86 Acres	4-30-1940 2-24-1986	40, page 212 508, page 508	Map:	Empire Energy E & P LLC- 100%
11	CHERICO, L. J.	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	103.98 Acres	9-29-1992	401, page 689	Map: 25-01.2-67	SHUTTLE 19
L. J. Cherico Well #1
Empire Energy E & P
LLC .500
Vivian Doverspike
.125
Frank Hess
.125
J. Mark Ochs Trust A
.125
Wm. J. Ochs
.03125
Dale G. Ochs
.03125
Karen Bartlett
.03125
Smith Living Trust
.03125
12	CROYLE, Mary	3 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	(75.01 & 100a)	1-12-1987	338, page 937	Map: 25-03-11, 3

SHUTTLE #6-11

Crovle Well # 1
Empire Energy E & P LLC .6249
Terry Rapp
.0625
Donald Shirey
.0625|
J. Mark Ochs Trust A
.125
Wm. J. Ochs
.03125
Dale G. Ochs
.03125
Karen Bartlett
.03125
Smith Living Trust
.03125

Croyle Well # 2
Empire Energy E & P LLC .6249
Terry Rapp
.0625
Donald Shirey
.0625
J. Mark Ochs Trust A
.0938
John Brooks
.0625
Wm. J. Ochs
.02345
Dale G. Ochs
.02345
Karen Bartlett
.02345
Smith Living Trust
.02345

SHUTTLE # 14
Crovle Well # 3
Empire Energy E & P LLC .875
Vivian Doverspike
.125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
13	DINGER, Billy	2 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	50 acres	11-7-1995	444, page 585	Map: 25-03.0-55	Empire Energy E & P LLC. - 100%
14	DINGER, E. M.	1 Well	Redbank Twp., Clarion County	T.W.P. Assign to D.K. Gas, Inc.		1-9-1946 2-24-1986	61, page 418 313, page 905	Map:	Empire Energy E & P LLC - 100%
15	DINGER, Michael	6 Wells	Redbank Twp., Clarion County	T.W.P. Assign to D. K. Gas, Inc.	189 acres	2-15-1924 2-24-1986	40, page 453 313, page 910	Map:	Empire Energy E & P LLC - 100%
16	DOUGHERTY Brothers	1 Well	Redbank Twp., Armstrong County	D. K. Gas, Inc.	45 acres	12-25-1994	1449, page 112	Map: 4F-46-102	Dougherty Brothers Wells 1a: Empire Energy E & P LLC Keystone Energy 50%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
17	DOUGHERTY, V.R.	4 Wells	Redbank Twp., Armstrong County	D. K. Gas, Inc. (Assigned to Boyer/Waller	251 & 45 Acres	11-11-1989 4-2-2004	929, page 247 2999, page 331)	Map:3f-144-154

Wells 3 & 4 Empire Energy E & P LLC-100%

SHUTTLE #15
V. R. Dougherty Well #1: Empire Energy E & P LLC .750
Vivian Doverspike
.1250
J. Mark Ochs Trust A .0625
Wm. J. Ochs
.0156
Dale G. Ochs
.0156
Karen Bartlett
.0156
Smith Living Trust
.0156

SHUTTLE #20
V. R. Dougherty Well #2: Empire Energy E & P LLC     50%
Frank Hess     50%

18	EAKER, Barton	2 Wells	Limestone Twp., Clarion County	T.W.P. Assigned to D. K. Gas, Inc. Assign to Burgley Gas	12-1/2 Acres	10-11-1913 2-24-1986 10-11-2000	29, Page 302 313, page 899	Map:	Empire Energy E & P LLC- 100%
19	ESHBAUGH, G.W.	1 Well	Redbank Twp., Clarion County	Snyder Bros. Assigned to D. K. Gas, Inc. Assigned to Keystone Energy (Well location)	40 Acres	3-1-1996 5-3-1997	451, page 1186 474, page 47	Map:25-03.0-81	Empire Energy E & P LLC 50% Keystone Energy 50%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
20	FERRINGER, Jeffrey	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc. Assigned to Keystone Energy (Well location)	5 Acres	5-1-1995 1-2-1998	441, page 169 2610, page 198	Map:25-01.0- 124.1 Armstrong Co.	Empire Energy E & P LLC 50% Keystone Energy 50%
21	FILSON, Robert	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	140 Acres	11-15-1991	1194, page 102	Map:

SHUTTLE #15

Robert Filson Well #1

Empire Energy E & P LLC.250

Vivian Doverspike

.125

Nora Jane Minich

.125

Robert Filson

.125

Frank Hess

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

22	FLEMING, Paul	1 Well	Limestone Twp., 391, page 439	D. K. Gas, Inc.	50 Acres	10-25-1991	391, page 439	Map:16-03-94

SHUTTLE #18:

Paul Fleming Well #1 Empire Energy E & P LLC .375

Vivian Doverspike

.125

Nora Jane Minich

.125

Mary Margaret Simmler .125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
23	GRUBER Bros.	3 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	116 Acres	1-30-1991	391, page 446	Map:25-01- 204

SHUTTLE #15:

Gruber Bros. Well #1

Empire Energy E & P LLC .375

Vivian Doverspike

.125

J. Mark Ochs Trust A

.0625

Wm. J. Ochs

.0156

Dale G. Ochs

.0156

Karen Bartlett

.0156

Smith Living Trust

.0156

SHUTTLE #23

Gruber Bros. Wells #2 & 3

Empire Energy E & P LLC .3125

Vivian Doverspike

.125

J. Mark Ochs Trust A

.125

Frank Hess

.125

John H. Gruber

.25

Wm. J. Ochs

.01563

Dale G. Ochs

.01563

Karen Bartlett

.01563

Smith Living Trust

.01563

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
24	GUTHRIE/ SAYERS	1 Well	Limestone Twp., Clarion County	D. K. Gas, Inc.	47 Acres	10-7-1993	415, page 1135	Map:16-03-132

SHUTTLE 22 Guthrie/Sayers Well #1

Empire Energy E & P LLC

Vivian Doverspike

J. Mark Ochs Trust A

E. Clyde Miles

E. Diane Clinton

Keneth Harmon

Wm. J. Ochs

Dale G. Ochs

Karen Bartlett

Smith Living Trust

25	HARTMAN, M.D	3 Wells	Redbank Twp., Armstrong County	D. K. Gas, Inc.	50 Acres	11-4-1993	1361, page 63	Map:

SHUTTLE 26

M. D. Hartman Well #1 Empire Energy E & P LLC.     .250

Vivian Doverspike

.125

C. Bradley Miller

.125

C. Brent Mille

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.0625

Dale G. Ochs

.0625

Karen Bartlett

.0625

Smith Living Trust

.0625

M. D. Hartman Wells #2 & 3

Appalachian Gas

     33-1/3%

Empire Energy E & P LLC     66-2/3%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
26	HETRICK, A.L.	1 Well	Beaver Twp., Jefferson County	T.W.P. Assign to D. K. Gas, Inc.	35 Acres	8-3-1943 2-24-1986	212, page 382 508, page 591	Map:	Empire Energy E & P LLC - 100%
27	HIMES, S. Frank	1 Well	Redbank Twp., Clarion County	T.W.P. Asign to D. K. Gas, Inc. Assign to Buffalo Valley —Reservingn to D.K. Gas, Inc., any well with 600 ft. radius —	100 Acres	4-2-1940 2-24-1986 6-6-1999	56, page 214 313, page 887 520, page 60	Map:	Empire Energy E & P LLC - 100%
28	HUBER, L.B	6 Wells	Beaver Twp., Jefferson County	T.W.P. Assign to D. K. Gas, Inc.	106 Acres 140 Acres	5-27-1940 2-24-1986	212, page 227 508, page 478	Map:

Well #2 (106 Acre tract)

and Well #2 (140 Acre tract)

Empire Energy E & P LLC SHUTTLE #2

Huber Well #1 (106 Acre Tract)

D. K. Gas, Inc.

.3333

Edward Hollobaugh

.3333

J. Mark Ochs Trust A

.166667

Wm. J. Ochs

.041667

Dale G. Ochs

.041667

Karen Bartlett

.041667

SHUTTLE #4

Huber Well #3 (106 Acre Tract)

Empire Energy E & P LLC     .875

Timothy Males

.125

SHUTTLE #5

Huber Well #4

Empire Energy E & P LLC .750

Timothy Males

.125

Lyle Crawford

.125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
29	JAWORSKI, Stephen	2 Wells	Redbank Twp., Clarion County	1.) D. K. Gas, Inc. 2.) D. K. Gas, Inc. (Assigned to Boyer/Waller)	96 Acres 95 Acres	3-1-1991 7-31-1990 4-2-2004	1100, page 95 1100, page 87 2999, page 331	Map:3f-142-89

SHUTTLE #17

Stephen Jaworski Wells #1 and 2

Empire Energy E & P LLC .375

Vivian Doverspike

.125

John Minich

.125

Nora Jane Minich

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

30	JOHNS, Scott	1 Well	Clover Twp., Jefferson County	D. K. Gas, Inc. Assign to Texas Keystone- reserving to D.K. Gas, Inc. any existing wells with a 500 foot redius	106 Acres	12-12- 1994 11-13- 1996	36, page 109 82, page 112	Map:7-380 100	SHUTTLE 32 Scott Johns Well #1 Empire Energy E & P LLC .250 Sugar Camp Club .750

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
31	KEN NEMUTH, Darl (Bish)	2 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	93 Acres	4-1-1998	500, page 65	Map:25-03- 121,122	Empire Energy E & P LLC - 100%
32	Ken nemuth, Scott (Siverling)	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	35 Acres	12-18- 2000	544, page 1000	Map:25-03.0- 117	Empire Energy E & P LLC - 100%
33	KENNEMUTH, Ella (Siverling)	2 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	100 Acres	4-1-1998	500, page 77	Map:25-03.0-117	Empire Energy E & P LLC - 100%
34	KEN NEMUTH Darl (Wray)	2 Wells	Redbank Twp., Clarion County	John Wray Assign to Karl Kennemuth Assign to D. K. Gas, Inc.	76 Acres	1-15- 1966 8-17- 1966 4-1-1998	500, page 58	Map:	Well #1 Empire Energy E & P LLC 66-2/3% Well #2 Empire Energy E & P LLC 66-2/3% Appalachian Wells 33- 1/3%
35	KENNEMUTH, Darl (Henneman)	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	3 Acres	1-3-1985			Empire Energy E & P LLC- 100%
36	LIGHTNER , W.E.	1 Well	Beaver Twp., Jefferson County	T.W.P Assign to D. K. Gas, Inc.	3 Acres	6-17- 1925 2-24- 1986	179, page 408 508, page 598	Map:	Empire Energy E & P LLC - 100%
37	GREENW ALT, Lucas	5 Wells	Redbank Twp., Clarion County	D. Kennemuth D. Kennemuth Assigned to D. K. Gas., Inc.	51 Acres 5 Acres	7-21- 1966 12-1- 1980 12-2- 1985	192, page 899 314, page 165	Map:25-03.0- 119	Empire Energy E & P LLC - 100%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
38	LUTHERA N, Church	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	6 Acres	10-14- 1996	462, page 799	Map:25-03.0- 80, 127	Empire Energy E & P LLC- 100%
39	McCAULE Y, C.A.	1 Well	Hawthorne Boro, Clarion County	D. K. Gas, Inc.	7.31 Acres	4-11- 1994	421, page 506	Map:11-01-68	SHUTTLE 24 Charles McCauley Well #1 Empire Energy E & P LLC .625 Vivian Doverspike .125 J. Mark Ochs Trust A .125 Wm. J. Ochs .03125 Dale G. Ochs .03125 Karen Bartlett .03125 Smith Living Trust .03125
40	McCAULE Y, Larry	2 Wells	Hawthorne Boro, Clarion County	D. K. Gas, Inc.	23.978 Acres	11-8- 1993	417, page 264	Map:11-01-4

SHUTTLE 19

Larry McCauley Well #1

Empire Energy E & P

LLC .500

Vivian Doverspike

.125

Frank Hess

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

SHUTTLE #21

Larry McCauley Well #2

Empire Energy E & P

LLC .875

Wm. J. Ochs

.0313

Dale G. Ochs

.0313

Karen Bartlett

.0313

Smith Living Trust

.0313

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
41	MEGNIN, Robert	1 Well	Limestone Twp., Clarion County	D. K. Gas, Inc.	87.16 Acres	12-17- 1995	446, page 520	Map:16-01.0- 59	Empire Energy E & P LLC - 100%
42	MILES / PETTRUN Y	1 Well	Limestone Twp., Clarion County	D. K. Gas, Inc.	5 Acres	4-29- 1994	424, page 1	Map:16-03.0- 137

SHUTTLE 22

Miles/Pettrumv Well #1D.

Empire Energy E & P

LLC

Vivian Doverspike

J. Mark Ochs Trust A

E. Clyde Miles

E. Diane Clinton

Kenneth Harmon

Wm. J. Ochs

Dale G. Ochs

Karen Bartlett

Smith Living Trust

43	MILLER, Charles	3 Well	Limestone Twp., Clarion County	D. K. Gas, Inc.	80 Acres	6-15- 1993	413, page 562	Map:16-03- 133

SHUTTLE 19

C. B. Miller Well #1

Empire Energy E & P

LLC .500

Vivian Doverspike

.125

Frank Hess

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

Charles Miller Wells 2 &

3

Empire Energy E & P

LLC

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
44	MILLER, Kenneth	2 Wells	Limestone Twp., Clarion County	D. K. Gas, Inc.	48 Acres	9-17- 1986	321, page 656	Map:	Kenneth Miller Well#1 Empire Energy E & P LLC - 100% Kenneth Miller Well #2 Empire Energy E & P LLC 66-2/3% Appalachian 33- 1/3%
45	MILLER, Lloyd	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	102 Acres	12-9- 1986	325, page 246	Map:25-03.0- 14, 15	Empire Energy E & P LLC
46	MILLER, Walter	4 Wells	Redbank Twp., Clarion County	T.W.P. Assigned to D. K. Gas, Inc.	64 Acres	8-2-1940 2-24- 1986	56, page 425 313, page 875	Map:

Walter Miller Wells 1 & 4 Empire Energy E & P LLC- 100%

SHUTTLE #6 - 11

Walter Miller Well #2

Empire Energy E & P

LLC .6249

Terry Rapp

.0625

Donald Shirey

.0625

J. Mark Ochs Trust A

.0938

John Brooks .0625
Wm. J. Ochs
.02345
Dale G. Ochs
.02345
Karen Bartlett
.02345
Smith Living Trust
.02345

SHUTTLE 29

Walter Miller Well #3

Empire Energy E & P

LLC .500

C. Brian Miller

.125
Judy Miller
.125
J. Mark Ochs Trust A
.125
Wm. J. Ochs
.03125
Dale G. Ochs
.03125
Karen Bartlett
.03125Smith Living
Trust     .03125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
47	MILLER, Lois	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc. D. K. Gas, Inc. Assigned to Texas Keyston- reserving to D. K. Gas, Inc. any well with a 500 foot radius	124 Acres 124 Acres	2-1-1995 11-8- 1988 3-2-1998	433, page 624 353, page 213 496, page 27	Map:25-03.0- 82 Map:

SHUTTLE 28

Lois Miller Well #1

Empire Energy E & P

LLC .250

Robert McKay
.125
E. Clyde Miles
.125
Brian Miller
.125
E. Diane Clinton
.0625
Joanne Armintrout
.0625
J. Mark Ochs Trust A
.250
Wm. J. Ochs
.03125
Dale G. Ochs
.03125
Karen Bartlett
.03125
Smith Living Trust
.03125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
48	MINICK, Roy	1 Well	Redbank Twp., Clarion County	D. Kennemuth Assign to D. K. Gas, Inc.	35 Acres	2-23- 1983 12-2- 1985	286, page 413 314, page 165	Map:25-03.0- 90	Empire Energy E & P LLC
49	NOLF, M.V.	5 Wells	Redbank Twp., Armstrong & Clarion County	D. K. Gas, Inc. D. K. Gas, Inc. Assigned to Keystone Energy (Well location)	50 Acres 100 Acres	2-23- 1990 9-9-1994 1-2-1998	1004, page 38 428, page 106 2610, page 198	Map:25-01.0- 128 (Armstrong County) (Armstrong County)

Well #5

Empire Energy E & P

LLC

Well#2

Empire Energy E & P

LLC .     .500%

Keystone Energy

.500%

Well #4

Empire Energy E & P

LLC 66-2/3%

Appalachian Well

Service     33-1/3%

SHUTTLE 17

M. V. Nolf Well #1

Empire Energy E & P

LLC .375

Vivian Doverspike

.125

John Minich II

.125

Nora Jane Minich

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

SHUTTLE 31

M. V. NoIf Well #3
Empire Energy E & P
LLC     .25
C. Brian Miller
.125
C. Brent Miller
.125
C. Bradley Miller
.125
J. Mark Ochs Trust A
.125
Hartman Family Trust
.125 Shanelle Hawk
     .125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
50	NEISWON GER, C.H.	6 Wells	Redbank Twp., Clarion County	Joe Sherman Assign to R. B. Robertson Assign to K. Kennemuth Assign to D. K Gas, Inc.	101 Acres	1-8-1965 10-4- 1977 11-15- 1977 4-1-1998	186, page 184 252, page 827 253, page 647 500, page 71	Map:25-02-144 Map:	C. H. Neiswoncier Wells, 1, 4 5, & 6 Empire Energy E & P LLC 66-2/3% Appalachian Well Services 33-1/3% C. H. Neiswoncier Wells # 2 & 3 Empire Energy E & P LLC - 100%
51	ORR, Thomas	1 Well	Redbank Twp., Clarion County	D. Kennemuth Assign to D. K. Gas, Inc.	8 Acres	6-20- 1983 12-2- 1985	289, page 431 314, page 165	Map:25-02.0- 143	Empire Energy E & P LLC - 100%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
52	PLYLER, Faye B	4 Wells	Beaver Twp., Jefferson County	T.W.P. Assign to D. K. Gas, Inc. 2nd lease to D. K. Gas, Inc.	84 Acres 41 Acres	1-6-1941 2-24- 1986 4-7-1992	212, page 312 508, page 535 554, page 177	Map:	Empire Energy E & P LLC- 100%
53	PLYLER, G.W.	1 Well	Beaver Twp., Jefferson County	T.W.P Assigned to D. K Gas, Inc.	40 Acres	1-27- 1904 2-24- 1986	212, page 235 508, page 496	Map:	Empire Energy E & P LLC - 100%
54	REINSEL, Nicholas	1 Well	Redbank Twp., Clarion County	D. Kennemuth Assign to D. K. Gas, Inc. Assign to Texas Keystone- reserving to D. K. Gas, Inc. any well with 500 ft. radius	114 Acres	3-24- 1983 12-2- 1985 3-2-1988	288, page 274 314, page 165 494, page 1042	Map:25-03.0- 107	Empire Energy E & P LLC - 100%
55	REYNOLD S, Susanne	2 Wells	Limestone Twp., Clarion County	D. K. Gas, Inc.	63 Acres	11-28-2001	579, page 850	Map:16-04.0- 82	Empire Energy E & P LLC - 100%
56	SCOTCH, Mike	2 Wells	Redbank Twp., Clarion County	T.W.P. Assigned to D. K. Gas, Inc.	220 Acres	5-13- 1946 2-24- 1986	61, page 342 313, page 881	Map:

SHUTTLE # 6-11

Mike Scotch Well #2

Empire Energy E & P

LLC .500

Terry Rapp

.125

Donald Shiry

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

Mike Scotch Well #1

Empire Energy E & P

LLC -100%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
57	SEELY, Charles A.	1 Well	Ringgold Twp., Jefferson County	D. K. Gas, Inc.	114 Acres	2-18- 2000	168, page 29	Map:31-480- 118	Empire Energy E & P LLC - 100%
58	SHERMAN , Joe	2 Wells	Redbank Twp., Clarion County	Chappelle Resources (no recorded lease) Assigned to Keystone Energy		1-2-1998	2610, page 194 (recorded- Armstrong)	Map:	Joe Sherman Wells 1 & 2 Empire Energy E & P LLC - 100%
59	SIGWORT H, Kenneth	1 Well	Redbank Twp., Armstrong County	D. K. Gas, Inc. Assigned to Boyer/Waller	91 Acres	4-19- 1994 4-2-2004	1401, page 25 2999, page 331	Map:40-40-00- 01-46

SHUTTLE 25

Ken Siqworth Well #1

Empire Energy E & P

LLC     .250

Frank Hess

.125

Gregory Hess

.125

Ken Harmon

.125

Vivian Doverspike

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.03125

Dale G. Ochs

.03125

Karen Bartlett

.03125

Smith Living Trust

.03125

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
60	SKYLINE Dairy	2 Wells	Ringgold Twp., Jefferson County	D. K. Gas, Inc. D. K. Gas, Inc.	76 Acres 110 Acres	4-10- 2000 4-10- 2000	168, page 13 168, page 22	Map:	Skyline Dairy Wells 1 & 2 Empire Energy E & P LLC - 100%
61	SMITH, Alvin	1 Well	Beaver Twp., Jefferson County	T.W.P. Assigned to D. K. Gas, Inc.	135 Acres 68 Acres	4-7-1941 2-24- 1986	212, page 322 508, page 549	Map:	Empire Energy E & P LLC - 100%
62	SMITH, Bradley	1 Well	Clarion Twp., Clarion County	D. K. Gas, Inc.	120 Acres	8-22- 2003	641, page 229	Map:6-03.0- 107	Empire Energy E & P LLC- 100%
63	SMITH, E. A.	4 Wells	Beaver Twp., Jefferson County	T.W.P. Assigned to D. K. Gas, Inc.	177 Acres	4-5-1940 2-24- 1986	212, page 256 508, page 556	Map:	Empire Energy E & P LLC . - 100%
64	SMITH, Louraine	5 Wells	Redbank Twp., Clarion County	1) D. K. Gas, Inc. 2) D. K. Gas, Inc.	175 Acres 186-1/2 Acres	11-13- 1986 4-14- 1992	323, page 651 392, page 425	Map:25-01.0- 173, 25-03.0- 02	SHUTTLE #20 Louraine Smith Well #1 Empire Energy E & P LLC. 50% Frank Hess 50%
65	SMITH, Kenneth	1 Well	Beaver Twp., Jefferson County	D. Kennemuth Assigned to D. K. Gas, Inc.	22 Acres	1-25- 1985 1-4-1994	500, page 363 500, page 363	Map:16-03-94	SHUTTLE #1 Empire Energy E & P LLC - 100%
66	SMITH, R. Wesley	3 Wells	Beaver Twp., Jefferson County	D. K. Gas, Inc.	73 Acres	1-31- 1992	554, page 175	Map:2-440- 108A

SHUTTLE #19

R. Wesley Smith Well #1

Empire Energy E & P

LLC .5625

Vivian Doverspike

.125

Frank Hess

.125

J. Mark Ochs Trust A

.125

Wm. J. Ochs

.0156

Dale G. Ochs

.0156

Karen Bartlett

.0156

Smith Living Trust

.0156

R. Wesley Smith Wells

#2 & 3

Empire Energy E & P

LLC .250

Sugar Camp Club

.750

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
67	SMITH, Walker	7 Wells	Beaver Twp., Jefferson County	T.W.P. Assigned to D. K. Gas, Inc.	177 Acres	1-2-1941 2-24- 1986	212, page 310 508, page 584	Map:	Empire Energy E & P LLC- 100%
68	SMITH, Wilbur	2 Wells	Redbank Twp., Clarion County	D. K. Gas, Inc.	100 Acres	8-3-1988	346, page 2	Map:25-01.0- 174	Empire Energy E & P LLC- 100%
69	SPARE, Gary	1 Well	Beaver Twp., Jefferson County	D. K. Gas, Inc. Assign to T.K.I- reserving to D. K. Gas, Inc. any well with 500 ft. radius	133.4 Acres	12-13- 1987 5-6-1996		Map:	Empire Energy E & P LLC - 100%
70	STAHLMA N, Robert	3 Wells	Limestone Twp., Clarion County	D. K. Gas, Inc.	60 Acres	8-25- 1988	347, page 330	Map:16-03.0- 87	Robert Stahlman Wells 1 & 3 Empire Energy E & P LLC- 100% Robert Stahlam Wess #2 Empire Energy E & P LLC 66-2/3% Appalachian Well Services 33-1/3%

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
71	THOMAS, S.E.	2 Wells	Beaver Twp., Jefferson County	T.W.P. Assign to D. K. Gas., Inc.	32 Acres	8-3-1942 2-24- 1986	212, page 383 508, page 514	Map:	S. E. Thomas Well #1 Empire Energy E & P LLC - 100% S. E. Thomas Well #2 Empire Energy E & P LLC 80% Appalachian Well Services 10% Kimmel Oil and Gas 10%
72	TROUP, Edward	1 Well	Hawthorne Boro, Clarion County	D. K. Gas, Inc.	1.5 Acres	11-20- 2001	574, page 949	Map:11-01.1- 143,132	Empire Energy E & P LLC 66-2/3% Appalachian Well Services 33-1/3%
73	WILLEUMIER, Henry	1 Well	Beaver Twp., Jefferson County	D. K. Gas, Inc.	41 Acres	4-7-1992	554, page 177	Map:2-420-100	Empire Energy E & P LLC - 100%
74	WILLISON, Ed	2 Wells	Limestone Twp., Clarion County	D. K. Gas, Inc.	13 Acres	1-11- 1988	338, page 962	Map:16-03.0-11	Empire Energy E & P LLC - 100%
75	WOLFGAN G, D.M.	2 Wells	Redbank Twp., Clarion County	T.W.P. Assign to D. K. Gas, Inc.	124 Acres	4-15- 1940 2-24- 1986	56, Page 217 313, page 851	Map:	Empire Energy E & P LLC
76	WOLFGAN G, Leon	1 Well	Redbank Twp., Clarion County	D. Kennemuth Assigned to D. K. Gas, Inc. Assigned to T.K.I. reserving to D. K. Gas, Inc. any well with 500 ft. radius	101 Acres	3-4-1984 12-2- 1985 11-1- 1997	293, page 994 314, page 165 481, page 113	Map:25-03.0-130	Empire Energy E & P LLC
77	YEANEY, Annabel	1 Well	Beaver Twp., Jefferson County	Peoples - reserving to Peoples a 1/32 overriding royalty Assigned to Snyder Bros. Assigned to D. K. Gas, inc.		6-13- 1929 6-2-1995 6-12- 1996	190, page 143 69, page 445	Map:	Empire Energy E & P LLC - 100% 1/32 overriding royalty to CNG Producing Corp-

	Lessor of Lease	Number of Active Wells	Location of Wells	Lessee of Lease	Surface Area of Leased Tract	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
78	YEANEY, W.W.	1 Well	Redbank Twp., Clarion County	D. K. Gas, Inc.	101.52 Acres	7-18- 1985	312, page 654	Map:25-03.0- 133	Empire Energy E & P LLC. 85% T.W.R. 15%
79	ZERBE, S.C.	7 Wells	Beaver Twp., Jefferson County	T.W.P. Assigned to D. K. Gas, Inc.	104 Acres	9-15- 1944 2-24- 1986	212, page 400 508, page 528	Map:	S. C. Zerbe Wells #1&2 Empire Energy E & P LLC - 100% S. C. Zerbe Wells 4, 5, 6 &7 Empire Energy E & P LLC .80 Kimmel Oil & Gas .10 Appalachian Well Service .10
80	SWLES, Theodore	1 Well	Limestone Twp., Clarion County	D. Kennemuth Assigned to D. K. Gas, Inc.	19 Acres	8-20- 1983 12-2- 1985	289, page 1017 314, page 165	Map:16-01.0- 38	Empire Energy E & P LLC .750 T.W.R. .250
81	SHERMAN , Dolores	2 Wells	Redbank Twp., Armstrong County	Texas Keystone Assigned to Keystone Energy		1-2-1998	2610, page 194 (recorded in Armstrong)	Map:	Empire Energy E & P LLC. .500 Keystone Energy .500

Exhibit “A”
Cambria County, Pennsylvania

Empire Energy E & P LLC
Wells, Leases, and Interests

	Lessor/Lessee	Well #	Well and Wellbore	Date of Lease	Lease Recorded at Deed/Record Book Volume	Tax Parcel Info.	Ownership of Working Interest
1	Bakerton Rod & Gun Club/ American Natural Resources	1 well	Bakerton Rod & Gun #6 API#37-021- 21033-00		2084, page 1066	Maps: 65-05-138, 65-05-139, & 65- 05-144	Empire Energy E & P LLC WI 75% NRI 60.9375%
2	Julianna F. Hauk/ American Natural Resources	1 well	Crimaldi # 3 API#37-021- 21032-00		2136, page 1102	Map: 65-05-137	Empire Energy E & P LLC WI 75% NRI 60.9375%
3	Helen Karpowicz/ American Natural Resources	1 well	Dindios # 2 API#37-021- 21010-00	02/23/05 & 09/08/05	2085, page 1388	Maps: 65-02-131, 65-02-134, 9-07-225, & 9-06-225	Empire Energy E & P LLC WI 75% NRI 60.9375%
4	Helen Karpowicz/ American Natural Resources	1 wells	Dindios # 6 API#37-021- 21012-00	02/23/05 & 09/08/05	2085, page 1388	Maps: 65-02-131, 65-02-134, 9-07- 225, & 9-06-225:	Empire Energy E & P LLC WI 75% NRI 60.9375%
5	David Gauntner/ American Natural Resources	1 well	Gauntner. API#37-021- 21014-00		2050, page 203	Map: 65-06-114.3 & 65-06-114.2	Empire Energy E & P LLC WI 75% NRI 60.9375%

Exhibit “A”
Wells and Interests

Well Name	WI	NRI	Class	Permit #	County	Acres	Well No.
Aaron, Mark #1	100.00%	87.50%	DK	37-031-00988	Limestone	20	1
Aaron, Mark #2	100.00%	87.50%	DK	37-031-22846	Limestone		2
Algoe, Thomas #1	100.00%	87.50%	DK	CLA-21637	Redbank	50	1
Aljoe, John #1	66.67%	58.34%	JV	37-031-23449	Redbank	86	1
Allshouse, Max #1	100.00%	87.50%	DK	37-065-23505	Beaver	44	1
Allshouse, Max #2	100.00%	87.50%	DK	37-065-24548	Beaver		2
Allshouse, Max #3	100.00%	87.50%	DK	37-065-24939	Beaver		3
Bish, O.E.	100.00%	87.50%	DK	37-031-00978	Redbank	20	1
Blotzer, Col. John W. #1	100.00%	87.50%	DK	37-031-00976	Redbank	109	1
Blotzer, Col. John W. #2	100.00%	87.50%	DK	37-031-22516	Redbank		3
Blotzer, Col. John W. #3	100.00%	87.50%	DK	37-031-22644	Redbank		3
Brocious, George #1	100.00%	87.50%	DK	CLA-21167	Redbank	7	1
Buffington, Dora #3	100.00%	87.50%	DK	37-031-00983	Redbank	85	3
Bums Herbert #1	100.00%	87.50%	DK	CLA-21285	Limestone	84	1
Carrier, H.E. #1	100.00%	87.50%	DK	37-065-23301R	Beaver	86	1
Carrier, H.E. #2	100.00%	87.50%	DK	37-065-23296R	Beaver		1
Cherico, L.J. Heirs #1	37.50%	32.81%	PT	37-031-22689	Redbank	104	1
Croyle, Mary #1	62.49%	54.68%	PT	37-031-22588	Redbank	175	1
Croyle, Mary #2	62.49%	54.68%	PT	37-031-22589	Redbank		2
Croyie, Mary #3	87.50%	76.56%	PT	37-031-22650	Redbank		3
Dinger, Billy #1	100.00%	87.50%	DK	37-031-22774	Redbank	14	1
Dinger, Billy #2	100.00%	87.50%	DK	37-031-22773	Redbank		2
Dinger, E.M. #1	100.00%	87.50%	DK	37-031-00982	Redbank	152	3
Dinger, Michael #1	100.00%	87.50%	DK	CLA-21121P	Redbank	189	1
Dinger, Michael #2	100.00%	87.50%	DK	37-031-00984	Redbank		2
Dinger, Michael #3	100.00%	87.50%	DK	37-065-23570	Beaver		3
Dinger, Michael #4	100.00%	87.50%	DK	37-031-22682	Redbank		4
Dinger, Michael #5	100.00%	87.50%	DK	37-031-22683	Redbank		5
Dinger, Michael #6	100.00%	87.50%	DK	37-065-24475	Beaver		6
Dougherty Bros. #1A	50.00%	43.75%	JV	37-005-25765	Redbank	45	1
Dougherty, V.R. #1	100.00%	87.50%	DK	37-005-26890	Redbank	151	1
Dougherty, V.R. #1 A/C	75.00%	65.63%	PT	37-031-22651	Redbank		2
Dougherty, V.R. #2 A/C	50.00%	43.75%	PT	37-005-24534	Redbank		3
Dougherty, V.R. #3 A/C	100.00%	87.50%	DK	37-005-24171	Redbank	103	1
Eaker, Barton #1	100.00%	87.50%	DK	37-031-00986	Limestone	13	1
Eaker, Barton #2	100.00%	87.50%	DK	37-031-00987	Limestone		2
Eshbaugh, G.W. #1	50.00%	43.75%	JV	37-031-23110	Redbank	40	1
Ferringer, Jeffrey #1	50.00%	43.75%	JV	37-031-23017	Redbank	5	1
Filson, Robert #1	25.00%	21.88%	PT	37-005-25060	Redbank	140	1
Fleming, Paul #1	37.50%	32.81%	PT	37-031-22671	Limestone	50	1
Greenawalt, Bernadette #1	100.00%	87.50%	DK	CLA-271	Redbank	52	1
Gruber Bros. #1	75.00%	65.63%	PT	37-031-20051R	Haw.Boro	116	1
Gruber Bros. #2	31.25%	27.34%	PT	37-031-22704	Haw.Boro		2
Gruber Bros. #3	25.00%	21.88%	PT	37-031-22705	Haw.Boro		3
Guthrie Sayers #1	25.00%	21.88%	PT	37-031-22701	Limestone	50	1
Hartman, M.D. #1	25.00%	21.88%	PT	37-005-25371	Redbank	50	1
Hartman, M.D. #2	66.67%	58.34%	JV	37-005-26396	Redbank		2
Hartman, M.D. #3	66.67%	58.34%	JV	37-005-26397	Redbank		3
Hetrick, Al. #1	100.00%	87.50%	DK	37-065-23270R	Beaver	35	1
Himes, S.Frank #1	100.00%	87.50%	DK	37-031-00977	Redbank	100	1
Huber, L.B. #1-106A	33.33%	29.16%	PT	37-065-23258R	Beaver		4
Huber, L.B. #1-140A	33.33%	29.16%	PT	37-065-23257R	Beaver	106	1
Huber, L.B. #2-106A	100.00%	87.50%	DK	37-065-01324	Beaver	140	1
Huber, LB. #2-140A	100.00%	87.50%	DK	37-065-01322	Beaver		2
Huber, L.B. #3-106A	87.50%	76.56%	PT	37-065-23277	Beaver		3
Huber, LB. #4-106A	75.00%	65.63%	PT	37-065-23278	Beaver		2
Jaworski, Stephen #1	37.50%	32.81%	PT	37-005-24971	Redbank		1
Jaworski, Stephen #2	37.50%	32.81%	PT	37-005-2498	Redbank		2

Well Name	WI	NRI	Class	Permit #	County	Acres	Well No.
Johns, Scott Jr. #1	25.00%	21.88%	PT	37-065-23920	Clover	106	1
Kennemuth Siverling,Scott #1	100.00%	87.50%	DK	37-031-23785	Redbank	100	1
Kennemuth, Darl (bish) #1	100.00%	87.50%	DK	CLA-21158R	Redbank	83	1
Kennemuth, Darl (bish) #2	100.00%	87.50%	DK	CLA-21620D	Redbank		2
Kennemuth, Darl (henneman) #1	100.00%	87.50%	DK	CLA-22429	Redbank	3	1
Kennemuth, Darl (siverling) #4	100.00%	87.50%	DK	CLA-20826	Redbank		4
Kennemuth, Darl (siverling) #5	100.00%	87.50%	DK	CLA-20827D	Redbank		5
Kennemuth, Dart (wray) #1	100.00%	87.50%	DK	CLA-74-R-2	Redbank	76	1
Kennemuth, Michael #2	66.70%	58.36%	JV	37-031-23460	Redbank
Lightner, W.E. #1	100.00%	87.50%	DK	37-065-23261R	Beaver	36	1
Lucas, Bernadette #2	100.00%	87.50%	DK	CLA-21038	Redbank		2
Lucas, Bernadette #3	100.00%	87.50%	DK	CLA-21039	Redbank		3
Lucas, Bernadette #4	100.00%	87.50%	DK	CLA-21040	Redbank		4
Lucas, Bernadette #5	100.00%	87.50%	DK	37-031-22859	Redbank		5
Lutheran Church Parsonage #1	100.00%	87.50%	DK	37-031-23453	Redbank	6	1

Exhibit “A”
Wells and Interests

Well Name	WI	NRI	Class	Permit #	County	Acres	Well No.
McCauley, C.A. #1	62.50%	54.69%	PT	37-031-22708	Haw.Boro	7	1
McCauley, Larry #1	37.50%	32.81%	PT	37-031-22692	Haw.Boro	24	1
McCauley, Lany #2	87.50%	76.56%	PT	37-031-22697	Haw.Boro		2
Megnin, Robert #1	100.00%	87.50%	DK	37-031-22863	Limestone	87	1
Miles/Pettruny #1	25.00%	21.88%	PT	37-031-22702	Limestone	5	1
Miller, Charles B. #1	50.00%	43.75%	PT	37-031-22688	Limestone	80	1
Miller, Charles B. #2	100.00%	87.50%	DK	37-031-22716	Limestone		2
Miller, Charles B. #3	100.00%	87.50%	DK	37-031-22717	Limestone		3
Miller, Kenneth #1	100.00%	87.50%	DK	37-031-00989	Limestone	48	1
Miller, Kenneth #2	66.67%	58.34%	PT	37-031-23450	Limestone		2
Miller, Lloyd #1	100.00%	87.50%	DK	37-031-22609	Redbank	102	1
Miller, Lois #1	25.00%	21.88%	PT	37-031-22738	Redbank	124	1
Miller, Walter #1	100.00%	87.50%	DK	37-031-00980R	Redbank	64	1
Miller, Walter #2	62.49%	54.68%	PT	37-031-22592	Redbank		2
Miller, Walter #3	50.00%	43.75%	PT	37-031-22737	Redbank		3
Miller, Walter #4	100.00%	87.50%	DK	37-031-22818	Redbank		4
Minick, Roy #1	100.00%	87.50%	DK	CLA-21234D	Redbank	35	1
Neiswonger, C.H. #1	66.67%	58.34%	JV	37-031-23444	Limestone	101	1
Neiswonger, C.H. #2	100.00%	87.50%	DK	37-031-22837	Limestone		2
Neiswonger, C.H. #3	100.00%	87.50%	DK	37-031-22984	Limestone		3
Neiswonger, C.H. #4	66.67%	58.34%	JV	37-031-23443	Redbank		4
Neiswonger, C.H. #5	100.00%	87.50%	JV	CLA-281	Limestone		5
Neiswonger, C.H. #6	66.67%	58.34%	JV	37-031-23455	Redbank		6
Nolf, Mad V. #1	37.50%	32.81%	PT	37-005-24879	Redbank	50	1
Nolf, Marl V. #2	50.00%	43.75%	PT	37-005-25372	Redbank		2
Nolf, Marl V. #2 CC	50.00%	43.75%	JV	37-031-22882	Redbank	100	2
Nolf, Marl V. #3	25.00%	21.88%	PT	37-005-25574	Redbank		3
Nolf, Marl V. #4	66.67%	58.34%	JV	37-005-26398	Redbank		4
Orr, Thomas #1	100.00%	87.50%	DK	CLA-21286	Redbank	8	1
Plyler, Faye B. #1	100.00%	87.50%	DK	37-065-01326	Beaver	84	1
Plyler, Faye B. #2	100.00%	87.50%	DK	37-065-01325	Beaver		2
Plyler, Faye B. #3	100.00%	87.50%	DK	37-065-24107	Beaver		3
Ptyler, Faye B. #4	100.00%	87.50%	DK	37-065-24474	Beaver		4
Plyler, G.W. #1	100.00%	87.50%	DK	37-065-23260R	Beaver	40	1
Reinsel, Nicholas #1	100.00%	87.50%	DK	CLA-21819R	Redbank	114	1
Reynolds, Susanne #1	100.00%	87.50%	DK	031-23599	Clarion	63	1
Reynolds, Susanne #2	100.00%	87.50%	DK	031-23600	Clarion		2
Scotch, Mike #1	100.00%	87.50%	DK	37-031-00985	Redbank	220	1
Scotch, Mike #2	50.00%	43.75%	PT	37-031-22591	Redbank		2
Seeley, Charles #2	100.00%	87.50%	DK	37-065-24458	Ringgold	108	2
Sherman, Joe #1	100.00%	87.50%	JV	031-20635	Redbank		1
Sigworth, Kenneth #1	25.00%	21.88%	PT	37-005-25373	Redbank	91	1
Skyline Dairy #1-110A (Old)	100.00%	87.50%	DK
Skyline Dairy #1-76A	100.00%	87.50%	DK	37-065-24454	Ringgold	76	1
Skyline Dairy #2-110A	100.00%	87.50%	DK	37-065-24720	Ringgold	110	2
Smith, Alvin #1	100.00%	87.50%	DK	37-065-01320	Beaver		1
Smith, E.A. #1	100.00%	87.50%	DK	37-065-01321R	Beaver	100	1
Smith, E.A. #2	100.00%	87.50%	DK	37-065-23361	Beaver		2
Smith, E.A. #3	100.00%	87.50%	DK	37-065-23368	Beaver		3
Smith, E.A. #4	100.00%	87.50%	DK	37-065-23369	Beaver		4
Smith, H. Louraine #1	50.00%	43.75%	PT	37-031-22613	Redbank	175	1
Smith, H. Louraine #2	100.00%	87.50%	DK	37-031-22794	Redbank	2
Smith, H. Louraine #5	100.00%	87.50%	DK	031-23619	Redbank		5
Smith, H. Louraine #6	100.00%	87.50%	DK	031-23648	Redbank		6
Smith, H. Louraine #7	100.00%	87.50%	DK	031-23649	Redbank		7
Smith, Kenneth #1	50.00%	43.75%	PT	37-065-23200	Beaver	22	1
Smith, R. Wesley #1	56.25%	49.22%	PT	37-065-23656	Beaver	73	1
Smith, R. Wesley #2	25.00%	21.88%	PT	37-065-23812	Beaver		2

Well Name	WI	NRI	Class	Permit #	County	Acres	Well No.
Smith, R. Wesley #3	25.00%	21.88%	PT	37-065-23811	Beaver		3
Smith, Walker Smith Heirs #2	100.00%	87.50%	DK	37-065-23354R	Beaver	177	2
Smith, Walker Smith Heirs #3	100.00%	87.50%	DK	37-065-23355R	Beaver		3
Smith, Walker Smith Heirs #4	100.00%	87.50%	DK	37-065-01329	Beaver		4
Smith, Walker Smith Heirs #5	100.00%	87.50%	DK	37-065-01328	Beaver		5
Smith, Walker Smith Heirs #6	100.00%	87.50%	DK	37-065-24936	Beaver		6
Smith, Walker Smith Heim #7	100.00%	87.50%	DK	37-065-24937	Beaver		7
Smith, Walker Smith Heirs #8	100.00%	87.50%	DK	37-065-24936	Beaver		8
Smith, Wilbur Jr. #1	100.00%	87.50%	DK	37-031-22616	Redbank	100	1
Smith, Wilbur Jr. #2	100.00%	87.50%	DK	37-031-22759	Redbank		2
Spare, Gary #1	100.00%	87.50%	DK	37-065-23333	Beaver	133	1
Stahlman, Robert #1	100.00%	87.50%	DK	37-031-22614	Limestone	60	1
Stahlman, Robert #2	66.67%	58.34%	JV	37-031-23518	Limestone		2
Stahlman, Robert #3	100.00%	87.50%	DK	031-23642	Limestone		3
Thomas, S.E. #1	100.00%	87.50%	DK	37-065-01333	Beaver	32	1
Thomas, S.E. #2	80.00%	70.00%	JV	37-065-24355	Beaver		2
Troup, Edward #1	66.67%	58.34%	JV	37-031-23562	Haw.Boro	2	1
Willeiumier, Henry #1	100.00%	87.50%	DK	37-065-23562	Beaver	42	1
Willson, Edwin #1	100.00%	87.50%	DK	37-031-22608R	Limestone	50	1
Willson, Edwin #2	100.00%	87.50%	DK	37-031-22612	Limestone		2
Wolfgang, D.M. #1	100.00%	87.50%	DK	CLA-186-R	Redbank	124	1
Wolfgang, D.M. #2	100.00%	87.50%	DK	37-031-00979	Redbank		2
Wolfgang, Leon #1	100.00%	87.50%	DK	37-031-22506D	Redbank	101	1
Yeaney, Annabelle #1	100.00%	87.50%	DK	37-065-23979	Beaver		1
Yeaney, George Jr. #1	100.00%	87.50%	DK	37-031-22746	Redbank		1
Yeaney, George R. #1	50.00%	43.75%	PT	37-031-22593	Redbank		1
Yeaney, Woodrow #3	100.00%	87.50%	DK	37-065-23399	Beaver		3
Yeany, W.W. #1	85.00%	74.38%	JV	37-031-22559R	Redbank	101	1
Zerby, S.C. #1	100.00%	87.50%	DK	37-065-01331R	Beaver	104	1
Zerby, S.C. #2	100.00%	87.50%	DK	37-065-01332R	Beaver		2
Zerby, S.C. #4	80.00%	70.00%	JV	37-065-24353	Beaver		4
Zerby, S.C. #5	80.00%	70.00%	JV	37-065-24357	Beaver		5
Zerby, S.C. #6	80.00%	70.00%	JV	37-065-24358	Beaver		6
Zerby, S.C. #7	80.00%	70.00%	JV	37-065-24354	Beaver		7
Zwies, Theodore #1	100.00%	87.50%	DK	CLA-21 267	Limestone	19	1

Sherman, Delores #1 (**)	50.00%	43.75%	JV	37-005-25826	Redbank
Sherman, Delores #2 (**)	50.00%	43.75%	JV	37-005-25077	Redbank

 (**) Owned by Texas-Keystone but managed by DK Gas

 Puds

Exhibit “A”
Subject Contracts

 1.          Gas and Oil Purchasers:

a. Amendment to Gas Purchase Contract Number(s) 3065, 3162, 3235, 3357 and 33777, June 29, 2007, between The People’s Natural Gas Company (dba Dominion Peoples) and Empire Energy E&P, LLC
b. Columbia Gas Transmission Corporation Appalachian Receipt Meter Operator Designation, April 26, 2007, between Columbia Gas Transmission Corporation and Empire Energy E&P, LLC
c. National Fuel Gas Distribution Corporation Gas Production Report for Empire Energy E&P, March 2007
d. Term Purchase Gas Contract (20070041P) Exhibit A, March 26, 2007, between T&F Exploration, LP and Empire Energy E&P, LLC
e. Natural Gas Contract Confirmation Letter, March 22, 2007, between Appalachian Producer Services Corporation and Empire Energy E&P, LLC

 2.          Limited Partnership Agreement dated December 31, 1985 by and among D.K. Gas, Inc., as General Partner, and Mark Ochs, et al, as Limited Partners.

 3.          Joint Venture Drilling and Operating Agreement dated January 2, 2001, as amended in First Addendum to JV Drilling and Operating Agreement dated May 1, 2001, by and between DK Gas, Inc. and Appalachian Well Services, Inc.

 4.         Joint Venture Agreement dated November 30, 2005, as amended on June 5, 2007, by and between American Natural Resources LLC and Imperial One Limited.

 5.          Operating and Production Agreement dated November 5, 2005, by and between American Natural Resources LLC and Imperial One Limited.

 6.          Production Hedging Agreement dated February 19, 2007, by and between Imperial Resources, Inc., and American Natural Resources LLC.

 6.          Energy Swap Agreement dated January 10, 2008, by and between Empire Energy USA, LLC and Macquarie Bank Limited.

 7.          Certificate of Merger from DK Gas, Inc. to Empire Energy E & P, LLC, as the surviving entity dated December 6, 2006, under Pennsylvania Entity Number 598903.

 9.          D. K. Gas, Inc. Project Joint Venture Drilling and Operating Agreement dated January 1, 2000 between D. K. Gas, Inc. and Kimmel Oil and Gas, LP, et al.

 10.        Limited Partnership Agreement dated February 1, 1988 between D. K. Gas, Inc. and H. John Drayer, et al (Shuttle 6-11).

 11.        D. K. Gas, Inc. Patton Project Joint Venture Drilling and Operating Agreement dated January 1, 2000 between D. K. Gas, Inc. and Kimmel Oil and Gas, LP, et al.

 12.        D. K. Gas, Inc. Project Joint Venture Drilling and Operating Agreement dated January 2, 2001 between D. K. Gas, Inc. and Appalachian Well Services, Inc., et al.

 13.        Limited Partnership Agreement dated December 31, 1985 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 1).

 14.        Limited Partnership Agreement dated May 1, 1986 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 2).

 15.        Limited Partnership Agreement dated December 1, 1986 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 3).

 16.        Limited Partnership Agreement dated April 1, 1987 between D. K. Gas, Inc. and Ralph A. Kennemuth (Shuttle 4).

 17.        Limited Partnership Agreement dated April 1, 1987 between D. K. Gas, Inc. and Ralph A. Kennemuth, et al (Shuttle 5).

 18.        Partnership Agreement dated March 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 21).

 19.        Dissolution Agreement between D.K. Gas, Inc. (as General Partner) and Dixie Leasing Associates (as Limited Partners), dated March 1,1999 (Dissolution Agreement for Shuttle 12).

 20.        Limited Partnership Agreement dated October 14, 1992 between D. K. Gas, Inc. and Grant Doverspike (Shuttle 14).

 21.        Limited Partnership Agreement dated October 14, 1992 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 15).

 22.        Partnership Agreement dated December 1, 1992 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 16).

 23.        Partnership Agreement dated October 14, 1992 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 17).

 24.        Partnership Agreement dated December 1, 1992 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 18).

 25.        Partnership Agreement dated December 1, 1993 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 19).

 26.        Partnership Agreement dated December 1, 1993 between D. K. Gas, Inc. and Frank Hess (Shuttle 20).

 27.        Partnership Agreement dated December 1, 1995 between D. K. Gas, Inc. and Sugar Camp Club (Shuttle 32).

 28.        Partnership Agreement dated March 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 22).

 29.        Partnership Agreement dated March 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 23).

 30.        Partnership Agreement dated March 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 24).

 31.        Partnership Agreement dated October 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 25).

 32.        Partnership Agreement dated August 30, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 26).

 33.        Dissolution Agreement between D.K. Gas, Inc. (as Managing General Partner) and July L. Miller and Vivian McKay dated _________________(Dissolution Agreement for Shuttle 27).

 34.        Partnership Agreement dated November 1, 1994 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 28).

 35.        Partnership Agreement dated February 1, 1995 between D. K. Gas, Inc. and Mark Ochs, et al (Shuttle 29).

 36.        Dissolution Agreement between D.K. Gas, Inc. (as General Partner) and Dixie Leasing Associates (as Limited Partners), dated March 1, 1999 (Dissolution Agreement for Shuttle 30).

 37.        Partnership Agreement dated October 1, 1995 between D. K. Gas, Inc. and C. Brian Miller, et al (Shuttle 31)

DK Purchase - Rights of Ways

 Right of Way Files in DK Gas Inc., office

Ake, Eleanor Redbank Twp.	2-22-2001 Clarion County	555, page 1113 Map# 25-03.0-61

Barkaw, Alleane Redbank Twp.	11-5-1994 Clarion County	432, page 139 Map#

Bish, Jayson Redbank Twp.	10-25-2004 Clarion County	661, page 899 Map# 25-03.0-56

Bish Jayson Redbank Twp.	4-24-2002 Clarion County	587, page 717 Map# 25-03.0-149

Bish, Howard Redbank Twp.	3-22-2005 Clarion County	Map# 25-010-168

Bish, John Redbank Twp,	11-15-1995 Clarion County	447, page 826 Map# 25-010-30

Bish, Robert Redbank Twp.	3-11-1987 Clarion County	328, page 155 Map# 25-03-33

Caluman, Jack Redbank Twp.	11-5-1994 Clarion County	432, page 145 Map # 25-03-65

Brocious, Grant Redbank Twp.	11-10-1993 Clarion County	416, page 688 Map# 25-03-122

Brocious, Leah Redbank Twp.	10-1-1998 Clarion County	501, page 3 Map* 25-01-126

Boozer, Delores Redbank Twp.	9-8-1998 Clarion County	500, page 83 Map# 25-01-127

Clinton, Diane Limestone Twp.	1-14-1994 Clarion County	421, page 494 Map# 16-03-122

Connor, Roger Redbank Twp.	5-4-2001 Clarion County	555, page 1110 Map# 25-03-89

Himes, Lee Redbank Twp.	10-20-1998 Clarion County	361, page 219 Map# 25-03-35

Delp, Gary Redbank Twp.	12-11-1997 Armstrong County	1900, page 347 Map# 4f-46-107.2

Daugherty, James Redbank Twp.	8-25-1991 Clarion County	418, page 1027 Map# 25-03.0-172

Doverspike, Edwin Redbank Twp.	12-15-1984 Clarion County	308, page 543 Map# 25-02.0-142

Doverspike, Melvin Redbank Twp.	4-27-2000 Clarion County	(Not of record) Map# 25-010-125

Eshbaugh, Gerald Redbank Twp.	1-1-1995 Clarion County	471, page 81.6 Map g 25-03.081-3

Fierst, Glenn Redbank Twp.	11-5-1994 Clarion County	432, page 119 Map# 25-03.0-067

Gruver, David Redbank Twp.	5-8-2000 Armstrong County	2082, page 304 Map# 010.00-01.05

Harmon, Kenneth Redbank Twp,	10-1-1997 Clarion County	484, page 883 Map# 25-03.0-108

Harmon, Kenneth Redbank Twp.	11-5-1994 Clarion County	432, page 133 Map# 25-03.0-063

Hawthorne Fire Dept. Hawthorne Boro.	9-16-1994 Clarion County	446, page 490 Map# 11-01.0-122,124,155

Hawthorne R&G Club Redbank Twp.	10-6-2004 Clarion County	654, page 183 Map# 25-01.0-103

Heffner Bros. Hawthorne Boro.	10-4-2002 Clarion County	591, page 1108 Map# 1 1-01 0-203

Hetrick, Jerry Redbank Twp.	12-18-2001 Clarion County	574, page 946 Map# 25-03.0-092

Halliard, Frank Redbank Twp.	12-18-1986 Clarion County	325, page 254 Map# 25-02.0-133

Kemmer, Francis Redbank Twp.	12-17-1992 Clarion County	404, page 58 Map# 25-03.0-053

Kiehl, Clyde Redbank Twp.	11-5-1996 Clarion County	471, page 806 Map# 25-03.0-180

Kiehl, Willis Redbank Twp.	2-1-1995 Clarion County	441, page 180 Map # 25-03.0-155

Kirkpatrick, Mark Limestone Twp.	2-18-1987 Clarion County	Map# 16-01.0-025

Klepfer, Gary Redbank Twp.	1-1-1995 Clarion County	Map# 25-03.0 -114

Kucic, Jeffrey Limestone Twp.	2-16-2002 Clarion County	587, page 725 Map # 16-030-081-000

Kunselman, Steve Redbank Twp.	Clarion County	(Not of record)

Board of Supervisors Limestone Twp.	8-2-1984 Clarion County	307, page 565 Map#-16-01.0-025, 25-030-138

McGregor, William Redbank Twp.	4-28-1989 Clarion County	360, page 535 Map# 25-030-173,174

Miller, Lloyd Redbank Twp.	2-9-1988 Clarion County	342, page 807 Map# 25-03.0-013

Minick, Evelyn Redbank Twp.	10-17-2000 Armstrong County	2191, page 35 Parce1# 26 Map# 016

Minick, Larry Beaver Twp.	12-31-1988 Jefferson County	530, page 1039

Nolf, Madeline Redbank Twp.	2-12-1987 Clarion County	326, page 754 Map# 25-020-157

Nolf, Kenneth Redbank Twp.	3-3-1998 Clarion County	489, page 928 Map# 25-020-157

Nolf, Gary Redbank Twp.	3-12-1998 Clarion County	489, page 936 Map# 25-02.0-157-003

Ochs, W.J. Redbank Twp.	12-22-1986 Clarion County	324, page 733 Map# 25-020-158

Pastelwait, John Redbank Twp.	11-18-1988 Clarion County	353, page 228 Map# 25-030-081-001

Rapp, Terry Redbank Twp.	1-12-1990 Clarion County	363, page 983 Map# 25-03.0-136

Redbank Mills Redbank Twp.	5-19-1997 Armstrong County	1720, page 346 Map# 010-04

Redbank Supervisors Redbank Twp.	10-1-1985 Clarion County	312, page 665

R.B. Park Authority Redbank Twp.	12-14-1993 Clarion County	417, page 281 Map# 25-01.2-068

Robertson, R.B. Redbank Twp.	3-29-1984 Limestone County	293, page 199 Map# 25-030-138-000A

Shearer, Bernard Limestone Twp.	7-18-1997 Clarion County	474, page 67 Map# 16-01.0-039

Sherman, Delores Redbank Twp.	10-1-1997 Armstrong County	1900, page 343 Map# 016.00-01-11, 02

Sherman, Joe Redbank Twp.	12-18-1986 Clarion County	393, page 799 Map# 25-010-100

Sherman, Joe Redbank Twp.	12-18-191986 Clarion County	324, page 747 Map# 25-030-049

Shirey, Allen Redbank Twp.	4-25-1996 Clarion County	462, page 793 Map# 25-010-102

Shore, Roger Redbank Twp.	11-1-1989 Clarion County	(Not of record) Map# 25-030-040

Shumaker, Ashley Redbank Twp.	10-25-2004 Clarion County	661, page 897 Map# 25-030-040-001

Smith, Kenneth Beaver Twp.	7-1-1986 Jefferson County	510, page 1109 Map# 2-400-100A

Smith, Louraine Redbank Twp.	11-3-1985 Clarion County	309, page 831 Map# 25-03.0-021

Smith, Paul Beaver Twp.	2-17-2006 Jefferson County	380, page 481 Map# 2-400-104D

Smith, Ralph Redbank Twp.	1-30-1986 Clarion County	312, page 672 Map# 25-03.0-020

Yeaney, Woodrow Beaver Twp.	5-11-1993 Jefferson County	17, page 1143 Map# 02-440-100

Zion Lutheran Church Redbank Twp,	11-14-1986 Clarion County	323, page 645 Map# 25-030-127

Zion Lutheran Church Redbank Twp.	12-7-1987 Clarion County	343, page 207 Map# 25-030-127

Right of Way - Recorded - Not in DK Gas, Files

Randy, Bish Redbank Twp.	10-17-2000 Armstrong County	2191, page 32 Map#

Gruver, David Redbank Twp.	5-9-2000 Armstrong County	2082, page 304 Map#

Harmon, Tracy Beaver Twp.	1-11-1989 Jefferson County	535, page 373 Map# 02-440-100

Smith, Kenneth Beaver Twp.	7-1-1986 Jefferson County	510, page 1109 Map# 2-400-100A

Gruver, David Redbank Twp.	5-9-2000 Armstrong County	2082, page 304 Map#

T. W. Phillips,	3-11-1986 Jefferson County	508, page 690

T. W. Phillips,	3-13-1986 Clarion County	314, page 477

T. W. Phillips,	2-16-1993 Armstrong County	1276, page 8

Shaffer, Carl Redbank Twp.	Clarion County	305, page 786 Map# 24-03.0-169A

TERM Loan NOTE

US $50,000,000.00	January ___, 2008

FOR VALUE RECEIVED, the undersigned, Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy USA, LLC, a Delaware limited liability company and Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company (collectively, the “Borrowers”), jointly and severally promise to pay in accordance with the Credit Agreement referred to below, to the order of MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (the “Lender”), the principal sum of FIFTY MILLION DOLLARS AND NO/100 ($50,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest on the unpaid principal balance of this Term Note (this “Note”) from time to time outstanding at the rate per annum and the manner set forth in the Credit Agreement (herein defined); provided that in no event shall interest on this Note ever be charged, paid, taken or received at a rate greater than the Highest Lawful Rate. Interest shall be calculated on the unpaid principal balance of this Note from time to time outstanding from the date of each Loan of principal to the date of repayment in full of such Loan pursuant to the terms of the Credit Agreement. Additionally, in the event of prepayment of the principal balance of this Note in whole or in part, accrued interest on the principal portion prepaid shall also be due and payable at the time of prepayment. Accrued interest on any principal balance outstanding hereunder post-maturity (whether brought about by acceleration or otherwise) shall be due and payable on demand. The final maturity of this Note, unless demanded or accelerated earlier, shall be as set forth in the Credit Agreement, at which time all principal and accrued interest then unpaid shall be due and payable in full.

This Note is the “Term Loan Note” as referred to in, and is subject to and is entitled to the benefits of, that certain Senior First Lien Secured Credit Agreement dated ___________ ____, 2008 (as amended and restated from time to time, the “Credit Agreement”), by and among Borrowers and Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after default or maturity (regardless of how maturity is brought about), the Borrowers agree to pay all costs of collection, including reasonable attorneys’ fees.

________
Initials

It is the intention of the Borrowers and the Lender to comply with applicable state and federal usury laws now or hereafter enacted. Accordingly, and notwithstanding any provision to the contrary herein or in any Security Document or in any other document related thereto, in no event shall this Note, any Security Document or any other document related thereto require payment or permit the collection of interest in excess of the Highest Lawful Rate. If, for any reason whatsoever, the interest paid or received on this Note during its full term produces a rate which exceeds the Highest Lawful Rate, the holder of this Note shall refund to the Borrowers or, at the holder’s option, credit against the principal of this Note such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Highest Lawful Rate. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note, so that the interest rate is uniform throughout the full term of this Note.

The Borrowers hereby authorize the Lender to enter into Lender’s records the date and principal amount of each Loan, and the rate of interest payable thereon, which shall be binding on the Borrowers absent manifest error; provided that the failure of the Lender to make any such record entry shall not affect the obligation of the Borrowers to repay each Loan and to pay interest accrued thereon and other sums payable hereunder.

The Borrowers waive notice (including, but not limited to, notice of protest, notice of dishonor, notice of intent to accelerate and notice of acceleration) of presentment for payment and protest and any other notice of any kind except as specifically required by the Credit Agreement.

THE OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE TO BE PERFORMED IN THE STATE OF NEW YORK AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

[Signature appears on following page.]

________
Initials

Executed this _____ day of January, 2008.

Borrowers:

Empire Energy E&P, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

EMPIRE ENERGY USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

EMPIRE ENERGY DRILLING AND FIELD SERVICES, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

[Signature Page to Term Note]

REVOLVING Loan NOTE

US $50,000,000.00	January ___, 2008

On the dates hereinafter prescribed, for value received, Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy USA, LLC, a Delaware limited liability company and Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company (collectively, the “Borrowers”), jointly and severally promise to pay to the order of MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Lender”), the principal amount of FIFTY MILLION DOLLARS AND NO/100 ($50,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest on the unpaid principal balance of this Revolving Note (this “Note”) from time to time outstanding at the rate per annum and the manner set forth in the Credit Agreement (herein defined); provided that in no event shall interest on this Note ever be charged, paid, taken or received at a rate greater than the Highest Lawful Rate. Interest on the principal balance outstanding from time to time under this Note shall be calculated in accordance with the Credit Agreement and shall be due and payable as set forth in the Credit Agreement. Additionally, in the event of prepayment of the principal balance of this Note in whole or in part, accrued interest on the principal portion prepaid shall also be due and payable at the time of prepayment. Accrued interest on any principal balance outstanding hereunder post-maturity (whether brought about by acceleration or otherwise) shall be due and payable on demand. The final maturity of this Note, unless demanded or accelerated earlier, shall be as set forth in the Credit Agreement, at which time all principal and accrued interest then unpaid shall be due and payable in full.

All capitalized terms used herein, which are not defined herein, including, but not limited to, the terms Highest Lawful Rate and Security Documents shall be defined as set forth in that certain Senior First Lien Secured Credit Agreement dated ___________ ____, 2008 (as amended and restated from time to time, the “Credit Agreement”), by and among the Borrowers and Lender.

This Note is the “Revolving Loan Note” issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrowers in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each Loan and each payment made pursuant to this Note shall be reflected by notations made by the Lender on its records and the aggregate unpaid amounts of principal and interest reflected by the notations on the records of the Lender shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

________
Initials

This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence.

It is the intention of the Borrowers and the Lender to comply with applicable state and federal usury laws now or hereafter enacted. Accordingly, and notwithstanding any provision to the contrary herein or in any Security Document or in any other document related thereto, in no event shall this Note, any Security Document or any other document related thereto require payment or permit the collection of interest in excess of the Highest Lawful Rate. If, for any reason whatsoever, the interest paid or received on this Note during its full term produces a rate which exceeds the Highest Lawful Rate, the holder of this Note shall refund to the Borrowers or, at the holder’s option, credit against the principal of this Note such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Highest Lawful Rate. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note, so that the interest rate is uniform throughout the full term of this Note.

This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrowers (or by any other party) in favor of Lender, or any of its successors or assigns, including the Security Documents executed simultaneously herewith, those executed heretofore and those hereafter executed.

Except as may be expressly provided in the Credit Agreement, the Borrowers and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for Lender, in order to enforce payment of this Note by it, to first institute suit or exhaust its remedies against the Borrowers or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. Lender may transfer this Note, and the rights and privileges of Lender under this Note shall inure to the benefit of Lender’s representatives, successors or assigns.

THE OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE TO BE PERFORMED IN THE STATE OF NEW YORK AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

________
Initials

[Signature appears on following page.]

________
Initials

Executed this _____ day of January, 2008.

Borrowers:

Empire Energy E&P, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

EMPIRE ENERGY USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

EMPIRE ENERGY DRILLING AND FIELD SERVICES, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

[Signature Page to Revolving Note]

EXHIBIT c

FORM OF ADVANCE REQUEST

This Advance Request is submitted to Macquarie Bank Limited, a bank incorporated under the laws of Australia (“Lender”), by Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy USA, LLC, a Delaware limited liability company, and Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company, (collectively, the “Borrowers”), pursuant to the Senior First Lien Secured Credit Agreement dated ___________ ____, 2008 (as amended, the “Credit Agreement”), among the Borrowers and Lender. Capitalized terms used but not otherwise defined herein shall have the same meaning given them in the Credit Agreement. The Borrowers hereby request an Advance under the Credit Agreement in the amount set forth below:

1.	Amount of Advance requested, from:

	a.	Tranche A-1	$_____________

	b.	Tranche A-2	$_____________

	c.	Tranche B	$_____________

	d.	Tranche C	$_____________

	e.	Revolving Loan Commitment	$_____________

2.	Total principal amount currently outstanding (excluding this request) under:

	a.	Tranche A-1	$_____________

	b.	Tranche A-2	$_____________

	c.	Tranche B	$_____________

	d.	Tranche C	$_____________

	e.	Revolving Loan Commitment	$_____________

3.	Availability remaining (excluding this request) under the portion of the applicable Tranche from which this Advance is requested (Lines 3.a through 3.d must be greater than Lines 1.a through 1.d):

	a.	Tranche A-1	$_____________

	b.	Tranche A-2	$_____________

	c.	Tranche B	$_____________

d.	Tranche C	$_____________

4.	Availability remaining (excluding this request) under the portion of the Revolving Loan Commitment from which this Advance is requested (Line 4 must be greater than Line 1.e):			$_____________

5.	Requested Funding Date: _________________ __, 200___

6.	Interest Period (circle one):

	30 days	60 days	90 days

7.	Contract Rate:	LIBOR _____	PRIME _____

8.	Borrowers hereby warrant and represent to Lender that the following statements are true and correct as of the date of this Advance Request:

a.	Each of the documents previously delivered to Lender pursuant to Sections 9.2, through 9.3 of the Credit Agreement, as applicable, are in full force and effect and have not been terminated, amended or modified;

b.	All representations and warranties of the Borrowers under the Credit Agreement and in the Security Documents including, but not limited to, those made in Article IV of the Credit Agreement, are true, complete and correct in all material respects;

c.	Except as set forth in Exhibit A, attached hereto, there is and, after giving effect to the requested Advance, there will be no Default or any event which with notice or the passage of time would become an Event of Default under the Credit Agreement or any of the Security Documents;

d.	Attached to this Advance Request as Exhibit B are all approved AFEs, invoices and other supporting documentation evidencing the amount to be paid out of the Advance, including an updated AFE showing on a line-item basis the amounts drawn to date (including the amount to be paid out of the requested Advance);

e.	The sum of (i) the principal amount outstanding under the Tranche A-1 Term Loan plus (ii) the amount of the Advance requested hereunder, does not exceed the Tranche A-1 Term Loan Commitment; and

f.	The sum of (i) the principal amount outstanding under the Tranche A-2 Term Loan plus (ii) the amount of the Advance requested hereunder, does not exceed the Tranche A-2 Term Loan Commitment; and

g.	The sum of (i) the principal amount outstanding under the Tranche B Term Loan plus (ii) the amount of the Advance requested hereunder, does not exceed the Tranche B Term Loan Commitment;

h.	The sum of (i) the principal amount outstanding under the Tranche C Term Loan plus (ii) the amount of the Advance requested hereunder, does not exceed the Tranche C Term Loan Commitment;

i.	The sum of (i) the principal amount outstanding under the Revolving Loan Commitment plus (ii) the amount of the Advance requested hereunder, does not exceed the Revolving Loan Commitment; and

j.	The Amount of the Advance requested exceeds a minimum amount of two hundred fifty thousand dollars ($250,000), except to the extent a lesser amount remains available under the Revolving Loan Commitment or the particular Tranche from which this Advance is requested.

k.	The Advance is being made to an account set forth in Schedule 4.42 of the Credit Agreement unless otherwise agreed in writing by Lender.

Each of the undersigned certifies that he is a duly elected, qualified and acting officer of each Borrower, and that as such he is authorized to execute this certificate on behalf of Borrowers. The undersigned further certify, represent and warrant on behalf of Borrowers that Borrowers are entitled to receive the requested borrowing under the terms and conditions of the Credit Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

EXECUTED this _____ day of ______, 200__.

BORROWERS:

EMPIRE ENERGY E&P LLC
a Pennsylvania limited liability company

By:
Name:
Title:

Empire Energy USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

Exhibit A to the Advance Request

dated _______ __, 200__

Defaults; Events of Default

Exhibit B to the Advance Request

dated _______ __, 200__

Supporting Documentation

Exhibit D Area of Mutual Interest

Exhibit “D”

to

Credit Agreement

Area of Mutual Interest

The Area of Mutual Interest between Borrower and Lender will encompass the entirety of the following Pennsylvania Counties:

1.	Clarion
2.	Armstrong
3.	Jefferson
4.	Indiana
5.	Cambria
6.	Clearfield

The attached cross-hatched map depicts the Area of Mutual Interest.

Exhibit “D”

to

Credit Agreement

Area of Mutual Interest

Pennsylvania

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement (the “Agreement”), dated as of ____________ ___, 2008, is by and among Macquarie Bank Limited, a bank incorporated under the laws of Australia, with an address at Level 15, 1 Martin Place, Sydney, New South Wales 2000, Australia (“Secured Party”); [INSERT BORROWER NAME], a _____________ limited liability company, with an address at __________________________ (“Borrower”); and S&T BANK, a Pennsylvania state-chartered bank with an address at 800 Philadelphia Street, Indiana, Pennsylvania 15701 (“Bank”).

Background

Borrower has granted Secured Party a security interest in one or more deposit accounts maintained by Bank for Borrower. The parties are entering into this agreement to perfect Secured Party’s security interest in those accounts.

Agreements

In consideration of the terms, covenants, provisions and conditions set forth in this Agreement, Secured Party, Borrower and Bank agree as follows:

1.           The Account. Bank maintains the following deposit account for Borrower: account numbered [________], titled “[BORROWER NAME]” (as any such account may be renumbered or retitled, the “Account”). All parties agree that the Account is a “deposit account” within the meaning of Chapter 9 of the Uniform Commercial Code of the State of New York (the “UCC”).

2.           Control.

(a)          Bank will comply with instructions originated by Secured Party directing disposition of the funds in the Account without further consent by Borrower. Bank shall comply with instructions directing the disposition of funds in the Account originated by Borrower or its authorized representatives until such time as Secured Party delivers a written notice to Bank that Secured Party is thereby exercising exclusive control over the Account. Such notice is referred to herein as the “Notice of Exclusive Control.” After Bank receives a Notice of Exclusive Control and has had reasonable opportunity to comply, it will cease complying with instructions concerning the Account or funds on deposit therein originated by Borrower or its representatives.

(b)          Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of Secured Party and Borrower.

3.           Subordination of Bank’s Security Interest. Bank hereby subordinates all security interests, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any funds in the Account, other than in connection with the payment of Bank’s customary fees and charges pursuant to its agreement with Borrower and for the reversal of provisional credits.

1

4.           Statements, Confirmations and Notices of Adverse Claims. After receipt of a Notice of Exclusive Control, Bank will send copies of all statements concerning the Account to each of Borrower and Secured Party at the address set forth in the heading of this Agreement. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any funds credited thereto, Bank will make reasonable efforts promptly to notify Secured Party and Borrower thereof.

5.           Bank’s Responsibility.

(a)          Except for acting on Borrower’s instructions in violation of Section 2 above, Bank shall have no responsibility or liability to Secured Party for complying with instructions concerning the Account from Borrower or Borrower’s authorized representatives which are received by Bank before Bank receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. Bank shall have no responsibility or liability to Borrower for complying with instructions concerning the Account originated by Secured Party following receipt of a Notice of Exclusive Control, and shall have no responsibility to investigate the appropriateness of any such instruction or Notice of Exclusive Control, even if Borrower notifies Bank that Secured Party is not legally entitled to originate any such instruction or Notice of Exclusive Control.

(b)          Bank is expressly authorized to comply with and obey any orders, judgments or decrees of any court with respect to the Account or any matter relating to this Agreement. In the event Bank obeys or complies with any such order, judgment or decree of any court, Bank shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(c)          Notwithstanding anything to the contrary contained in this Agreement

(i) Bank will not be liable to Borrower or Secured Party for any expense, claim, loss, damage or cost ("Damages") arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting gross negligence or intentional misconduct;

(ii)         In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits;

(iii)        Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (1) such failure or delay is caused by circumstances beyond Bank's reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of the Secured Party or Borrower, or (2) such failure or delay resulted from Bank's reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority; and

2

(iv)        Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

(d)          Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

(f)          Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Account or any check and shall not be in violation of this Agreement for so doing.

6.           Indemnity. BORROWER AND SECURED PARTY HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS BANK, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, LIABILITIES, LAWSUITS, DEMANDS AND DAMAGES, INCLUDING WITHOUT LIMITATION, ANY AND ALL COURT COSTS AND REASONABLE ATTORNEY’S FEES, IN ANY WAY RELATED TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTION TAKEN OR NOT TAKEN PURSUANT HERETO, EXCEPT TO THE EXTENT CAUSED BY BANK’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BANK’S BREACH OF ANY OF THE PROVISIONS HEREOF.

7.           Customer Agreement. In the event of a conflict between this Agreement and any other agreement between Bank and Borrower relating to the Account, the terms of this Agreement will prevail; provided, however, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Bank and Borrower pursuant to a separate agreement.

8.           Termination. Unless earlier terminated by Bank pursuant to this section, this Agreement shall continue in effect until Secured Party has notified Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such notice the obligations of Bank hereunder with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Secured Party shall have no further right to originate instructions concerning the Account and any previous Notice of Exclusive Control delivered by Secured Party shall be deemed to be of no further force and effect. Bank reserves the right, unilaterally, to terminate this Agreement, such termination to be effective ten (10) business days after written notice thereof is given to Borrower and Secured Party.

3

9.           Complete Agreement; Amendments. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 7 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter. No amendment, modification or (except as otherwise specified in Section 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 12 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

10.          Governing Law. This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania. The parties agree that Pennsylvania is the “bank’s jurisdiction” for purposes of the UCC.

11.          Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

12.          Successors and Assigns. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be assigned by Secured Party to any successor of Secured Party under its security agreement with Borrower, provided that written notice thereof is given by Secured Party to Bank.

13.          Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

If to Secured Party, to:

Macquarie Bank Limited

Houston Representative Office

333 Clay Street, Suite 4550

Houston, Texas 77002

Attention: Michael Sextro

Telecopy: (713) 986-3607

If to Borrower, to:

4

Attention:
Telecopy:

If to Bank, to:

S&T Bank

800 Philadelphia Street

Indiana, Pennsylvania 15701

Attention: Commercial Loan Dept.

Telecopy: (724) 465-4461

Attention: Mr. Richard C. Black

Telecopy: (724) 465-4461

With copy to:

Papernick & Gefsky, LLC

One Oxford Centre , 34th Floor

301 Grant Street

Pittsburgh, PA 15219

Attention: Stephen M. Papernick, Esq.

Telecopy: (412) 765-3319

Any party may change its address for notices in the manner set forth above.

14.          Jury Waiver. EACH OF THE PARTIES WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

15.          Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the _____, 2008.

Borrower:
[______________________] LLC,
a _________________ limited liability company

By:
Name:
Title:

Lender:

Macquarie Bank Limited,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Bank:

S&T Bank, a Pennsylvania state-chartered bank

By:
Name:
Title:

6

EXHIBIT E

Form of Property Operating Statement

[schedules and supporting information to be attached]

Empire Energy E&P, LLC, Empire Energy USA, LLC and Empire Drilling and Field Services, LLC

Property Operating Statement delivered [_____________, 2008]

Net Operating Cash Flow

Production Month: [December, 2007]

I,________________________the______________________of ___________________________, the _________________of Empire Energy E&P, LLC, Empire Energy USA, LLC & Empire Drilling and Field Services, LLC (the “Companies”) hereby certify that: (a) all of the information set forth herein and in all exhibits, attachments and/or schedules attached hereto, all of which are incorporated herein by reference (collectively referred to herein as this “Statement”) is true, correct and complete to the best of my knowledge, and (b) I have made a diligent effort to ensure that all facts relevant to the matters certified herein are known to me, by establishing and maintaining relevant records and procedures within the Companies, and by making such inquiries as I have deemed necessary, each month, of various officers, employees and/or consultants of the Companies. Additionally, I further certify that no Default exists under any provision of the Senior First Lien Secured Credit Agreement dated ________________, 2008 (the "Credit Agreement") among the Companies, as Borrowers, and Macaquarie Bank Limited ("Lender") or any of the other Loan Documents (as defined in the Credit Agreement). For purposes of this Statement, the term “Production Month” means the calendar month of _______________.

1. PRODUCTION SUMMARY. The Hydrocarbons produced from the Properties during the Production Month, and attributable to the Companies' undivided Working Interest constituting each Property (inclusive of royalty interests and overriding royalty interests) is as follows:

	Current Period			Prior Period			Total
Product	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold
Crude Oil (Bbls)							-	-	-
Natural Gas (Mmcf)							-	-	-

2. REVENUE SUMMARY. The proceeds received by the Companies with respect to Hydrocarbons produced during the Production Month and attributable to the Companies' undivided Working Interest in each Property is as follows:

	Current Period	Prior Period	Total
Product	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received
Crude Oil (Bbls)			-
Natural Gas (Mmcf)	-		-
Total $	-	-	-	(A)

3. OTHER REVENUE. Other revenue per the Net Operating Cash Flow definition (excluding Hedge Receipts):

	Current Period	Prior Period	Total
Source	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received
-
-
Total $	-	-	-	(B)

4. HEDGE RECEIPTS. The Companies' total Hedge Receipts due, calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(C)

5. HEDGE PAYABLES. The Companies' total Hedge Payables incurred, calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(D)

6.  SUBSEQUENT RECEIPTS APPLICABLE TO PERIODS COVERED BY PRIOR STATEMENTS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate receipts of the type covered by items 2 or 3 of prior Statements, but omitted therefrom and subsequently received by the Companies

	Current Period	Prior Period	Total
$			-	(E)

7. UNREIMBURSED DEDUCTIONS FROM GROSS RECEIPTS FROM PRIOR PERIODS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate reimbursable items of the type covered by items 8 or 9 or 10 of prior Statements, but omitted therefrom and subsequently incurred by the Companies

	Current Period	Prior Period	Total
$			-	(F)

8.  MONTHLY LEASE OPERATING EXPENSE SUMMARY. Lease operating expenses incurred with respect to the Properties during the Production Month and attributable to the Companies' undivided Working Interest constituting each Property is as follows:

	Current Period			Prior Period			Total
	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense
Total $			-			-	-	-	-	(G)

9. THIRD PARTY INTERESTS. The proceeds from the sale or other disposition of Hydrocarbons received by or on behalf of the Companies that are owned by and payable to third parties with respect to royalties or overriding royalties in the Leases comprising the Properties calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(H)

10. Taxes. Ad valorem and severance taxes paid in cash by the Companies (and not previously reported )

	Current Period	Prior Period	Total
$			-	(I)

11. General and Administrative Expense Allowance

	Current Period	Prior Period	Total
$				(J)

12. Other Lendor Approved Expenses

	Other	AFE #	Workover	Total
$				-
$				-
Total $	-	-		-	(K)

13. NET Operating Cash Flow = A+B+C-D+E-F-G-H-I-J-K

Total
$-	-	-

14. Interest payable for the reporting month, [January 31, 2008], is	$

15. Principal Reduction is	$

16. Total Eligible Disbursement for Direct Operating Expenses per Section 2.9(b) of Credit Agreement is

Total Expenses	Less Revenue Received	Total Due
$-		-

17. Adjusted Present Value Ratio based on Reserve Report Dated	is

18. Current Ratio	is

19. Interest Coverage Ratio	is

Attached hereto as Exhibit ____ is a list of all payments made by each Company to any Person (other than Lender) during the production month, ____________________, and indicating whether the payment was (i) for operating expenses of a type described in subsection (a) of the definition of “Net Operating Cash Flow,” or (ii) authorized under an AFE approved by Lender, as required per Section 5.1(b) of the Credit Agreement.

By:___________________________

Name:_________________________

Title:__________________________

Date:__________________________

EXHIBIT F

Form of Property Operating Statement

[schedules and supporting information to be attached]

Empire Energy E&P, LLC, Empire Energy USA, LLC and Empire Drilling and Field Services, LLC

Property Operating Statement delivered [_____________, 2008]

Net Operating Cash Flow

Production Month: [December, 2007]

I,________________________the______________________of ___________________________, the _________________of Empire Energy E&P, LLC, Empire Energy USA, LLC & Empire Drilling and Field Services, LLC (the “Companies”) hereby certify that: (a) all of the information set forth herein and in all exhibits, attachments and/or schedules attached hereto, all of which are incorporated herein by reference (collectively referred to herein as this “Statement”) is true, correct and complete to the best of my knowledge, and (b) I have made a diligent effort to ensure that all facts relevant to the matters certified herein are known to me, by establishing and maintaining relevant records and procedures within the Companies, and by making such inquiries as I have deemed necessary, each month, of various officers, employees and/or consultants of the Companies. Additionally, I further certify that no Default exists under any provision of the Senior First Lien Secured Credit Agreement dated ________________, 2008 (the "Credit Agreement") among the Companies, as Borrowers, and Macaquarie Bank Limited ("Lender") or any of the other Loan Documents (as defined in the Credit Agreement). For purposes of this Statement, the term “Production Month” means the calendar month of _______________.

1. PRODUCTION SUMMARY. The Hydrocarbons produced from the Properties during the Production Month, and attributable to the Companies' undivided Working Interest constituting each Property (inclusive of royalty interests and overriding royalty interests) is as follows:

	Current Period			Prior Period			Total
Product	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold
Crude Oil (Bbls)							-	-	-
Natural Gas (Mmcf)							-	-	-

2. REVENUE SUMMARY. The proceeds received by the Companies with respect to Hydrocarbons produced during the Production Month and attributable to the Companies' undivided Working Interest in each Property is as follows:

	Current Period	Prior Period	Total
Product	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received
Crude Oil (Bbls)			-
Natural Gas (Mmcf)	-		-
Total $	-	-	-	(A)

3. OTHER REVENUE. Other revenue per the Net Operating Cash Flow definition (excluding Hedge Receipts):

	Current Period	Prior Period	Total
Source	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received
-
-
Total $	-	-	-	(B)

4. HEDGE RECEIPTS. The Companies' total Hedge Receipts due, calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(C)

5. HEDGE PAYABLES. The Companies' total Hedge Payables incurred, calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(D)

6. SUBSEQUENT RECEIPTS APPLICABLE TO PERIODS COVERED BY PRIOR STATEMENTS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate receipts of the type covered by items 2 or 3 of prior Statements, but omitted therefrom and subsequently received by the Companies

	Current Period	Prior Period	Total
$			-	(E)

7. UNREIMBURSED DEDUCTIONS FROM GROSS RECEIPTS FROM PRIOR PERIODS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate reimbursable items of the type covered by items 8 or 9 or 10 of prior Statements, but omitted therefrom and subsequently incurred by the Companies

	Current Period	Prior Period	Total
$			-	(F)

8. MONTHLY LEASE OPERATING EXPENSE SUMMARY. Lease operating expenses incurred with respect to the Properties during the Production Month and attributable to the Companies' undivided Working Interest constituting each Property is as follows:

	Current Period			Prior Period			Total
	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense
Total $			-			-	-	-	-	(G)

9. THIRD PARTY INTERESTS. The proceeds from the sale or other disposition of Hydrocarbons received by or on behalf of the Companies that are owned by and payable to third parties with respect to royalties or overriding royalties in the Leases comprising the Properties calculated for the Production Month,

	Current Period	Prior Period	Total
$			-	(H)

10. Taxes. Ad valorem and severance taxes paid in cash by the Companies (and not previously reported )

	Current Period	Prior Period	Total
$			-	(I)

11. General and Administrative Expense Allowance

	Current Period	Prior Period	Total
$				(J)

12. Other Lendor Approved Expenses

	Other	AFE #	Workover	Total
$				-
$				-
Total $	-	-		-	(K)

13. NET Operating Cash Flow = A+B+C-D+E-F-G-H-I-J-K

Total
$-	-	-

14. Interest payable for the reporting month, [January 31, 2008], is	$

15. Principal Reduction is	$

16. Total Eligible Disbursement for Direct Operating Expenses per Section 2.9(b) of Credit Agreement is

Total Expenses	Less Revenue Received	Total Due
$-		-

17. Adjusted Present Value Ratio based on Reserve Report Dated	is

18. Current Ratio	is

19. Interest Coverage Ratio	is

Attached hereto as Exhibit ____ is a list of all payments made by each Company to any Person (other than Lender) during the production month, ____________________, and indicating whether the payment was (i) for operating expenses of a type described in subsection (a) of the definition of “Net Operating Cash Flow,” or (ii) authorized under an AFE approved by Lender, as required per Section 5.1(b) of the Credit Agreement.

By:___________________________

Name:_________________________

Title:__________________________

Date:__________________________

EXHIBIT G

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (as amended or modified, the “Subordination Agreement”) is by and among [ENTITY NAME], a [STATE] [ENTITY TYPE] (“Subordinated Creditor”), whose address is ____________________________, Empire Energy E&P, LLC, a Pennsylvania limited liability company, whose address is _________________________, Empire Energy USA, LLC, a Delaware limited liability company, whose address is _________________________, and Empire Drilling and Field Services, LLC, a Delaware limited liability company whose address is _________________________ (each, a “Borrower” and collectively, the “Borrowers”), and MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Lender”), with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia.

Background

1.          Borrowers and Lender are parties to the Senior First Lien Secured Credit Agreement dated as of _______________, 2008 (as amended, supplemented or modified from time to time, the “Credit Agreement”). Each Borrower’s obligations to Lender under the Credit Agreement are secured by a senior mortgage lien and first-priority security interest conveying all of the real and personal property of Borrowers.

2.          Lender’s obligations under the Credit Agreement are conditioned upon, among other things, the subordination of all obligations owed by Borrowers to the Subordinated Creditor to the obligations owed by Borrowers to Lender under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

3.          Capitalized terms not defined in this Subordination Agreement shall have the meanings set forth in the Credit Agreement.

Agreements

To comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Subordinated Creditor, Borrowers and Lender agree as follows:

Section 1. Subordination of Obligations and Priority. (a) The payment of and any liens or security interests securing payment of any and all Subordinated Debt (defined below) is expressly subordinated to the extent and in the manner set forth in this Subordination Agreement to the Senior Indebtedness (defined below) and the liens and security interests securing the Senior Indebtedness. The term “Subordinated Debt” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrowers to the Subordinated Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditor, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrowers to Subordinated Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrowers as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of Borrowers to the Subordinated Creditor arising out of any operating agreement or similar agreement between Subordinated Creditor and Borrowers.

The term “Senior Indebtedness” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrowers to Senior Creditor (as defined below) absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by Senior Creditor whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrowers to Senior Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrowers as principal, surety, endorser, guarantor, accommodation party or otherwise and including, without limitation, all Obligations (as defined in the Credit Agreement) owed by Borrowers to Senior Creditor under the Credit Agreement, the Swap Agreement and the other Loan Documents.

(b)          Priority. The agreements of Borrowers, Senior Creditor and Subordinated Creditor herein are applicable without regard to the date a loan or extension of credit is made to Borrowers. The term “Senior Creditor” includes Lender and Macquarie Bank Limited under the Swap Agreement.

Section 2. Restrictions on Subordinated Creditor. During such time as any Senior Indebtedness remains unpaid, Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); provided, however, nothing contained herein shall prevent Subordinated Creditor from (a) receiving any scheduled payment from Borrowers pursuant to the instruments set forth on Exhibit A (the “Subordinated Debt Instruments”) and (b) receiving payment from Borrowers for goods and services provided to Borrowers by Subordinated Creditor in the ordinary course of business within thirty (30) days of the date hereof or after the date hereof.

Section 3. Prohibition of All Payments Following Default and Notice. (a) If there shall occur and be continuing any Event of Default, then, unless and until such Event of Default shall have been cured, or unless and until the Senior Indebtedness shall be paid in full, the Subordinated Creditor will not ask for, sue for, take, demand, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any Subordinated Debt Instrument or any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

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(b)          In the event that Borrowers default under the Subordinated Debt prior to the full and final payment of the Senior Indebtedness, Borrowers shall provide Lender with notice of such default.

Section 4. Payments Cannot Create a Default. The Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any instrument or agreement evidencing, in connection with, as security for or providing for the issuance of any Senior Indebtedness or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute a default or an event of default under the Credit Agreement or any other Loan Document.

Section 5. Unauthorized Receipt of Payment by Subordinated Creditor. In the event the Subordinated Creditor shall receive any payment or distribution on account of the Subordinated Debt which Subordinated Creditor is not entitled to receive under this Subordination Agreement, Subordinated Creditor will hold any amount so received in trust for Senior Creditor and will promptly turn over such payment to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied against the Senior Indebtedness.

Section 6. Restrictions on Actions to Recover Subordinated Debt. The Subordinated Creditor will not commence any action or proceeding against Borrowers to recover all or any part of the Subordinated Debt or join with any other creditor, unless Senior Creditor shall also join, in bringing any proceedings against Borrowers under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Indebtedness shall have been paid in full.

Section 7. Insolvency or Bankruptcy by Borrowers. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrowers, the Subordinated Creditor will at Senior Creditor’s request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of Borrowers in respect of the Subordinated Debt and will hold in trust for Senior Creditor and pay over to Senior Creditor, in the form received (together with any necessary endorsement), to be applied on the Senior Indebtedness, any and all monies, dividends or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Senior Indebtedness shall be paid in full. In the event that the Subordinated Creditor shall fail to take any such action requested by Senior Creditor, Senior Creditor, may, as attorney in fact for the Subordinated Creditor take such action on behalf of the Subordinated Creditor, and the Subordinated Creditor hereby appoints Senior Creditor as attorney in fact for the Subordinated Creditor to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in Senior Creditor’s own name or in the name of the Subordinated Creditor as Senior Creditor may deem necessary or advisable for the enforcement of this Subordination Agreement, and the Subordinated Creditor will execute and deliver to Senior Creditor such other and further powers of attorney or other instruments as Senior Creditor may request in order to accomplish the foregoing.

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Section 8. Senior Creditor’s Rights. Senior Creditor may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor and without impairing or releasing any of Senior Creditor’s rights or any of the obligations of the Subordinated Creditor under this Subordination Agreement:

(a)          change the amount of the Senior Indebtedness, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Senior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Senior Indebtedness (including provisions restricting or further restricting payments of the Subordinated Debt);

(b)          sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Senior Indebtedness in accordance with the applicable Loan Documents;

(c)          release anyone liable in any manner for payment or collection of the Senior Indebtedness;

(d)          exercise or refrain from exercising any rights against Borrowers or others (including the Subordinated Creditor); and

(e)          apply any sums received by Senior Creditor, by whomsoever paid and however realized, to payment of the Senior Indebtedness in such a manner as Senior Creditor, in its sole discretion, may deem appropriate.

Section 9. Documentation of Subordinated Debt. The Subordinated Creditor will:

(a)          cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt;

(b)          at Senior Creditor’s request, promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Indebtedness in favor of Senior Creditor in the manner and to the extent set forth in this Subordination Agreement;

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(c)          mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Senior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; and

(d)          cause all financial statements of the Subordinated Creditor hereafter prepared for delivery to any person to make specific reference to the provisions of this Subordination Agreement.

Section 10. Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered, to the applicable address, or facsimile number set out below or to such other address, or facsimile number, as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (a) actual receipt by the relevant party hereto and (b) (i) if delivered by hand or by courier, upon delivery; (ii) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (iii) if delivered by facsimile, when sent and the sender has received electronic confirmation of error free receipt. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

If to Subordinated Creditor:

Attention:
Telephone:
Facsimile:
E-Mail:

With a copy to:

Attention:
Telephone:
Facsimile:
E-Mail:

If to Lender:	Macquarie Bank Limited
Houston Representative Office
One Allen Center
500 Dallas Street, Suite 3100
Houston, Texas 77002
	Attention:	Michael Sextro
	Telephone:	713-275-6207
	Facsimile:	713-275-6222
	E-Mail:	michael.sextro@macquarie.com

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With a copy to:	Greenberg Traurig, LLP
1000 Louisiana, Suite 1800
Houston, Texas 77002
	Attention:	Douglas C. Atnipp
	Telephone:	713-374-3500
	Facsimile:	713-374-3505
	E-Mail:	atnippd@gtlaw.com

If to Borrowers:	Empire Energy E&P, LLC

Attention:
Telephone:
Facsimile:
E-Mail:

Empire Energy USA, LLC

Attention:
Telephone:
Facsimile:
E-Mail:

Attention:
Telephone:
Facsimile:
E-Mail:

With a copy to:	Empire Drilling and Field Services, LLC

Attention:
Telephone:
Facsimile:
E-Mail:

Section 11. Execution of Instruments. The Subordinated Creditor agrees to execute any and all other instruments necessary as required by Lender to subordinate the Subordinated Debt to the Senior Indebtedness as herein provided.

Section 12. Assignment by Subordinated Creditor. Subordinated Creditor will not assign or transfer to others any claim the Subordinated Creditor has or may have against Borrowers as long as any of the Senior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement.

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Section 13. Warranties and Representations. The Subordinated Creditor represents and warrants that (a) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any formation documents) to which Subordinated Creditor is now subject, (b) none of the Subordinated Debt is or will be subordinated to any other indebtedness of Borrowers other than the Senior Indebtedness unless otherwise agreed by Lender, (c) except for the Subordinated Debt evidenced by the Subordinated Debt Instruments, as of the date of this Agreement, Borrowers have no additional debt due and owing to Subordinated Creditors and (d) Exhibit B contains a listing of all liens filed by Subordinated Creditor relating to the Subordinated Debt.

Section 14. Waiver of Notice of Acceptance. Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of Lender being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it.

Section 15. Assignment by Lender. This Subordination Agreement may be assigned by Lender in connection with any assignment or transfer of the Senior Indebtedness.

Section 16. Governing Law. THIS SUBORDINATION AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

Section 17. Severability. If any provision (or portion of any provision) of this Subordination Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a final decision of any court of competent jurisdiction, the parties shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions will remain in full force and effect.

Section 18. Counterparts. This Subordination Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties be contained together on any one counterpart of this Subordination Agreement. Each counterpart will be deemed an original, but all counterparts taken together will constitute one and the same agreement.

Section 19. Entire Agreement; Amendment. THIS SUBORDINATION AGREEMENT REFLECTS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED BY THIS SUBORDINATION AGREEMENT AND CANNOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG ANY OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Subordination Agreement may be amended and the rights of any party under this Subordination Agreement may be waived only pursuant to a written agreement signed by each of the parties to this Subordination Agreement.

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[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

8

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of __________________, 2008.

SUBORDINATED CREDITOR:

[__________________________],
a ________________________________

By:
Name:
Title:

Signature Page to Subordination Agreement
[________________________]

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of __________________, 2008.

BORROWERS:

Empire Energy E&P, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

EMPIRE ENERGY USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

EMPIRE DRILLING AND FIELD SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Subordination Agreement
[________________________]

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of __________________, 2008.

LENDER:

Macquarie Bank Limited,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Subordination Agreement
[________________________]

EXHIBIT A

Subordinated Debt Instruments

[None.]

EXHIBIT B

Liens

[None.]

EXHIBIT H

Macquarie Bank Limited

Three Allen Center, Suite 4550

333 Clay Street

Houston, Texas 77002

___________ __, 20__

______________________

______________________

______________________

Re:	Notice of Assignment of Proceeds to Purchasers

Ladies and Gentlemen:

Pursuant to that certain Senior First Lien Secured Credit Agreement (as amended and restated, the “Credit Agreement”) dated ______________, 2008 among Macquarie Bank Limited (“Lender”) and Empire Energy E&P, LLC, Empire Energy USA, LLC, and Empire Drilling and Field Services, LLC (collectively, “Borrowers”), Borrowers have assigned to Lender all proceeds from the sale of production from or allocable to Borrowers’ interests in the properties (the “Mortgaged Properties”) identified on Exhibit A attached to the enclosed Amended and Restated Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production dated ___________ ___, 2008 (the “Mortgage”). Pursuant to the assignment of proceeds by Borrowers, you are hereby authorized and directed, effective immediately, to make all payments of amounts attributable to Borrowers’ interest in the Mortgaged Properties by wire transfer to:

Account:

Bank of New York

New York, NY 10004

ABA No.

Favour: Macquarie Bank Limited - OBU Sydney

A/C No.:

Chips UID:

Reference: Empire Energy E&P, LLC

If by check, checks should be made payable to Macquarie Bank and mailed to:

Macquarie Bank

PO Box 14107A

Newark, NJ 07198-0107

Reference: Empire Energy E&P, LLC

_______________________
_______________________

In consideration of your acceptance of this Notice of Assignment of Proceeds, Lender hereby ratifies, confirms, adopts and agrees to be bound by all previous sales contracts, division orders and transfer orders heretofore executed by Borrowers insofar as the same cover and relate to the interests described in the enclosed Mortgage. Lender hereby agrees to indemnify, save and hold you harmless from and against any and all claims, demands, actions, judgments, damages, liabilities, losses, costs, charges, recoveries and other expense of every nature and character which you at any time shall or may sustain by reason of the payments to Lender of proceeds of production as requested and authorized hereby; provided, however, the aggregate liability of Lender with respect to any warranty, representations, covenant or indemnification contained in this letter or any previous sales contracts, division orders or transfer orders shall be limited to an amount equal to the amounts disbursed by you to Lender hereunder.

This notice of assignment of proceeds is irrevocable and you should continue to remit such payments as set forth above until you receive other written instructions signed by an authorized officer of Lender.

Please signify your understanding and agreement to comply with the terms hereof by signing in the indicated space below and returning a copy of this letter to Macquarie Bank Limited, Three Allen Center, Suite 4550, 333 Clay Street, Houston, Texas 77002 with a copy to Mr. Jeffrey J. Nichols, Greenberg Traurig, LLP, 1000 Louisiana Street, Suite 1800, Houston, Texas 77002.

[SEE ATTACHED SIGNATURE PAGE]

_______________________
_______________________

Very truly yours,

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Empire Energy E&P, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

EMPIRE ENERGY USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

EMPIRE ENERGY DRILLING AND FIELD SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

_______________________
_______________________

Acknowledged and Agreed to this _____ day of _____________, 20__.

By:
Name:
Title:

Enclosure (Mortgage)

Exhibit I Aged Payables and Other Liabilities

5:44 PM	Empire Drilling & Field Services, LLC
A/P Aging Summary
02/20/08	As of January 31, 2008

	Current	1 – 30	31 – 60	61 – 90	>90	TOTAL

Adjust Entry	0.00	0.00	(5,733.00)	0.00	1,091.00	(4,642.00)
ANR, LLC	0.00	0.00	0.00	0.00	0.00	0.00
Auto Parts Service of NB, Inc.	329.59	0.00	0.00	0.00	0.00	329.59
Charles P Leach Agency, Inc.	600.00	0.00	0.00	0.00	0.00	600.00
Charles Tool & Supply	659.58	0.00	0.00	0.00	0.00	659.58
Commonwealth of PA	27.00	0.00	0.00	0.00	0.00	27.00
Empire Energy E&P, LLC	7,001.02	(29,911.04)	2,455.13	(46,633.19)	(163,488.98)	(230,577.06)
Environmental Service Laboratories Inc.	0.00	500.00	0.00	0.00	0.00	500.00
Heeter Lumber Company	18.39	0.00	0.00	0.00	0.00	18.39
Knox Auto Supply	1,116.76	0.00	0.00	0.00	0.00	1,116.76
Skinner Pontiac-Buick-GMC	196.12	0.00	0.00	0.00	0.00	196.12
Stockdale Mine Supply, Inc.	4,395.02	0.00	0.00	0.00	(83.52)	4,311.50
Sunrise Drilling Supply, Inc.	3,331.00	0.00	0.00	0.00	0.00	3,331.00
Valley National Gases, Inc.	140.45	0.00	0.00	0.00	0.00	140.45
W.G. Satterlee &Sons	11,078.49	0.00	0.00	0.00	0.00	11,078.49
WW Engine & Supply, Inc.	97.26	0.00	0.00	0.00	0.00	97.26
Zachert Motor Truck Sales, Inc.	0.00	92.92	0.00	0.00	0.00	92.92
TOTAL	28,990.68	(29,318.12)	(3,277.87)	(46,633.19)	(162,481.50)	(212,720.00)

4:32 PM	Empire Drilling & Field Services, LLC
Vendor Balance Summary
02/20/08	As of January 31, 2008

Jan 31, 08

Adjust Entry	(4,642.00)
Auto Parts Service of NB, Inc.	329.59
Charles P Leach Agency, Inc.	600.00
Charles Tool & Supply	659.58
Commonwealth of PA	27.00
Empire Energy E&P, LLC	(230,577.06)
Environmental Service Laboratories Inc.	500.00
Heeter Lumber Company	18.39
Knox Auto Supply	1,116.76
Skinner Pontiac-Buick-GMC	196.12
Stockdale Mine Supply, Inc.	4,311.50
Sunrise Drilling Supply, Inc.	3,331.00
Valley National Gases, Inc.	140.45
W.G. Satterlee &Sons	11,078.49
WW Engine & Supply, Inc.	97.26
Zachert Motor Truck Sales, Inc.	92.92
TOTAL	(212,720.00)

5:43 PM	Empire Drilling & Field Services, LLC
A/P Aging Summary
02/20/08	As of December 31, 2007

	Current	1 -30	31 – 60	61 – 90	>90	TOTAL
Adjust Entry	(5,733.00)	0.00	0.00	0.00	1,091.00	(4,642.00)
ANR, LLC	0.00	0.00	0.00	(5,546.74)	5,546.74	0.00
Auto Parts Service of NB, Inc.	28.28	0.00	0.00	0.00	0.00	28.28
Charles Tool & Supply	407.28	0.00	0.00	0.00	0.00	407.28
Commonwealth of PA	27.00	0.00	0.00	0.00	0.00	27.00
Company Corporation	0.00	215.00	0.00	0.00	0.00	215.00
Empire Energy E&P, LLC	5,810.53	1,168.13	(46,633.19)	(160,010.12)	(8,002.39)	(207,667.04)
Heeter Lumber Company	222.58	0.00	0.00	0.00	(1.18)	221.40
Knox Auto Supply	8.25	0.00	0.00	0.00	0.00	8.25
Maple Mountain Equipment	7,389.60	0.00	0.00	0.00	0.00	7,389.60
Stockdale Mine Supply, Inc.	0.00	0.00	0.00	(83.52)	0.00	(83.52)
TOTAL	8,160.52	1,383.13	(46,633.19)	(165,640.38)	(1,365.83)	(204,095.75)

5:39 PM	Empire Energy E & P, LLC
A/P Aging Summary
02/20/08	As of January 31, 2008

	Current	1 – 30	31 – 60	61 – 90	>90	TOTAL

ANR	3,674.18	0.00	0.00	0.00	0.00	3,674.18
Auto Parts Service of N.B., Inc.	0.00	0.00	0.00	0.00	(11.00)	(11.00)
B & C Meter, Inc.	280.00	0.00	0.00	0.00	0.00	280.00
Barber Auto Repair	719.37	0.00	0.00	0.00	0.00	719.37
Boyer, Allen C or Bernice	4,166.67	50,000.00	0.00	0.00	0.00	54,166.67
Columbia Gas of PA	199.35	0.00	0.00	0.00	0.00	199.35
Culligan	47.04	0.00	0.00	0.00	0.00	47.04
Empire Energy E & P, LLC	0.00	0.00	0.00	0.00	4,738.92	4,738.92
Gas Analytical Services, Inc.	170.50	0.00	0.00	0.00	0.00	170.50
Heeter Lumber Company	665.12	0.00	0.00	0.00	0.00	665.12
Imperial Resources LLC	500.00	750.46	0.00	10,887.36	16,021.34	28,159.16
J.J. Powell Fuel Management	4,627.88	0.00	0.00	0.00	0.00	4,627.88
K & L	2,354.50	7,006.76	0.00	0.00	0.00	9,361.26
Keystone Spring Service, Inc.	226.26	0.00	0.00	0.00	0.00	226.26
Knox Auto Supply, Inc.	148.66	0.00	0.00	0.00	0.00	148.66
McLeod, Bruce	4,166.67	50,000.00	0.00	0.00	0.00	54,166.67
Miller Supply of PA, Inc.	264.96	(36.58)	0.00	0.00	0.00	228.38
Paris Uniform Rental & Supply Company	32.35	0.00	0.00	0.00	0.00	32.35
Payables Adjusting Entry	0.00	0.00	(157,265.00)	43,380.09	115,094.69	1,209.78
Pennsylvania Brine Treatment	705.60	0.00	0.00	0.00	0.00	705.60
Ralph E Davis Associates, Inc.	5,912.09	15,885.73	0.00	0.00	0.00	21,797.82
RB Robertson Jr & Son Gas & Oil	0.00	0.00	0.00	0.00	(952.04)	(952.04)
Schneider Downs	12,929.00	0.00	0.00	0.00	0.00	12,929.00
Skinner Pontiac-Buick-GMC	70.27	0.00	0.00	0.00	0.00	70.27
Smith Tool & Supply	135.68	0.00	0.00	0.00	0.00	135.68
Terry’s Electronics, Inc.	68.01	0.00	0.00	0.00	0.00	68.01
United Electric Cooperative, Inc.	22.60	22.78	0.00	0.00	0.00	45.38
Veolia Environmental Services	0.00	50.44	0.00	0.00	0.00	50.44
Waller, Bill	4,166.67	50,000.00	0.00	0.00	0.00	54,166.67
Windstream	0.00	219.71	0.00	0.00	0.00	219.71
TOTAL	46,253.43	173,899.30	(157,265.00)	54,267.45	134,891.91	252,047.09

5:38 PM	Empire Energy E & P, LLC
A/P Aging Summary
02/20/08	As of December 31, 2007

	Current	1 – 30	31 – 60	61 – 90	>90	TOTAL
ANR	760.05	0.00	0.00	0.00	0.00	760.05
Auto Parts Service of N.B., Inc.	0.00	260.74	0.00	0.00	(11.00)	249.74
B & C Meter, Inc.	3,018.00	0.00	0.00	0.00	0.00	3,018.00
Boyer, Allen C or Bernice	50,000.00	0.00	0.00	0.00	0.00	50,000.00
Culligan	15.84	0.00	0.00	0.00	0.00	15.84
Empire Energy E & P, LLC	0.00	0.00	0.00	0.00	4,738.92	4,738.92
Forrest, Richard E	1,488.00	0.00	0.00	0.00	0.00	1,488.00
Gas Analytical Services, Inc.	170.50	0.00	0.00	0.00	0.00	170.50
Grange Lime & Stone	358.40	0.00	0.00	0.00	0.00	358.40
Heeter Lumber Company	512.65	0.00	0.00	0.00	0.00	512.65
Imperial Resources LLC	0.00	500.00	10,887.36	2,738.25	12,783.09	26,908.70
J.J. Powell Fuel Management	2,662.69	0.00	0.00	0.00	0.00	2,662.69
JAWCo Fire, Inc.	624.34	0.00	0.00	0.00	0.00	624.34
K & L	7,006.76	0.00	0.00	0.00	0.00	7,006.76
Keystone Spring Service, Inc.	27.00	0.00	0.00	0.00	0.00	27.00
Khoury, Phillip	3,000.00	0.00	0.00	0.00	0.00	3,000.00
Knox Auto Supply, Inc.	3.45	31.84	0.00	0.00	0.00	35.21
Lloyd-Smith Company	31.25	0.00	0.00	0.00	0.00	31.25
McLeod, Bruce	50,000.00	0.00	0.00	0.00	0.00	50,000.00
Miller Supply of PA, Inc.	1,160.61	0.00	0.00	0.00	0.00	1,160.61
Paris Uniform Rental & Supply Company	32.35	0.00	0.00	0.00	0.00	32.35
Payables Adjusting Entry	(157,265.00)	0.00	43,380.09	50,000.00	65,094.69	1,209.78
Ralph E Davis Associates, Inc.	15,885.73	0.00	0.00	0.00	0.00	15,885.73
RB Robertson Jr & Son Gas & Oil	0.00	0.00	0.00	0.00	(952.04)	(952.04)
Schneider Downs	1,606.00	0.00	0.00	0.00	0.00	1,606.00
Smith Tool & Supply	434.22	0.00	0.00	0.00	0.00	434.22
Tazgo Machine, Inc.	34.88	0.00	0.00	0.00	0.00	34.88
United Electric Cooperative, Inc.	23.61	25.97	0.00	0.00	0.00	49.58
Veolia Environmental Services	0.00	48.91	0.00	0.00	0.00	48.91
Vivio, John	0.00	618.00	0.00	0.00	0.00	618.00
W.G. Satterlee & Sons	756.16	0.00	0.00	0.00	0.00	756.16
Waller, Bill	50,000.00	0.00	0.00	0.00	0.00	50,000.00
Windstream	280.94	0.00	0.00	0.00	0.00	280.94
TOTAL	32,630.43	1,485.46	54,267.45	52,738.25	81,653.66	222,775.25

4:07 PM	Empire Energy E & P, LLC
Vendor Balance Summary
02/20/08	As of January 31, 2008

Jan 31, 08
ANR	3,674.18
Auto Parts Service of N.B., Inc.	(11.00)
B & C Meter, Inc.	280.00
Barber Auto Repair	719.37
Boyer, Allen C or Bernice	54,166.67
Columbia Gas of PA	199.35
Culligan	4704
Empire Energy E & P, LLC	4,738.92
Gas Analytical Services, Inc.	170.50
Heeter Lumber Company	665.12
Imperial Resources LLC	28,159.16
J.J. Powell Fuel Management	4,627.88
K & L	9,361.26
Keystone Spring Service, Inc.	226.26
Knox Auto Supply, Inc.	148.66
McLeod, Bruce	54,166.67
Miller Supply of PA, Inc.	228.38
Paris Uniform Rental & Supply Company	32.35
Payables Adjusting Entry	1,209.78
Pennsylvania Brine Treatment	705.60
Ralph E Davis Associates, Inc.	21,797.82
RB Robertson Jr & Son Gas & Oil	(952.04)
Schneider Downs	12,929.00
Skinner Pontiac-Buick-GMC	70.27
Smith Tool & Supply	135.68
Terry’s Electronics, Inc.	68.01
United Electric Cooperative, Inc.	45.38
Veolia Environmental Services	50.44
Waller, Bill	54,166.67
Windstream	219.71
TOTAL	252,047.09

EXHIBIT J

Approved Purchasers

1.           The People’s Natural Gas Company (d/b/a Dominion Peoples)

625 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3197

Attn: Ronald D. Walther

(Applicable Document—Amendment to Gas Purchase Contract Number(s) 3065, 3162, 3235, 3357 and 33777, June 29, 2007, between The People’s Natural Gas Company (dba Dominion Peoples) and Empire Energy E&P, LLC)

2.           Columbia Gas Transmission Corporation

P.O. Box 1273

Charleston, West Virginia 25325-1273

Attn: Jackie Sydnor, Customer Services—8th Floor

(Applicable Document: Columbia Gas Transmission Corporation Appalachian Receipt Meter Operator Designation, April 26, 2007, between Columbia Gas Transmission Corporation and Empire Energy E&P, LLC)

3.           National Fuel Gas Distribution Corporation

P.O. Box 2081

Erie, Pennsylvania 16512

Attn: Carl F. Bender, III—Gas Procurement

(Applicable Document: Gas Production Report for Empire Energy E&P, March 2007)

4.           T&F Exploration, LP

1700 North Highland Road

Suite 402

Upper St. Clair, PA 15241

Phone: (412)-854-5108

Fax: (412)-854-5331

Attn: Frank J. Ross

(Agreement: Term Purchase Gas Contract (20070041P) Exhibit A, March 26, 2007, between T&F Exploration, LP and Empire Energy E&P, LLC)

5.           Appalachian Producer Services Corporation

3244 Washington Road

Suite 215

McMurray, Pennsylvania 15317

Phone: (724)-969-1685

Attn: Paige Cipriani

(Agreement: Natural Gas Contract Confirmation Letter, March 22, 2007, between Appalachian Producer Services Corporation and Empire Energy E&P, LLC)

Exhibit K Terms and Conditions of Investment Business of MBL

MACQUARIE LONDON

TERMS AND CONDITIONS OF INVESTMENT BUSINESS

1.	REGULATION AND CLIENT CATEGORISATION	1
2.	APPLICATION AND SCOPE OF THESE TERMS	1
3.	OUR SERVICES	1
4.	THE MACQUARIE GROUP	1
5.	INSTRUCTIONS	2
6.	EXECUTION OF ORDERS	2
7.	OUR CHARGES	2
8.	AGGREGATION OF ORDERS	2
9.	YOUR MONEY	3
10.	CONTRACT NOTES AND STATEMENTS	3
11.	CUSTODY OF YOUR INVESTMENTS	3
12.	CONFLICT OF INTERESTS	3
13.	COMPLAINTS PROCEDURE	4
14.	CHANGES TO THESE TERMS OF BUSINESS	4
15.	TERMINATION	4
16.	DATA PROTECTION	4
17.	GOVERNING LAW	4

MACQUARIE BANK LIMITED Level

25, 1 Ropemaker Street, London,

EC2Y 9HD, United Kingdom

Telephone: +44 20 7065 2117

© Macquarie Bank Limited 2002

MACQUARIE

STANDARD TERMS AND CONDITIONS OF INVESTMENT BUSINESS
TERMS APPLICABLE TO CLIENTS

INTRODUCTION

The Metals and Energy Capital Division (“MEC”) has trading and financing operations located in multiple jurisdictions, including Australia and the United Kingdom. In order to undertake consistent and comprehensive Know-Your-Client checks, and to meet the regulatory obligations of each jurisdiction in which we operate, all MEC customers are categorised and cleared for business by Macquarie’s Compliance team based in London. To meet UK regulatory requirements, we are required to provide you with this document, which applies to any business conducted with any Macquarie entity resident in the UK referenced in section 1.1 below.

1.	REGULATION AND CLIENT CATEGORISATION

1.1	In these terms of business “Macquarie” means Macquarie Europe Limited, Macquarie Bank Limited (London Branch), and any other subsidiary or associated company from time to time of Macquarie Bank Limited which is resident in the United Kingdom. References to “we”, “us” and “our” are references to the Macquarie company which is providing services to, or is otherwise dealing with, you.

1.2	Macquarie Europe Limited and Macquarie Bank Limited (London Branch) are regulated by the Financial

Services Authority (the “FSA”).

1.3	For the purposes of the FSA rules, unless we have specifically notified you to the contrary in writing, we have categorised you as an Intermediate Customer. If we have notified you in writing that we have categorised you as a Private Customer, we will send you additional terms for Private Customers which will require your written acknowledgement.

2.	APPLICATION AND SCOPE OF THESE TERMS

2.1	These terms of business are legally binding and come into force immediately prior to you providing us with any instructions relating to the services in section 3. By providing instructions to us you agree that the services will be provided on the basis of these terms of business which replace any existing terms of business between you and us.

2.2	These terms of business may be supplemented by additional terms in respect of particular services, transactions or types of transaction that we carry out with or for you. Where there is any conflict between these terms of business and any such supplemental or additional terms, and in particular terms contained within any financing and/or hedging documentation that you negotiate and execute with MEC, the supplemental or additional terms shall prevail.

3.	OUR SERVICES

3.1	The Services we may provide are dealing and distribution services, the arrangement of deals, and general investment advisory services in the following investments, together with related research:

(a)	futures and contracts for differences on commodities, securities, interest rate and debt instruments, stock or other indices, currencies and base and precious metals;

(b)	spot and forward contracts on currencies, commodities, base and precious metals;

(c)	options to acquire or dispose of any of the instruments falling within any of the above categories and options on options;

(d)	investments which are similar or related to any of the foregoing.

3.2	We may also provide other services if agreed between us.

3.3	In respect of all the above, we may enter into transactions with you as principal or as your agent. If we act as principal, a statement to that effect will be included on the confirmation.

3.4	Subject to the foregoing, and unless agreed otherwise in writing, there are no restrictions on the markets or types of investment in which we may carry on business on your behalf.

4.	THE MACQUARIE GROUP

4.1	We may introduce you to our overseas branches and associated companies for the purpose of providing any services or effecting any transactions envisaged by these terms of business. You agree that we may, from time to time, act as agent for any such company. If we agree, you may also pass orders directly to such overseas branches and associated companies. Where you pass an order directly to an overseas branch or associated company or you otherwise have a direct relationship with any such branch or company, these terms of business will not apply to your relationship with that branch or company which will be governed by such other terms as may be provided by, or agreed with, the branch or company (if any). Such overseas branches and associated companies may not be regulated by the FSA and, as a result, you may not have the benefit of the protections granted by the FSA rules. The regulatory system, including compensation arrangements, applying to such overseas branches and associated companies may be different to that applicable in the UK.

5.	INSTRUCTIONS

5.1	We may rely and act on any instructions, notices or requests of any person who is, or whom we reasonably believe to be, a person designated or authorised by you to give such instructions, notices or requests (whether given in writing or by telex, telephone, computer-based systems or other media) but we will not be obliged to do so.

5.2	If we effect a transaction with or for you, this shall not be taken to mean that we recommend, or concur on the merits of, the transaction or that the transaction is suitable for you. If we provide advice to you such advice shall be express and may be given orally or in writing. We shall not be required to ensure that such advice takes into account any research or other recommendations we may have published from time to time. We shall not be obliged to provide you with copies of any published research or recommendations either at the same time as it is provided to associated companies or third parties or at all. We may, subject to the FSA rules, effect own account transactions at any time in investments which are or have been the subject of such advice and/or publications, or any related investments. No research shall constitute an offer by us or any associated company to buy or sell any investment.

5.3	For the avoidance of doubt, only you will be our customer. If you act on behalf of a principal, you agree that whether or not you identify the principal to us, that principal will not, unless we agree otherwise in writing, be our Customer under the rules of FSA. If you are authorised under the Financial Services and Markets Act 2000 you agree that you will comply at all times with all relevant rules of FSA and you will be responsible for and will have undertaken all necessary identification and verification checks for the purposes of complying with statutory and FSA money laundering requirements in respect of each principal for whom you act.

5.4	You confirm that we may use voice recording procedures in connection with receiving orders or instructions with or without the use of an automatic warning device. Our voice records shall be and remain our sole property and will, in the absence of manifest error, be conclusive evidence of the orders, instructions or conversations so recorded. The period for retention of such voice records shall be at our discretion.

6.	EXECUTION OF ORDERS

6.1	Unless agreed otherwise, we will not be obliged to provide best execution as defined by the FSA. Transactions and orders may be executed by us or passed to any associated company or intermediate broker for execution. Transactions are subject to:

(a)	the terms and conditions of any intermediate broker;

(b)	the customs and regulations of the relevant market, exchange and clearing house (“Market Rules”); and

(c)	any other terms covering any particular transaction under the rules of any market or exchange or agreed between you and us.

6.2	We may take or omit to take any action which we consider necessary or desirable in order to ensure compliance with any of the above or the rules of FSA. We shall not be liable for any loss suffered by you as a result of our taking or omitting to take any such action or as a result of the acts or omissions of any market, exchange or clearing house.

7.	OUR CHARGES

7.1	Our charges for the services described in these terms of business will be notified to you and may be amended by us from time to time. You will pay the charges prevailing at the time the services are provided. We may charge you a mark up or mark down on a transaction effected with you as principal, or a commission in transactions effected for you as agent.

7.2	We may share our charges with all or any of our associated companies or any third party.

8.	AGGREGATION OF ORDERS

8.1	We may combine your order with our own orders, orders of associated companies and persons connected with us and orders of other clients. Aggregation will only take place if we believe it is likely that the aggregation will not work to the disadvantage of each of the customers concerned. However, on occasions aggregation may result in your obtaining a less favourable price than if your order had been executed separately.

9.	YOUR MONEY

9.1	Where you are dealing with Macquarie Bank Limited, any money held in an account with it will not be treated as client money within the meaning of the FSA rules and we will not therefore be required to segregate such money, as that money will be held by us as banker and not as trustee.

9.2	Subject to the preceding paragraph and unless agreed otherwise, we will treat your money as client money and hold it in accordance with the client money rules of FSA. Any money we hold on your behalf may be held by Macquarie Bank Limited (an authorised deposit taking institution regulated by the Australian Prudential Regulatory Authority) which is part of the same group of companies as us, or any other approved bank (under FSA rules) we may reasonably select.

9.3	We may transfer your money to an overseas branch of Macquarie Bank Limited, deposit your money in an overseas approved bank or pass your money to an overseas intermediate broker, settlement agent or counterparty outside the United Kingdom. In such circumstances, the legal and regulatory regime applying to the overseas branch, approved bank, intermediate broker, settlement agent or counterparty will be different from that of the United Kingdom and, in the event of their failure, money may be treated in a different manner from that which would apply if the money was held by a bank, intermediate broker, settlement agent or counterparty in the United Kingdom.

9.4	Your money may be held or controlled by a third party, such as an exchange, a clearing house or an intermediate broker to enable transactions to be effected in accordance with your instructions or to meet your obligations to provide collateral for a transaction.

9.5	Interest will not be payable on money held unless otherwise agreed between you and us.

9.6	We may (but shall not in any circumstances be obliged to) convert any monies held for you into such other currency as we consider necessary or desirable to cover your obligations and liabilities in that currency at such rate of exchange as we shall select. We shall be entitled to charge and retain for our own account such administration fee for arranging such conversion as we may from time to time specify.

9.7	If, from time to time, there has been no movement on an account (notwithstanding payments of interest or similar amounts) for six years we may close the relevant account and retain the sums contained therein for our own benefit provided we have first taken reasonable steps to notify you and return the balance. We agree to make good any valid claim made by you in respect of any balance on an account closed in this way.

10.	CONTRACT NOTES AND STATEMENTS

10.1	We will promptly provide you with confirmation of all transactions carried out on your behalf unless confirmation is provided to you by a third party, for example by a broker through whom we deal. You agree that we may send confirmations, contract notes and other statements electronically and, subject to legal, regulatory and market requirements, we may send you a single confirmation or contract note in respect of a series of transactions unless agreed otherwise. In the absence of manifest error, all confirmations, contract notes and other statements which we send to you will be conclusive and binding on you unless you notify us in writing within 5 days of the date of the confirmation or statement that you disagree with its contents.

11.	CUSTODY OF YOUR INVESTMENTS

11.1	We will not be obliged to provide or arrange for any custody services in respect of your investments. All investments purchased through us and requiring registration will be registered in your name or as you may request, in the name of an eligible nominee or eligible custodian in accordance with FSA rules. We accept no liability for the negligence or other default of a third party nominee or custodian.

12.	CONFLICT OF INTERESTS

12.1	We, our associated companies or other persons connected with us may have an interest, relationship or arrangement that is material in relation to any advice provided or transaction effected under these terms of business or may otherwise have an interest or relationship which conflicts with your interests or our duties to you. You agree that we may transact business in circumstances where we have, or which give rise to, and may maintain, such an interest, relationship or arrangement without prior reference to you and retain all benefits received therefrom. In addition, we may provide advice and other services to third parties whose interests may be in conflict or competition with your interests. We, our associated companies and our or their employees may take positions opposite to you or may be in competition with you to acquire the same or a similar position. We will not deliberately favour any person over you but will not be responsible for any loss which may result from such competition.

12.2	Without limiting the generality of the foregoing, such conflicting interests or duties may arise because:

(a)	we may be dealing as principal or agent or be registered as a market maker in the investments that are the subject of a transaction or providing services to other persons with interests in or proposing to acquire such investments;

(b)	we may be a financial adviser or lending banker to the issuer of such investments;

(c)	we may be dealing as agent on your behalf with a person connected with us or conducting an “agency cross” by matching your order with the order of another party (who may be a person connected with us) or receive a commission or other payment from the counterparty or broker to any transaction which we carry out on your behalf;

(d)	a transaction may be in units in a unit trust or collective investment scheme of which a person connected with us is a manager or trustee or in investments where the issuer is a person connected with us or in investments in which we or a person or persons connected with us have undertaken or underwritten an issue within a period of 12 months before the date of the transaction;

(e)	a transaction may be in investments in respect of which we or a person or persons connected with us are contemporaneously trading or have traded on our own account or have either a long or short position;

(f)	we may have acted upon or used our, or their, published research recommendations (or the conclusions which they expressed or the research or analysis on which they are based) before the recommendations have been published to our (or their) customers;

(g)	we may deal with you as principal in a foreign exchange transaction.

12.3	You should also understand that we or persons connected with us may carry on corporate finance business for clients. In such circumstances you may receive or see an investment publication or other document communicated or approved by us, or containing invitations, offers, recommendations or advice from us, or persons with which we are associated, to the public or a class of persons in which you are included. However, you should not treat that as representing advice from us to you as a customer about suitability, or look to us to regard you as a customer, whether for the purpose of securing best execution or otherwise. Before entering into any commitment in such a case, you are recommended to seek specific advice on the merits and suitability of the proposed transaction.

13.	COMPLAINTS PROCEDURE

13.1	If you have any complaint against us please contact our Compliance Officer who will investigate your complaint.

14.	CHANGES TO THESE TERMS OF BUSINESS

14.1	We may amend these terms of business by sending you a written notice describing the relevant changes. Such changes will become effective on a date to be specified in the notice.

14.2	Any changes to these terms of business proposed by you will become effective only once they have been agreed by us in writing.

15.	TERMINATION

15.1	You are entitled to terminate these terms of business by giving immediate written notice to us, as we may by giving you immediate written notice. No penalty will become due from either you or us in respect of the termination of these terms of business. However, we may require you to pay charges for transferring any investments held for you. Termination of these terms of business will not affect any outstanding order or transaction or accrued charges under these terms of business or any legal rights or obligations which may already have arisen.

16.	DATA PROTECTION

16.1	We may use, store or otherwise process any personal information provided by you, your employees, agents or representatives. Such personal information may be processed by us for the purpose of administering these terms of business, providing services to you, or marketing financial services and products provided by us or third parties to you (“Permitted Purposes”). If you do not want personal information to be used for marketing purposes, please notify us. We may, for any Permitted Purpose, transfer or disclose personal information to any associated company of ours anywhere in the world, to any person acting on our behalf and to any person to whom we are permitted to delegate any of our functions under these terms of business (other than to the extent that you have indicated that you do not want your personal information to be used for marketing purposes). You agree to the processing and disclosure of personal information for the Permitted Purposes and agree to procure such consent from your employees, agent and representatives. You also agree that the Permitted Purposes may be amended to include other uses or disclosures of personal information by notice to you. You may request us to make available to you a copy of your personal information.

17.	GOVERNING LAW

17.1	These terms of business shall be governed by and construed in accordance with the laws of England and each party submits to the non-exclusive jurisdiction of the English Courts.

EXHIBIT K

FORM OF

AGREEMENT AND ACKNOWLEDGMENT

OF CONVERSION TO REVOLVING LOAN

THIS AGREEMENT AND ACKNOWLEDGEMENT OF CONVERSION TO REVOLVING LOAN (this “Agreement”) dated _________________, 20__ is among Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy, USA, LLC, a Delaware limited liability company and Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company (collectively, the “Borrowers”), and Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia (“Lender”).

Background

A.           Reference is made to that certain Senior First Lien Secured Credit Agreement, dated as of _______________, 2008 (as from time to time amended, the “Credit Agreement”), among the Borrowers and Lender. Other capitalized terms defined in the Credit Agreement but not defined herein have the same meanings as set forth in the Credit Agreement.

B.           In accordance with Section 2.17 of the Credit Agreement, Borrowers have requested that Lender convert all Tranche B Term Loans into Revolving Loans.

Agreement

For and in consideration of the financial accommodations made and to be made to Borrowers by Lender under this Agreement or otherwise and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrowers and Lender agree as follows:

1.           Subject to Section 2 below, on _________________, 20__, the Tranche B Term Loans are hereby converted into Revolving Loans. Calculation of the schedule of repayment of the Revolving Loans shall be made in accordance with redetermination of the Borrowing Base by Lender in accordance with Lender’s normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time, and may also take into consideration the financial condition, debt, and business of the Borrowers, Guarantors and their Subsidiaries.

2.           This Agreement is subject to the following conditions precedent:

(a)           The Borrowers have complied with all terms and conditions in the Credit Agreement, including all of the affirmative covenants as set forth in Article VI of the Credit Agreement and all of the negative covenants as set forth in Article VII of the Credit Agreement as of the date of this Agreement;

1

(b)          Each of the conditions precedent for Advances under the Tranche B Loans as set forth in the Credit Agreement has been satisfied or waived by Lender, including the Tranche B Test being greater than 1.5 to 1.0; and

(c)          Lender has determined (in its sole discretion) that, following a review of an independently generated engineering assessment in relation to the Properties, that the Borrowers have sufficient asset coverage to support commercially available revolving loans in addition to the Revolving Loan Commitment (that is, the collateral value of the Borrowers’ Proved Reserves would be sufficient to allow them to borrow on a revolving basis an amount equal to the outstanding principal balance of the Tranche B Term Loans as of the date of this Agreement or such other amount that is agreed to by Lender and Borrowers, from a bank or other financial institution on ordinary commercial terms).

3.           This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

4.          This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF this Agreement is executed as of _________________, 20__.

Borrowers:

Empire Energy E&P, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

Empire Energy USA, LLC, a Delaware limited liability company

By:
Name:
Title:

Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

3

IN WITNESS WHEREOF this Agreement is executed as of _________________, 20__.

lender:

Macquarie Bank Limited, bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

4

EXHIBIT M

Form of Intercreditor and Subordination Agreement

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (as amended or modified, the “Subordination Agreement”) is by and among MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Lender”) and IMPERIAL RESOURCES, LLC, a Delaware limited liability company (“Imperial Resources”), whose address is ___________________ COMMONWEALTH ENERGY ASSETS, LLC, a Delaware limited liability company (“Commonwealth”), whose address is __________________________, EMPIRE ENERGY E&P, LLC, a Pennsylvania limited liability company (“Empire E&P”), whose address is 17 Arentzen Boulevard, 203 Vista One Building, Charleroi, Pennsylvania 15022, EMPIRE ENERGY USA, LLC, a Delaware limited liability company (“Empire USA”), whose address is 17 Arentzen Boulevard, 203 Vista One Building, Charleroi, Pennsylvania 15022, EMPIRE DRILLING AND FIELD SERVICES, LLC, a Delaware limited liability company (“Empire Drilling”), whose address is 17 Arentzen Boulevard, 203 Vista One Building, Charleroi, Pennsylvania 15022 (each of Empire E&P, Empire USA and Empire Drilling shall be referred to herein collectively as the “Borrowers”), and each subsidiary of Empire Energy signatory hereto (each a “Borrower Subsidiary”). Imperial Resources, Commonwealth, the Borrowers and each Borrower Subsidiary shall be collectively referred to herein as the “Subordinated Creditors”.

Background

1.          Borrowers and Lender are parties to the Senior First Lien Secured Credit Agreement dated as of February 26, 2008 (as amended, supplemented or modified from time to time, the “Credit Agreement”). Each Borrower’s obligations to Lender under the Credit Agreement are secured by a senior mortgage lien and first-priority security interest conveying all of the real and personal property of Borrowers.

2.          Lender’s obligations under the Credit Agreement are conditioned upon, among other things, the subordination of all obligations owed by Borrowers to the Subordinated Creditors to the obligations owed by Borrowers to Lender under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

3.          Capitalized terms not defined in this Subordination Agreement shall have the meanings set forth in the Credit Agreement.

Agreements

To comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Subordinated Creditors, Borrowers and Lender agree as follows:

Section 1. Subordination of Obligations and Priority.  (a) The payment of and any liens or security interests securing payment of any and all Subordinated Debt (defined below) is expressly subordinated to the extent and in the manner set forth in this Subordination Agreement to the Senior Indebtedness (defined below) and the liens and security interests securing the Senior Indebtedness. The term “Subordinated Debt” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrowers to the Subordinated Creditors, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditors, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrowers to the Subordinated Creditors as a member of any partnership, syndicate, association or other group, and whether incurred by Borrowers as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of Borrowers to the Subordinated Creditors arising out of any operating agreement or similar agreements between Subordinated Creditors and Borrowers.

The term “Senior Indebtedness” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrowers to Senior Creditor (as defined below) absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by Senior Creditor whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrowers to Senior Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrowers as principal, surety, endorser, guarantor, accommodation party or otherwise and including, without limitation, all Obligations (as defined in the Credit Agreement) owed by Borrowers to Senior Creditor under the Credit Agreement, the Swap Agreement and the other Loan Documents.

(b)          Priority. The agreements of Borrowers, Senior Creditor and Subordinated Creditors herein are applicable without regard to the date a loan or extension of credit is made to Borrowers. The term “Senior Creditor” includes Lender and Macquarie Bank Limited under the Swap Agreement.

Section 2. Restrictions on Subordinated Creditors.  During such time as any Senior Indebtedness remains unpaid, the Subordinated Creditors will not ask for, demand, sue for, take, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); provided, however, nothing contained herein shall prevent Subordinated Creditors from (a) receiving any scheduled payment from Borrowers pursuant to the instruments set forth on Exhibit A (the “Subordinated Debt Instruments”) and (b) receiving payment from Borrowers for goods and services provided to Borrowers by the Subordinated Creditors in the ordinary course of business within thirty (30) days of the date hereof or after the date hereof.

Section 3. Prohibition of All Payments Following Default and Notice.   (a) If there shall occur and be continuing any Event of Default, then, unless and until such Event of Default shall have been cured, or unless and until the Senior Indebtedness shall be paid in full, the Subordinated Creditors will not ask for, sue for, take, demand, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any Subordinated Debt Instrument or any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

(b)          In the event that Borrowers default under the Subordinated Debt prior to the full and final payment of the Senior Indebtedness, Borrowers shall provide Lender with notice of such default.

Section 4. Payments Cannot Create a Default.  The Subordinated Creditors will not ask for, demand, sue for, take, receive or accept from Borrowers, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any instrument or agreement evidencing, in connection with, as security for or providing for the issuance of any Senior Indebtedness or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute a default or an event of default under the Credit Agreement or any other Loan Document.

Section 5. Unauthorized Receipt of Payment by Subordinated Creditors.  In the event that any Subordinated Creditor shall receive any payment or distribution on account of the Subordinated Debt which such Subordinated Creditor is not entitled to receive under this Subordination Agreement, such Subordinated Creditor will hold any amount so received in trust for Senior Creditor and will promptly turn over such payment to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied against the Senior Indebtedness.

Section 6. Restrictions on Actions to Recover Subordinated Debt.   The Subordinated Creditors will not commence any action or proceeding against Borrowers to recover all or any part of the Subordinated Debt or join with any other creditor, unless Senior Creditor shall also join, in bringing any proceedings against Borrowers under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Indebtedness shall have been paid in full.

Section 7. Insolvency or Bankruptcy by Borrowers.   In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrowers, the Subordinated Creditors will at Senior Creditor’s request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of Borrowers in respect of the Subordinated Debt and will hold in trust for Senior Creditor and pay over to Senior Creditor, in the form received (together with any necessary endorsement), to be applied on the Senior Indebtedness, any and all monies, dividends or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Senior Indebtedness shall be paid in full. In the event that the Subordinated Creditors shall fail to take any such action requested by Senior Creditor, Senior Creditor, may, as attorney in fact for the Subordinated Creditors take such action on behalf of the Subordinated Creditors, and the Subordinated Creditors hereby appoints Senior Creditor as attorney in fact for the Subordinated Creditors to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in Senior Creditor’s own name or in the name of the Subordinated Creditors as Senior Creditor may deem necessary or advisable for the enforcement of this Subordination Agreement, and the Subordinated Creditors will execute and deliver to Senior Creditor such other and further powers of attorney or other instruments as Senior Creditor may request in order to accomplish the foregoing.

Section 8. Senior Creditor’s Rights.   Senior Creditor may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditors, without incurring responsibility to the Subordinated Creditors and without impairing or releasing any of Senior Creditors’ rights or any of the obligations of the Subordinated Creditors under this Subordination Agreement:

(a)          change the amount of the Senior Indebtedness, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Senior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Senior Indebtedness (including provisions restricting or further restricting payments of the Subordinated Debt);

(b)          sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Senior Indebtedness in accordance with the applicable Loan Documents;

(c)          release anyone liable in any manner for payment or collection of the Senior Indebtedness;

(d)          exercise or refrain from exercising any rights against Borrowers or others (including the Subordinated Creditors); and

(e)          apply any sums received by Senior Creditor, by whomsoever paid and however realized, to payment of the Senior Indebtedness in such a manner as Senior Creditor, in its sole discretion, may deem appropriate.

Section 9. Documentation of Subordinated Debt. The Subordinated Creditors will:

(a)          cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt;

(b)          at Senior Creditor’s request, promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Indebtedness in favor of Senior Creditor in the manner and to the extent set forth in this Subordination Agreement;

(c)          mark the books of the Subordinated Creditors to show that the Subordinated Debt is subordinated to the Senior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; and

(d)          cause all financial statements of the Subordinated Creditors hereafter prepared for delivery to any person to make specific reference to the provisions of this Subordination Agreement.

Section 10. Notices.   All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered, to the applicable address, or facsimile number set out below or to such other address, or facsimile number, as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (a) actual receipt by the relevant party hereto and (b) (i) if delivered by hand or by courier, upon delivery; (ii) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (iii) if delivered by facsimile, when sent and the sender has received electronic confirmation of error free receipt. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

If to Lender:                                     Macquarie Bank Limited
Houston Representative Office
One Allen Center
500 Dallas Street, Suite 3100
Houston, Texas 77002
Attention:       Michael Sextro
Telephone:     713-275-6207
Facsimile:      713-275-6222
E-Mail:           michael.sextro@macquarie.com

With a copy to:                                  Greenberg Traurig, LLP
1000 Louisiana, Suite 1800
Houston, Texas 77002
Attention:       Jeffrey Nichols
Telephone:     713-374-3640
Facsimile:      713-374-3505
E-Mail:           nicholsje@gtlaw.com

If to Imperial Resources:

Attention:
Telephone:
Facsimile:
E-Mail:

If to Commonwealth:

Attention:
Telephone:
Facsimile:
E-Mail:

If to Borrowers:                                  Empire Energy E&P, LLC
17 Arentzen Blvd.
Vista One, Suite 203
Charleroi, PA 15022
Attention:       Bill Waller
Telephone:     (724) 483.2070
Facsimile:      (724) 483.2270
E-Mail:           waller11@msn.com

Empire Energy USA, LLC
Level 7, 151 Macquarie Street
Sydney, NSW 2000, Australia
Attention:       Bruce McLeod
Telephone:     61 2 9251 1846
Facsimile:      +61 2 9251 0244
E-Mail:           bm@imperialcorporation.com.au

Empire Drilling and Field Services, LLC
17 Arentzen Blvd.
Vista One, Suite 203
Charleroi, PA 15022
Attention:       Bill Waller
Telephone:     (724) 483.2070
Facsimile:      (724) 483.2270
E-Mail:           waller11@msn.com

If to Borrower Subsidiaries:             Empire Energy E&P, LLC
17 Arentzen Blvd.
Vista One, Suite 203
Charleroi, PA 15022
Attention:       Bill Waller
Telephone:     (724) 483.2070
Facsimile:      (724) 483.2270
E-Mail:           waller11@msn.com

With a copy to:                                 Empire Energy USA, LLC
Level 7, 151 Macquarie Street
Sydney, NSW 2000, Australia
Attention:       Bruce McLeod
Telephone:     +61 2 9251 1846
Facsimile:      +61 2 9251 0244
E-Mail:           bm@imperialcorporation.com.au

Section 11. Execution of Instruments.  The Subordinated Creditors agree to execute any and all other instruments necessary as required by Lender to subordinate the Subordinated Debt to the Senior Indebtedness as herein provided.

Section 12. Assignment by Subordinated Creditors.   The Subordinated Creditors will not assign or transfer to others any claim the Subordinated Creditors have or may have against Borrowers as long as any of the Senior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement.

Section 13. Warranties and Representations of Subordinated Creditors.  The Subordinated Creditors represent and warrant that (a) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any formation documents) to which Subordinated Creditors are now subject, (b) none of the Subordinated Debt is or will be subordinated to any other indebtedness of Borrowers other than the Senior Indebtedness unless otherwise agreed by Lender, (c) except for the Subordinated Debt evidenced by the Subordinated Debt Instruments, as of the date of this Agreement, Borrowers have no additional debt due and owing to the Subordinated Creditors and (d) Exhibit B contains a listing of all liens filed by Subordinated Creditors relating to the Subordinated Debt.

Section 14. Warranties and Representations of Empire E&P.  Empire E&P represents and warrants that (a) it has the requisite company power and authority to execute and deliver this Subordination Agreement on behalf of each Borrower Subsidiary, and (b) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any limited partnership agreement or other governing document of any Borrower Subsidiary.

Section 15. Waiver of Notice of Acceptance.  Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of Lender being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it.

Section 16. Assignment by Lender.  This Subordination Agreement may be assigned by Lender in connection with any assignment or transfer of the Senior Indebtedness.

Section 17. Governing Law.  THIS SUBORDINATION AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

Section 18. Severability.  If any provision (or portion of any provision) of this Subordination Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a final decision of any court of competent jurisdiction, the parties shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions will remain in full force and effect.

Section 19. Counterparts.  This Subordination Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties be contained together on any one counterpart of this Subordination Agreement. Each counterpart will be deemed an original, but all counterparts taken together will constitute one and the same agreement.

Section 20. Entire Agreement; Amendment.  THIS SUBORDINATION AGREEMENT REFLECTS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED BY THIS SUBORDINATION AGREEMENT AND CANNOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG ANY OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Subordination Agreement may be amended and the rights of any party under this Subordination Agreement may be waived only pursuant to a written agreement signed by each of the parties to this Subordination Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITOR:

Imperial Resources, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITOR:

Commonwealth Energy Assets, LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITORS:

Empire Energy E&P, LLC,
a Pennsylvania limited liability company

By:
Name:
Title:

Empire Energy USA, LLC,
a Delaware limited liability company

By:
Name:
Title:

Empire Drilling and Field Services, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITORS:

Shuttle One, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Two, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Three, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITORS:

Shuttle Four, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Five, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Six to Eleven, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITORS:

Shuttle Twelve, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Thirteen, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITORS:

Shuttle Fourteen, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Fifteen, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Shuttle Fourteen and Fifteen, a Pennsylvania limited partnership

By: EMPIRE ENERGY E&P, LLC, as general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITOR:

Shuttle 17, a Pennsylvania general partnership

By: EMPIRE ENERGY E&P, LLC, managing general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITOR:

Shuttle 19, a Pennsylvania general partnership

By: EMPIRE ENERGY E&P, LLC, managing general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

SUBORDINATED CREDITOR:

Shuttle 26, a Pennsylvania general partnership

By: EMPIRE ENERGY E&P, LLC, managing general partner

By:
Name:
Title:

Signature Page to Subordination Agreement

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of February 26, 2008.

LENDER:

Macquarie Bank Limited,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Subordination Agreement

EXHIBIT A

Subordinated Debt Instruments

None.

EXHIBIT B

Liens

None.

EXHIBIT N

NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY SUCH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

THIS WARRANT (THIS "WARRANT") IS BEING ISSUED PURSUANT TO THE TERMS OF THE SENIOR FIRST LIEN SECURED CREDIT AGREEMENT, DATED AS OF THE DATE HEREOF (THE "CREDIT AGREEMENT"), AMONG EMPIRE ENERGY USA, LLC, EMPIRE ENERGY E&P, LLC, AND EMPIRE DRILLING AND FIELD SERVICES, LLC (THE "BORROWERS") AND MACQUARIE BANK LIMITED (THE "LENDER").

WARRANT TO PURCHASE COMMON SHARES OF
EMPIRE ENERGY USA, LLC

February 26, 2008

This Warrant expires at 5:00 p.m., U.S. Eastern time, on the Expiration Date (as defined below).

THIS CERTIFIES that, for value received, MACQUARIE BANK LIMITED (together with its successors and assigns, the "Holder") is entitled, subject to the terms and conditions set forth below, to subscribe for and purchase from the Company Common Shares (as defined below), subject to adjustment in accordance with Section 2.7, at a purchase price per Common Share equal to $0.01 per unit (the "Exercise Price").

ARTICLE I
DEFINITIONS

1.1        Definitions. As used herein, the following terms shall have the meanings set forth below:

"Borrowers" shall have the meaning set forth in the legend hereto.

"Change of Control" shall have the meaning given to such term in the Credit Agreement.

"Commission" shall mean the U.S. Securities and Exchange Commission or any other United States Federal agency administering the Securities Act and/or the Exchange Act at the time.

"Common Shares" shall mean and include all of the Units (as defined in the Company Agreement) of the Company or Convertible Securities into which or for which Common Shares or other securities are converted, substituted or exchanged. If the Warrant Shares are exercised prior to a Qualified Public Offering, they shall be convertible into A Units (as defined in the Credit Agreement).

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"Company" shall mean Empire Energy USA, LLC, a Delaware limited liability company.

"Company Agreement" shall mean the limited liability company agreement executed by Commonwealth Energy Assets LLC and Imperial Resources LLC, dated September 21, 2006, as amended or modified from time to time, and any successor documents that relate to provisions therein.

"Convertible Securities" shall mean debt instruments, units, interests or other securities which are convertible into or exercisable or exchangeable for, with or without payment of additional consideration in cash or property into, Common Shares, either immediately or upon a specified date or the happening of a specified event.

"Credit Agreement" shall have the meaning set forth in the legend hereto.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Exercise Date" shall have the meaning set forth in Section 2.1.

"Exercise Period" shall mean the period beginning on the date of this Warrant, and ending on the Expiration Date.

"Exercise Price" shall have the meaning set forth in the preamble hereto.

"Expiration Date" shall mean the date that is the fifth anniversary of the first day of the Exercise Period.

"GAAP" shall have the meaning given to such term in the Credit Agreement.

"Holder" shall have the meaning set forth in the preamble hereto.

"Obligations" shall have the meaning given to such term in the Credit Agreement.

"Person" shall have the meaning given to such term in the Credit Agreement.

"Qualified Public Offering" shall mean the consummation of the first of either (a) a firm commitment underwritten public offering of the Common Shares underwritten by a nationally recognized full-service investment bank or (b) any merger or sale of substantially all of the assets of the Company or other similar transaction in which the Company or the holders of the outstanding Common Shares receive, in consideration (whether in whole or in substantial part) for such Common Shares or assets, equity securities of the acquiring entity or its parent that are registered under the Securities Act and are listed on a national securities exchange, but only if the Holder approves of such merger or sale in its reasonable discretion.

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"Registrable Securities" shall mean (a) the Common Shares issued or issuable with respect to this Warrant upon exercise, including an adjustment for stock splits, stock dividends, and similar events, (b) any Common Shares issued or issuable (directly or indirectly) upon conversion or exercise of Convertible Securities, (c) any Common Shares issued as (or issuable (directly or indirectly) upon the conversion or exercise of Convertible Securities, a dividend or other distribution with respect to, or in exchange for or in replacement of, the units referenced in clauses (a), (b) or (c) above. Notwithstanding the foregoing, Registrable Securities shall not include Common Shares (i) publicly sold pursuant to Rule 144(a) under the Securities Act, (ii) eligible for sale under Rule 144(k) under the Securities Act, or (iii) sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

"Securities Act" shall mean the United States Securities Act of 1933, as amended, or any successor United States Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Warrant" shall have the meaning set forth in the legend hereto.

"Warrant Office" shall have the meaning set forth in Section 3.1.

"Warrant Shares" shall mean the number of Common Shares to be issued upon exercise of this Warrant which shall initially be 20,153 Common Shares, or if greater, a number of Common Shares equal to the result obtained by multiplying (x) a fraction, the numerator of which is the total number of Common Shares issued and outstanding as of 12:01 a.m. on the first day of the Exercise Period (but without giving effect to any Common Shares or Convertible Securities issued in connection with a Qualified Public Offering) and the denominator of which is 0.90, by (y) 0.10.

1.2        Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Warrant shall (except as otherwise expressly provided herein) be made by application of GAAP.

1.3        Rules of Construction. The title of and the section and paragraph headings in this Warrant are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Warrant. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Warrant has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. In the case of this Warrant, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to this Warrant unless otherwise specified; (c) the term "including" is not limiting and means "including but not limited to"; (d) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including"; (e) unless otherwise expressly provided in this Warrant, (i) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Warrant, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (f) this Warrant may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms; and (g) this Warrant is the result of negotiations among and have been reviewed by counsel to the Company and the other parties thereto and are the products of all parties; accordingly, they shall not be construed against Holder merely because of Holder's involvement in their preparation.

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ARTICLE II

EXERCISE OF WARRANTS

2.1        Method of Exercise.

(a)        This Warrant may be exercised in whole or in part by the Holder hereof at any time, and from time to time, during the Exercise Period but before 5:00 p.m., Eastern time, on the Expiration Date. To exercise this Warrant, the Holder hereof shall deliver to the Company, at the Warrant Office designated herein, (i) a written notice in the form of the Exercise Notice attached as Exhibit A hereto, stating therein the election of such Holder to exercise this Warrant in the manner provided in the Exercise Notice, (ii) payment in full of the Exercise Price as provided in Section 2.1(b), and (iii) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Exercise Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, and such date is referred to herein as the "Exercise Date." If the Holder exercises this Warrant as set forth herein, then the Company shall, as promptly as practicable and in any event within five business days after the Exercise Date, issue and deliver, or cause to be issued and delivered, to such Holder a certificate or certificates for the full number of Warrant Shares. As permitted by applicable law, the Person in whose name the certificates for Common Shares are to be issued shall be deemed to have become a holder of record of such Common Shares on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

(b)        At the discretion of the Holder, the Holder shall pay the Exercise Price for all Warrant Shares purchased hereunder in full (i) in cash or by certified check or wire transfer of immediately available funds, (ii) if Obligations are outstanding, by a reduction in the Company's Obligations equal to the aggregate Exercise Price, or (iii) pursuant to any combination of (i) and (ii).

2.2        Warrant Shares. The maximum number of Common Shares that Holder is entitled to purchase hereunder shall be as set forth in the definition of "Warrant Shares" in Section 1.1 hereof, subject to adjustment as provided in Section 2.7 below and on the terms and conditions set forth herein.

2.3        Expenses and Taxes. The Company shall pay all expenses and taxes (including all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of this Warrant and of the Common Shares issuable upon exercise of this Warrant.

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2.4        Reservation of Common Shares. So long as this Warrant remains outstanding, the Company shall reserve, free from preemptive or similar rights, out of its authorized but unissued Common Shares, and solely for the purpose of effecting the exercise of this Warrant, a sufficient number of Common Shares to provide for the exercise of this Warrant.

2.5        Valid Issuance. All Common Shares issued upon exercise of this Warrant will, upon payment of the Exercise Price and issuance by the Company, be duly authorized, validly and legally issued, and is not subject to payment or assessment as a condition to or upon issuance and is free and clear of all taxes, liens, security interests, charges and other encumbrances or restrictions with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take all actions necessary to ensure such result and shall not take any action which will cause a contrary result.

2.6        Acknowledgment of Rights. At the time of the exercise of this Warrant in accordance with the terms hereof and upon the written request of the Holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

2.7        Adjustment of Number of Units. To prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Common Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)        Conversion or Redemption of Common Shares. If all of the Common Shares are at any time prior to the Expiration Date redeemed, exchanged, substituted or converted into shares or any other security of the Company ("New Securities"), then this Warrant shall become exercisable for that number of such New Securities equal to the number of such New Securities that would have been received if this Warrant had been exercised in full immediately prior to such conversion, exchange, substitution or redemption and the Common Shares received thereupon had been immediately thereafter so redeemed, exchanged, substituted or converted, and the Exercise Price shall immediately be adjusted to equal the quotient obtained by dividing (i) the aggregate Exercise Price of the maximum number of shares of Common Shares for which this Warrant was exercisable immediately prior to such conversion, exchange, substitution or redemption, by (ii) the number of New Securities for which this Warrant is exercisable immediately after such conversion, exchange, substitution or redemption.

(b)        Offer. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be an offer for all of the Common Shares whether in the form of cash, securities or otherwise, then, as a part of such offer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, the number of units or other securities of the offeror that a holder of the Common Shares issuable upon exercise of this Warrant would have been entitled to receive in such offer if this Warrant had been exercised immediately before such offer, all subject to further adjustment as provided in this Section 2.7. The foregoing provisions of this Section 2.7(b) shall similarly apply to successive offers and to the units that are at the time receivable upon the exercise of this Warrant. If the per-unit consideration payable to the Holder hereof for units in connection with any such offer is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any units or other property deliverable after that event upon exercise of this Warrant.

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(c)        Reclassification. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such reclassification or change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 2.7. No adjustment shall be made pursuant to this Section 2.7(c), upon any conversion, exchange, substitution or redemption of the Common Shares which is the subject of Section 2.7(a).

(d)        Split, Subdivision or Combination of Units. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or consolidate the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(e)        Adjustments for Dividends in Units or Other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional units or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of units of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional units or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such units and/or all other additional units available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 2.7.

Other Dilutive Events. From the date hereof until immediately prior to a Qualified Public Offering, in case any event shall occur as to which the provisions of this Section 2.7 are not strictly applicable, but the failure to make any adjustment would dilute the percentage ownership represented by the Warrant Shares below 10%, then, in each such case, the Company shall make a good faith adjustment to the number of Warrant Shares necessary to preserve, without dilution, the right of the Holder to acquire 10% of the Common Shares.

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(g)        Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2.7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments, (ii) the Exercise Price at the time in effect, and (iii) the number of units and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

(h)        No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2.7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

2.8        No Fractional Common Shares. The Company shall not be required to issue a fractional Common Share on the exercise of this Warrant. The number of full Common Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole Common Shares purchasable on exercise of this Warrant so presented. If any fraction of a Common Shares would, except for the provisions of this Section 2.8, be issuable on the exercise of this Warrant, the Company shall round up the total number of Common Shares purchasable hereunder to the next whole Common Share.

ARTICLE III
TRANSFER

3.1        Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall be the Company's principal executive offices, and may subsequently be such other office of the Company or of any transfer agent of the Common Shares as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for this Warrant in which the Company shall record (a) the name and address of the Person in whose name this Warrant has been issued (as well as the name and address of each permitted assignee of the rights of the registered owner hereof) and (b) the number of Warrant Shares issuable upon the exercise or exchange hereof.

3.2        Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof until provided with written notice to the contrary. This Warrant may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued upon evidence satisfactory to the Company that such assignee is the true owner of this Warrant.

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3.3        Restrictions on Transfer of Warrant.

(a)        The Warrant and the Warrant Shares are not transferable directly or indirectly, in whole or in part, except in the case of any transfer that is in compliance with applicable U.S. federal and state securities laws, including the Securities Act. Any transfers of the Warrant will be without charge to the Holder except that any securities transfer taxes due on transfer of the Warrant will be paid by Holder. Restrictive legends setting forth the above restrictions on transfer will be set forth on any Warrant Shares issued on exercise of the Warrant.

(b)        Subject to Section 3.3(a), the Holder may assign, convey or transfer this Warrant and any rights hereunder without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder or the parent of the Holder, or a successor in interest to the Holder which acquires the voting control of the Holder or all or substantially all of the Holder's assets. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

ARTICLE IV
COVENANTS

4.1        Information Rights. As long as the Holder (or any permitted assigns or successors) possesses this Warrant, such Person shall be entitled to receive, and the Company shall deliver to any such Person, at the times specified, the following reports:

(a)        as soon as practicable, but in any event within 45 days after the end of each of the first 6 months of each fiscal year of the Company, an unaudited statement of income, schedule as to the sources and application of funds for such six month period, and an unaudited balance sheet and a statement of shareholders' equity as of the end of such six month period and a statement showing the number of shares of each class and series of capital stock and Convertible Securities outstanding at the end of the period, the number of Common Shares issuable upon conversion of exercise of any outstanding Convertible Securities convertible or exercisable for Common Shares, and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit such Person to calculate its percentage equity ownership in the Company;

(b)        as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and the related statements of income, shareholders' equity, and cash flows for the fiscal year then ended, prepared in accordance with GAAP and audited by a firm of independent public accountants selected by the Board of Directors of the Company and reasonably acceptable to the Holder;

(c)        no later than 30 days prior to the start of each fiscal year, the Company's annual operating plan, including consolidated capital and operating expense budgets, cash flow projections, and income and loss projections for the Company in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing; and

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(e)        the Company must notify the Holder of any change in the Company Agreement as soon as practicable, but in any event within 30 days of such change.

4.2        Additional Information Rights. In addition to the rights granted in Section 4.1, so long as the Holder (or any permitted assigns or successors) possesses this Warrant, such Person shall be entitled to receive, and the Company shall deliver to any such Person, at the times specified, the following reports:

(a)        promptly following receipt by the Company, each audit response letter, accountant's management letter, and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

(b)        promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations, and inquiries that are likely to materially adversely affect the Company or any of its subsidiaries;

(c)        promptly upon sending, making available, or mailing the same, all press releases, reports, and financial statements that the Company sends or makes available to its shareholders; and

(d)        promptly, from time to time, such other material information regarding the business, prospects, financial condition, operations, property, or affairs of the Company and its subsidiaries as such Person reasonably may request.

4.3        Inspection Rights. So long as the Holder (or any permitted assigns or successors) possesses this Warrant, the Company shall permit such Person (and such Persons as it may designate subject to the Company's reasonable approval and the execution of a confidentiality agreement acceptable to the Company), at such Person's expense, to visit and inspect, during normal business hours and without disruption to the Company's business, any of the properties of the Company, examine its books (and take copies and extracts therefrom), discuss the affairs, finances, and accounts of the Company with its officers and employees, and consult with and advise the management of the Company as to its affairs, finances, and accounts, all at reasonable times and upon reasonable notice. The Holder agrees that it and its designees will keep confidential and will not disclose, divulge, or use (other than for purposes of monitoring its investment in the Company) any confidential, proprietary, or secret information which such Person may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Person pursuant to this Agreement, or pursuant to inspection rights granted hereunder, unless such information is known to the public through no fault of the Holder or its designees or representatives; provided, however, the Holder may disclose such information (a) to its attorneys, accountants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective permitted transferee of this Warrant or the Warrant Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 4.3, and (c) to any general partner or affiliate of the Holder, so long as such general partner or affiliate agrees to be bound by the provisions of this Section 4.3.

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4.4        Termination of Information and Inspection Rights. The obligations of the Company to furnish financial information to the Holder pursuant to Section 4.1 and Section 4.2 shall terminate upon the earlier to occur of (a) the completion of a Qualified Public Offering, or (b) such time as the Company otherwise becomes subject to the reporting requirements of the Securities Exchange Act of 1934.

ARTICLE V

REGISTRATION RIGHTS

5.1        Demand Registration Rights.

              (a)        Following the date which is six months following the date of a Qualified Public Offering, the Holder may request the Company to register under the Securities Act all or any portion of the units of Registrable Securities held by the Holder for sale in the manner specified in such notice; provided, however, that the Company may, by notice to the Holder, delay such requested registration if the Company's Board of Directors determines in good faith that such registration at the time requested would (x) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, further, however, that the Company's ability to delay such registration shall be limited to durations of no longer than 60 days and the Company shall not delay more than once during any 12 month period.

              (b)        The Company shall not be obligated pursuant to this Section 5.1 to effectuate more than two registrations for the benefit of the Holder set forth in Section 5.1(a). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 5.1:

(i)        within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of securities of the Company under the Securities Act, or

(ii)        during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith.

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(c)        Following receipt of any notice pursuant to Section 5.1(a), the Company shall as soon thereafter as practicable, use its reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the Holder, the number of units of Registrable Securities specified in such notice. If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the Holder, which approval shall not be unreasonably withheld or delayed. The Company's registration obligation hereunder shall be deemed satisfied only when a registration statement or statements covering all units of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such units shall have been sold pursuant thereto.

(d)        The Company shall be entitled to include in any registration statement referred to in this Section 5.1, for sale in accordance with the method of disposition specified by the Holder, Common Shares to be sold by the Company for its own account and for the account of other selling shareholders, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Registrable Securities to be sold. Except for registration statements on Form S-4, S-8, or any successor form thereto, the Company will not file with the Commission any other registration statement with respect to its Common Shares, whether for its own account or that of other shareholders, from the date of receipt of a notice from the Holder pursuant to this Section 5.1 until the completion of the lesser of the period of distribution of the units of Registrable Securities registered thereby and 180 days from the effective date of the registration statement, unless the Registrable Securities shall be entitled to be included therein in accordance with Section 5.2.

(e)        The Company shall use commercially reasonable efforts to maintain the effectiveness of any form used to register the units pursuant to this Section 5.1 for up to 180 days or such earlier time as all of the Registrable Securities have been sold.

5.2        Piggy-Back Registration Rights. If, at any time, the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders other than the Holder ("Other Holders") or both (except with respect to registration statements on Form S-8 or its then equivalent, or in connection with a Rule 145 transaction or Form S-4 or its equivalent, or another form not available for registering the Registrable Securities for sale to the public), each such time it will give prompt written notice to the Holder of its intention to do so and of the proposed method of distribution of such securities. Upon the written request of the Holder, received by the Company within 20 days after the giving of any such notice by the Company, to include in the registration all or any part of the Registrable Securities, the Company will use all reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested under this Section 5.2 to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration pursuant to this Section 5.2 shall be, in whole or in part, an underwritten public offering of Common Shares, the number of units of Registrable Securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Registrable Securities would adversely affect the marketing of the securities to be sold by the Company therein. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of units the Company may register for sale by giving first priority for the units to be registered for issuance and sale by the Company, by giving second priority for the units to be registered pursuant to this Section 5.2, and by giving third priority for the units to be registered for sale by any shareholder of the Company pursuant to the terms of any other agreement; provided, however, that no such limitation shall reduce the amount of securities of the Holder included in the registration below 20% of the total amount of securities included in such registration, unless such offering is the initial Qualified Public Offering by the Company and such registration does not include units of any other selling shareholders, in which event any or all of the Registrable Securities of the Holder may be excluded in accordance with the immediately preceding sentence. Notwithstanding the foregoing provisions, the Company may, in its sole discretion, terminate or withdraw any registration statement referred to in this Section 5.2 without thereby incurring any liability to the holders of Registrable Securities.

15

5.3        Registration on Form S-3. If at any time the Holder requests that the Company file a registration statement on Form S-3 or any successor thereto, for a public offering of all or any portion of the units of Registrable Securities held by the Holder and the Company is a registrant entitled to use Form S-3 or any successor thereto to register such units, then the Company shall use all reasonable efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of units of Registrable Securities specified in such notice; provided, however, that the Company may, by notice to the requesting holders, delay such requested registration, if the Company's Board of Directors determines in good faith that such registration at the time requested (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (c) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, further, however, that the Company's ability to delay such registration shall be limited to durations of no longer than 60 days and the Company shall not delay more than once during any 12 month period. Whenever the Company is required by this Section 5.3 to use all reasonable efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 5.1 shall apply to such registration. The Company shall be obligated to register Registrable Securities pursuant to this Section 5.3 only once per year until satisfied; provided, however, that such obligation shall be deemed satisfied only when a registration statement or statements covering all units of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective. The Company will use its commercially reasonable efforts to maintain the effectiveness of any registration statement on Form S-3 for a period of up to 180 days.

5.4        Additional Provisions Concerning Registration. The following provisions of this Section 5.4 are applicable to any registration statement filed pursuant to this Article V:

(a)        Costs and Expenses. The Company shall bear the entire cost and expense of any registration or qualification of securities initiated under Article V of this Warrant. Notwithstanding the foregoing, the Holder shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to Warrant Shares sold by the Holder pursuant thereto.

16

(b)        Indemnification. The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel, which counsel may, if the Holder requests, be separate from counsel for the Company) caused by any untrue statement or alleged untrue statement of material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Article V or any application or other filing under any state securities law caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which the Holder or any such underwriter or any of them may become subject under the Securities Act or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by the Holder or underwriter expressly for use therein, which indemnification includes each Person, if any, who controls any such underwriter within the meaning of the Securities Act.

(c)        Blue Sky. The Company shall use its best efforts to qualify the Warrant Shares for sale in such states as it is otherwise qualifying its securities for sale, or in respect of any registration required pursuant to this Article V, in such states as are reasonably requested by the Holder. However, in no event is the Company required to submit to the jurisdiction of any state other than for the limited consent of service of process relating to the offering or subject itself to taxation in any such jurisdiction. The Company shall also provide the Holder with a reasonable number of prospectuses upon request.

(d)        Withdrawal. Neither the giving of any notice by the Holder nor the making of any request for prospectuses imposes any obligation upon the Holder to sell any Warrant Shares or exercise or exchange this Warrant but only if the Holder elects, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Warrant Shares, and if no such election shall be timely so filed, then the Holder shall sell such Warrant Shares in such registration on the same terms and conditions as apply to the Company and, if the Warrant with respect to such Warrant Shares requested to be so registered has not been exercised, shall exercise the Warrant prior to the effective date of such registration statement.

5.5        Information by the Holder. The Holder shall furnish to the Company such information regarding such holder or holders of Registrable Securities, the Registrable Securities held by them, and the distribution proposed by such holder or holders of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance referred to in this Section 5.5.

17

5.6        Lock-Up Agreements. The Holder shall agree to be bound by such lock-up agreements (not to exceed a period of 180 days following the date of the prospectus relating to any such underwriting) as the managing underwriter of any such registration shall specify as a requirement to any such underwriting, provided that the entry of such holder of Registrable Securities into such agreements shall be conditioned upon all principal shareholders (i.e., all shareholders who could reasonably be expected to be considered by the applicable underwriters to be affiliates of the Company) and executive officers and directors of the Company also agreeing to execute such lock-up agreements.

5.7        Changes in Common Shares or Warrant Shares. If, and as often as, there is any change in the Common Shares or the Warrant Shares by way of a stock split, stock dividend, combination, or reclassification, or through a merger, consolidation, reorganization, or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted in this Article V shall continue with respect to the Common Shares or the Warrant Shares as so changed.

5.8        Rule 144. During any period in which the Company is subject to Section 13 or Section 15(d) of the Exchange Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of this Warrant may reasonably request, all to the extent required from time to time to enable such holder to sell the securities underlying this Warrant without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of this Warrant, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

5.9        Exchange Acceptance. The Company will, at its expense, apply to and obtain acceptance from the exchange, or such other exchange or market where its Common Shares are primarily traded, for the issuance of this Warrant and the Warrant Shares upon exercise or exchange thereof, and maintain listing on such exchange, or such other exchange or market where the Company's Common Shares are primarily traded, of all Warrant Shares or other securities from time to time issuable upon the exercise or exchange of this Warrant.

5.10        Contribution. If the indemnification provided for in Section 5.4(b) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

18

5.11        Continuation. The Company's agreements with respect to this Warrant or such Warrant Shares in Article V shall continue in effect for the Warrant Shares regardless of the exercise or exchange and surrender of this Warrant.

5.12        Damages. The Company recognizes and agrees that the Holder will suffer irreparable harm and will not have an adequate remedy at law if the Company fails to comply with any provision of this Article V, and the Company expressly agrees that, in the event of such failure, the Holder or any other person entitled to the benefits of Article V shall be entitled to seek specific performance of any and all provisions hereof and may seek to enjoin the Company from continuing to commit any further breach of this Article V.

5.13        No Inconsistent Agreements. The Company has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by the Company of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by the Company of its obligations under this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1        Entire Agreement. This Warrant and the Credit Agreement contain the entire agreement between the Holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersede all prior arrangements or understandings with respect thereto.

6.2        Governing Law. This Warrant shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to any conflict of law principles that would require application of the law of another jurisdiction.

6.3        Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof. Any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder hereof and the Company. Any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

6.4        Severability. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

19

6.5        Copy of Warrants. A copy of this Warrant shall be filed among the records of the Company.

6.6        Notice. Any notice or other document required or permitted to be given or delivered to the Holder hereof shall be in writing and delivered at, or sent by certified or registered mail or by facsimile to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail or by facsimile to, the Warrant Office.

6.7        Limitation of Liability; Rights as a Shareholder. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Common Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or consent to or to receive notice as a shareholder of the Company, in respect of any matters whatsoever.

6.8        Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of an appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section.

[SEE ATTACHED SIGNATURE PAGE]

20

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: February 26, 2008.

EMPIRE ENERGY USA, LLC

By
Name:
Title:

SIGNATURE PAGE TO THE WARRANT AGREEMENT

EXHIBIT A

EXERCISE NOTICE

Date:

Empire Energy USA, LLC

17 Arentzen Blvd.

Vista One, Suite 203

Charleroi, PA 15022

Attention: Bill Waller

Ladies and Gentlemen:

☐	The undersigned (the "Purchaser") hereby elects to exercise this Warrant issued to it by Empire Energy USA, LLC (the "Company") and dated as of [Month] , 20011 (the "Warrant") and to purchase thereunder _______ Common Shares (as defined in the Warrant) at a purchase price of $0.01 per Common Share, or an aggregate purchase price of __________ (the "Purchase Price").

☐	The Purchaser hereby elects to convert the value of the Warrant pursuant to the provisions of Section 2.1 of the Warrant through the following methodology:

☐	Cash, Certified Check or Wire Transfer

❑	Reduction of Company's obligations or combination, pursuant to Section 2.1(b)(ii) or Section 2.1(b)(iii)

In connection with the exercise of the Warrant, the Purchaser hereby represents, warrants, covenants and agrees as follows:

(a)         Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (together with the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the "Securities Act").

(a)         Investment Experience. The Purchaser has sufficient knowledge and experience in business, financial and investment matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(b)        Company Information; No General Solicitation. The Purchaser had access to such information regarding the Company and its affairs as is necessary to enable it to evaluate the merits and risks of an investment in restricted securities of the Company and has had a reasonable opportunity to ask questions and receive answers and documents concerning the Company and its current and proposed operations, financial condition, business, business plans and prospects. The Purchaser has not been offered any of the Common Shares by any means of general solicitation or advertising.

(c)        Acquisition for Own Account. The Warrant Shares being issued to and acquired by the Purchaser are being acquired by it for its own account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that it must bear the economic risk of such investment indefinitely, and hold the Common Shares indefinitely, unless a subsequent disposition of the Warrant Shares is registered pursuant to the Securities Act, or an exemption from such registration is available, and that the Company has no present intention of registering the Warrant Shares. The Purchaser further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Warrant Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

(d)        Restricted Securities.

(0        The Purchaser understands and acknowledges that none of the offer, issuance or sale of the Common Shares has been registered under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act.

(ii)        The Purchaser understands and acknowledges that the Common Shares may be subject to additional restrictions on transfer under state and/or federal securities laws.

Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full in cash, by certified check or wire transfer or by delivery of the Warrant pursuant to the provisions thereof.

Annex A Loan Documents

Schedule 2.1 Development Plan

Schedule 2.3(b) Approved Authorizations for Expenditure (“AFEs”)

Schedule 2.3(d) Authorized Signatories on Advance Requests

Schedule 2.5(a) Selection Notice

Schedule 2.8(a) Project Account

Schedule 4.3 Ownership of Equity Interests in Borrowers

Schedule 4.7 Joint Ventures and Partnerships

Schedule 4.10 Litigation

Schedule 4.11 Wells

Schedule 4.12 Indebtedness

Schedule 4.16 Environmental Matters

Schedule 4.20 Contingent Liabilities

Schedule 4.22 Unpaid Bills

Schedule 4.26 Other Agreements

Schedule 4.28 Farmout Agreements and Subject Contracts

Schedule 4.29 Operators/Operating Agreements

Schedule 4.31 Suspense of Proceeds

Schedule 4.40 Hedging Agreements

Schedule 4.41 Marketing Contracts

Schedule 4.42 Deposit Accounts

Schedule 6.8 Insurance

Schedule 6.19 Bonds and Qualifications

Schedule 6.31 Post-Closing Assignment of Additional Leases

Schedule 7.1(b) Authorized Capital Leases

Schedule 7.5 Liens and Encumbrances

Schedule 7.12 Minimum Quarterly Net Operating Cash Flow

Schedule 7.13 Minimum Quarterly Production Levels (Borrowers’ NRI production)

Schedule 7.13(a) Type Curves Used in Establishing Production and Revenue Covenants

Empire Energy Proposed Drill Sites Hawthorne Operations Area

	Farm Name & Number	Acreage	API Number of Offset Well(s)	GPS Location N/W
				Approx GPS Location
1	Megnin #2	87	22863	41 06 23.67 79 16 39.10
2	Megnin #3		22863	41 06 32.43 79 16 41.27
3	Fleming #2	80.5	22671	41 07 01.85 79 19 15.29
4	Fleming #3		22671	41 07 07.43 79 19 06.04
5	Croyle #4	175	22588, 22589, 22650	41 03 35.86 79 13 22.77
6	Croyle #5		22588, 22589, 22650	41 03 26.89 79 13 26.72
7	Algoe #2	85	23449	41 05 32.89 79 15 13.44
8	Smith #8	175	22613, 22794, 23619, 23648, 23649	41 02 24.11 79 14 39.16
9	Smith #9		22613, 22794, 23619, 23648, 23649	41 02 21.92 79 14 50.77
10	Scotch #3	220	22591, 00985	41 02 49.54 79 14 01.76
11	Miller #2	102	22609	41 04 32.57 79 13 11.27
12	Dinger #7	189	21121, 22683, 22475	41 03 08.80 79 13 00.45
13	Dinger #8		21121, 00989	41 03 11.06 79 13 25.17
14	Huber #3	140	23278, 23258	41 04 16.30 79 12 03.20
15	Huber #5	106	23277, 23257	41 04 40.85 79 11 54.72

Surveyed locations

To be surveyed, GPS coordinates are approx.

[LETTERHEAD OF EMPIRE ENERGY USA LLC]

To:	Macquarie Bank Limited, Treasury and Commodities Group, Metals and Energy Capital Division.
Level 1, 1 Martin Place
Sydney, NSW, 2000
Australia
(“Macquarie”)

Dear Sirs,

AUTHORISED OFFICERS – METALS AND ENERGY CAPITAL

The persons whose names and signatures appear below are authorised on behalf of Empire Energy USA LLC, Empire Energy E&P LLC, and Empire Energy Drilling & Field Services LLC to:

1.	give instructions in respect of; or
2.	negotiate, execute, deliver, and amend any agreement governing all or any of the terms of any,

A.	metals and/or energy transaction;
B.	derivatives transaction or financial product transaction;
C.	loan agreement;
D.	transactions involving the giving, taking, or releasing of security.

Full Name	Title	Signature

Executed by directors

Signed by

Signature of Director	Signature of Director/Secretary
Name (printed): Mr Bruce McLeod	Name (printed): Mr William Waller

Schedule 2.3(d)

Authorized Authorizations for Expenditure (“AFEs”)

EMPIRE DRILLING & FIELD SERVICES, LLC EXPECTED AFE - HAWTHORNE WELLS 1 - 15

				Feet
	AFE - EMPIRE			3,300	NOTES

DESCRIPTION	DRILLING	COMPLETION	TOTAL
Location Cost	$0		$0	0.00%
Title Opinion	$1,000		$1,000	0.63%
Surveying & Permits	$1,400		$1,400	0.88%	Partially inhouse
Excavating	$12,000		$12,000	7.57%	Empire use own equip charge 60% going rate
ENS Plan	$875		$875	0.55%
Drilling / surcharge	$37,422		$37,422	23.61%	Empire rig charge 60% going rate-this if full rate
Run Pipe		$1,650	$1,650	1.04%	Runs at $0.50 / ft
Mud			$0	0.00%
Fuel/water/power			$0	0.00%
Commenting - surface 7”	$4,500	$5,000	$9,500	5.99%
Commenting - Mine string 9 5/8”			$0	0.00%	If hit mine string ~ $12,500
Logging	$6,500		$6,500	4.10%
Frac Pit		$3,500	$3,500	2.21%	Empire use own equip charge 60% going rate
Water Testing	$375		$375	0.24%
Trucking (Fluids)	$3,420		$3,420	2.16%	Empire use own tanker charge 60% going rate
Perforating		$3,500	$3,500	2.21%
Stimulation		$20,000	$20,000	12.62%
Float Equip		$500	$500	0.32%
Float Equip 4.5”		$1,500	$1,500	0.95%
Frac Water		$2,400	$2,400	1.51%	Empire use own tanker charge 60% going rate
Completion Rig		$20,000	$20,000	12.62%	$3,000 Cased Hole $20,000 Open hole
Collled Tubing Unit			$0	0.00%
Fishing & Equip. Lost in Hole			$0	0.00%
Frac Pit Liner		$1,500	$1,500	0.95%
Insurance	$1,350		$1,350	0.85%
Trucking (Fluids)		$2,400	$2,400	1.51%	Empire use own tanker charge 60% going rate
Drill Pit Liner		$1,200	$1,200	0.76%
Administration	$5,000		$5,000	3.15%
Disposal of Fluids		$1,500	$1,500	0.95%	Empire use own tanker charge 60% going rate
Well head services			$0	0.00%
Supervision	$5,000		$5,000	3.15%
Dozer (Frac Job & Disposal)		$2,000	$2,000	1.26%	Empire use own equip charge 60% going rate
Reclamation	$8,000		$8,000	5.05%	Empire use own equip charge 60% going rate
Contingencies			$5,000	3.15%
Intangible Costs	$86,842	$66,650.00	$158,492	75.45%
	54.79%	42.05%
Casting	$14,820	$10,350	$25,170	48.81%
Well Head Equipment & Construction	$0	$10,000	$10,000	19.39%
Tank(s)	$0	$2,200	$2,200	4.77%
Valves & Fittings	$0	$1,870	$1,870	3.63%
Line Pipe	$0	$5,000	$5,000	9.70%
Metering Equipment	$0	$3,000	$3,000	5.82%
Heater	$0	$625	$625	1.21%
Separator	$0	$1,200	$1,200	2.33%
Other Production	$0	$2,500	$2,500	4.85%
Tangible Costs	$14,820	$36,745	$51,565	24.55%
	28.74%	71.26%
TOTAL	$101,662	$103,395	$210,057
	48.40%	49.22%
	$ / Ft.		Feet
Drilling	$ 10.50
Fee		8.00%
Casing
Conductor Pipe 13 3/8”	$ 21.00		200
Mine String 9 5/8”	$ 12.96		0
Surface Casing 7”	$ 8.85		1200
Production Casing 4 1/2”	$ 5.75		1,800
			3,200
Prices 11-16-07	Miller	McJunkin
Conductor Pipe 13 3/8”	$20.50	$19.65
Mine String 9 5/8”	$12.70	$12.99
Surface Casing 7”	$8.70	$9.11
Production Casing 4 1/2”	$6.25	$6.35

Schedule 2.3(d)

Authorized Signatories on Loan Requests

[LETTERHEAD OF EMPIRE ENERGY USA LLC]

To: Macquarie Bank Limited, Treasury and Commodities Group, Metals and Energy

Capital Division.

Level 1, 1 Martin Place

Sydney, NSW, 2000

Australia

("Macquarie")

Dear Sirs,

AUTHORISED OFFICERS — METALS AND ENERGY CAPITAL

The persons whose names and signatures appear below are authorised on behalf of Empire Energy USA LLC, Empire Energy E&P LLC, and Empire Energy Drilling & Field Services LLC to:

1.	give instructions in respect of; or
2,	negotiate, execute, deliver, and amend any agreement governing all or any of the terms of any,

A.	metals and/or energy transaction;
B.	derivatives transaction or financial product transaction;
C.	loan agreement;
D.	transactions involving the giving, taking, or releasing of security.

Executed by directors

Signed by

Signature of Director	Signature of Director/Secretary
Name (printed): Mr Bruce McLeod	Name (printed): Mr William Waller

To: Macquarie Bank Limited, Treasury and Commodities Group, Metals

and Energy Capital Division.

Level 1, 1 Martin Place

Sydney, NSW, 2000

Australia

(*Macquarie")

Dear Sirs,

AUTHORISED OFFICERS - METALS AND ENERGY CAPITAL

The persons whose names and signatures appear below are authorised on behalf of Empire Energy USA LLC, Empire Energy E&P LLC, and Empire Energy Drilling a Field Servioes IX to:

1	give Instructions in respect of; or
2,	negotiate, execute, deliver, and amend any agreement governing all or any of the terms of any,

A.	metals and/or energy transaction;
B.	derivatives transaction or financial product transaction;
C.	loan agreement:,
D.	transactions involving the giving, taking, or releasing of security.

Signature of Director	Signature of Director/Secretary
Name : Mr William Waller	Name: Mr Bruce McLeod

 EMPIRE ENERGY E 8 P LLC

P11 1.724.763.2070' 17 Arentzen Blvd, Suite 0203. Charleroi, PA 15022-1085

Flt 1-724-783.7870 • 820 VVesi Parkwood Drive, PO Box 30, Rural valley, PA 16249

Pit 1-814485-5621 ' 2009 Cherry Alley, PG Bax 228, Hawthorn, PA 18230

Prr 61 2 9254 $648 ' Level 7 151 Macauane Str.1,e1, Sydney, NS'/ l 2000. Austrilio

Schedule 2.5 (a)

Selection Notice

Empire Energy E&P, LLC, a Pennsylvania limited liability company, Empire Energy USA, LLC, a Delaware limited liability company, and Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company (the “Borrowers”), pursuant to that certain Senior First Lien Secured Credit Agreement dated as of _____________________, 2008 (the “Credit Agreement”) among Borrowers and Macquarie Bank Limited, a bank incorporated under the laws of Australia, hereby make the requests indicated below. Capitalized terms used but not otherwise defined herein shall have the same meaning given them in the Credit Agreement.

CONTRACT RATE SELECTION

Borrowers hereby request that the Contract Rate for the Loans advanced pursuant to the Advance Request submitted on _____________, 20__ (the “Advance Request”) be the rate for

LIBOR Loans _____	Base Rate Loans _____.

[If the LIBOR Loan selection is made, Borrowers must add the following:]

The duration of the Initial Interest Period for the LIBOR Loans advanced pursuant to the Advance Request is to be [thirty (30) /sixty (60) /ninety (90)] days after the date of the Loan. The duration of the subsequent Interest Period after the Initial Interest Period is to be [thirty (30) /sixty (60) /ninety (90)] days after the end of the Initial Interest Period.

LIBOR LOAN CONTINUATION OPTION

Borrowers hereby request that certain LIBOR Loans advanced pursuant to the Advance Request submitted on _____________, 20__ be continued beyond the expiration date of the applicable Interest Periods as set forth below.

Length of
			Amount to	Continuing
Current LIBOR		Interest	Continue as	Interest Period
Loan Amounts		Period End	LIBOR Loans	(30, 60 or 90
Maturing ($)	Maturity Date	Date	($)	days)

CONVERSION OPTION FROM LIBOR TO BASE RATE

Borrowers hereby request the following LIBOR Loan conversions, to be effective as _____________, 20__:

		Amount to		Amount to
Current LIBOR		Continue as	Interest	Convert to
Loan Amounts		LIBOR Loans	Period (30, 60	Base Rate Loans
Maturing ($)	Maturity Date	($)	or 90 days)	($)

Borrowers hereby request the following LIBOR Loan conversions, to be effective as _____________, 20__:

CONVERSION OPTION FROM BASE RATE TO LIBOR

Current LIBOR		Interest Period	Amount to
Loan Amounts		(30, 60 or 90	Convert to
Maturing ($)	Maturity Date	days)	LIBOR Loans ($)

EXECUTED this _____ day of ______, 200__.

BORROWERS:

EMPIRE ENERGY E&P LLC
a Pennsylvania limited liability company

By:
Name:
Title:

Empire Energy USA, LLC, a Delaware limited liability company

By:
Name:
Title:

Empire Drilling and Field Services, LLC, a Pennsylvania limited liability company

By:
Name:
Title:

Schedule 2.8(a)
Project Account

We have opened the above account due to Empire having had an energy hedge settlement due to them 5th February in the amount of USD 794.00. (as per direction from Mike Sextro) Account number.

This operating account is a sub-account of MBL’s USD account held with Bank of New York. Maintenance/updating of the sub-account details is done out of Sydney.

Schedule 4.7 Joint Ventures and Partnerships

EMPIRE ENERGY USA LLC
GAS WELLS - COST, API & NRI
Dec-06

Well #	Pleating	Well Name	Allocated Acq Cost		Se/1	NRI	Class	Permit #	Drill Date	County	Acres	Well No.
1	Dom Peoples	Aaron, Marktll	$	..	100.00%	87.50%	DK	37-031-00988	1960	Limestone	20	1
2	H&13#1	Amos, Mark 02		$53,462	10000%	87.50%	OK	37-031-22846	7/29/1997	Limestone		2
3	H&B#1	Agoe, Thomas #1	$		100.00%	87.50%	OK	CLA-21637	1/4/1985	Redbank	50	1
4	H8.13#1	Aljoe, John 01		$82,596	68.67%	58.34%	JV	37-031-23449	7/12/2001	Redbank	86	1
5	H&B#5 or NF	Alehouse, Max #1		$40,154	100.00%	8750%	DK	37-065-23505	811991	Beaver	44	1
6	H&B#5 or NF	Alehouse, Max 02		$106,894	100.00%	97.50%	DK	37-065-24548	3/2001	Beaver		2
7	H&B#5 or NF	Alishouse, Max 43		$53,890	100.00%	87.50%	DK	37-065-24939	5/2003	Beaver		3
8	H&B#1	Dish, O.E.		$1,888	100.00%	87.50%	DK	37-031-00978	12/1955	Redbank	20	1
9	NF	Motes, Col. John W. 41		$3,660	100.00%	87.50%	DK	37-031-00976	5/1943	Redbank	109	1
10	NF	Blotter, Col. John W. 02		$2,254	100.00%	87.50%	DK	37-031-22516	10/1985	Redbank		2
11	NF	BloSzer, Col. Jahn W. 03		$3,660	100.00%	87.50%	DK	37-031-22644	1011990	Redbank		3
12	k&B#1	Brocieus, George OM	$	•	100.00%	87.50%	DK	CLA-21167	7/1983	Redbank	7	1
13	H&B#5 or NF	auffingIce, Dora #3		$1888	100.00%	87.50%	OK	37-031-00983	6/1947	Redbank	85	3
14	Fr&Bgl	Burns, Hefted 41		$10,045	100.00%	87.50%	OK	CLA-21285	4/1984	Limestone	84	1
15	NF	Carrier, H.E. #1		$32,508	100.00%	87.50%	DK	37-065-23301R	7/1941	Seaver	86	1
16	NF	Carrier, H.E. #2	9	32,508	100.00%	87.50%	DK	37-065-23290R	W1941, 1588	Beaver		1
17	Dom Field	Cherie°, U. Heirs #1		$38,771	37.50%	32.81%	PT	37-031-22689	1211993	Redbank	104	1
18	H8.13#5 or NF	Creme, Wary 41		$21,488	62.49%	54.68%	PT	37-031-22588	2/1986	Redbank	175	1
19	H&1345 or NF	Croyle, Mary 02		$5,359	62.49%	54.68%	PT	37-031-22589	2/1988	Redbank		2
20	H&B#5 or NF	Croyle, Mary #3		$48,234	8750%	7658%	PT	37-031-22650	4/1991	Redbank		3
21	H&I3#5 or NF	Diver, Billy #1		$31,333	100.00%	87.50%	OK	37-031-22774	12/1996	Redbank	14	1
22	H&B#5 or NF	bingos, Billy 02		$31,333	100.00%	87.50%	OK	37-031-22773	12/1996	Redbank		2
23	H&I3,45 or NF	Dinger, E.M. 41		$1,888	100.00%	87.50%	OK	37-034-00982	1/1950	Redbank	152	3
24	H&B#5 or NF	Dirges, Michael 01		$29,242	1000.0%	87.50%	OK	CLA-211211,	11/1909	Redbank	189	1
25	H&B#5 or NF	Dipper, MithaeJ #2		$29,242	100.00%	67.50%	OK	37-031-00984	12/1940	Redbank		2
26	H&B#5 or NF	Dirges, Michael #3		$43,973	100.00%	87.50%	OK	37-065-23570	2/5993	Beaver		3
27	H&B#5 or NF	Diver, Michael #4		$43,973	100.00%	8750%	OK	37-031-22682	7/1993	Redbank		4
28	H&B#5 or NF	Dinger, Michael #5		$43,973	100.00%	87.50%	OK	37-031-22683	7/1993	Redbank		5
29	H&B#5 or NF	Dinger, Michael #6		$144,369	100.00%	67.50%	DK	37-065-24475	10/2000	Beaver		6
30	TWP or EQ	Doughesty Bros. 014		$33,038	50.00%	43.75%	JV	37-005-25765	6/1997	Redbank	45	1
31	Dom Field	Dougherty, V.R. ill		$1,838	100.00%	87.50%	DK	37-005-26890	3/1990	Redbank	151	1
32	Dom Field	Dougherty, V.S. 01 A/C		$27,173	75.00%	65.63%	PT	37-031-22651	12/1991	Redbank		2
33	Dom Field	Dougherty, V.R. 02 NC		$35,985	50.00%	43.75%	PT	37-005-24534	6/2002	Redbank		3
34	Dom Field	Dougherty, V.R. 03 A/C	Si	72,119	100.00%	87.50%	DK	37-005-24171	3/1990	Redbank	103	1
35	Dom Peoples	Esker, Banton 41		$-	100.011%	87.50%	DK	37-031-00986	6/1914	Limestone	13	1
36	Dom Peoples	Eaker, Barton 02		$-	100.00%	87.50%	DK	37-031-00987	9/1914	Limestone		2
37	H&B#5 or NF	Eshbaugh, G.W. 41		$143,438	501:0%	4375%	JV	37-031-23110	12/19973	Redbank	40	1
38	H&B#5 or NF	Feninger. Jeffrey 41		$117,753	50.00%	43.75%	JV	37-031-23017	5/1998	Redbank	5	1
39	TWP	Filson, Robed #1		$14,386	25.00%	21.88%	PT	37-005-25060	12/1992	Redbank	140	1
40	H&B#8	Fleming, Paul 41	0	60,849	37.50%	3281%	PT	37-031-22671	1/1993	Limestone	50	1
41	Dom Peoples	Greenawalt, Beinadette 01	$		100.00%	87.60%	DK	CLA-271	11/1996	Redbank	52	1
42	Dom Field	Gruber Bros. #1		$40,491	75.00%	65.63%	PT	37-031-20051R	6/1959	Haw. Bora	116	1
43	Dom Field	Grass Bros. #2		$37,130	31.25%	27.34%	PT	37-031-22704	6/1994	Haw. Bora		2
44	Dom Field	Gruber Bros. #3		$30,334	25.00%	21.88%	PT	37-031-22705	6/1994	Haw.Boro		3
45	H&B/410	Guthrie Sayers 01	$		25.130%	21.88%	PT	37-031-22701	571994	Limestone	50	1
46	TWP or EQ	Hartman, M.D. 41		$91,290	25.00%	21.88%	PT	37-005-25371	10/1994	Red hank	50	1
47	TWP or EQ	Hartman, M.D. #2		$17,569	6667%	58.34%	JV	37-005-26396	412001	Redbank		2
48	TWP or EQ	Redman, M.D. #3	0	32,014	66.67%	58.34%	JV	37-005-26397	4121101	Redbank		3
49	NF	Hetrick, AL #1		$48,266	1110.0094	87.50%	DK	37-065-23270R	5/1987	Beaver	35	1
50	H&S#5 or NF	Hieses, S.Frank #1		$1,888	1E3000%	87.60%	OK	37-031-00977	1941	Redbank	100	1
51	14F	Huber, LB. #1-1064		$40,074	33.33%	29.16%	PT	37-065-23256R	4/1987	Beaver		4
52	H&B#5 or NF	[tuba-, LB. #1-140A		$34,850	33.33%	29.16%	PT	37-065-23257R	611941	Beaver	106	1
53	H&B#5 or NF	Rubes, LB. #2-106A	0	28,168	100.00%	87.50%	OK	37-065-01324	5/1941	Beaver	140	1
54	H8,13#5 or NF	Huber, L.B. #2-1404		$6,565	100.00%	87.50%	OK	37-065-01322	6/1948	Beaver		2
55	H&13#5 or NF	Huber, LB. 03-1064		$37,474	87.50%	76.56%	PT	37-065-23277	411987	Beaver		3
56	H&B#5 or NF	Huber, LB. #4-1064		$1,888	75.00%	65.63%	PT	37-065-23278	10/1941	Beaver		2
57	TWP	Jaworski, Stephen 01		$43,050	37.50%	32.81%	PT	37-005-24971	811992	Redbank	191	1
58	TWP	J8w0c518, Stephen 02		$43,050	37.50%	32.81%	PT	37-005-2498	711992	Redbank		2
59	TWP	Johns, Scott Jr. 01		$47,771	25.00%	21.88%	PT	37-065-23920	311996	Clover	106	1
60	Fl&Bei1	Kennemulis Siverfing,Seoll 01		$1,175	100.00%	87.50%	OK	37-031-23785	1272003	Redbank	100	1
61	118.13$$ 1	Kennemuts, Cla1(bish) #1		$1,113	loam%	87.50%	OK	CLA-21158R	111927	Redbank	83	1
62	NF	Kennosnas, Oarl tbish)#2		$8,166	10000%	87.50%	DK	CLA-216200	Unknown	Redbank		2
63	H&B#2	Kennemues, Dad thenneman) 01		$14,037	100.00%	87.50%	OK	CLA-22429	311985	Redbank	3	1
64	H&B#1	Kennemuth, Dad (siveding) 44		$28,780	1130.001	87.50%	DK	CLA-20826	9/1982	Redbank		4
65	H&B#1	Kennemulh, Dad itsiveding) #5		$7,466	10080%	87.60%	OK	CLA-20827D	11/1980	Redbank		5
66	H&B#2	Kennemulh, Dad twray) 41	Si	19,681	193.00%	87.50%	OK	CLA-74-R-2	12/1981	Redbank	76	1
67	H&B#1	Kennemuth, Michael 42		$108,905	6670%	58.36%	JV	37-031-23460	311996	Redbank
68	H&B#5 or NF	Ughtner, W.E. 41		$43,103	100001	87.50%	DK	37-065-23261R	811941	Beaver	36	1
69	H&B#1	Lucas, Bernadette 02		$17,941	100.00%	87.50%	DK	CLA-21038	10/1982	Redbank		2
70	H&B#[1]	Lucas, Bornatlette 413		$17,930	100.00%	87.50%	DK	CLA-21039	10/1982	Red bank		3
71	H&B#1	Lucas, Bernadette 44	$		100.00%	87.60%	DK	CLA-21040	10/1982	Redbank		4
72	H&B#1	Lucas, Bernadette 05		$32,355	10000%	87.50%	OK	37-031-22869	7/1997	Redbank		5
73	H&B#5 or NF	Lutheran Church Parsonage #1		$108,062	100.00%	87.50%	DK	37-031-23453	10/2001	Redbank	6	1

EMPIRE ENERGY USA
LLC GAS WELLS - COST, API & NRI Dec-06

Well N	Pipeline	Well Name	Allocated Acq Cost		WI	NRI	Class	Permit 5	Drill Date	County	Acres	Well No,
74	Dom Field	McCauley, CA #1	.5	26,212	6250%	54.89%	PT	37-031-22708	611994	Haw.Boro	7	1
75	Dom Field	McCauley, Larry #1		$60,233	37.50%	3281%	PT	37-031-22892	12/1993	Haw.Boro	24	1
76	Dom Field	McCauley, Larry #2	$		87.50%	76.56%	PT	37-031-22697	2/1994	Haw.Boro		2
77	H&B#1	Megnin, Robert #1		$73,539	100.00%	87.50%	DK	37-031-22863	1211997	Limestone	87	1
78	H&B#10	Miles/Petlfuny #1	5	39,239	25.00%	21.88%	PT	37-031-22702	5/1994	Limestone	5	1
79	H&B#10	Miller, Charles B. #1		$69,667	50.00%	43.75%	PT	37-031-22689	1011993	Limestone	80	1
80	H&B#10	Miller, Charles B. #2	$		100.03%	87.50%	DK	37-031-22716	10!1994	Limestone		2
81	H&B#10	Miller, Charles B. 03		$24,873	100.00%	87.50%	DK	37-031-22717	10/1994	Limestone		3
82	H&B#12	Miller, Kenneth $1		$291	100.00%	87.50%	DK	37-031-00989	Unknown	Limestone	48	1
83	H&B#12	Miller, Kenneth #2		$124,670	66.67%	58.34%	PT	37-031-23450	2/2002	Limestone		2
84	H80/5 or NF	Miller, Uoyd #1		$13,402	100.00%	87.50%	DK	37-031-22609	10/1988	Redbank	102	1
85	H&B#5 or NF	Miller, Lois #1		$32,748	25.00%	21.88%	PT	37-031-22738	4/1995	Redbank	124	1
86	H&BN5 or NF	Miller, Wailer #1		$23,912	100.00%	81.50%	DK	37-031-00980R	9/1940	Redbank	64	1
87	H8.13#5 or NF	Miller, Walter #2	5	16,410	62.49%	54.69%	PT	37-031-22692	3/1988	Redbank		2
88	H&S#5 or NF	Miller, Water #3		$29,809	50.00%	43.75%	PT	37-031-22737	2/1995	Redbank		3
89	1-18,13#5 or NF	Miler, Waiter #4		$40,385	10000%	87.50%	DK	37-031-22818	10/1996	Redbank		4
90	H&B#5 or NF	Minick, Roy 51	9	3,399	10000%	87.50%	DK	CLA-21234D	4/1983	Redbank	35	1
91	H&B#1	Nelswenger, C.H. #1		$31,273	68.67%	58.34%	JV	37-031-23444	6/2001	Limestone	101	1
92	H&B#1	Nerswenger, C.H. la		$103,626	100.00%	87.50%	DK	37-031-22837	12/1997	Limestone		2
93	H&B#1	Neiswongey C.H. #3		$36,818	10000%	87.50%	DK	37-031-22984	4/1998	Limestone		3
94	H&B#1	Noiswenger, C.H. #4		$29,332	66.67%	69.34%	JV	37-031-23443	5/2001	Redbank		4
95	H&B#1	Nelo-wonger, C.H. 55		$7,186	100.00%	87.50%	JV	CLA-281	Unknown	Limestone		5
96	H&B#1	Neispecnger, C.K. #8		$52,910	66.67%	58.34%	JV	37-031-23455	8/2001	Redbank		6
97	TWP or EQ	Nolf, Marl V. #1		$111,921	37.50%	32.81%	PT	37-005-24879	7/1992	Redbank	50	1
98	TWP or Efl	Neff, Mad V. $2		$35,184	50.00%	43.75%	PT	37-005-25372	Oct-94	Redbank		2
99	TWP or EQ	Nolf, Marl V. #2 CC		$38,664	50.00%	43.75%	„IV	37-031-22882	Jul-97	Redbank	100	2
100	H&B#5 or NF	Nolf, Mal V. #3		$17,644	25.00%	21.88%	PT	37-005-25574	10/1995	Redbank		3
101	WV or Ea	Nat Mal V. #4		$43,213	65.67%	58.34%	JV	37-005-26398	3/2001	Redbank		4
102	H&B#1	(kr, Thomas 51		$8,202	100.00%	87.50%	DK	CLA-21286	511984	Redbank	8	1
103	H&B#5 or NF	PlySer, Faye B. #1		$2,863	100.00%	87.50%	DK	37-065-01326	5/1941	Beaver	84	1
104	H&EIN5 or NF	Flyer, Faye B. #2		$2,663	103.00%	81.50%	DK	37-065-01325	9/1942	Beaver		2
105	H&B#5 or NF	F1yfer, Faye B. #3		$31,702	100.013%	87.50%	DK	37-466-24107	711997	Beaver		3
106	H&B#5 or NF	PlyIer, Faye B. #4		$66178	100.00%	87.50%	DK	37-065-24474	9/2000	Beaver		4
107	NF	F1y1or, G.W. 51		$62,948	100.00%	87.59%	DK	37-065-23260R	9/1941	Beaver	40	1
108	I-I&B#5 or NF	Reinsel, Nicholas #1		$2,171	100.00%	87.50%	DK	CLA-21819R	Nov-84	Redbank	114	1
109	H&B#11	Reynolds, Susanne #1		$2,228	100.00%	87.50%	DK	031-23599	4/2003	Clarion	63	1
110	H&13#11	Reynolds, Susanne #2		$2,228	100.00%	87.50%	DK	031-23600	6/2002	Clarion		2
111	H&B#5 or NF	Scotch, Mks #1		$-	100.00%	87.50%	DK	37-031-00986	4/1947	Redbank	220	1
112	Roam or NE	Scorch, !Ake #2		$1,890	50.00%	43.75%	PT	37-031-22591	3/1988	Redbank		2
113	EQ	Seeley, Charles #2		$51,695	100.00%	87.50%	DK	37-055-24458	11/2000	Ringgold	108	2
114	H&B#5 or NF	Sherman, Joe #1		$5,819	100.00%	87.50%	JV	031-20635	Unknown	Redbank		1
115	Dom Field	Biped, Kenneth #1		$47,986	25.00%	21.88%	PT	37-005-25373	9/1994	Redbank	91	1
116	EQ	Skyline Dairy 51-410A (Old)		$26,159	100.00%	87.50%	DK
117	EQ	Skyline Dairy 51-76A		$3,569	100.40%	87.50%	DK	37-065-24454	1172000	Ringgold	76	1
118	EQ	Skyline (Wry #2-110A		$539	100.00%	87.50%	DK	37-065-24720	1/2002	Ringgold	110	2
119	NF	Smith, Alvin #1		$8,294	100.00%	87.50%	DK	37-065-01320	5/1941	Beaver		1
120	H&B#5 or NF	Smith, E.A 51		$1,689	100.00%	87.50%	DK	37-065-01321R	on sal	Beaver	100	1
121	NF	5m101, EA 52		$36,031	100.00%	67.58%	DK	37-065-23361	911987	Beaver		2
122	NF	Smith, E.A. #3		$36,031	100.00%	87.50%	DK	37-065-23368	8,[1]1988	Beaver		3
123	NF	Smith, E.A. 54		$36,031	10000%	81.50%	DK	37-065-23369	1/1988	Beaver		4
124	H&B#5 or NF	Smith, H. Louraide NI		$39,637	50.00%	43.75%	PT	37-031-22613	12/1989	Redbank	175	1
125	H&B#5 or NF	Smith, H. Louraine #2		$105,199	100.00%	87.50%	OK	37-031-22794	10/1996	Redbank		2
126	I-I&BW5 or NF	Smith, H. Lcuraine #5		$132,019	10000%	87,50%	DK	031-23619	11/2002	Redbank		5
127	1184#5 or NF	Smith, H. Lour-eine #6	5	205,196	100.00%	87.50%	DK	031-23848	12/2002	Redbank		6
128	H&B#5 or NF	Smith, H. Louraine 47		$137,419	100.00%	87.50%	OK	031-23649	1/2003	Redbank		7
129	NI	Smith, Kenneth #1	5	13,484	5600%	43.75%	PT	37-065-23200	12/1985	Beaver	22	1
130	TWP or AIL	Smith, R. Wesley #1		$79067	56.25%	49.22%	PT	37-065-23656	10/1993	Beaver	73	1
131	TWP	Smith, R. Wesley #2	5	99,850	25.00%	21.e8A,	PT	37-065-23812	3/1996	Beaver		2
132	TWP	Smith, R. Wesley #3	5	99,850	25.00%	21.88%	PT	37-065-23811	3/1996	Beaver		3
133	H&B#5 or NF	Smith, Walker Smith Heirs #2	5	1,883	100.00%	87.50%	DK	37-065-23354R	11/1925	Beaver	177	2
134	H&B#5 or NF	Smith, Walker Smith Heirs #3		$11,174	100.00%	87.50%	DK	37-065-23355R	11/1987	Beaver		3
135	H&B#5 or NF	Smith. Walker Smith Herm #4		$2,663	100.00%	87.50%	DK	37-065-01329	8/1941	Beaver		4
136	H&B#5 or NF	Smith, Wakes Smith Heirs #5		$2683	100.00%	87.60%	DK	37-065-01328	10/1942	Beaver		5
137	H&B#5 or NF	Smith, Walker Smith Heirs #6		$210636	100.00%	87.50%	DK	37-065-24936	6/2003	Beaver		6
138	H&B#5 or NF	Smith, Walker Smith Heirs #7		$215,534	100.00%	87.50%	DK	37-065-24937	7/2003	Beaver		7
139	H&B#5 or NF	Smith. Walker Smith Hens #8		$121,695	100.00%	87.50%	DK	37-065-24938	5/2003	Beaver		8
140	H&B#5 or NF	Smith, Wilbur Jr. 41		$70,364	100.00%	87.50%	DK	37-031-22616	2/1990	Redbank	100	1
141	1-18.13#5 or NF	Smith, Wibuf Jr. #2		$28,141	100.00%	87.50%	DK	37-031-22759	11/1995	Redbank		2
142	NF	Spare, Gary #1		$2492	100.00%	8750%	DK	37-065-23333	9/1987	Beaver	133	1
143	H&B#8	Stahlman, Robert #1		$38,970	100.00%	87.50%	DK	37-031-22614	11/1988	Limestone	60	1
144	H&B#8	Stahlman, Robert #2		$118,829	66.67%	58.34%	JV	37-031-23518	2/2002	Limestone		2
145	H&B#8	Slahlman, Robert #3		$59,462	100.00%	87.50%	OK	031-23642	4/2003	Limestone		3
146	H&B#5 or NE	Thomas, S.E. dl		$1,888	100.00%	87.50%	DK	37-065-01333	1945	Beaver	32	1

EMPIRE ENERGY USA LLC
GAS WELLS - COST, API & NRI
Dec-06

Well #	Pipeline	Well Name		Allocated Acq Cost	WI	14R1	Class	Permit #	Drill Date	County	Acres	Well No.
147	H&B#5 or NF	Thomas, S.E. #2	S	91,262	80.00%	70.00%	JV	37-065-24355	6/2000	Beaver		2
148	Dom Field	Troup, Edward #1		$44,117	65.67%	58.34%	JV	37-031-23562	2/2002	Haw. Boro	2	1
149	H&B#5 or NF	Shilleiumier, Henry #1		$22,059	Imo"	87.50%	DK	37-965-23562	9/1992	Beaver	42	1
150	H&B#7	WIlison, Edwin al		$4,948	100.00%	87.50%	OK	37-031-22608R	911988	Limestone	50	1
151	H&B#7	Willson, &Mtn #2		$4,948	100.00%	137.50%	DK	37-031-22612	1111988	Limestone		2
152	H&B#5 or NF	Wolfgang, DM_ #1		$1,868	100.00%	137.50%	DK	CLA-186-R	1941	Redbank	124	1
153	H&B#5 or NF	Wolfgang, D.M. #2		$1,888	100.16%	8760%	DK	37-031-00979	7/1953	Redbank		2
154	NF	Wolfgang, Leon #1		$20,180	100.00%	87.50%	DK	37-031-225060	111986	Redbank	101	1
155	TWP or ML	Yeaney, Annabelle al	5	68,646	100.00%	87.50%	DK	37-065-23979	611996	Beaver		1
156	H&13#5 or NF	Yeaney, George Jr. #1		$455	100.00%	87.50%	DK	37-031-22746	10/1995	Redbank		1
157	H&B#5 or NF	Yeaney, George R. #1	6		50.00%	4175%	PT	37-031-22593	2/1988	Redbank		1
158	H&B#5 or NF	Yeaney, Woodrow #3		$11,842	100.00%	87.50%	OK	37-065-23399	911989	Beaver		3
159	NF	Yeany, WM. #1		$4,350	85.00%	74.38%	JV	37-031-22559R	1941	Redbank	101	1
160	H&B#5 or NF	Zerby, S.C. #1		$24,506	100.00%	87.50%	OK	37-065-01331R	1944	Beaver	104	1
161	H&B#5 or NF	Zerby, S.C. #2	$		100.00%	87.50%	OK	37-065-01332R	4/1945	Beaver		2
162	Fl&B#5 or NF	Zerby, S.C. #4		$117,675	80.00%	70.00%	JV	37-065-24353	1/2000	Beaver		4
163	H&B#5 or NF	Zerby, S.C. 05		$80,164	80.00%	70.00%	JV	37-065-24357	4/2000	Beaver		5
164	H&B#5 or NF	Zerby, S.C. #6		$58,228	8040%	70.00%	JV	37-065-24358	4/2000	Beaver		6
165	H&B#5 or NF	Zerby, S.C. #7		$54,567	80.00%	70.00%	JV	37-065-24354	2/2000	Beaver		7
166	H&B#1	Zwias, Theodore #1		$-	100.00%	87.50%	DK	CLA-21267	11/1983	Limestone	19	1
167	TWP or EQ	Sherman, Delores #1 (-)		$24,377	50.00%	43.75%	JV	37-005-25826	9/1997	Redbank
168	TWP or EQ	Sherman, Delores #2 rii		$3,713	50.00%	43.75%	JV	37-005-25077	511996	Redbank
				$ 8,4561:09							6,177
	Operating Wells
		(“) Owed by Tevas-Keystone but managed by DK Gas
47+		Pads		$1,900,000

Schedule 4.10 – Litigation

Bruce McLeod confirmed to Alex Underwood on 19 February 2008 that no litigation currently exists against Empire Energy USA LLC, Empire Energy E&P LLC or Empire Energy Drilling and Field Services LLC.

Exhibit "A'

Wells and Interests

Well Hams	Mil	14,101	Class	Permit 4	County	Acres	Well No.
Aaron, Mark #1	100.00%	87.50%	DK	37-031-00988	Limestone	20	1
Aaron, Mark 42	100.00%	87.50%	DK	37-031-22646	Limestone		2
Mose, Thomas 41	100.00%	87.50%	DK	CLA-21637	Redbank	50	1
Aljse, John #1	66.67%	58.34%	JV	37-031-23449	Redbank	96	1
Alehouse, Max #1	100,00%	87.50%	DK	37-065.23505	Beaver	44	1
Alehouse, Max 42	100.00%	87.50%	DK	37-085-24548	Beaver		2
Aishouse, Max 43	100.00%	87,50%	DK	37-065-24939	Beaver		3
8sh, O.E.	10000%	87.50%	DK	37-031-00978	Redbank	20	1
Blotter, Col John W. 41	100.00%	87.50%	DK	37-031-00976	Redbank	109	1
Blotter, CoL John K #2	100.00%	87.59%	DK	37-031-22516	Redbank		2
Slater, Cot. John W. #3	100.00%	87.50%	DK	37-031-22644	Redbank		3
&aims, George 41	100.00%	87.50%	DK	CLA-21 1 67	Redbank	7	1
Scerigton, Dora 43	100.00%	8750%	DK	37-031-00983	Redbank	85	3
Bums, Herbert #1	100.00%	87.50%	DK	CLA-21285	Limestone	84	1
Canier, H.E. #1	100.00%	87.50%	DK	37-065-233018	Beaver	86	1
Carrier, H.E. #2	100.00%	87.60%	DK	37-065-23296R	Beaver		1
Chence, L.J. Heirs 61	37.50%	32.81%	PT	37-031-22689	Redbank	104	1
Croyle, Mary 41	62.49%	54.68%	PT	37.031-22588	Redbank	175	1
Cm*, Mary 42	62.49%	54.68%	PT	37-031-22589	Redbank		2
Crole, Mary 43	87.50%	76.55%	PT	37-031-22650	Redbank		3
Oinger, Bey 41	100.00%	87.50%	DK	37.031-22774	Redbank	14	1
Clinger, 9 /hi 42	100.00%	87.50%	DK	37-031-22773	Redbank		2
Unger, E.M. #1	100.00%	87.50%	DK	37-031-00982	Redbank	152	3
Unger, Michael #1	100.00%	87.50%	DK	CLA-21121P	Redbank	189	1
Dings% Mkhael #2	100.00%	87.50%	DK	37.031-00984	Redbank		2
flinger, Michael 43	100.00%	87.50%	DK	37-065-23570	Beaver		3
Singer, Michas,/ #4	100.00%	8750%	DK	37-031.22682	Redbank		4
Dinger, Michael #5	10000%	87.50%	DK	37-031-22683	Redbank		5
Dingel, Wheal 46	10900%	87.50%	DK	37-065-24475	Beaver		8
Daugherty Brea. #1A	50.00%	43.75%	JV	37-005-25765	Redbank	45	1
Dougherty. V.R. 01	100.00%	87.50%	DK	37-005-26890	Redbank	151	1
Dewberry. V.R. 41NC	75.00%	65,63%	PT	37-031-22651	Redbank		2
Dougherty, V R. #2 NC	50.00%	43.75%	PT	37-005-24534	Redbank		3
Dougherty, V.R. #3 NC	100.00%	87.50%	DK	37-005-24171	Redbank	103	1
Eaker, Baden 41	100.00%	87.50%	DK	37-031-00986	Limestone	13	1
Eaker, Sartori 42	100.00%	87.50%	DK	37-031-00987	Limestone		2
Eshbaugh, O.W. 91	50.00%	43.75%	JV	37-031.23110	Redbank	40	1
Ferriage r, Jeffrey 41	50.00%	43.75%	JV	37-031-23017	Redbank	5	1
Filson, Robert #1	25.03%	21.88%	PT	37-005-25060	Redbank	140	1
Fleming, Paul #1	37.50%	32.81%	PT	37-031-22671	Limestone	50	1
Greenalvak Bernadette 41	100.00%	87.50%	DK	CLA-271	Redbank	52	1
Gruber BIOS. #1	75.00%	65.63%	PT	37-031-20051R	Haw.Boro	116	1
Gruber Bros. 42	31.25%	27.34%	PT	37.031.22704	Haw,Boro		2
Gruber Bras. #3	25.00%	2188%	PT	37-031-22705	Haw.Boro		3
Guthrie Sayers #1	25-00%	21.88%	PT	37-031-22701	Limestone	50	1
Hartman. M.D. 91	25.00%	21.68%	PT	37.05-25371	Redbank	50	1
Harknan, M.D. #2	8567%	58.34%	JV	37-005-26306	Redbank		2
Hartman, MD. 43	68.67%	58.34%	JV	37-005-26397	Redbank		3
Hetrick, AL 41	100.00%	87.50%	DK	37-065-23270R	Beaver	35	1
Rimes, S,Frank #1	100.00%	87.50%	DK	37-031-00977	Redbank	100	1
Huber, LB. #1-106A	33.33%	29.16%	PT	37-065-23258R	Beaver		4
Huber, LEL 41-140A	33.33%	29.16%	PT	37-065-23257R	Beaver	106	1
Huber, L.B. #2-1064	100.00%	87.50%	DK	37-065-01324	Beaver	140	1
Huber, L B. #2-140A	100.00%	87.50%	DK	37-065-01322	Beaver		2
Huber, LB. 93-1013A	8750%	76.56%	PT	37-065-23277	Beaver		3
Huber, LB. 44-106A	75.00%	65.63%	PT	37-065-23278	Beaver		2
Javrorski, Stephen 41	37.50%	32.81%	PT	37-005-24971	Redbank	191	1
Jawerski, Stephen 42	37.50%	32.81%	PT	37-005-2498	Redbank		2
Jahns, Scott Jr. #1	25.00%	21.88%	PT	37-065-23920	Clover	106	1
Kennemuth Siorilrig,Scott 41	100.00%	87.50%	DK	37-031-23785	Redbank	100	1
Kenna muth, Dad (blshl 41	100.00%	87.50%	DK	CLA-21 158R	Redbank	83	1
Kennemuth, Dad (IAN 42	100.00%	87.50%	DK	CLA-216200	Redbank		2
Kennemulh, Dan ihenneman) 41	100.00%	67.50%	OK	CLA-22429	Redbank	3	1
Kennemuth, Darl {sHerling.)*4	100.00%	6750%	DK	CLA-20826	Redbank		4
Kennemulh, Darl {shrerling} #5	100.00%	87,50%	DK	CLA-20827D	Redbank		5
Kennemuth, Dad {w ray} #1	100.00%	87.50%	DK	CLA-74-R-2	Redbank	76	1
Kennemuth, Michael 42	66.70%	58.36%	JV	37-031-23460	Radbank
Lightner, W.E. #1	100.00%	87.50%	DK	37-065-23261R	Beaver	36	1
Lucas, Bernadette 42	100.00%	87.50%	DK	CLA-21038	Redbank		2
Lucas, Bernadette 43	100.00%	87.50%	OK	CLA-21039	Redbank		3
Lucas, &medal% #4	100.00%	87,60%	DK	CLA-21040	Redbank		4
Lucas, Bercadetle #5	100.00%	87.50%	OK	37-031-22859	Redbank		5
Lutheran Church Parsonage 01	100.00%	87.50%	DK	37-031-23453	Redbank	8	1

Exhibit "A"

Wells and Interests

Well Name	Wi	NRI		Class	Permit #	County	Acres	Wail Ho.
McCauley, CA. #1	62.50%	54.69%		PT	37.031-22706	Haw.Eloro	7	1
McCaley, Larry #1	37.50%	32.81%		PT	37-031-22892	Ilaw.Bore	24	1
McCauley, Larry 42	87.50%	76.56%		PT	37-031-22697	Naw.Boro		2
Magnin, Robert 41	100.00%	87.50%		OK	37-031-22863	Limestone	87	1
Miles/Pettruny 41	2500%	21.88%		PT	37-031-22702	Limestone	5	1
MDIer, Charles 8.41	50.00%	43.75%		PT	37-031.22688	Limestone	80	1
Wier, Charles B. 42	100.00%	87.50%		OK	37-031-22716	Limestone		2
MINT', Charles 8. #3	100.00%	8	/.50%	OK	37-031-22717	Limestone		3
Miler, Kenneth #1	100.00%	87.50%		OK	37.031-00989	Limestone	48	1
Miler, Kenneth #2	66.67%	58.34%		PT	37-031-23450	Limestone		2
Miller, Lloyd 141	100.00%	8	/.50%	DK	37-031.22609	Redbank	102	1
Milier, Lots 41	25.00%	21.88%		PT	37.031-22738	Redbank	124	1
Miller, Wafter #1	100.00%	87.50%		DK	37-D31-00980R	Redbank	64	1
Miller, Wafter #2	62.49%	54.68%		PT	37-031-22592	Redbank		2
Miller. Wafter #3	50.00%	43.75%		PT	37-031-22737	Redbank		3
Miller, Waiter 44	100.00%	87.50%		OK	37-031-22618	Redbank		4
Minkt, Roy 41	100.00%	87.50%		DK	CLA-21 234D	Redbank	35	1
Neisivonger,G.H. 41	660714	5834%		JV	37.031-23444	Limestone	101	1
Nelswonger, C.H. #.2	100.00%	87.50%		DK	37-031-22837	Limestone		2
Nelswonger, CR 43	100,00%	87.50%		DK	37-031-22984	Limestone		3
Nelsworger, C.H. #4	66.67%	5814%		JV	37-031.23443	Redbank		4
Neisworger, C.H. 45	100.00%	87.50%		JV	CLA-281	Limestone		5
Neiswonger, C.H. 46	66.67%	58.34%		JV	37-031-23455	Redbank		6
WIC Mad V. #1	37.50%	32.81%		PT	37-005-24879	Redbank	SD	1
Noll; Marl V. 42	50.00%	43,75%		PT	37-005-25372	Redbank		2
WO, Marl V. #2 CC	50.00%	43.75%		JV	37-031-22682	Redbank	100	2
Noir, Marl V. #3	25.00%	21.88%		PT	37-005-25574	Redbank		3
Ralf, Marl 0.04	NW%	58.34%		JV	37-005-26308	Redbank		4
Orr. Thomas 41	100.90%	87.50%		OK	CLA-21 286	Redbank	B	1
Plyler, Faye B. 81	100.00%	87.50%		DK	37-065-01326	Beaver	84	1
Plyler, Faye B. 42	10000%	87.50%		DK	37.065-01325	Beaver		2
Niter, Faye B. 83	100.00%	87.50%		DK	37-065-24107	Beaver		3
Plyler, Faye B. 44	10000%	87.50%		DK	37-065-24474	Beaver		4
Plyler, G.W. #1	100.00%	87.50%		DK	37-085-23260R	Beaver	40	1
Reinsel, Nicholas 41	10000%	87.50%		DK	CLA-21815R	Redbank	114	1
Reynolds, Susanne frl	100.90%	87.50%		DK	031-23599	Clarion	83	1
Reynolds, Susanne 42	100.00%	87.50%		DK	031.23600	Clarion		2
Scotch, 1A6te #1	100.00%	87.50%		DK	37-031-00985	Redbank	220	1
scam, mu #2	50.00%	43.75%		PT	37-031-22591	Redbank		2
Seeley. Charles 42	100.00%	87.50%		DK	37-065-24458	Ringgold	108	2
Shown, Joe #1	100.00%	87.50%		JV	031.20835	Redbank		1
Sigworth, Kenneth 01	25.00%	KM%		PT	37-005-25373	Redbank	91	1
Skyline Dairy #1-110A (Old)	100.00%	87.50%		DK
Skyline Dairy/if-76A	100.60%	87.50%		DK	37.065-24454	Ringgold	76	1
Skyiine Cary #2-110A	100.00%	87.50%		DK	37-065-24720	Ringgold	110	2
Smith, AO #1	100.00%	87.50%		DK	37-085-01320	Beaver		1
Smith, E.A. 41	100.00%	87.50%		DK	37.065-01321R	Beaver	100	1
Smith, EA. 42	10000%	87.50%		DK	37-065-23361	Beaver		2
Smith E-4, 43	10000%	87.50%		DK	37-065-23368	Beaver		3
Smith, EA. #4	10000%	87.50%		DK	37-065-23369	Beaver		4
Smith, H. Louralne 41	50.00%	43.75%		PT	37-031-22613	Redbank	175	1
Smith, H. Louraine #2	10000%	87,50%		DK	37-031-22794	Redbank		2
Smith, H. Louraine 85	100.00%	87.50%		DK	031-23619	Redbank		5
Smith, H. Louralne 46	100.00%	87.50%		OK	031-23648	Redbank		6
Smith, H. Louraine 47	100.00%	87.50%		DK	031-23649	Redbank		7
Smith, Kenneth 41	50.00%	43,75%		PT	37-065-23200	Heaver	22	1
Smith, R. Wesley 41	5625%	4922%		PT	37.065-23556	Beaver	73	1
Smith, R. Wesley 42	25.08%	2188%		PT	37-055-23812	Beaver		2
Smith, R. Wesley 83	25,00%	21.88%		PT	37-085-23811	Beaver		3
Smith, Walker Smith Heirs #2	100.00%	87.50%		OK	37.065-23354R	Beaver	177	2
Smith, Welker Smith Heirs #3	100.00%	87.50%		DK	37-065-23355R	Beaver		3
Smith, Walker Smith Heirs 44	100.00%	87.50%		DK	37-065-01329	Beaver		4
Smith, Walker Smith Heirs 45	10000%	87.50%		DK	37-065-01328	Beaver		5
Smith, Walker Smith Heirs #6	100.00%	87.50%		DK	37.065-24936	Beaver		B
Smith, Walker Smith Heirs 47	100.00%	87.50%		OK	37-085-24937	Beaver		7
Smith, Walker Smith Heirs #8	100.00%	87.50%		DK	37-065.24938	Beaver		8
Smith, Wilbur Jr. 41	100,00%	87.50%		OK	37-031-22816	Redbank	100	1
Smith, Wilbur Jr. 42	10000%	87.50%		DK	37-031-22759	Redbank		2
Spare, Gary #1	100.00%	87.50%		DK	37-065-23333	Beaver	133	1
Stahlman, Robert #1	100.00%	87.50%		DK	37-031-22614	Limestone	60	1
Stahiman, Robert #2	65.67%	58.34%		JV	37-031-23518	Limestone		2
Stahiman, Robed 43	400.00%	87,50%		DK	031-23642	Limestone		3
Thomas, S.E. #1	100.00%	87,50%		DK	37-065-01333	Deaver	32	1
Thomas, S.E. #2	80.00%	70.00%		JV	37-065-24355	Beaver		2
Troup, Edward #1	65.67%	58.34%		JV	37-031-23582	Haw.aoro	2	1
WIlaiumier, Henry 41	100.00%	87.50%		DK	37-065-23562	Beaver	42	1
WilEson, Edwin 41	10000%	87.50%		DK	37-031.22608R	Limestone	50	1

Exhibit 'A'

Wells and interests

Well Name	W1	NR1	Class	Permit /I	County	Acres	Well No.
1M111son, Edwin #2	100.00%	81.50%	DK	37-031-22512	Limestone		2
Wo?fgang, D.M. #1	100.00%	87.50%	DK	CLA-1136-R	Redbank	124	1
WoUgang, Did. #2	100.00%	87.50%	DK	37-031-00979	Redbank		2
Wottgang, Leoa 01	10000%	87.50%	DK	37.031-22506D	Redbank	101	1
Yeanay, Annabelle #1	100.00%	87.50%	DK	37-065-23979	Beaver		1
Yeaney, George Jr, #1	100.00%	87.50%	DK	37-031-22746	Redbank		1
Yeaney, George R. #1	50.00%	43.75%	PT	37.031-22593	Redbank		1
Yeaney, Woodrow 03	102.00%	87.50%	DK	37-065-23399	Beaver		3
Yeany, W.W. #1	85.00%	74.38%	JV	37-031-22559R	Redbank	101	1
Zety, S.C. #1	100.00%	87.50%	DK	37-065-01331R	Beaver	104	1
Zerby, S.C. #2	103.00%	87.50%	DK	37-065-01332R	Beaver		2
Zerby, S.C. #4	80.00%	70.00%	JV	37-065-24353	Beaver		4
Zerby, S.C. 05	80.00%	70.00%	IV	37-065-24357	Beaver		S
Zerby, S.C. #6	80.00%	70.00%	IV	37.065-24356	Beaver		6
Zerby, S.C. #7	80.00%	73.00%	JV	37-065-24354	Beaver		7
ZwIss. Theodore #1	100.00%	87.50%	DK	CLA-21267	Limestone	19	1
Sherman, Delores IN In	50.00%	43.75%	JV	37-005-25626	Redbank
Sherman, Delores 52 (-1	50.00%	43.75%	JV	37-005-25077	Redbank

rl Owned by TexasKeyslone but managed by

DK Gas Puds

Schedule 4.12 Indebtedness

4:18 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of January 31, 2008

Jan 31, 08
ASSETS
Current Assets
Checking/Savings
10000 • Bank Accounts
10040 • Checking - Distribution 0804	977.96
10041 Estate Account - GW Plyler	821.63
10050 • CD - PA Well Bond Natl City	25,000.00

Total 10000 • Bank Accounts	26,799.59

99000 • Corporate Bank Accounts
99010 • Checking - National City 1441	15.462.91
99020 • Checking -S & T Bank 7782	161,088.20
Total 99000 • Corporate Bank Accounts	176,551.11

Total Checking/Savings	203,350.70

Accounts Receivable
11000 • Accounts Receivable
11000.1 - AR - Local Gas Sales	8,408.47
11000.2 • AR - Metered Gas Sales	165,000.00
11000 • Accounts Receivable - Other	78,934.62

Total 11000 • Accounts Receivable	252,343.09

Total Accounts Receivable	252,343.09

Other Current Assets
11500 • AR - Tending & Fees	10,500.00
12000 • Other Currant Asset
12070 • Security Deposits Paid	6,680.00
12080 • Receivable From Empire Drilling	444,838.57

Total 12000 - Other Current Asset	451,518.57

12500 • Prepaid Insurance	79,869.00
12510 • Prepaid Health Insurance	9,487.73

Total Other Current Assets	551,375.30
Total Current Assets	1,007,069.09

Fixed Assets
13000. Property/Equipment
13010 • Land	5,000.00
13030 • Buildings	60,000.00
13031 • Buildings - Accumulated Depr	(1,730.57)
13040 Equipment	23,000.00
13041 • Equipment -Accumulated Depr	(5,366.19)
13050 • Autos/Trucks	20.322.00
13051 • Autos/Trucks - Acc Depr	(4.741.48)
13060 • Developed/Producing Wells	7,723,962.00

4:18 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of January 31, 2008

Jan 31, 08
13065 • Producting Wells - Acc	(726,244.00)
Depletn 13070 • Proven Undeveloped	1,900,000.00
Wells 13080 • Intangibles	70,000.00
13081 • Intangibles - Accumulated Depr	(12,878.23)

Total 13000 • Property/Equipment	9,051,323.53

Total Fixed Assets	9,051,323.53

Other Assets
99100 • Intangible Assets
99113 • Loan Acquisition Fees	50,975.00
99120 • Accumulated Amortization	(7,433,86)

Total 99100 • Intangible Assets	43,541.14

Total Other Assets	43,541.14

TOTAL ASSETS	10,101,933.76

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
20000 • Accounts Payable	255,170.30

Total Accounts Payable	255,170.30

Other Current Liabilities
20500 • AP-Distribution	125,374.14
21990 • Accrued Payroll	2,100.00
22000 • Payroll Liabilities
22010 • Federal Income Tax W/H	397.00
22020 • Medicare W/H	52.41
22030 • FICA W/H	220.84
22040 • State Income Tax W/H	822.40
22050 • Local Income Tax Will	373.19
22080 • Accrued PA LUC	890.99
22110 • AFLAC	24.17
22150 • Accrued Vacation	2,648.00
22000 - Payroll Liabilities - Other	185.38
Total 22000 • Payroll Liabilities	5,614.38

22160 • Accrued Plugging Costs	229,206.00
22180 • Accrued LOR GW Plyler Estate	2,384.92

4:18 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of January 31, 2008

Jan 31,08
99200 • Corporate - Other Cur
Liability 99210 • Line of Credit-S&T	2,000,000.00
99240 • Loan Payable - S&T	4,175,496.40
99250 • Note Payable - Imperial Res LLC	111,000.00
99270 • Loan Payable - Standard Funding	48,441.61
Total 99200 • Corporate • Other Cur Liability	6,334,938.01

Total Other Current Liabilities	6,699.617.45

Total Current Liabilities	6,954,787.75

Total Liabilities	6,954,787.75

Equity
39000 • Retained Earnings	(721,954.47)
99300 • Equity	3,910,143.00
Net Income	(41,042.52)
Total Equity	3,147,146.01

TOTAL LIABILITIES & EQUITY	10,101,933.76

4:17 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of December 31, 2007

Dec 31, 07
ASSETS
Current Assets
Checking/Savings
10000 • Bank Accounts
10040 • Checking - Distribution 0804	1,190.46
10041 • Estate Account - GW Plyler	821.63
10050 • CD - PA Well Bond - Natl City	25,000.00

Total 10000 • Bank Accounts	27,012_09

99000. Corporate Bank Accounts
99010 • Checking - National City 1441	12,337.40
99020 • Checking - S & T Bank 7782	106,727.15

Total 99000 • Corporate Bank Accounts	119,064.55

Total Checking/Savings	146,076.64

Accounts Receivable
11000 • Accounts Receivable	249,188.69

Total Accounts Receivable	249,188.69

Other Current Assets
12000 • Other Current Asset
12070 • Security Deposits Paid	6,680.00
12080 • Receivable From Empire Drilling	(206.576.04)

Total 12000 Other Current Asset	(199,895.04)

12001 • Undeposited Funds	719.00
12500 • Prepaid Insurance	88,733.70
12510 • Prepaid Health Insurance	7,140.57

Total Other Current Assets	(103,302.77)

Total Current Assets	291,962.56

Fixed Assets
13000 • Property/Equipment
13010 • Land	5,000.00
13030 • Buildings	60,000.00
13031 • Buildings - Accumulated Depr	(1,602.36)
13040 • Equipment	294,500.00
13041 • Equipment -Accumulated Depr	(63,807.85)
13050 • Autos/Trucks	570,500.00
13051 • Autos/Trucks - Acc Depr	(93,585.78)
13050 • DevelopedfProducing Wells	7,723,962.00
13065. Producting Wells -Acc Depletn	(671,244.00)
13070 • Proven Undeveloped Wells	1,900.000.00

4:17 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of December 31, 2007

Dec 31,07
13080 • Intangibles	70,000.00
13081 • Intangibles -Accumulated Depr	(12,489.34)

Total 13000 • Property/Equipment	9,781.232.67

Total Fixed Assets	9,781,232.67

Other Assets
99100 • Intangible Assets
99113 • Loan Acquisition Fees	50,975 00
99120 • Accumulated Amortization	(6,371.88)

Total 99100 Intangible Assets	44,603 12

Total Other Assets	44,603.12

TOTAL ASSETS	10,117,798.35

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
20000 • Accounts Payable	222,775.25

Total Accounts Payable	222,775.25

Other Current Liabilities
20500 • AP-Distribution	121,000.00
21990 • Accrued Payroll	2,100.00
22000 • Payroll Liabilities
22010 • Federal Income Tax WIN	397.00
22020 • Medicare W/H	52.41
22030 • FICA W!H	220.84
22040 • State Income Tax W!H	109.73
22050 • Local Income Tax W/H	141.03
22080 • Accrued PA U/C	1.79
22110 • AFLAC	24.17
22150 • Accrued Vacation	2,648.00
22000 • Payroll Liabilities - Other	(0.32)

Total 22000 • Payroll Liabilities	3,594.65

22160 • Accrued Plugging Costs	229,206.00
22180 • Accrued LOR GW Plyler Estate	2,155.45

4:17 PM	Empire Energy E & P, LLC
02/25/08	Balance Sheet
Accrual Basis	As of December 31, 2007

Dec 31,07
99200 • Corporate - Other Cur
Liability 99210 • Line of Credit-S&T	2,000,000.00
99240 • Loan Payable - S&T	4,175,496.40
99250 • Note Payable - Imperial Res LLC	111,000.00
99270 • Loan Payable - Standard Funding	62,282.07

Total 99200 • Corporate - Other Cur Liability	6,348,778.47

Total Other Current Liabilities	6,706,834.57

Total Current Liabilities	6,929,609.82

Total Liabilities	6,929,609.82

Equity
39000 • Retained Earnings	24,240.49
99300 • Equity	3,910.143.00
Net Income	(746.194.96)
Total Equity	3,188,188.53

TOTAL LIABILITIES & EQUITY	10,117,798.35

4:20 PM	Empire Drilling & Field Services, LLC
02/25108	Balance Sheet
Accrual Basis	As of January 31, 20013

Jan 31, 08
ASSETS
Current Assets
Checking/Savings
10000 • Bank Accounts
10010 • Checking - National City - 1364	23,503.91

Total 10000 • Bank Accounts	23,503.91

Total Checking/Savings	23,503.91

Accounts Receivable
11000 • Accounts Receivable	11,556.72

Total Accounts Receivable	11,556.72

Other Current Assets
12000 • Other Current Asset
12060 • Receivable from ANR	61,520.13

Total 12000 • Other Current Asset	61,520.13

Total Other Current Assets	61,520.13

Total Current Assets	96,580.76

Fixed Assets
13000 • PropertylEquipmenet
13040 • Equipment	271,500.00
13045 • Equipment -Accum Depr	(63,349.99)
13050 • Autos/Trucks	553,712.54
13051 • Autos/Trucks - Acc Depr	(96,456.21)
Total 13000 • Property/Equipmenet	665,406.34

Total Fixed Assets	665,406.34

TOTAL ASSETS	761,987.10

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
20000 • Accounts Payable	16.766.06
20050 Payable to Empire E&P	444,602.63
Total Accounts Payable	461,368 69

Other Current Liabilities
22000 • Payroll Liabilities
22150 • Accrued Vacation	2,676.00
21990 • Accrued Payroll	4,011.00
Total 22000 • Payroll Liabilities	6,687.00

Total Other Current Liabilities	6,687.00

Total Current Liabilities	468,055.69

Total Liabilities	468,055.89

Equity
32000 • Members Equity	276,821 82
Net Income	17,109.59
Total Equity	293,931.41

TOTAL LIABILITIES 8. EQUITY	761,987.10

4:27 PM	Empire Drilling & Field Services, LLC
02/20/08	Balance Sheet
Accrual Basis	As of December 31, 2007

Dec 31, 07
ASSETS
Current Assets
Checking/Savings
10000 • Bank Accounts
10010 • Checking - National City -1364	13,668.88

Total 10000 • Bank Accounts Total	13,668,88

CheckinglSavings	13,668.88

Accounts Receivable
11000 • Accounts Receivable	441.64

Total Accounts Receivable	441.64

Other Current Assets
12000 • Other Current Asset 12080 • Receivable from ANR	61,520.13
Total 12000 - Other Current Asset 12001 •	61,520.13

Undeposited Funds
601.88
Total Other Current Assets Total Current Assets	62,122.01

Fixed Assets
76,232.53
13000 • PropertylEquipmenet 13050 •
Autos/Trucks
13051 • Autos/Trucks - Acc Depr

Total 13000 • Propetty/Equipmenet Total	3,534.54
(354.00)
Fixed Assets	3,180,54

TOTAL ASSETS	3,180.54

LIABILITIES & EQUITY Liabilities
Current Liabilities Accounts Payable	79,413.07
20000 • Accounts Payable	2,480.29
20050 • Payable to Empire E&P	(206,576.04)

Total Accounts Payable	(204,095.75)

Other Current Liabilities
22000 • Payroll Liabilities
22160 • Accrued Vacation	2,676.00
21990 • Accrued Payroll	4,011.00

Total 22000. Payroll Liabilities	6,687.00

Total Other Current Liabilities	6,687.00

Total Current Liabilities	(197,408.75)

Total Liabilities	(197,408.75)

Equity
Net Income	276,821.82
Total Equity	276,821.82

TOTAL LIABILITIES & EQUITY	79,413.07

Schedule 4.16 Environmental Matters

Geological Engineering Services, Inc.	PO Box 444 Indiana, PA 15701 Office: 724-388-3757 Fax: 724-354-9011

November 13, 2006

EMPIRE ENERGY USA, LLC Environmental Compliance

Purpose of Investigation

Geological Engineering Services, Inc. has been retained by Empire Energy USA, LLC to evaluate environmental compliance on and around certain natural gas producing assets located in various counties in western Pennsylvania.

Sources of Information

Information used during this valuation and contained herein was obtained from Empire Energy USA, LLC, field inspection of well sites and the archives of Geological Engineering Services, Inc.

Setting

The producing assets under evaluation are located in various counties in western Pennsylvania, predominately in Clarion, Jefferson & Armstrong Counties. The majority of the producing assets are older natural gas wells. Well sites and pipeline rights-of-way have been reclaimed on all sites. Most wells are in production and are equipped with brine/oil storage tanks and various other production equipment.

The well sites were inspected during the second week of October, 2006. No significant precipitation events occurred during the inspections.

Methodology

An on-site inspection of each well site was conducted. Each site was examined for completion and adequacy of backfilling, re-growth of vegetation, erosion and sediment transport controls, containment of production fluids and/or crude oil, and the presence of Best Management Practices (as defined by the Pennsylvania Department of Environmental Protection). The factors above were reviewed to determine each well site's compliance to Pennsylvania environmental requirements and law.

Evaluation

Approximately one hundred seventy (170) wells sites were inspected. All sites were found with adequate backfilling and re-growth of vegetation. No open drill pits were observed.

Several access roads were found with minor rutting. General grading on these lease roads would correct the ruts. Ditch lines appeared to be adequate to control surface run-off and sediment transport.

No evidence of sediment transport from well site to waters of the Commonwealth was observed.

Brine/crude oil storage tanks were structurally sound with valves in good working order. No significant leakage or spillage was observed. A few wells exhibited crude oil leakage on and around the wellhead, but the environmental impact was viewed as minimal and no evidence of crude oil transport off-site was observed.

Pipeline risers and drips exhibited only minimal evidence of leakage and spillage.

Best Management Practices (BMP's) such as cross-drains, ditch lines, sediment traps, rock entrance construction, turn-outs and filter fence were in evidence. These BMP's appeared to be functioning as planned.

No evidence of environmental law non-compliance was observed.

Conclusions

The well site inspection of approximately 170 well sites found no evidence of noncompliance to Pennsylvania environmental regulations and requirements.

Based upon the condition of the well sites and producing assets during the inspection period, no local or state agency should have reason to issue a non-compliance violation at any of the well sites.

Recommendations

Geological Engineering Services, Inc. recommends the follow to prevent future environmental non-compliance issues.

General access road grading: General road maintenance will keep the roadway crowned and direct surface run-off to ditch lines. Ruts in access roads provide a pathway for surface run-off resulting in excessive erosion. General maintenance, when necessary, will reduce erosion and sediment transport.

Minor leakage around wellheads: Wells with oil production inevitably leak crude oil from fitting and connections. Well maintenance personnel should be instructed to clean leakage with oil absorbent pads and properly dispose of the oil soaked pads. Attention to leakage clean up will prevent the possibility of crude oil being carried by run-off off the well site and possibly into the waters of the Commonwealth.

Re-vegetation: Well maintenance personnel should regularly inspect each well site, ditches and pipeline rights-of-ways for proper re-vegetation and continued growth. Any areas exhibiting inadequate growth should be reseeded. Adequate re-vegetation will reduce erosion and sediment transport.

Disclaimer

The findings, opinions and recommendations herein are based upon the available data and are a result of generally accepted engineering practices. The findings, opinions and recommendations herein may change if additional data becomes available. Geological Engineering Services, Inc. has no financial interest in the producing assets under evaluation, nor with any party associated with these producing assets.

This environmental evaluation is based upon conditions as of the date of the field inspections. Geological Engineering Services, Inc. cannot be responsible for future adverse changes to the condition of the inspected well sites.

Geological Engineering Services, Inc. has no financial interest in Empire Energy USA, LLC. The findings, opinions and recommendations herein are separate and apart from any financial business or compensation Geological Engineering Services, Inc. has or may have with Empire Energy USA, LLC.

Cordially,

Geological Engineering Services, Inc.

/s/John LaVelle

John LaVelle

Professional Geologist #PG002204G Geological Engineering Services, Inc.

Schedule 4.20

Contingent Liabilities

NONE

Schedule 4.22 Unpaid Bills

5:42 PM	Empire Drilling & Field Services, LLC
02120/08	A/R Aging Summary
As of January 31, 2008

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ANR	5,341.98	2,824.80	(7420.20)	4,595.66	0.00	5,342.24
John L Crawford Inc	5,773.10	0.00	0.00	0.00	0.00	5,773.10
Keihi's Hauling Services	0.00	441.38	0.00	0.00	0.00	441.38
TOTAL	11,115.08	3,266.18	(7,420.20)	4,595.66	0.00	11,556.72

4:34 PM	Empire Drilling & Field Services, LLC
02/20/08	Customer Balance Summary
As of January 31, 2008

Jan 31, 08
ANR	5.342.24
John L Crawford Inc	5.773.10
Keihi's Hauling Services	441.38
TOTAL	11,556.72

5:41 PM	Empire Drilling & Field Services, LLC
02/20108	AR Aging Summary
As of December 31, 2007

	Current	1 -30	31 - 60	61 - 90	> 90	TOTAL
ANR	(5280.20)	684.80	4.595.66	0.00	0,00	0.26
Keihrs Hauling Services	441.38	0.00	0.00	0.00	0.00	441.38
TOTAL	(4,83822)	684.80	4,595.66	0.00	0.00	441.64

5:37 PM	Empire Energy E & P, LLC
02/20/08	AIR Aging Summary
As of January 31, 2008

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Accounts Receivable estimated sales	165,000.00	(157,298.69)	61,181.00	0.00	173,000.00	241,882.31
Adams, Frank	7.00	0.00	0.00	0.00	0.00	7.00
Ake, Eleanor	147.00	0.00	0.00	0.00	0.00	147.00
Appalachian Producer Services Corp	0.00	0.00	(24,358.14).	0.00	24,358.14	0.00
B & C Custom Cutting	280.00	0.00	0.00	0.00	0.00	280.00
Bish Jr, Howard A	196.00	0.00	0.00	0.00	0.00	196.00
Bish, Jayson	92.58	106.16	0.00	0.00	0.00	198.74
Bish, John	91.00	0.00	0.00	0.00	0.00	91.00
Boozer, Dolores	63.00	0.00	0.00	0.00	0.00	63.00
Burns, Shannon	77.00	0.74	0.00	0.00	0.00	77.74
Coleman, Ina	84.00	0.00	0.00	0.00	0.00	84.00
Coleman, Robert	106.68	77.53	35.00	0.00	0.00	219.21
Conner, Ray	103.00	0.00	0.00	0.00	0.00	103.00
Connor, Roger	91.00	0.00	.0.00	0.00	0.00	91.00
Crissman, Ron	14.00	0.00	0,00	0.00	0.00	14.00
Crissman, Stan	77.00	0.00	0.00	0.00	0.00	77.00
Delp, Gary	128.00	0.00	0.00	0.00	0.00	126.00
Dominion Field	0.00	0.00	0.00	0.00	0.00	0.00
Dominion Peoples Natural Gas	0.00	0.00	(4,036.67)	0.00	4,036.67	0.00
Dougherty, James D	12.00	0.00	0.00	0.00	0.00	12.00
Doverspike, Melvin E	105.00	0.00	0.00	0.00	0.00	105.00
Equitable Resources, Inc	0.00	0.00	(9,627.76)	0.00	9,627.76	0.00
Forrest, Richard	0.00	0.00	0.00	0.00	0,00	0.00
Gas Production	0.00	0.00	49,908.18	7,869.18	(57,777.36)	0.00
Geist, Ronald H	119.00	98.00	0.00	0.00	0.00	217.00
Greenawalt, Francis	12.00	0.00	0.00	0.00	0.00	12.00
GRM Patrnership	18.00	0.00	0.00	0.00	0.00	18.00
Gruver, David M	126.00	0.00	0.00	0.00	0.00	126.00
Guthrie, Robert	12.00	0.00	0.00	0.00	0.00	12.00
Hanley & Bird	0.00	0.00	(169,609.62)	0.00	169,609.62	0.00
Harmon, Ken	84.00	0.00	0.00	0.00	0.00	84.00
Hawthorn Rod & Gun Club	21.00	0.00	0.00	0.00	0.00	21.00
Hetrick, Rebecca J	70.00	0.00	0.00	0.00	0.00	70.00
Himes, Scott	28.00	0.00	(64.00)	0.00	0.00	(36.00)
Jaworski-Grant, Jean	12.82	0.00	0.00	0.00	0.00	12.82
Johns Jr, Scott	12.00	0.00	0.00	0.00	0.00	12.00
Keener, Tammy	105.00	0.00	0.00	0.00	0.00	105.00
Kemmer's Greenhouse	3,876.00	0.00	0.00	0.00	0.00	3,878.00
Kemp, Steven R	84.00	0.00	0.00	0.00	0.00	84,00
Kennemuth, Colt	24.00	0.00	0.00	0.00	0.00	24.00
Kennemuth, Robert	7.00	0.00	0.00	0.00	0.00	7.00
Kiehl, Brent	140.00	(30.08)	0.00	0.00	0.00	109.92
Kiehl, Edna	119.00	0.00	0.00	0.00	0.00	119.00
Kinnan Jr, William	126.00	0.00	0.00	0.00	0.00	126.00
Klepfer, Gary	133.00	0.00	0.00	0.00	0.00	133.00
Kucic, Jeffrey	98.00	0.00	0.00	0.00	0.00	98.00
Kunselman, Shannon P	77.00	0.00	0.00	0.00	0.00	77.00
Kunselman, Steve	84.00	(1.00)	0.00	0.00	0.00	83.00
Macquarie	794.00	0.00	0.00	0.00	0.00	794.00
McGregor, William	203.00	0.00	0.00	0.00	0.00	203.00
Miles, Clyde	24.00	0.00	0.00	0.00	0.00	24.00
Minick, Brent R	28.00	0.00	0.00	0.00	0.00	28.00
Mitchell II, James	12.00	0.00	0.00	0.00	0.00	12.00
National Fuel Gas Distribution Corp	0.00	0.00	(32,565.36)	0.00	32,565.36	0.00
Postlewait, John	140.00	0,00	0.00	0.00	0.00	140.00
Reinsel, Mary C	1.95	130.00	0.00	0.00	0.00	131.95
Schrecengost, Fred	0,00	0.00	0.00	0.00	0.00	0.00
Shannondale Grange	70.00	0.00	0.00	0.00	0.00	70.00
Shick, Gloria	105.00	0,00	0.00	0.00	0.00	105.00
Shirey Farms	24.00	0.00	0.00	0.00	0.00	24.00
Shumaker, Ashley	50.36	56.52	34.34	0.00	0.00	141.22
Simpson, Rick	35.00	0.00	0.00	0.00	0.00	35.00
Smith, Bradley C	2.10	140.00	0.00	0.00	0.00	142.10
States, Jerilynn	133.21	104.94	46.72	0.00	0.00	284.87
T&F Exploration, LP	0.00	0.00	(6,427.91)	0.00	6,427.91	0.00
T.W. Phillips Gas & Oil Company	0.00	0.00	(13,749.55)	0.00	13,749.55	0.00
Tatybug, Inc / Woodlands Tavern	269.99	270.62	0.00	0.00	0.00	540.61
The Shannon Dell	260.60	240.00	0.00	0.00	0.00	500.60
TOTAL	174,215.29	(156,105,26)	(149,233.77)	7,869.18	375,597.65	252,343.09

5:36 PM	Empire Energy E & P, LLC
02/20/08	A/R Aging Summary
As of December 31, 2007

	Current	1 – 30		31 - 60	61 - 90	> 90	TOTAL
Accounts Receivable estimated sales	61,181.00	0.00		0.00	0.00	173,000,00	234,181.00
Adams, Frank	7.00	0.00		0.00	0.00	0.00	7.00
Ake, Eleanor	147.00	0.00		0.00	0.00	0.00	147.00
Appalachian Producer Services Corp	(24,358.14)	0.00		0,00	0.00	24,358.14	0.00
B & C Custom Cutting	320.00	0.00		0.00	0.00	0.00	320.00
Bish Jr, Howard A	140.00	0.00		0.00	0.00	0.00	140.00
Bish, Jayson	106.16	56.32		14.11	7.00	0.00	183.59
Bish, John	91.00	0.00		0,00	0.00	0.00	91.00
Boozer, Dolores	70.00	0.00		0.00	0.00	0.00	70.00
Burns, Shannon	63.74	49.00		0.00	0.00	0.00	112.74
Charles Machine, fnc	3,941.00	0.00		0.00	0.00	0.00	3,941.00
Coleman, Ina	91.00	0.00		0.00	0.00	0.00	91.00
Coleman, Robert	77.53	35.0	D	0.00	0.00	0.00	112.53
Conner, Ray	70.00	0.00		0.00	0.00	0.00	70.00
Connor, Roger	84.00	0.00		0.00	0.00	0.00	84,00
Crissman, Ron	14.00	0.00		0.00	0.00	0.00	14.00
Crissman, Stan	77.00	0.00		0.00	0.00	0.00	77.00
Delp, Gary	138.00	0.00		0.00	0.00	0.00	138.00
Dominion Field	0.00	0.00		0.00	0.00	0.00	0.00
Dominion Peoples Natural Gas	(4,036.67)	0.00		0.00	0.00	4,036.67	0.00
Doverspike, Melvin E	112.00	9,00		0.00	0.00	0.00	121.00
Equitable Resources, Inc	(9,627.76)	0.00		0.00	0.00	9,527.76	0.00
Ferringer, Howard	112.00	0,00		0.00	0.00	0.00	112.00
Ford, William	84,00	0.00		0.00	0.00	0.00	84.00
Forrest, Richard	0.00	0.00		0.00	0.00	0.00	0.00
Gas Production	189,085.20	(160.003.98)		24,963.39	46,827.48	(100,872.09)	0.0	D
Geist, Ronald H	98.00	0.00		0.00	0.00	0.00	98.00
ORM Patrnership	12.00	0.00		0.00	0.00	0.00	12.00
Gruver, David M	105.00	0.00		0.00	0.00	0.00	105.00
Guthrie, Robert	12.00	0.00		0.00	0.00	0.00	12.00
Hanley & Bird	(169,609.62)	0.00		0.00	0.00	169,609.62	0.00
Harmon, Ken	154.00	0.00		0.00	0.00	0.00	154.00
Hawthorn Rod & Gun Club	21.00	0.00		0,00	0.00	0.00	21.00
Hetrick, Rebecca J	70.00	0.00		0.00	0.00	0.00	70.00
Himes, Scott	0.00	{64.00)		0.00	0.00	0.00	(64.00)
Keener, Tammy	70.00	0.00		0.00	0.00	0.00	70.00
Kemmer's Greenhouse	3,780.95	63.00		0.00	0.00	0.00	3,843.95
Kemp, Steven R	91.00	0.00		0.00	0.00	0.00	91.00
Kennemuth, Colt	194.00	0.00		0.00	0.00	0.00	194.00
Kennemuth, Scott	175.00	0.00		0.00	0.00	0.00	175.00
Kiehl, Brent	119.92	0.00		0.00	0.00	0.00	119.92
Kiehl, Edna	126.00	98.00		0.00	0.00	0.00	224.00
Kinnan Jr, William	140.00	84.00		0.00	0.00	0.00	224.00
Klepfer, Gary	105.00	0.00		0.00	0.00	0.00	105.00
Kucic, Jeffrey	84.00	0.00		0.00	0.00	0.00	84.00
Kunselman, Shannon P	77.95	42.32		14.11	7.00	0.00	141.38
Kunselman, Steve	91.84	56.00		0.00	0.00	0.00	147.84
McGregor, William	168.00	0.00		0.00	0.00	0.00	168.00
Megnin, Robert V	7.00	0.00		0.00	0.00	0.00	7.00
Miles, Clyde	166.00	0.00		0.00	0.00	0.00	166.00
Minick, Brent R	14.00	0.00		0.00	0.00	0.00	14.00
Mitchell II, James	12.00	0.00		0.00	0.00	0.00	12.00
National Fuel Gas Distribution Corp	(32,565.36)	0.00		0.00	0.00	32,565.35	0.00
Neiswonger, Melvin	77.00	0.00		0.00	0.00	0.00	77.00
Postlewait, John	140.00	0.00		0.00	0.00	0.00	140,00
Reinsel, Mary C	280.00	28.00		0.00	0.00	0.00	308.00
Schrecengost, Fred	0.00	0.00		0.00	0.00	0.00	0.00
Shick, Gloria	77.00	0.00		0.00	0.00	0.00	77,00
Shirey Farms	0.00	490.00		0.00	0.00	0.00	490.00
Shumaker, Ashley	56.52	34.34		0.00	0.00	0.00	90.86
Simpson, Rick	154.00	0.00		0.00	0.00	0.00	154.00
Smith, Bradley C	140.00	0.00		0.00	0.00	0.00	140.00
Spare, Gary	12.00	0.00		0.00	0.00	0.00	12.00
States, Jerilynn	104.94	84.68		42.95	3.95	0.00	236.52
T&F Exploration, LP	(6.427.91)	0.00		0.00	0.00	6,427.91	0.00
T.W. Phillips Gas & Oil Company	(13.749.55)	0.00		0.00	0.00	13,749.55	0.00
Tatybug, Inc / Woodlands Tavern	270.62	204.58		98.11	8.05	0.00	581.36
The Shannon Dell	240.00	0.00		0.00	0.00	0.00	240.00
Troup Jr, Edward	56.00	0.00		0.00	0.00	0.00	56.00
Yeaney, Robert	294.00	0.00		0.00	0.00	0.00	294.00
TOTAL	3,433.36	(158,733.74)		25,132.67	46,853.48	332,502.92	249,188.69

4:08 PM	Empire Energy E & P, LLC
02120/08	Customer Balance Summary
As of January 31, 2008

Jan 31, 08
Accounts Receivable estimated sales	241,882.31
Adams, Frank	7.00
Me, Eleanor	147.00
B & C Custom Cutting	280.00
Bish Jr, Howard A	196.00
Bish, Jayson	198.74
Bish, John	91.00
Boozer, Dolores	63.00
Burns, Shannon	77.74
Coleman, Ina	84.00
Coleman, Robert	218.21
Conner, Ray	103.00
Connor, Roger	91.00
Crissman, Ron	14.00
Crissman, Stan	77.00
Delp, Gary	126.00
Dougherty, James 0	12.00
Doverspike, Melvin E	105.00
Geist, Ronald H	217,00
Greenawalt, Francis	12.00
ORM Patrnership	18.00
Gruver, David M	126.00
Guthrie, Robert	12.00
Harmon, Ken	84.00
Hawthorn Rod & Gun Club	21.00
Hetrick, Rebecca J	70.00
Nimes, Scott	(36.00)
Jaworski-Grant, Jean	12.82
Johns Jr, Scott	12.00
Keener, Tammy	105.00
Kemmer's Greenhouse	3,878.00
Kemp, Steven R	84.00
Ken nemuth, Colt	24.00
Kennemuth, Robert	7.00
Kiehl, Brent	109.92
Kiehl, Edna	119.00
Kinnan Jr, William	126.00
Klepfer, Gary	133.00
Kucic, Jeffrey	98.00
Kunselman, Shannon P	77.00
Kunselman, Steve	83.00
Macquarie	794.00
McGregor, William	203.00
Miles, Clyde	24.00
Minick, Brent R	28.00
Mitchell II, James	12.00
Postlewalt, John	140.00
Reined!, Mary C	131.95
Shannondale Grange	70.00
Shick, Gloria	105.00
Shlrey Farms	24.00
Shumaker, Ashley	141.22
Simpson, Rick	35.00
Smith, Bradley C	142.10
States, Jerilynn	284.87
Tatybug, Inc / Woodlands Tavern	540.61
The Shannon Dell	500.60
TOTAL	252,343.09

Schedule 4.26 – Other Agreements

Bruce McLeod confirmed to Alex Underwood on 19th February 2008 that there is no agreement in force and effect (including, without limitation, letters of intent), whether written or oral, between Borrower or any of its Affiliates and any other Person regarding the acquisition or financing of any of the Properties or the purchase and sale of production from or allocable to the Properties other than pursuant to Hydrocarbon purchase and sale agreements satisfactory to Lender

Schedule 4.28 Farmout Agreements and Subject Contracts

EMPIRE ENERGY USA LLC
GAS WELLS - COST, API & NRI
Dec-06

Well #	Pleating	Well Name	Allocated Acq Cost		Se/1	NRI	Class	Permit #	Drill Date	County	Acres	Well No.
1	Dom Peoples	Aaron, Marktll	$	..	100.00%	87.50%	DK	37-031-00988	1960	Limestone	20	1
2	H&13#1	Amos, Mark 02		$53,462	10000%	87.50%	OK	37-031-22846	7/29/1997	Limestone		2
3	H&B#1	Agoe, Thomas #1	$		100.00%	87.50%	OK	CLA-21637	1/4/1985	Redbank	50	1
4	H8.13#1	Aljoe, John 01		$82,596	68.67%	58.34%	JV	37-031-23449	7/12/2001	Redbank	86	1
5	H&B#5 or NF	Alehouse, Max #1		$40,154	100.00%	8750%	DK	37-065-23505	811991	Beaver	44	1
6	H&B#5 or NF	Alehouse, Max 02		$106,894	100.00%	97.50%	DK	37-065-24548	3/2001	Beaver		2
7	H&B#5 or NF	Alishouse, Max 43		$53,890	100.00%	87.50%	DK	37-065-24939	5/2003	Beaver		3
8	H&B#1	Dish, O.E.		$1,888	100.00%	87.50%	DK	37-031-00978	12/1955	Redbank	20	1
9	NF	Motes, Col. John W. 41		$3,660	100.00%	87.50%	DK	37-031-00976	5/1943	Redbank	109	1
10	NF	Blotter, Col. John W. 02		$2,254	100.00%	87.50%	DK	37-031-22516	10/1985	Redbank		2
11	NF	Blotter, Col. Jahn W. 03		$3,660	100.00%	87.50%	DK	37-031-22644	1011990	Redbank		3
12	k&B#1	Brocieus, George OM	$	•	100.00%	87.50%	DK	CLA-21167	7/1983	Redbank	7	1
13	H&B#5 or NF	auffingIce, Dora #3		$1888	100.00%	87.50%	OK	37-031-00983	6/1947	Redbank	85	3
14	Fr&Bgl	Burns, Hefted 41		$10,045	100.00%	87.50%	OK	CLA-21285	4/1984	Limestone	84	1
15	NF	Carrier, H.E. #1		$32,508	100.00%	87.50%	DK	37-065-23301R	7/1941	Seaver	86	1
16	NF	Carrier, H.E. #2	9	32,508	100.00%	87.50%	DK	37-065-23290R	W1941, 1588	Beaver		1
17	Dom Field	Cherie°, U. Heirs #1		$38,771	37.50%	32.81%	PT	37-031-22689	1211993	Redbank	104	1
18	H8.13#5 or NF	Creme, Wary 41		$21,488	62.49%	54.68%	PT	37-031-22588	2/1986	Redbank	175	1
19	H&1345 or NF	Croyle, Mary 02		$5,359	62.49%	54.68%	PT	37-031-22589	2/1988	Redbank		2
20	H&B#5 or NF	Croyle, Mary #3		$48,234	8750%	7658%	PT	37-031-22650	4/1991	Redbank		3
21	H&I3#5 or NF	Diver, Billy #1		$31,333	100.00%	87.50%	OK	37-031-22774	12/1996	Redbank	14	1
22	H&B#5 or NF	bingos, Billy 02		$31,333	100.00%	87.50%	OK	37-031-22773	12/1996	Redbank		2
23	H&I3,45 or NF	Dinger, E.M. 41		$1,888	100.00%	87.50%	OK	37-034-00982	1/1950	Redbank	152	3
24	H&B#5 or NF	Dirges, Michael 01		$29,242	100,00%	87.50%	OK	CLA-211211	11/1909	Redbank	189	1
25	H&B#5 or NF	Dipper, MithaeJ #2		$29,242	100.00%	67.50%	OK	37-031-00984	12/1940	Redbank		2
26	H&B#5 or NF	Dirges, Michael #3		$43,973	100.00%	87.50%	OK	37-065-23570	2/5993	Beaver		3
27	H&B#5 or NF	Diver, Michael #4		$43,973	100.00%	8750%	OK	37-031-22682	7/1993	Redbank		4
28	H&B#5 or NF	Dinger, Michael #5		$43,973	100.00%	87.50%	OK	37-031-22683	7/1993	Redbank		5
29	H&B#5 or NF	Dinger, Michael #6		$144,369	100.00%	67.50%	DK	37-065-24475	10/2000	Beaver		6
30	TWP or EQ	Doughesty Bros. 014		$33,038	50.00%	43.75%	JV	37-005-25765	6/1997	Redbank	45	1
31	Dom Field	Dougherty, V.R. ill		$1,838	100.00%	87.50%	DK	37-005-26890	3/1990	Redbank	151	1
32	Dom Field	Dougherty, V.S. 01 A/C		$27,173	75.00%	65.63%	PT	37-031-22651	12/1991	Redbank		2
33	Dom Field	Dougherty, V.R. 02 NC		$35,985	50.00%	43.75%	PT	37-005-24534	6/2002	Redbank		3
34	Dom Field	Dougherty, V.R. 03 A/C	Si	72,119	100.00%	87.50%	DK	37-005-24171	3/1990	Redbank	103	1
35	Dom Peoples	Esker, Banton 41		$-	100.011%	87.50%	DK	37-031-00986	6/1914	Limestone	13	1
36	Dom Peoples	Esker, Barton 02		$-	100.00%	87.50%	DK	37-031-00987	9/1914	Limestone		2
37	H&B#5 or NF	Eshbaugh, G.W. 41		$143,438	501:0%	4375%	JV	37-031-23110	12/19973	Redbank	40	1
38	H&B#5 or NF	Feninger. Jeffrey 41		$117,753	50.00%	43.75%	JV	37-031-23017	5/1998	Redbank	5	1
39	TWP	Filson, Robed #1		$14,386	25.00%	21.88%	PT	37-005-25060	12/1992	Redbank	140	1
40	H&B#8	Fleming, Paul 41	0	60,849	37.50%	3281%	PT	37-031-22671	1/1993	Limestone	50	1
41	Dom Peoples	Greenawalt, Bernadette 01	$		100.00%	87.60%	DK	CLA-271	11/1996	Redbank	52	1
42	Dom Field	Gruber Bros. #1		$40,491	75.00%	65.63%	PT	37-031-20051R	6/1959	Haw. Bora	116	1
43	Dom Field	Grass Bros. #2		$37,130	31.25%	27.34%	PT	37-031-22704	6/1994	Haw. Bora		2
44	Dom Field	Gruber Bros. #3		$30,334	25.00%	21.88%	PT	37-031-22705	6/1994	Haw.Boro		3
45	H&B/410	Guthrie Sayers 01	$		25.130%	21.88%	PT	37-031-22701	571994	Limestone	50	1
46	TWP or EQ	Hatnal, M.D. 41		$91,290	25.00%	21.88%	PT	37-005-25371	10/1994	Red hank	50	1
47	TWP or EQ	Hartman, M.D. #2		$17,569	6667%	58.34%	JV	37-005-26396	412001	Redbank		2
48	TWP or EQ	Redman, M.D. #3	0	32,014	66.67%	58.34%	JV	37-005-26397	4121101	Redbank		3
49	NF	Hetrick, AL #1		$48,266	1110.0094	87.50%	DK	37-065-23270R	5/1987	Beaver	35	1
50	H&S#5 or NF	Hieses, S.Frank #1		$1,888	1E3000%	87.60%	OK	37-031-00977	1941	Redbank	100	1
51	14F	Huber, LB. #1-1064		$40,074	33.33%	29.16%	PT	37-065-23256R	4/1987	Beaver		4
52	H&B#5 or NF	[tuba, LB. #1-140A		$34,850	33.33%	29.16%	PT	37-065-23257R	611941	Beaver	106	1
53	H&B#5 or NF	Rubes, LB. #2-106A	0	28,168	100.00%	87.50%	OK	37-065-01324	5/1941	Beaver	140	1
54	H8,13#5 or NF	Huber, L.B. #2-1404		$6,565	100.00%	87.50%	OK	37-065-01322	6/1948	Beaver		2
55	H&13#5 or NF	Huber, LB. 03-1064		$37,474	87.50%	76.56%	PT	37-065-23277	411987	Beaver		3
56	H&B#5 or NF	Huber, LB. #4-1064		$1,888	75.00%	65.63%	PT	37-065-23278	10/1941	Beaver		2
57	TWP	Jaworski, Stephen 01		$43,050	37.50%	32.81%	PT	37-005-24971	811992	Redbank	191	1
58	TWP	J8w0c518, Stephen 02		$43,050	37.50%	32.81%	PT	37-005-2498	711992	Redbank		2
59	TWP	Johns, Scott Jr. 01		$47,771	25.00%	21.88%	PT	37-065-23920	311996	Clover	106	1
60	Fl&Bei1	Kennemulis Siverfing,Seoll 01		$1,175	100.00%	87.50%	OK	37-031-23785	1272003	Redbank	100	1
61	118.13$$ 1	Kennemuts, Cla1(bish) #1		$1,113	loam %	87.50%	OK	CLA-21158R	111927	Redbank	83	1
62	NF	Kennosnas, Bart tbish)#2		$8,166	10000%	87.50%	DK	CLA-216200	Unknown	Redbank		2
63	H&B#2	Kennemues, Dad thenneman) 01		$14,037	100.00%	87.50%	OK	CLA-22429	311985	Redbank	3	1
64	H&B#1	Kennemuth, Dad (siveding) 44		$28,780	1130.001	87.50%	DK	CLA-20826	9/1982	Redbank		4
65	H&B#1	Kennemulh, Dad itsiveding) #5		$7,466	10080%	87.60%	OK	CLA-20827D	11/1980	Redbank		5
66	H&B#2	Kennemulh, Dad twray) 41	Si	19,681	193.00%	87.50%	OK	CLA-74-R-2	12/1981	Redbank	76	1
67	H&B#1	Kennemuth, Michael 42		$108,905	6670%	58.36%	JV	37-031-23460	311996	Redbank
68	H&B#5 or NF	Ughtner, W.E. 41		$43,103	100001	87.50%	DK	37-065-23261R	811941	Beaver	36	1
69	H&B#1	Lucas, Bernadette 02		$17,941	100.00%	87.50%	DK	CLA-21038	10/1982	Redbank		2
70	H&B#1	Lucas, Bornatlette 413		$17,930	100.00%	87.50%	DK	CLA-21039	10/1982	Red bank		3
71	H&B#1	Lucas, Bernadette 44	$		100.00%	87.60%	DK	CLA-21040	10/1982	Redbank		4
72	H&B#1	Lucas, Bernadette 05		$32,355	10000%	87.50%	OK	37-031-22869	7/1997	Redbank		5
73	H&B#5 or NF	Lutheran Church Parscoage 01		$108,062	100.00%	87.50%	DK	37-031-23453	10/2001	Redbank	6	1

EMPIRE ENERGY USA LLC
GAS WELLS - COST, API & NRI
Dec-06

Well N	Pipeline	Well Name	Allocated Acq Cost		WI	NRI	Class	Permit #	Drill Date	County	Acres	Well No,
74	Dom Field	McCauley, CA #1	.5	26,212	6250%	54.89%	PT	37-031-22708	611994	Haw.Boro	7	1
75	Dom Field	McCauley, Larry #1		$60,233	37.50%	3281%	PT	37-031-22892	12/1993	Haw.Boro	24	1
76	Dom Field	McCauley, Larry #2	$		87.50%	76.56%	PT	37-031-22697	2/1994	Haw.Boro		2
77	H&B#1	Megnin, Robert #1		$73,539	100.00%	87.50%	DK	37-031-22863	1211997	Limestone	87	1
78	H&B#10	Miles/Petlfuny #1		5 39,239	25.00%	21.88%	PT	37-031-22702	5/1994	Limestone	5	1
79	H&B#10	Miller, Charles B. #1		$69,667	50.00%	43.75%	PT	37-031-22689	1011993	Limestone	80	1
80	H&B#10	Miller, Chaves B. #2	$		100.03%	87.50%	DK	37-031-22716	10!1994	Limestone		2
81	H&B#10	Miller, Charles B. 03		$24,873	100.00%	87.50%	DK	37-031-22717	10/1994	Limestone		3
82	H&B#12	Miller, Kenneth $1		$291	100.00%	87.50%	DK	37-031-00989	Unknown	Limestone	48	1
83	H&B#12	Miller, Kenneth #2		$124,670	66.67%	58.34%	PT	37-031-23450	2/2002	Limestone		2
84	H80/5 or NF	Miller, Uoyd #1		$13,402	100.00%	87.50%	DK	37-031-22609	10/1988	Redbank	102	1
85	H&B#5 or NF	Miller, Lois #1		$32,748	25.00%	21.88%	PT	37-031-22738	4/1995	Redbank	124	1
86	H&BN5 or NF	Miller, Wailer #1		$23,912	100.00%	81.50%	DK	37-031-00980R	9/1940	Redbank	64	1
87	H8.13#5 or NF	Miller, Walter #2	5	16,410	62.49%	54.69%	PT	37-031-22692	3/1988	Redbank		2
88	H&S#5 or NF	Miller, Water #3		$29,809	50.00%	43.75%	PT	37-031-22737	2/1995	Redbank		3
89	1-18,13#5 or NF	Miler, Waiter #4		$40,385	10000%	87.50%	DK	37-031-22818	10/1996	Redbank		4
90	H&B#5 or NF	Minick, Roy 51	9	3,399	10000%	87.50%	DK	CLA-21234D	4/1983	Redbank	35	1
91	H&B#1	Nelswenger, C.H. #1		$31,273	68.67%	58.34%	JV	37-031-23444	6/2001	Limestone	101	1
92	H&B#1	Nerswenger, C.H. la		$103,626	100.00%	87.50%	DK	37-031-22837	12/1997	Limestone		2
93	H&B#1	Neiswongey C.H. #3		$36,818	10000%	87.50%	DK	37-031-22984	4/1998	Limestone		3
94	H&B#1	Noiswenger, C.H. #4		$29,332	66.67%	69.34%	JV	37-031-23443	5/2001	Redbank		4
95	H&B#1	Nelo-wonger, C.H. 55		$7,186	100.00%	87.50%	JV	CLA-281	Unknown	Limestone		5
96	H&B#1	Neispecnger, C.K. #8		$52,910	66.67%	58.34%	JV	37-031-23455	8/2001	Redbank		6
97	TWP or EQ	Nolf, Marl V. #1		$111,921	37.50%	32.81%	PT	37-005-24879	7/1992	Redbank	50	1
98	TWP or Efl	Neff, Mad V. $2		$35,184	50.00%	43.75%	PT	37-005-25372	Oct-94	Redbank		2
99	TWP or EQ	Nolf, Marl V. #2 CC		$38,664	50.00%	43.75%	„IV	37-031-22882	Jul-97	Redbank	100	2
100	H&B#5 or NF	Nolf, Mal V. #3		$17,644	25.00%	21.88%	PT	37-005-25574	10/1995	Redbank		3
101	WV or Ea	Nat Mal V. #4		$43,213	65.67%	58.34%	JV	37-005-26398	3/2001	Redbank		4
102	H&B#1	(kr, Thomas 51		$8,202	100.00%	87.50%	DK	CLA-21286	511984	Redbank	8	1
103	H&B#5 or NF	PlySer, Faye B. #1		$2,863	100.00%	87.50%	DK	37-065-01326	5/1941	Beaver	84	1
104	H&EIN5 or NF	Flyer, Faye B. #2		$2,663	103.00%	81.50%	DK	37-065-01325	9/1942	Beaver		2
105	H&B#5 or NF	F1yfer, Faye B. #3		$31,702	100.013%	87.50%	DK	37-466-24107	711997	Beaver		3
106	H&B#5 or NF	PlyIer, Faye B. #4		$66178	100.00%	87.50%	DK	37-065-24474	9/2000	Beaver		4
107	NF	F1y1or, G.W. 51		$62,948	100.00%	87.59%	DK	37-065-23260R	9/1941	Beaver	40	1
108	I-I&B#5 or NF	Reinsel, Nicholas #1		$2,171	100.00%	87.50%	DK	CLA-21819R	Nov-84	Redbank	114	1
109	H&B#11	Reynolds, Susanne #1		$2,228	100.00%	87.50%	DK	031-23599	4/2003	Clarion	63	1
110	H&13#11	Reynolds, Susanne #2		$2,228	100.00%	87.50%	DK	031-23600	6/2002	Clarion		2
111	H&B#5 or NF	Scotch, Mks #1		$-	100.00%	87.50%	DK	37-031-00986	4/1947	Redbank	220	1
112	Roam or NE	Scorch, !Ake #2		$1,890	50.00%	43.75%	PT	37-031-22591	3/1988	Redbank		2
113	EQ	Seeley, Charles #2		$51,695	100.00%	87.50%	DK	37-055-24458	11/2000	Ringgold	108	2
114	H&B#5 or NF	Sherman, Joe #1		$5,819	100.00%	87.50%	JV	031-20635	Unknown	Redbank		1
115	Dom Field	Biped, Kenneth #1		$47,986	25.00%	21.88%	PT	37-005-25373	9/1994	Redbank	91	1
116	EQ	Skyline Dairy 51-410A (Old)		$26,159	100.00%	87.50%	DK
117	EQ	Skyline Dairy 51-76A		$3,569	100.40%	87.50%	DK	37-065-24454	1172000	Ringgold	76	1
118	EQ	Skyline (Wry #2-110A		$539	100.00%	87.50%	DK	37-065-24720	1/2002	Ringgold	110	2
119	NF	Smith, Alvin #1		$8,294	100.00%	87.50%	DK	37-065-01320	5/1941	Beaver		1
120	H&B#5 or NF	Smith, E.A 51		$1,689	100.00%	87.50%	DK	37-065-01321R	on sal	Beaver	100	1
121	NF	5m101, EA 52		$36,031	100.00%	67.58%	DK	37-065-23361	911987	Beaver		2
122	NF	Smith, E.A. #3		$36,031	100.00%	87.50%	DK	37-065-23368	8,[1]1988	Beaver		3
123	NF	Smith, E.A. 54		$36,031	10000%	81.50%	DK	37-065-23369	1/1988	Beaver		4
124	H&B#5 or NF	Smith, H. Louraide NI		$39,637	50.00%	43.75%	PT	37-031-22613	12/1989	Redbank	175	1
125	H&B#5 or NF	Smith, H. Louraine #2		$105,199	100.00%	87.50%	OK	37-031-22794	10/1996	Redbank		2
126	I-I&BW5 or NF	Smith, H. Lcuraine #5		$132,019	10000%	87,50%	DK	031-23619	11/2002	Redbank		5
127	1184#5 or NF	Smith, H. Lour-eine #6	5	205,196	100.00%	87.50%	DK	031-23848	12/2002	Redbank		6
128	H&B#5 or NF	Smith, H. Louraine 47		$137,419	100.00%	87.50%	OK	031-23649	1/2003	Redbank		7
129	NI	Smith, Kenneth #1	5	13,484	5600%	43.75%	PT	37-065-23200	12/1985	Beaver	22	1
130	TWP or AIL	Smith, R. Wesley #1		$79067	56.25%	49.22%	PT	37-065-23656	10/1993	Beaver	73	1
131	TWP	Smith, R. Wesley #2	5	99,850	25.00%	21.e8A,	PT	37-065-23812	3/1996	Beaver		2
132	TWP	Smith, R. Wesley #3	5	99,850	25.00%	21.88%	PT	37-065-23811	3/1996	Beaver		3
133	H&B#5 or NF	Smith, Walker Smith Heirs #2	5	1,883	100.00%	87.50%	DK	37-065-23354R	11/1925	Beaver	177	2
134	H&B#5 or NF	Smith, Walker Smith Heirs #3		$11,174	100.00%	87.50%	DK	37-065-23355R	11/1987	Beaver		3
135	H&B#5 or NF	Smith. Walker Smith Herm #4		$2,663	100.00%	87.50%	DK	37-065-01329	8/1941	Beaver		4
136	H&B#5 or NF	Smith, Wakes Smith Heirs #5		$2683	100.00%	87.60%	DK	37-065-01328	10/1942	Beaver		5
137	H&B#5 or NF	Smith, Walker Smith Heirs #6		$210636	100.00%	87.50%	DK	37-065-24936	6/2003	Beaver		6
138	H&B#5 or NF	Smith, Walker Smith Heirs #7		$215,534	100.00%	87.50%	DK	37-065-24937	7/2003	Beaver		7
139	H&B#5 or NF	Smith. Walker Smith Hens #8		$121,695	100.00%	87.50%	DK	37-065-24938	5/2003	Beaver		8
140	H&B#5 or NF	Smith, Wilbur Jr. 41		$70,364	100.00%	87.50%	DK	37-031-22616	2/1990	Redbank	100	1
141	1-18.13#5 or NF	Smith, Wibuf Jr. #2		$28,141	100.00%	87.50%	DK	37-031-22759	11/1995	Redbank		2
142	NF	Spare, Gary #1		$2492	100.00%	8750%	DK	37-065-23333	9/1987	Beaver	133	1
143	H&B#8	Stahlman, Robert #1		$38,970	100.00%	87.50%	DK	37-031-22614	11/1988	Limestone	60	1
144	H&B#8	Stahlman, Robert #2		$118,829	66.67%	58.34%	JV	37-031-23518	2/2002	Limestone		2
145	H&B#8	Slahlman, Robert #3		$59,462	100.00%	87.50%	OK	031-23642	4/2003	Limestone		3
146	H&B#5 or NE	Thomas, S.E. dl		$1,888	100.00%	87.50%	DK	37-065-01333	1945	Beaver	32	1

EMPIRE ENERGY USA LLC
GAS WELLS - COST, API & NRI
Dec-06

Well #	Pipeline	Well Name		Allocated Acq Cost	WI	NRI	Class	Permit #	Drill Date	County	Acres	Well No.
147	H&B#5 or NF	Thomas, S.E. #2		$91,262	80.00%	70.00%	JV	37-065-24355	6/2000	Beaver		2
148	Dom Field	Troup, Edward #1		$44,117	65.67%	58.34%	JV	37-031-23562	2/2002	Haw. Boro	2	1
149	H&B#5 or NF	Shilleiumier, Henry #1		$22,059	Imo"	87.50%	DK	37-965-23562	9/1992	Beaver	42	1
150	H&B#7	WIlison, Edwin al		$4,948	100.00%	87.50%	OK	37-031-22608R	911988	Limestone	50	1
151	H&B#7	Willson, &Mtn #2		$4,948	100.00%	137.50%	DK	37-031-22612	1111988	Limestone		2
152	H&B#5 or NF	Wolfgang, DM_ #1		$1,868	100.00%	137.50%	DK	CLA-186-R	1941	Redbank	124	1
153	H&B#5 or NF	Wolfgang, D.M. #2		$1,888	100.16%	8760%	DK	37-031-00979	7/1953	Redbank		2
154	NF	Wolfgang, Leon #1		$20,180	100.00%	87.50%	DK	37-031-225060	111986	Redbank	101	1
155	TWP or ML	Yeaney, Annabelle al	5	68,646	100.00%	87.50%	DK	37-065-23979	611996	Beaver		1
156	H&13#5 or NF	Yeaney, George Jr. #1		$455	100.00%	87.50%	DK	37-031-22746	10/1995	Redbank		1
157	H&B#5 or NF	Yeaney, George R. #1	6		50.00%	4175%	PT	37-031-22593	2/1988	Redbank		1
158	H&B#5 or NF	Yeaney, Woodrow #3		$11,842	100.00%	87.50%	OK	37-065-23399	911989	Beaver		3
159	NF	Yeany, WM. #1		$4,350	85.00%	74.38%	JV	37-031-22559R	1941	Redbank	101	1
160	H&B#5 or NF	Zerby, S.C. #1		$24,506	100.00%	87.50%	OK	37-065-01331R	1944	Beaver	104	1
161	H&B#5 or NF	Zerby, S.C. #2	$		100.00%	87.50%	OK	37-065-01332R	4/1945	Beaver		2
162	Fl&B#5 or NF	Zerby, S.C. #4		$117,675	80.00%	70.00%	JV	37-065-24353	1/2000	Beaver		4
163	H&B#5 or NF	Zerby, S.C. 05		$80,164	80.00%	70.00%	JV	37-065-24357	4/2000	Beaver		5
164	H&B#5 or NF	Zerby, S.C. #6		$58,228	8040%	70.00%	JV	37-065-24358	4/2000	Beaver		6
165	H&B#5 or NF	Zerby, S.C. #7		$54,567	80.00%	70.00%	JV	37-065-24354	2/2000	Beaver		7
166	H&B#1	Zwias, Theodore #1		$-	100.00%	87.50%	DK	CLA-21267	11/1983	Limestone	19	1
167	TWP or EQ	Sherman, Delores #1 (-)		$24,377	50.00%	43.75%	JV	37-005-25826	9/1997	Redbank
168	TWP or EQ	Sherman, Delores #2 rii		$3,713	50.00%	43.75%	JV	37-005-25077	511996	Redbank
				$ 8,4561:09							6,177
	Operating Wells
		(“) Owed by Tevas-Keystone but managed by DK Gas

47+		Pads		$1,900,000

Schedule 4.28 Farmout Agreements and Subject Contracts

TFTS AGREEMENT made this          day          1992, by and between P.K. Gasf Ine„ by Dan L. Kennemnth: President       of          PI, Mayport, Pennsylvania, 16240, and H. Louraine Smith, Executor of the Etato of Mary Croyle, of R.D. 41, Mayport, Pennsylvania, 16240.

RECITALS

1. By Agreement dated October 1, 1989, D,K. Gas, Inc., and the late Mary Croyle, became partners in a limited partnership. A copy of the Limited Partrership Agreement is attached hereto, marked Exhibit "A" and incorporated herein..

2, Mary Croyle, deceased, died on July 31, 1990.

1,                On the 9th day or August, 1990, TT, Louraine Smith was appointed Executor or the Estate of Mary Croyle.

4.          By the authority granted the Executor under Title 1' Pa.C.S.A. Section 856_'3(a), A, Louraine Smith possesses the power to enter into this Agreement.

5.          Under the Limited Partnership Agreement (Exhibit "A"), more specifically in paragraph 10, upon the death of the limited partner, the general partrer has the right, within ono year of the date of death of the limited partner, to purchase her interest at fair market value.

Mary Croyle, deceased, at the time of her death, was indebted to the Limited Partnership.

7. The parties hereto agree that the fair market value in the interest of the deceased was nominal.

In consideration of the covenants contained herein, the parties mutually agree as follows

1.          Each of the parties hereby waives the one year limitation placed on D.K. Gas, Inc.'s purchase of the deceased's interest.

2.          H. Louraine Smith, Executor of the Estate of Mary Croyle, hereby transfers, conveys, and otherwise disposes or the interact of Mary Creyle in the Limited Partnership to ILK. Oas, Inc.

3.          D.K. Gas, Inc. shall assume any and all liabilities and operating in losses presently existing.

Feb IS 08 12:21p	Empire Energy	8143655318

4.          D.K. Gas, Ire. agrees to indemnify and hold harmless the Estate of Mary Croyle and the Executor of the Estate of Mary Croyle from any liability from any pre-existing, existing, or future operation of the Limited Partnership.

5.          In the event there is a need to file a Certificate of Cancellation with the Department of State, Title 15 Pa.C.S.A. Section 8513, H. Louraine Smith, on behalf of the Estate of Mary Croyle, agrees to file the same and D.K. Gas, Inc. hereby agrees to sign any necessary documents to effect the cancellation of the certificate.

6.          This Agreement shall be binding upon the parties hereto, their heirs, legal representatives and assigns.

7.          This Agreement shall not be modified, except by mutual consent of the parties, expressed in "writing.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

D.E. GAS, INC.

BY:
Danl. L. Kennemuth

. Louraine Smi t7.7"%eoutor
of the Estate of Mary Croyle

DISSOLUTION AGREEMENT

AND NOW this         day of                       , 2002, this Agreement for the Dissolution of Shuttle 27. a Partnership, is made by and between: D.K. GAS, INC. ("Managing General Partner") of P0 Box 228, 2809 Cherry Alley, Hawthorn, Pennsylvania 16230,

AND

JUDY L. MILLER of 1557 Limestone Road, Summerville, Pennsylvnaia 15864, and VIVIAN MCKAY of R.D.#2, Box 23C, New Bethlehem, Pennsylvania 16242.

WITNESSETEL

WHEREAS, D.K. Gas, Inc., as Managing Partner (hereinafter "DX. Gas), Charles B. Miller and Judy L. Miller, his wife, and Raid McKay and Vivian McKay, his wife, formed a partnership known as "Shuttle 27" on November 1, 1994. (A copy of the "Partnership Agreement" is attached hereto as Exhibit A); and

WHEREAS, Charles B. Miller died on August 19, 1999 thereby vesting his interest in the partnership in his widow, Judy L. Miller; and

WHEREAS, Reid McKay died on April 28, 1996, thereby vesting his interest in the partnership in his widow, Vivian McKay; and

WHEREAS, DX. Gas, Judy L. Miner and Vivian McKay are the only partners in Shuttle 27., and further, there are no employees of "Shuttle Twenty-seven"; and

WHEREAS, Judy L. Miller and Vivian McKay desire to convey their partnership interest in -Shuttle Twenty-seven" to D.K. Gas, thereby causing a dissolution of "Shuttle Twenty-seven."

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

1.           Couveyanes: Effective January I, 2002, Judy L. Miller and Vivian McKay hereby transfer, convey and assign all of their right, title and interest in "Shuttle Twenty-seven" and any and all assets owned by "Shuttle Twenty-seven" to D.K. Gas. O.K. Gas hereby accepts the transfer of Judy L. Miller's and Vivian McKay's interest in "Shuttle Twenty-seven" and any and all assets of "Shuttle Twenty-seven" and agrees to accept responsibility for all liabilities of "Shuttle Twenty-seven." Judy L. Miller and Vivian McKay hereby warrant that the partnership interest of their husbands vested in them by operation of law upon the death of their husbands.

2.            Consideration:         As consideration for the conveyance of their interest in the partnership to D.K. Gas. D.K. Gas agrees to assume responsibility for all unpaid contributions to the partnership that were due and owing by Judy L. Miller and Vivian McKay.

3.            Dissolution: D.K. Gas shall:

(a)	Arrange for the filing of a Final Partnership Tax Return.

(b)	File with the Department of State a" Certificate of Cancellation" of the Partnership Certificate, if necessary.

(c)	Obtain tax clearance certificates for the Pennsylvania Department of Revenue and the Office of Employment Security of the Department of Labor and Industry.

4.            Creditors: The parties are not aware of any creditors of the limited partnership.

5.            Entire Agreement: This agreement represents the entire agreement of the parties and shall not be modified except in writing signed by both parties.

IN WITNESS WHEREOF, and intending to be legally bound hereby the parties hereunto set their hands and seals the day and year first above written.

ATTEST:	D.K. GAS, INC.

Secretary	President

WITNESS;

/s Judy L. Miller
Judy L. Miller

/s/Vivian McKay
Vivian McKay

a: clkgas.agmts dissolution

DISSOLUTION AGREEMENT

AND NOW, this 1st day of March 1999, this Agreement for the Dissolution of Shuttle 12, a limited Partnership, is made by and between D. K. Gas, Inc. (general partner) of P.O. Box 187, Mayport, Pennsylvania 16240.

AND

Dixie Leasing Associates (limited partner) of 239 C Broad Street, New Bethlehem, Pennsylvania 16242.

WHEREAS: D. K. Gas, Inc. As General Partner, (hereinafter D. K. Gas) and Dixie Leasing Associates as Limited Partner, (hereinafter Dixie), formed a limited partnership known as "Shuttle Twelve" on November 15, 1989, (a copy of the "Limited Partnership Agreement" is attached hereto as Exhibit A);

WHEREAS: a "Limited Partnership Certificate" was filed with the Commonwealth of Pennsylvania, Department of State, Corporation Bureau on March 7, 1990 ( a copy of the Certificate is attached hereto as Exhibit B).;

WHEREAS: D. K. Gas and Dixie are the only partners in Shuttle Twelve, and further, there are no employees of "Shuttle Twelve"; and

WHEREAS: Dixie desires to convey its Limited Partnership Interest in "Shuttle Twelve" to D. K. Gas, thereby causing a dissolution of "Shuttle Twelve".

THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

1. Conveyance Dixie hereby transfers, conveys and assigns all of its right title and interest in "Shuttle Twelve" and any and all assets owned by "Shuttle Twelve" to D. K. Gas. D. K. Gas hereby accepts the transfer of Dixie's interest in "Shuttle Twelve" and any and all assets of "Shuttle Twelve" and agrees to accept responsibility for all liabilities of "Shuffle Twelve".

2. Purchase Price       D. K. Gas and Dixie agree that the value of Dixie's Limited Partnership interest is $10,000.00. The purchase price shall be paid as follows:

(a)          D. K. Gas shall deliver natural gas to the existing meter locations of the McCauley Trucking Warehouse and the McCauley Trucking Shop, both located in Hawthorn Pennsylvania.

(b)          Dixie shall be permitted to take natural gas from the meter locations at no cost, until Dixie has received $10,000.00 worth of natural gas, with the natural gas valued at $3.50 per MCF.

(c)          In the event the natural gas service is discontinued before Dixie has utilized $10,000.00 worth of natural gas, D_ K. Gas,. Inc., shall pay to Dixie the difference between the value of the natural gas used and $10,000.00, within six (6) months without interest alter Dixie discontinues its use of the natural gas.

(d)          Upon its receipt of $10,000.00 worth of natural gas, Dixie shall pay for all natural gas used thereafter at the rate then charged by D. K. Gas to its reserve gas users, which price is determined solely by D. K. Gas, provided however, D. K. Gas shall not be compelled to sell natural gas to Dixie under any circumstances_

(e)          D. K. Gas makes no warranty whatsoever concerning the adequacy of pressure or the supply of natural gas to the above described meter locations. Dixie acknowledges that its use of natural gas is not governed by the .Pennsylvania Public Utilities Commission and, that natural gas service can be discontinued at any time for any or no reason.

(f)          Dixie agrees that it shall utilize the natural gas at its own risk and agrees to indemnify and hold D.K. Gas harmless for any and all liability whatsoever, including, but not limited to attorney fees resulting from its use of the natural gas supplied by D. K. Gas, -Inc.

3.           Dissolution D. K. Gas shall:

(a)          Arrange for the filing of a Final Partnership Tax Return.

(b)          File with the Department of State a "Certificate of Cancellation" of the Limited Partnership Certificate.

(c)          Obtain tax clearance certificates for the Pennsylvania Department of Revenue and the Office of Employment Security of the Department of Labor and Industry.

4.           Creditors The parties are not aware of any creditors of the limited partnership.

5.           McCauley Trucking McCauley Trucking , as the actual user of the natural gas being provided by D. K. Gas, Inc., agrees to use the natural gas being provided through this agreement subject to the terms and conditions of this agreement, and further, agrees to use the natural gas at its own risk and further, agrees to indemnify and hold D. K. Gas harmless for any and all liability whatsoever, including but not limited TA) attorney fees, resulting from its use of natural gas supplied by D. K. Gas, Inc.

6.           This agreement represents the entire agreement of the parties and shall not b modified except in writing signed by both parties.

ATTEST:	D.K. Gas, Inc. by

WITNESS :	Dixie Leasing Associates by

ATTEST:	McCauley Trucking, Inc. by:

DISSOLUTION AGREEMENT

AND NOW, this 1st day of March 1999, this Agreement for the Dissolution of Shuttle 30, a limited Partnership, is made by and between D. K. Gas, Inc. (general partner) of P.O. Box 187, Mayport, Pennsylvania 16240.

AND

Dixie Leasing Associates (limited partner) of 239 C Broad Street, New Bethlehem, Pennsylvania 16242.

WHEREAS: D. K. Gas, Inc. As General Partner, (hereinafter D. IC Gas) and Dixie Leasing Associates as Limited Partner, (hereinafter Dixie), formed a limited partnership known as "Shuttle Thirty" on November 1, 1995, (a copy of the "Limited Partnership Agreement" is attached hereto as Exhibit A);

WHEREAS: a "Limited Partnership Certificate" was not filed with the Commonwealth of Pennsylvania. Department of State, Corporation Bureau.

WHEREAS: D. IC Gas and Dixie are the only partners in Shuttle Thirty, and further, there are no employees of "Shuttle Thirty"; and

WHEREAS: Dixie desires to convey its Limited Partnership Interest in "Shuttle Thirty" to D. K. Gas, thereby causing a dissolution of "Shuttle Thirty".

THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

1. Conveyance Dixie hereby transfers, conveys and assigns all of its right title and interest in "Shuttle Thirty" and any and all assets owned by "Shuttle Thirty- to II K. Gas. D. K. Gas hereby accepts the transfer of Dixie's interest in "Shuttle Thirty" and any and all assets of "Shuttle Thirty”.

2.          Purchase Price D. K. Gas and Dixie agree that the value of Dixie's Limited Partnership interest is $10,000.00. The purchase price shall be paid as follows:

(a)          D. K. Gas shall deliver natural gas to the existing meter locations of the McCauley Trucking Warehouse and the McCauley Trucking Shop, both located in Hawthorn Pennsylvania.

(b)          Dixie shall be permitted to take natural gas from the meter locations at no cost, until Dixie has received $10,000.00 worth of natural gas., with the natural gas valued at $3.50 per MCF

(c)          In the event the natural gas service is discontinued before Dixie has utilized $14,000.00 worth of natural gas, D. K. Gas, Inc., shall pay to Dixie the difference between the value of the natural gas used and $10,000.00, within six (6) months without interest after Dixie discontinues its use of the natural gas.

(d)          Upon its receipt of $10,000.00 worth of natural gas. Dixie shall pay for all natural gas used thereafter at the rate then charged by D. K. Gas to its reserve gas users, which price is determined solely by D. K. Gas, provided however, D. K. Gas shalt not be compelled to sea natural gas to Dixie under any circumstances.

(e)          D. K. Gas makes no warranty whatsoever concerning the adequacy of pressure or the supply of natural as to the above described meter locations. Dixie acknowledges that its use of natural gas service can be discontinued at any time for any or no reason.

(f)          Dixie agrees that it shall utilize the natural gas at its own risk and agrees to identify and hold. D. K. Gas harmless for any and all liability whatsoever, including, but not limited to attorney fees resulting from its use of the natural g supplied by D.K. Gas, Inc.

3.          Dissolution D. IC Gas shall:

(a)          Arrange for the filing of a Final Partnership Tax Return.

(b)          File with the Department of State a "Certificate of Cancellation" of the Limited Partnership Certificate.

(c)          Obtain tax clearance certificates for the Pennsylvania Department of Revenue and the Office of Employment Security of the Department of Labor and Industry.

4. Creditors The parties are not aware of any creditors of the limited partnership.

5. McCauley Trucking McCauley Trucking , as the actual user of the natural gas being provided by D. K. Gas, Inc., agrees to use the natural gas being provided through this agreement subject to the terms and conditions of this agreement, and further, agrees to use the natural gas at its own risk and further, agrees to indemnify and hold. D. K. Gas harmless for any and all liability whatsoever, including but not limited o attorney fees, resulting from its use of natural gas supplied by D. K. Gas, Inc.

6. This agreement represents the entire agreement of the parities and shall not be modified except in writing signed by both parties.

ATTEST:	D.K. Gas, Inc. by:

WITNESS:	Dixie Leasing Associates by:

ATTEST:	McCauley Trucking, Inc. by:

OPERATING AGREEMENT

OF

EMPIRE DRILLING & FIELD SERVICES, LLC

This Operating Agreement (the "Agreement") has been adopted by Empire Energy USA LLC, as the sole member (the "Member") of Empire Drilling & Field Services, LLC, a Pennsylvania limited liability company (the "Company").

1.      Purpose. The object and purpose of, and the nature of the business to be conducted and promoted by, the Company is engaging in any lawful act or activity for which limited liability companies may be formed under the Pennsylvania Limited Liability Company Act, 15 Pa.C.S. § 8901, et seq., as amended from time to time (the "Act") and engaging in any and all lawful activities necessary or incidental to the foregoing.

2.      Member. The name and address of the Member is:

Empire Energy USA LLC

17 Arentzen Blvd,

Vista One, Suite 203

Charleroi, PA 15022

3.      Management.

(a) The business and affairs of the Company shall be managed by the Member. The Member, on behalf of the Company, shall have the power to do any and all acts necessary or convenient to, or for the furtherance of, the business and affairs of the Company.

(b) The Member may appoint by written resolution officers and agents of the Company to which the Member may delegate by written resolution whatever duties, responsibilities and authority the Member may desire. Any officer or agent may be removed by the Member at any time by written resolution.

(c) If an officer of the Company is appointed by the Member and given a title that is used by officers of a business corporation, the Member shall be deemed to have delegated to the officer the duties, responsibilities and authority that would be exercised by an officer of a business corporation with the same title, unless the Member provides otherwise by written resolution.

4.      Title to Company Property. All real and personal property shall be acquired in the name of the Company and title to any property so acquired shall vest in the Company itself rather than in the Member.

5.      Compensation of Member. The Member may be reimbursed for all expenses incurred in managing the Company and may, at the election of the Member, be entitled to compensation for management services rendered, in an amount to be determined from time to time by the Member.

6.      Distributions. Distributions shall be made to the Member (in cash or in kind) at the times and in the aggregate amounts determined by the Member and as permitted by applicable law.

7.      Elections. The Member may make any tax elections for the Company allowed under the Internal Revenue Code of 1986, as amended, or the tax laws of any state or other jurisdiction having taxing jurisdiction over the Company.

8.      Assignability of Membership Interest. The economic interest of the Member in the Company is assignable, in whole or in part, either voluntarily or by operation of law.

9.      Admission of Additional Members. Additional members of the Company may be admitted to the Company at the direction of the Member only if a new operating agreement or an amendment and restatement of this Agreement is executed.

10.      Liability of the Member. The Member shall not have any liability for the debts, obligations or liabilities of the Company or for the acts or omissions of any other member, officer, agent or employee of the Company except to the extent provided in the Act. The failure of the Member to observe any formalities or requirements relating to the exercise of the powers of the Member or the management of the business and affairs of the Company under this Agreement or the Act shall not be grounds for imposing liability on the Member for liabilities of the Company.

11.      Indemnification. The Company shall indemnify the Member and those authorized officers, agents and employees of the Company identified in writing by the Member as entitled to be indemnified under this section for all costs, losses, liabilities and damages paid or accrued by the Member (as the Member or as an officer, agent or employee) or any such officer, agent or employee in connection with the business of the Company, except to the extent prohibited by the laws of the Commonwealth of Pennsylvania. In addition, the Company may advance costs of defense of any proceeding to the Member or any such officer, agent or employee upon receipt by the Company of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Company.

12.      Dissolution.

(a) The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of the following: (i) the written direction of the Member, or (ii) the entry of a decree of judicial dissolution under Section 8972 of the Act. The death (or dissolution in the case of a member that is not a natural person), retirement, insanity, resignation or bankruptcy of the Member or the occurrence of any other event that terminates the continued membership of the Member shall not cause a dissolution of the Company.

(b) Upon dissolution, the Company shall cease carrying on any and all business other than the winding up of the Company business, but the Company is not terminated and shall continue until the winding up of the affairs of the Company is completed and a certificate of dissolution has been filed pursuant to the Act. Upon the winding up of the Company, the Company's property shall be distributed (i) first to creditors, including the Member if the Member is a creditor, to the extent permitted by law, in satisfaction of the Company's liabilities; and (ii) then to the Member. Such distributions shall be in cash or property or partly in both, as determined by the Member.

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13.      Conflicts of Interest. Nothing in this Agreement shall be construed to limit the right of the Member to enter into any transaction that may be considered to be competitive with, or a business opportunity that may be beneficial to, the Company. The Member does not violate a duty or obligation to the Company merely because the conduct of the Member furthers the interests of the Member. The Member may lend money to and transact other business with the Company. The rights and obligations of the Member upon lending money to or transacting business with the Company are the same as those of a person who is not the Member, subject to other applicable law. No transaction with the Company shall be void or voidable solely because the Member has a direct or indirect interest in the transaction.

14.      Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the substantive laws of the Commonwealth of Pennsylvania, without reference to the conflicts of law rules of that or any other jurisdiction.

15.      Entire Agreement. This Agreement constitutes the entire agreement of the Member with respect to the subject matter hereof and supersedes all prior agreements, express or implied, oral or written, with respect thereto. The express terms of this Agreement control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

16.      Amendment. This Agreement may be amended or modified from time to time only by a written instrument executed by the Member.

17.      Rights of Creditors and Third Parties. This Agreement is entered into by the Member solely to govern the operation of the Company. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other person other than the heirs, personal representatives, successors and assigns of the Member. Except and only to the extent provided by applicable statute, no creditor or third party shall have any rights under this Agreement or any agreement between the Company and the Member, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has adopted this Operating Agreement on February 20, 2007, to be effective for all purposes as of the filing of the Certificate of Organization.

MEMBER:

For and on behalf of Empire Energy USA LLC

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PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Name			Document will be returned to the name and address you enter to the left.
Kirkpatrick & Lockhart Nicholson Graham LLP
Address
Henry W. Oliver Building, 535 Smithfield Street
City	State	Zip Code
Pittsburgh, PA 15222		COUNTER PICK-UP

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

I . The name of the company is: Empire Energy E&P, LLC

2. The (a) address of the company's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a)       Number and street                City           State             Zip           County

                    807 Fayette Avenue                    Belle Vernon     PA           15012

(b) Name of Commercial Registered Office Provider County c/o:

3. Complete part (a) or (b).

(a)     The address to which the registered office of the company in this Commonwealth is to be changed is:

17 Arentzen Blvd., Vista One Bldg., Suite 203, Charleroi, PA 15022            Washington

Number and street                          City                            State         Zip         County

(b)     The registered office of the company shall be provided by:

c/o:

Name of Commercial Registered Office Provider                                        County

IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 12th day of December 2006.
Empire Energy E&P, LLC

/s/ Bill Waller

Signature

President/ Member

Title

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

EMPIRE ENERGY, LLC

This Amended and Restated Operating Agreement (the "Agreement") has been adopted by the Member of Empire Energy, LLC, a Pennsylvania limited liability company (the "Company").

1.          Purpose. The object and purpose of, and the nature of the business to be conducted and promoted by, the Company is engaging in any lawful act or activity for which limited liability companies may be formed under the Pennsylvania Limited Liability Company Act, 15 Pa.C.S. § 8901, et seq., as amended from time to time (the "Act") and engaging in any and all lawful activities necessary or incidental to the foregoing.

2.          Member. The name and address of the Member are:

Bill Waller

17 Arentzen Boulevard

Vista One, Suite 203

Charleroi, Pennsylvania 15022

3.          Management.

(a)                The business and affairs of the Company shall be managed by the Members. The Members, on behalf of the Company, shall have the power to do any and all acts necessary or convenient to, or for the furtherance of, the business and affairs of the Company.

(b)                The Members may appoint by written resolution officers and agents of the Company to which the Members may delegate by written resolution whatever duties, responsibilities and authority the Members may desire. Any officer or agent may be removed by the Members at any time by written resolution.

(c)                The Members shall be deemed to have delegated to the officers duly elected by the Members the duties, responsibilities and authority that would be exercised by an officer of a business corporation with the same title, unless the Managers provide otherwise by written resolution.

4.          Title to Company Property. All real and personal property shall be acquired in the name of the Company and title to any property so acquired shall vest in the Company itself rather than in the Members.

5.          Compensation of Member. The Members may be reimbursed for all expenses incurred in managing the Company and may, at the election of the Members, be entitled to compensation for management services rendered, in an amount to be determined from time to time by the Managers.

6.          Distributions. Distributions shall be made to the Member (in cash or in kind) at the times and in the aggregate amounts determined by the Member and as permitted by applicable law.

7.          Elections. The Members may make any tax elections for the Company allowed under the Internal Revenue Code of 1986, as amended, or the tax laws of any state or other jurisdiction having taxing jurisdiction over the Company.

8.          Assignability of Membership Interest. The economic interest of the Members in the Company is assignable, in whole or in part, either voluntarily or by operation of law.

9.          Admission of Additional Members. Additional members of the Company may be admitted to the Company at the direction of the Members only if a new operating agreement or an amendment and restatement of this Agreement is executed.

10.         Liability of the Member. Neither the Member nor the Managers shall have any liability for the debts, obligations or liabilities of the Company or for the acts or omissions of any other member, officer, agent or employee of the Company except to the extent provided in the Act. The failure of the Members or the Managers to observe any formalities or requirements relating to the exercise of the powers of the Members or the Managers or the management of the business and affairs of the Company under this Agreement or the Act shall not be grounds for imposing liability on the Members or the Managers for liabilities of the Company.

11.         Indemnification. The Company shall indemnify the Members and those authorized officers, agents and employees of the Company identified in writing by the Members as entitled to be indemnified under this section for all costs, losses, liabilities and damages paid or accrued by the Members (as the Members or as an officer, agent or employee) or any such officer, agent or employee in connection with the business of the Company, except to the extent prohibited by the laws of the Commonwealth of Pennsylvania. In addition, the Company may advance costs of defense of any proceeding to the Members or any such officer, agent or employee upon receipt by the Company of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Company.

12.         Dissolution.

(a)          The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of the following: (i) the written direction of the Members, or (ii) the entry of a decree of judicial dissolution under Section 8972 of the Act. The death (or dissolution in the case of a member that is not a natural person), retirement, insanity, resignation or bankruptcy of a Member or the occurrence of any other event that terminates the continued membership of a Member shall not cause a dissolution of the Company.

(b)          Upon dissolution, the Company shall cease carrying on any and all business other than the winding up of the Company business, but the Company is not terminated and shall continue until the winding up of the affairs of the Company is completed and a certificate of dissolution has been filed pursuant to the Act. Upon the winding up of the Company, the Company's property shall be distributed (i) first to creditors, including the Member if the Member is a creditor, to the extent permitted by law, in satisfaction of the Company's liabilities; and (ii) then to the Member. Such distributions shall be in cash or property or partly in both, as determined by the Member.

13.         Conflicts of Interest. Nothing in this Agreement shall be construed to limit the right of the Managers or the Member to enter into any transaction that may be considered to be competitive with, or a business opportunity that may be beneficial to, the Company. The Managers and the Member do not violate a duty or obligation to the Company merely because the conduct of the Member or the Managers furthers their respective interests. The Member may lend money to and transact other business with the Company. The rights and obligations of the Member upon lending money to or transacting business with the Company are the same as those of a person who is not the Member, subject to other applicable law. No transaction with the Company shall be void or voidable solely because the Member has a direct or indirect interest in the transaction.

14.         Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the substantive laws of the Commonwealth of Pennsylvania, without reference to the conflicts of law rules of that or any other jurisdiction.

15.         Entire Agreement. This Agreement constitutes the entire agreement of the Members with respect to the subject matter hereof and supersedes all prior agreements, express or implied, oral or written, with respect thereto. The express terms of this Agreement control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

16.         Amendment. This Agreement may be amended or modified from time to time only by a written instrument executed by the Managers.

17.         Rights of Creditors and Third Parties. This Agreement is entered into by the Members solely to govern the operation of the Company. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other person other than the heirs, personal representatives, successors and assigns of the Members. Except and only to the extent provided by applicable statute, no creditor or third party shall have any rights under this Agreement or any agreement between the Company and the Managers, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has adopted this Amended and Restated Operating Agreement as of September 6, 2006.

/s/ Bill Waller
Bill Waller, Member

EMPIRE ENERGY I.,I,C

WRITTEN ACTION OF MEMBER

as of October 9, 2006

The undersigned, being the Member of Empire Energy LLC, a Pennsylvania limited liability company (the "Company"), does hereby consent to and adopt the following resolutions and take the following action with the same force and effect as if such resolutions had been duly adopted and such action duly taken at a meeting of the Members of the Company duly called and legally held:

Amendment to Certificate of Organization

WHEREAS, it is in the best interests of the Company to change the name of the Company to Empire Energy E&P, LLC; and

WHEREAS, in accordance with the Pennsylvania Limited Liability Company Act, the Company desires to amend its Certificate of Organization.

NOW, THEREFORE, BE IT RESOLVED, that Article FIRST of the Company's Certificate of Organization, shall be amended to read in its entirety as follows:

FIRST: "The name of the limited liability company is Empire Energy E&P, LLC."

RESOLVED FURTHER, that upon adoption of such Certificate of Amendment by the Manager of the Company, the appropriate officers be, and they hereby are, authorized and directed to execute and deliver such documents (including, without limitation, the Certificate of Amendment to the Certificate of Organization) and to take such actions as they or any of them deem necessary or appropriate to effectuate the intent of the foregoing resolutions.

WITNESS the due execution hereof.

/s/ Bill Waller

Bill Waller, Member

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LIMITED LIABILITY COMPANY AGREEMENT

OF

EMPIRE ENERGY USA, LLC

September 21, 2006

THIS LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of Empire Energy USA, LLC (the "Company")

WITNESSETH:

WHEREAS, the Company was formed as a Delaware limited liability company by the filing of a Certificate of Formation on September 20, 2006 (the "Formation Date");

WHEREAS, the initial Members of the Company wish to set forth the terms under which the Company will operate; and

WHEREAS, unless the context otherwise requires, terms that are capitalized and not otherwise defined in context have the meanings set forth in Article 14.

NOW, THEREFORE, the parties, for good and valuable consideration, and intending to be legally bound hereby, agree as follows:

ARTICLE 1

FORMATION AND PURPOSE

1.1           Formation. The Company was formed on the Formation Date upon the filing of the Company's Certificate of Formation with the Secretary of State of the State of Delaware in accordance with and pursuant to the Act.

1.2           Name. The name of the Company is "Empire Energy USA, LLC." The Company shall execute any assumed or fictitious name certificate or certificates required by law to be filed in connection with changes in the name of the Company or the conduct of the business of the Company and shall cause such certificate or certificates to be filed in the appropriate records.

1.3           Offices. The principal office for the transaction of business shall be at such location as the Board of Managers may select from time to time. The initial principal office of the Company shall be located at 17 Arentzen Boulevard, Vista One, Suite 203, Charleroi, Pennsylvania 15022. The Company may have such other offices and places of business as the Board of Managers may from time to time determine and as the business and affairs of the Company may require. The address of the Company's initial registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle.

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The name of its registered agent at such address is Corporation Service Company. The Company's registered office and registered agent may be changed from time to time by filing the address of the new registered office and the name and the acceptance of the new registered agent with the Secretary of State of the State of Delaware pursuant to the Act.

1.4           Purposes. The purpose of the Company is to engage in any lawful business or activity, except as prohibited by the Act.

1.5           Powers. Subject to the provisions of the Act and this Agreement, the Company shall have the power to do all things necessary, appropriate, advisable, convenient, or incidental in connection with the establishment and operation of the Company's business, including entering into any and all activities, contracts and agreements related or incident to and consistent with the purposes of the Company set forth in Section 1.4 as the Board of Managers or the Members, as applicable in accordance with the terms of this Agreement, may determine to be appropriate from time to time. To the extent not in conflict with this Agreement, the Company shall also have all powers set forth in the Act and under all other applicable law.

1.6           Certificates of Authority. The Company shall execute and file any certificate and comply with similar requirements of any jurisdiction in which the Company shall be deemed to be doing business pursuant to applicable law.

1.7           Term. Subject to Article 13 below, the term of the Company shall be perpetual.

1.8           Provisions Inconsistent with the Act. The rights and obligations of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be under the Act in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control_ To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make this Agreement effective under the Act, so long as the fundamental economic intentions of the Members are not altered in any material respect by the change and so long as no Member is materially prejudiced by the change. If the fundamental economic intentions of the Members are altered in any material respect, the Members shall negotiate in good faith to preserve the original economic terms of this Agreement. In the event the Act is subsequently amended or interpreted in a way as to make valid any provision of this Agreement that was formerly held invalid, the provision shall again be considered to be valid from the effective date of the amendment or interpretation.

1.9           Bank Accounts. All receipts and income of the Company shall be deposited in such bank or banks as are selected by the Board of Managers from time to time. The funds in any bank account(s) shall be used solely for the business of the Company, and withdrawals shall be made by signatures only of the individual or individuals as shall be designated by the Board of Managers from time to time.

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ARTICLE 2

MEMBERS

2.1           Members. The name of each Member and the number and class of Units held by each Member are set forth on Exhibit A hereto. The Board of Managers shall further amend Exhibit A each and every time a Member is admitted or ceases to be a Member pursuant to the terms of this Agreement or when any other information reflected on Exhibit A changes. The Units of the Company are described in greater detail in Section 5.1.

2.2           Scope of Members' Authority. No Member shall have authority to bind or act for, or assume any obligations or responsibilities on behalf of, any other Member or the Company. Neither the Company nor any Member shall be responsible or liable for any indebtedness or obligation of any other Member incurred or arising either before or after the adoption of this Agreement. This Agreement shall not be deemed to create a partnership, joint venture, or other affiliation between or among the Members with respect to any activities whatsoever.

23           Voting Rights of Members. All Members shall be entitled to all rights given to members of a limited liability company under the Act and all other applicable laws, except as otherwise expressly provided in this Agreement or in resolutions duly adopted by the Board of Managers. All Members shall be entitled to vote on any matter submitted to a vote of the Members by the Board of Managers , except as otherwise provided elsewhere in this Agreement.

2.4           Meetings of Members. Meetings of the Members may be held at any time or place called by Members holding a majority of the Units , by the Board of Managers , or by the Secretary of the Company. Notice by letter, electronic mail, or facsimile of meetings of the Members shall be given by the Person or Persons calling the meeting not less than five (5) business days before such meeting. Whenever any written notice is required to be given under the provisions of this Agreement or applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to the notice, whether before or after the time stated therein, shall be deemed to be equivalent to the giving of the notice. Attendance at a meeting of the Members, whether in person or by conference telephone or similar communications pursuant to the next sentence, shall constitute waiver of notice of the meeting. The Members may participate in any meeting by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear and speak with each other. Except as otherwise expressly prohibited by this Agreement or by applicable law, no Member shall be prohibited from voting on a matter solely because the matter relates to such Member or an Affiliate of such Member.

2.5           Action Without a Meeting; Written Consent. Except as otherwise provided in this Agreement, any determination, consent, or other action required or permitted to be taken at a Members' meeting or otherwise by the Members pursuant to this Agreement may be taken without a meeting, and without a vote, if the action is taken by a written consent signed by Members holding a majority of the Units authorized to vote with respect to that determination, consent, or action (or such greater number of Units as may be required under this Agreement or applicable law with respect to the matter(s) at issue).

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2.6           Limited Liability of the Members. Except upon the express written agreement by any Member to the contrary, no Member shall be liable for the debts, liabilities, contracts, or other obligations of the Company, nor shall any Member be obligated to make any contribution or payment to the Company in excess of the Member's initial Capital Contribution. Neither the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under the Act or this Agreement, nor the service by any representative of any Member as a Director or officer of the Company, shall be grounds for imposing personal liability on any Member for liabilities of the Company. Any liability to return distributions from the Company shall be limited to mandatory requirements of the Act or of any other applicable law.

2.7           Member Loans. No Member shall be required to make loans to the Company. Loans that may be made, however, by any Member to the Company shall not be considered Capital Contributions. The amount of any such loan shall be a debt due from the Company to the lending Member and shall be made upon such terms and conditions as are approved in the same manner set forth in this Agreement for the approval of any other indebtedness of the Company.

2.8           Affiliate Transactions. The Company shall not engage in any material transaction or material business activity with any Member or any Affiliate of any Member other than as expressly provided in this Agreement, except for (a) transactions and business activities with Members or Affiliates of Members that are carried out in the ordinary course of business under terms not more favorable than those customarily given to unrelated third parties conducting business with the Company and (b) those approved by the Board of Managers .

2.9           Ancillary Agreements. The Company has agreed to enter into a (i) Consultancy Services Agreement with an entity to be designated by Bruce McLeod, and (ii) an Employment Agreement with Bill Waller. The Company may also enter into agreements in connection with the provision of certain management services by other individuals.

ARTICLE 3

MANAGERS

3.1           General Authority. Except for the approvals required by applicable law, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Managers and the Board of Managers may make all decisions and take all actions for the Company, including, without limitation, the following:

(a)            entering into, making, and performing contracts, agreements, and other undertakings binding the Company that may be necessary, appropriate, or advisable in furtherance of the purposes of the Company and making all decisions and waivers thereunder;

4

(b)          opening and maintaining bank and investment accounts and arrangements, drawing checks and other orders for the payment of money, and designating individuals with authority to sign or give instructions with respect to those accounts and arrangements;

(c)          maintaining the assets of the Company in good order;

(d)          collecting sums due the Company;

(e)          to the extent that funds of the Company are available, paying debts and obligations of the Company;

(f)          acquiring, utilizing for Company purposes, and selling, assigning, transferring, exchanging, mortgaging, pledging, granting of security interests, or otherwise disposing or encumbering (including, without limitation, by operation of law) any asset of the Company;

(g)          borrowing money or otherwise committing the credit of the Company for Company activities and voluntary prepayments or extensions of debt;

(h)          selecting, removing, and changing the authority and responsibility of lawyers, accountants, and other advisers and consultants;

(i)          obtaining insurance for the Company; and

(j)           determining and authorizing the amount and timing of distributions of Company cash and other property in accordance with Article 6 of this Agreement.

3.2           Approval or Ratification of Acts or Contracts by the Members. The Board of Managers , in their sole discretion, may submit any act or contract for approval or ratification at any meeting of the Members, subject to any required notice of the intent to consider such act or contract having been duly given or waived.

3.3           Election and Removal of Managers .

(a)            The Members agree to vote all of their Units and to take all other necessary or desirable actions within their control (whether as a Member, Director, or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum or execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board or member meetings), so that the Board of Managers shall be composed of no less than two (2) and no more than ten (10) members.

3.4           Current Managers . As of the date of this Agreement, the number of the Company's Managers shall initially be set at two (2), and the Board of Managers shall initially consist of William Waller and Bruce William McLeod.

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3.5           Meetings of the Board of Managers . The Board of Managers shall hold regular meetings on not less than a quarterly basis and shall have and may exercise all of the powers and authorities in the management and affairs of the Company, subject to the express consent rights of each of the Members set forth in this Agreement. The Board of Managers shall act by adoption of resolutions (a) at meetings of the Board of Managers by affirmative vote of a majority of the Managers participating at a meeting at which a quorum is present (unless this Agreement requires a greater number of affirmative votes on a matter), or (b) by written consent of a majority of the Managers (unless this Agreement requires a greater number of affirmative votes on a matter), such written consent being preceded by at least two (2) business days' notice to all Managers . Special meetings of the Board of Managers may be called by the Chairman of the Board or by any two Managers . Written notice stating the place, day and hour of a regular meeting and, in the case of a special meeting, the purpose or purposes for which that meeting is called, shall be delivered to each Director and Alternate not less than three (3) days nor more than thirty (30) days before the meeting. All regular and special meetings shall be held at the Company's principal place of business unless the Board of Managers agrees otherwise. If all of the Managers meet at any time and place and consent to the holding of a meeting at that time and place, such meeting shall be valid without call or notice, and at the meeting any Company action may be taken. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the special meetings. The attendance of a majority of the authorized number of Managers at a meeting of the Board of Managers shall constitute a quorum for the transaction of business. If, at any meeting of the Board of Managers , there is less than a quorum present, those present shall adjourn the meeting from time to time until a quorum is obtained. Each Director may designate by proxy any other Director or another individual to attend and act on behalf of the Director (including voting on all matters brought before the Board of Managers ) at a meeting of the Board of Managers , a copy of which proxy shall be delivered to each other Director at or prior to the meeting_ Managers may participate in any meeting through telephonic or similar communications equipment by means of which all persons participating in the meeting can hear and speak with one another throughout the meeting, and such participation shall constitute presence in person at the meeting. No Director shall be disqualified from voting on matters as to which that Director may have a conflict of interest, provided that prior to voting on any such matter, such Director shall disclose any such conflict to the other Managers .

3.6           Annual Budgets and Business Plans. Each year, the Senior Executive Officers shall be responsible for the preparation, in consultation with the Board of Managers , of a proposed annual operating budget, annual capital budget and annual business plan of the Company, which budgets and plan shall be submitted to the Board of Managers for approval in accordance with Section 3.5. The Senior Executive Officers shall be responsible for oversight of the Company's compliance with the annual operating and capital budgets and business plans approved by the Board of Managers .

3.7           Board Committees. The Board of Managers may, from time to time, establish one or more committees, having such powers and duties as the Board of Managers may designate, but the Board of Managers shall maintain during the term of this Agreement the following committees:

(a)           Compensation Committee. There shall be established a Compensation Committee of the Board of Managers (the "Compensation Committee"). The Compensation Committee will determine the compensation of all Senior Executive Officers and consultants of the Company (including salary, bonus, equity participation and benefits) consistent with the compensation practices of companies similar to the Company; provided, however, that no member of the Compensation Committee may vote on his or her own compensation. The compensation of Senior Executive Officers and consultants shall be reviewed by the Compensation Committee on at least an annual basis, and the decision by a majority of the members of the Compensation Committee will control the Compensation Committee's actions.

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(b)          Audit Committee. There shall be established an Audit Committee of the Board of Managers (the "Audit Committee") which shall be comprised of at least two (2) Managers . The Audit Committee shall, among other things, select, from time to time, the Company's auditors and monitor and review the internal and external audit process.

3.8           Chairman of the Board. One Manager shall be designated as the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Managers ; provided, however, that the Chairman of the Board shall not be entitled to any greater voting right than any other Manager.

3.9           Compensation. The Company shall pay the reasonable expenses that are incurred and are related to attendance at meetings of Managers . In addition, the Company may pay reasonable compensation to Managers , with the amount of compensation to be determined by the Board of Managers ..

3.10           Execution of Documents. No Manager (acting solely in his capacity as Director) shall have any authority to bind the Company to any third party with respect to any action except pursuant to a resolution adopted by the Board of Managers authorizing such action. Any Manager or officer of the Company specifically authorized by the Board of Managers , or any other Person specifically authorized by the Board of Managers , may execute any contract or other agreement or document on behalf of the Company and may execute on behalf of the Company and file with the Secretary of State of the State of Delaware any certificates or filings provided for in the Act.

3.11            Reliance. A Manager shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented to the Company by any of its other Managers , Members, officers, or employees, or by any other Person, as to matters the Manager in good faith believes are within the other Person's professional or expert competence (including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, or losses of the Company or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid). In addition, the Board of Managers may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors selected by them, and reliance upon any opinion of any such Person as to matters which the Board of Managers reasonably believes to be within that Person's professional or expert competence shall be full and complete protection in respect of any action taken or suffered or omitted by the Board of Managers hereunder in good faith and in accordance with that opinion, unless the Board of Managers has knowledge concerning the matter in question that would cause such reliance to be unwarranted.

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3.12         Minutes of Proceedings. The Board of Managers shall cause to be kept a book of minutes of all of its proceedings in which there shall be recorded the time and place of each meeting, whether regular or special, and if special, by whom the meeting was called, the notice having been given, the names of those present, and the proceedings of the meeting, including the text of any resolutions adopted. Copies of any consents in writing to the adoption of any resolutions shall also be filed in the minute book.

3.13         Limited Liability of the Managers No Manager, or former Manager, shall be liable in damages for any act or failure to act his or her capacity as a Manager unless such act or omission constituted bad faith, gross negligence, fraud or willful misconduct or a willful violation of this Agreement. The obligations of the Managers shall be limited to those set forth in this Agreement. The Managers shall have the right to disclose any information to the Members or to engage in discussions regarding any matter, without being deemed to have breached any obligation under this Agreement.

3.14         Policies. The Company shall adopt policies governing its behavior and that of its employees and agents. Those policies may address, among other things, ethics, privacy, compliance with export and boycott laws, compliance with applicable competition and antitrust laws, conflicts of interests, and such other matters as determined by the Board of Managers from time to time.

ARTICLE 4

OFFICERS

4.1           General. Subject to the rights and authority of the Board of Managers , the day-to-day operations of the Company shall be run by the officers of the Company who shall be elected by the Board of Managers . The officers shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, and such other officers as the Board of Managers may determine. The initial officers of the Company under this Agreement shall be as set forth on Exhibit B hereto. Any officer may act as assistant treasurer or assistant secretary. Annual or other periodic election of officers shall not be required. Each officer or assistant officer shall serve at the pleasure of the Board of Managers . Any officer may be removed by the Board of Managers for any reason whatsoever or for no reason. Any officer may resign at any time. The compensation of all officers and assistant officers shall be fixed by, or pursuant to authority delegated by, the Board of Managers from time to time. Any two or more offices may be held by the same person.

4.2           Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer and president of the Company and shall have general and active charge and control over the day-to-day business and affairs of the Company, subject to the rights and powers of the Board of Managers , and shall have such other duties as shall be prescribed from time to time by the Board of Managers .

4.3           Chief Financial Officer/Treasurer. The Chief Financial Officer shall be the chief financial officer and treasurer of the Company and shall have specific and active charge and control over the financial affairs of the Company, subject to the rights and powers of the Board of Managers , and shall have such other duties as shall be prescribed from time to time by the Board of Managers or the Chief Executive Officer.

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4.4           Vice President. Each Vice President shall have such powers and perform such duties as shall be prescribed from time to time by the Board of Managers or the Chief Executive Officer.

4.5           Secretary. The Secretary shall keep a record of the minutes of the proceedings of meetings of the Members and Board of Managers , and shall give notice of all such meetings as required by the Act. The Secretary shall have custody of the seal of the Company and of all books, records, and papers of the Company, except such as shall be in the charge of the Chief Financial Officer or of some other Person authorized to have custody and possession thereof by resolution of the Board of Managers . The Secretary shall also have such other powers and perform such other duties as are incident to the office of the secretary of a limited liability company or as shall be prescribed from time to time by, or pursuant to authority delegated by, the Board of Managers .

4.6           Other Executives. Executives (other than as expressly indicated in this Article 4) shall perform such duties and may exercise such powers as from time to time may be assigned to them by the Board of Managers .

4.7           Other Employees. The Board of Managers shall establish guidelines for the appointment, removal and compensation of the management and employees of the Company. The Chief Executive Officer shall be responsible for the appointment and removal of all other members of management and the employees of the Company within the guidelines established by the Board of Managers .

4.8           Authority to Sign Contracts. The Chief Executive Officer or, in the absence of the Chief Executive Officer, any other officer authorized by the Chief Executive Officer, may sign, on behalf of the Company, those contracts or other instruments that have been appropriately authorized by the Board of Managers to be executed on behalf of the Company, except in cases where the signing or execution of the contract or instrument is expressly reserved by the Board of Managers or delegated by this Agreement to some other agent of the Company.

4.9           Reliance on Acts of the Board of Managers and Others. No financial institution or other Person dealing with an officer, Director, Member or other agent or attorneyin-fact for the Company will be required to ascertain whether any such officer, Director, Member or other agent or attorney-in-fact is an authorized agent acting in accordance with this Agreement, but such financial institution or such other Person will be protected in relying solely upon the deed, transfer or assurances in the execution of such instrument or instruments by the officer, Director, Member or other agent or attorney-in-fact thereof

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ARTICLE 5

UNITS AND CAPITAL CONTRIBUTIONS

5.1           Units . Each Member's limited liability company interest in the Company, within the meaning of the Act, shall consist of units of membership and economic interest designated as "Units" in this Agreement. The authorized Units shall have the rights, powers, and preferences set forth in this Agreement or in resolutions duly adopted by the Managers. There is hereby expressly vested in the Board of Managers full authority to establish by resolution or resolutions from time to time one or more other classes of Units, and Warrants to purchase Units, having in each case such relative rights, powers, and preferences, without limitation, as shall be stated or expressed in the resolution or resolutions providing for the creation of such class adopted by the Board of Managers pursuant to this authority and without further authorization from the Members, except as otherwise specifically required by this Agreement.

5.2           Issuance of Units . The Company may issue Units from time to time to existing Members or to Persons who become Members on such terms and at such times as the Board of Managers may determine. No Person shall become a new Member unless and until that Person executes and delivers a joinder to this Agreement pursuant to which that Person agrees to be bound by all of the provisions of this Agreement applicable to Members.

5.3           Unit Certificates. The Units held by each Member shall be represented by a certificate or certificates. Each certificate shall be in such form as the Board of Managers may from time to time adopt, but at a minimum each certificate shall (a) state on its face the name of the Company and that it is organized under the laws of the State of Delaware, (b) state on its face the name of the Member to whom such Share(s) are issued, (c) state on its face the number and type of Units the certificate represents, and (d) be signed by both (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer or Secretary, or any assistant treasurer or secretary, of the Company. In addition, at a minimum, each Share certificate shall be numbered consecutively within each class, be in registered form, and indicate the date of issuance. Each certificate shall bear on its face or reverse customary legends in respect of restrictions on transfer provided for under this Agreement and under applicable federal and state securities laws.

5.4           Capital Contributions., Initial Capital Accounts. The initial Capital Accounts of the Members shall be as set forth in the books and records of the Company. A single Capital Account shall be maintained for each Member in accordance with the capital accounting rules of Section 704(b) of the Code, and the Regulations thereunder (including, particularly, Section 1.704-1(b)(2)(iv) of the Regulations).

5.5           Additional Capital Contributions. No Member shall be required to make any additional Capital Contribution to the Company in respect of the Units then owned by such Member. However, a Member may make such additional Capital Contributions to the Company if approved by the Board of Managers . The provisions of this Section 5.5 are intended solely to benefit the Members and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor shall be a third party beneficiary of this Agreement), and no Member shall have any duty or obligation to any creditor of the Company to make any additional Capital Contributions or to cause the Board of Managers to consent to the making of additional Capital Contributions.

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5.6           Use of Capital Contributions. All contributions to capital of the Company shall be available to the Company to carry out the purposes of the Company.

5.7           Other Source of Funds. The Company may, at the Board of Managers ' discretion, from time to time borrow and reborrow funds under terms and conditions determined by the Board of Managers , including without limitation, borrowing funds from Members and Affiliates thereof, provided that the terms of such borrowings are commercially reasonable.

5.8           Negative Capital Accounts. Except as required by law, no Member is obligated to restore a negative balance in such Member's Capital Account.

5.9           Return of Capital. Except as expressly provided herein, no Member shall have the right to demand or receive a distribution of any capital prior to the dissolution of the Company and no Member shall have the right to demand and receive property other than cash in return for any contribution to the capital of the Company.

5.10          Ownership by Member of Company. No Member shall have any right of partition with respect to any property or assets of the Company.

5.11          Interest on Capital. No Member shall be entitled to receive any interest with respect to its Capital Contributions or Capital Account.

ARTICLE 6

DISTRIBUTIONS; PROFITS AND LOSSES

6.1           Generally. Except as otherwise provided in this Agreement, the Board of Managers , acting in good faith and in furtherance of the purpose of the Company, shall have sole discretion as to the amounts and timing of distributions to Members, subject to the retention of, or payment to, third parties of such funds as it shall deem necessary with respect to the reasonable business needs of the Company, which shall include, without limitation, the payment or the making of provision for the payment when due of Company obligations including the payment of any management or administrative fees and expenses or any other obligations.

6.2           Distributions.

(a)            Tax Distributions.

(i)          If the aggregate amounts distributed to a Member for any Fiscal Year of the Company are less than the Estimated Tax Amount of that Member for such fiscal year, the Board of Managers shall, subject to applicable covenants and restrictions contained in the Company's loan agreements and other agreements or obligations to which the Company or its properties are subject, cause the Company to distribute additional amounts of cash to the Members in proportion to their relative number of Units , until that Member has received an amount of distributions for such Fiscal Year equal to its Estimated Tax Amount.

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(ii)         The Board of Managers shall use their best efforts to estimate the Estimated Tax Amounts of the Members for each fiscal quarter of the Company prior to the close of such fiscal quarter, and shall make distributions in accordance with Section 6.2(a) to the Members of their Estimated Tax Amounts for that period not later than the thirtieth (30th) day following the close of the fiscal quarter. The Board of Managers shall, subject to applicable covenants and restrictions contained in the Company's loan agreements and other agreements or obligations to which the Company or its properties are subject, use their best efforts to ensure that the Estimated Tax Amounts shall be distributed to the Members regardless of whether the Company otherwise has cash available for these purposes. At the close of the Fiscal Year, the Board of Managers shall make proper adjustments as may be necessary to the character and amounts of such distributions to reconcile the fmal Estimated Tax Amounts of the Members as of the close of the Fiscal Year with the projected Estimated Tax Amounts previously distributed to the Members with respect to such Fiscal Year.

(b)          Capital Account Deficit Distributions. Notwithstanding anything to the contrary in this Section 6.2, the Managers shall use their best efforts to ensure that no distributions are made to any Member which would cause or increase a Capital Account Deficit with respect to such Member (after proper adjustment is made to such Capital Accounts to reflect the anticipated allocations of Profits and Losses with respect to the operations of the Company, or Capital Transactions, as applicable).

(c)          Property Distributions. The Managers may in their sole discretion distribute to the Members at any time any property of the Company. Any such property will be distributed in proportion to the amounts which would be distributed to the Members pursuant to Section 6.2(a) if there were a taxable disposition of that property for the fair market value thereof on the date of the distribution.

(d)          Withholding.

(i)          The Company shall withhold taxes from distributions to, and allocations among, the Members to the extent required by law (as determined by the Company in its reasonable discretion). Except as otherwise provided in this Section 6.2(d), any amount so withheld by the Company with regard to a Member shall be treated for purposes of this Agreement as an amount actually distributed to such Member. An amount shall be considered withheld by the Company if, and at the time, remitted to a governmental agency without regard to whether such remittance occurs at the same time as the distribution or allocation to which it relates; provided, however, that an amount actually withheld from a specific distribution or designated by the Company as withheld from a specific allocation shall be treated as if distributed at the time such distribution or allocation occurs.

(ii)         To the extent that operation of Section 6.2(f)(i) would create a negative balance in the Capital Account of a Member or increase the amount by which such Capital Account balance is negative, the amount of the deemed distribution shall instead be treated as a loan by the Company to such Member, which loan shall be payable upon demand by the Company and shall bear interest at a floating rate equal to the prime rate as announced from time to time by JP Morgan Chase Bank, NA, compounded daily.

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(iii)        Each Member hereby agrees to indemnify the Company, and the other Members, for any liability they may incur for failure to properly withhold taxes in respect of such Member, moreover, each Member hereby agrees that neither the Company nor any other Member shall be liable for any excess taxes withheld in respect of such Member's interest in the Company and that, in the event of overwithholding, a Member's sole recourse shall be to apply for a refund from the appropriate governmental authority.

(iv)        Taxes withheld by third parties from payments to the Company shall be treated as if withheld by the Company for purposes of this Section 6.2(f). Such withholding shall be deemed to have been made in respect of all the Members in proportion to their respective allocative Units under Section 6.3 of the underlying items of Profit to which such third party payments are attributable. In the event that the Company receives a refund of taxes previously withheld by a third party from one or more payments to the Company, the economic benefit of such refund shall be apportioned among the Members in a manner reasonably determined by the Board of Managers to offset the prior operation of this Section 6.2(f)(iv) in respect of such withheld taxes.

(v)         In the event that the Company is required to remit cash to a governmental agency in respect of a withholding obligation arising from an in-kind distribution by the Company or the Company's receipt of an in-kind payment, the Board of Managers may cause the Company to sell an appropriate portion of the property at issue and, to the extent permitted by applicable law (as determined by the Board of Managers in its reasonable discretion), any resulting income or gain shall be allocated solely for income tax purposes entirely to the Members in respect of whom such withholding obligation arises.

6.3           Allocations.

(a)            Profits and Losses. After giving effect to the special allocations set forth in Sections 6.4 and 6.5, Profits and Losses for any Allocation Year shall be allocated to Members in proportion to their Percentage Interests.

6.4           Special Allocations. The following special allocations shall be made in the following order:

(a)            Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Article 6, if there is a net decrease in Company Minimum Gain during any Allocation Year, each Member shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.7042(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(0(6) and 1.704-2(0(2) of the Regulations. This Section 6.4(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

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(b)          Member Minimum Gain Charg_eback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Article 6, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to Member Nonrecourse Debt during any Allocation Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Allocation Year (and, if necessary, subsequent Allocation Year) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(0(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.7042(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 6.4(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c)          Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)00(d)(4), 1.704- 1(b)(2)00(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specifically allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible; provided that an allocation pursuant to this Section 6.4(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 6 have been tentatively made as if this Section 6.4(c) were not in this Agreement.

(d)          Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Allocation Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specifically allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.4(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been made as if Section 6.4(c) and this Section 6.4(d) were not in this Agreement.

(e)          Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year shall be specially allocated among the Members in proportion to the relative number of Units held by such Members.

(f)          Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Allocation Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations Section I .704-2(i)(1).

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(g)          Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704- 1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Regulations Section I .704-1(b)(2)(iv)(m)(4) applies.

(h)          Allocations Relating to Taxable Issuance of Company Units . Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Member (the "Issuance Items") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

6.5           Curative Allocations. The allocations set forth in Section 6.4 (other than Sections 6.4(h) and 6.4(i)) (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 6.5. Therefore, notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Board of Managers shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 6.3 and 6.4(h).

6.6           Other Allocation Rules.

(a)            For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board of Managers using any permissible method under Code Section 706 and the Regulations thereunder.

(b)            The Members are aware of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions of this Article 6 in reporting their Units of Company income and loss for income tax purposes.

(c)            Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the Company within the meaning of Section I.752-3(a)(3) of the Regulations, the Members' interests in the Company's profits are in proportion to their respective number of Units .

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6.7           Code Section 704(c); Corrective Allocations.

(a)          In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value).

(b)          In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

(c)          Any elections or other decisions relating to such allocations shall be made by the Board of Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 6.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

6.8           Tax Matters Member.

(a)           Appointment. The Board of Managers shall designate a Tax Matters Member (the "Tax Matters Member") of the Company. The Tax Matters Member is the "tax matters partner" within the meaning of that term in Code Section 6231(a)(7) and shall have all the powers and responsibilities of a "tax matters partner" under the Code. Each Member, by the execution of this Agreement, consents to such designation of the Tax Matters Member and agrees to execute, certify, acknowledge, deliver, swear to, file, and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. The Tax Matters Member shall have the power to manage and control, on behalf of the Company, any administrative and judicial proceedings relating to the determination of any item of Company income, gain, loss, deduction, or credit for federal income tax purposes as well as for state, local and foreign tax purposes. The Tax Matters Member (i) shall not file any action or suit or extend any statute of limitations relating to Company tax matters without first notifying each Member and (ii) shall not settle any action or suit relating to Company tax matters without first notifying all Members. Reasonable expenses incurred by the Tax Matters Member, in its capacity as such, will be treated as Company expenses hereunder. Any Member shall have the right to participate in any administrative proceedings relating to the determination of partnership tax items at the Company level. Each Member and the Company shall give the others prompt notice of any audit or other proceeding relating to Company tax matters and shall consult with the others in connection therewith.

(b)           Tax Allocations; Accounting Procedures. All matters concerning the allocation of tax items among the Members (except as otherwise specifically required by income tax laws) and accounting procedures not expressly and specifically provided for by the terms of this Agreement shall be determined by the Tax Matters Member.

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ARTICLE 7

INDEMNIFICATION

7.1           General. To the fullest extent permitted by the Act, the Company, to the extent of its assets legally available for that purpose, shall indemnify and hold harmless its present or former Members, Managers , officers, and other agents and any member, partner, shareholder, director, officer, employee, agent, Affiliate and professional or other advisor of any of them (collectively, the "Indemnified Persons") from and against any and all loss, cost, damage, fine, expense (including, without limitation, reasonable fees and expenses of attorneys and other advisors and any court costs incurred by any Indemnified Person) or liability by reason of anything any Indemnified Person does or refrains from doing in good faith in such capacity for, or in connection with the business or affairs of, the Company, except to the extent that it is finally judicially determined by a court of competent jurisdiction that the loss, cost, damage, expense or liability resulted primarily from the Indemnified Person's bad faith, gross negligence or willful breach of a material provision of this Agreement or a knowing violation of criminal law. The Company may pay in advance or reimburse reasonable expenses (including advancing reasonable costs of defense) incurred by the Indemnified Person who is or is threatened to be named or made a defendant or a respondent in a proceeding concerning the business and affairs of the Company, provided, however, that as a condition to any such advance or reimbursement, such Indemnified Person shall agree that it shall repay the same to the Company if such Indemnified Person is finally judicially determined by a court of competent jurisdiction not to be entitled to indemnification under this Article 7.

7.2           Certain Other Indemnity Provisions.

(a)          Additional Indemnity. The Company, with the approval of the Board of Managers in its sole discretion, may indemnify any of the Indemnified Persons for any loss, cost, damage, expense or liability for which the Indemnified Persons would not be entitled to mandatory indemnification under Section 7.1.

(b)          Waiver of Indemnity Rights. An Indemnified Person may waive the benefits of indemnification under Section 7.1, but only by an instrument in writing executed by the Indemnified Person.

(c)          Certain Related Rights. The rights to indemnification under Article 7 are not exclusive of other rights which any Indemnified Person may otherwise have at law or in equity, including, without limitation, common law rights to indemnification or contribution. Nothing in Section 7.1 or this Section 7.2 shall affect the rights or obligations of any person (or the limitations on those rights or obligations) under any other agreement or instrument to which that person is a party.

7.3           Company Liabilities. All liabilities of the Company under this Article 7 shall be liabilities of the Company as an entity, and shall be paid or satisfied from the assets of the Company. No liability of the Company under this Article 7 shall be payable in whole or in part by any Member in its capacity as a Member or by any member, partner, shareholder, director, officer, employee, agent, Affiliate or professional or other advisor of any Member or its Affiliates.

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7.4           Insurance. The Company shall have the power to purchase and maintain insurance on behalf of any person who is or was an Indemnified Person, as well as any Indemnified Person who is or was serving at the request of the Company as a member, manager, representative, committee member, trustee, director, officer, employee or agent of another limited liability company, partnership, joint venture, trust, corporation or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against liability under this Article 7.

7.5           Rules of Construction.

(a)            For purposes of this Article 7, references to "the Company" shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify, so that any person shall stand in the same position under this Article 7 with respect to the resulting or surviving entity as he would have had with respect to a constituent entity if its separate existence had continued.

(b)            For purposes of this Article 7, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a Member, Director, officer, employee or agent of the Company which imposes duties on, or involves services by, that Member, Director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

(c)            The indemnification and advancement of expenses provided by or granted pursuant to this Article 7 shall continue as to a person who has ceased to hold a position and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.6           Savings Clause If any portion of this Article 7 shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Indemnified Person as to all costs, charges and expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, including any action by or in the right of the Company, to the full extent permitted by any applicable portion of this Article 7 that shall not have been invalidated and to the fullest extent permitted by applicable law.

7.7           No Fiduciary Duties. No Member nor any Director shall be a fiduciary of, or have any fiduciary obligations to, any Member or Members in connection with the Company, this Agreement, or such Member's or Director's performance of his, her or its obligations under this Agreement; and each Member hereby waives to the fullest extent permitted by applicable law any rights it may have to claim any breach of fiduciary obligation under this Agreement or in connection with the Company.

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7.8           Limited Liability of Indemnified Persons. No Indemnified Persons shall be liable to the Company or to any Member for any actions taken in good faith at and after the date hereof and reasonably believed to be in the best interests of the Company. Unless otherwise required by law or otherwise by the express obligations of such Member under any contract or other arrangement to which it is party, and without waiving any rights under or otherwise limiting the effect of the Act, under no circumstances shall a Member be individually liable, directly or indirectly, whether by way of indemnification, contribution or otherwise, for debts and obligations of, or chargeable to, the Company, that arise from any acts or omissions committed by another Member or any employee, agent or otherwise of the Company and its Members taken as a whole.

ARTICLE 8

BOOKS AND RECORDS

8.1           Books and Records.

(a)            The Board of Managers , or its designee, shall keep books of account in which will be entered fully and accurately every transaction of the Company. The Company shall keep its books on the accrual basis and in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied. The Company's books and records shall reflect all of the Company's transactions, and shall be appropriate and adequate for the Company's business.

(b)            Such books of account, together with all correspondence, papers and other documents, shall be kept at such offices of the Company as the Board of Managers shall determine and shall, upon reasonable notice to the Board of Managers , be open to the examination of any Member or its authorized representatives who will be permitted to make copies of all or any part thereof at such Member's cost.

(c)            If the Federal income tax return of any Member is audited, investigated, reviewed, or questioned by the Service, the Tax Matters Member shall make available all books, records and other necessary financial information regarding the Company which is in its possession and is relevant to such audit, investigation, review or inquiry to such Member.

8.2           Fiscal Year. The initial fiscal year of the Company shall begin upon the commencement of the existence of the Company and shall expire on December 31 thereafter; and each succeeding fiscal year of the Company shall commence on January 1 and shall expire on December 31 thereafter until the termination of the Company (the "Fiscal Year"). The taxable year of the Company shall be the calendar year (except as otherwise required by section 706 of the Code). The Fiscal Year of the Company shall be the same as its taxable year.

8.3           Access to Information; Records. Each Member has the right, subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established by the Board of Managers and Article 13, to obtain from the Company from time to time upon reasonable demand for any purpose permissible under applicable law reasonably related to the Member's interest:

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(a)            true and full information regarding the status of the business and fmancial condition of the Company;

(b)            promptly after becoming available, a copy of the Company's federal, state and local income tax returns for each year;

(c)            a current list of the name and last known business, residence or mailing address of each Member;

(d)            a copy of this Agreement and the Certificate of Formation and all amendments to either document, together with executed copies of any written powers of attorney pursuant to which this Agreement and any certificate and all amendments have been executed;

(e)            true and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each became a Member; and

(f)            other information regarding the affairs of the Company as is just and reasonable.

8.4           Financial Reports; Tax Reports.

(a)            The Company shall prepare or cause to be prepared and shall provide to each Member, within twenty-five (25) days after the end of each month, a balance sheet, a statement of profit and loss and a cash flow statement for such month, and aged accounts receivable and payable statement and market to market hedging statements as of the end of the reporting period.

(b)           The Company shall also prepare or cause to be prepared, and shall send to each Member within forty-five (45) days after the end of each fiscal quarter of each fiscal year, a balance sheet, a statement of profit and loss and a cash flow statement for such fiscal quarter, in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the prior fiscal year's fiscal quarter corresponding to the fiscal quarter just completed, prepared in accordance with GAAP consistently applied. The Company shall make good faith efforts to provide estimates of such information to each Member within fifteen (15) days after the end of each fiscal quarter.

(c)           The Company shall prepare fmancial statements in accordance with GAAP applied on a consistent basis and cause such statements to be reviewed by an independent accounting firm of recognized standing. The Company shall send such statements to each Member within forty-five (45) days after the end of each fiscal year.

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(d)          In addition, the Company shall cause to be prepared by the Auditors and shall send to each Member within ninety (90) days after the end of each fiscal year, (i) a report and Schedule K-1 stating each Member's distributive share of each class of income, gain, loss or deduction, including tax preference items, for that fiscal year, (ii) the computations of each Member's Capital Account as of the end of that fiscal year, including all entries taken into account in computing Capital Accounts, and (iii) to the extent reasonably available to the Company, such other information as may be required by the Members to complete their respective tax or information returns.

(e)          The Company shall deliver to the Members promptly upon receipt, copies of all management letters from accountants and all certificates prepared by or for the Company as to compliance, defaults, material adverse changes, material litigation or similar matters, but only to the extent that the delivery thereof would not result in the loss of any generally recognizable privilege otherwise applicable thereto; provided, however, that nothing herein shall preclude disclosure of these letters and certificates to the Managers or Alternates.

(f)          The Company, at its expense, shall cause the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code, as well as all other required state and local tax returns in each jurisdiction in which the Company owns property or does business.

ARTICLE 9

SALE AND TRANSFER

9.1           Transfers to be Made Only as Permitted by this Agreement. No Member or Permitted Transferee may Transfer any Units acquired on, before, or after the date of this Agreement, except to a Permitted Transferee or as specifically required or permitted by this Agreement, and any purported Transfer in any other manner shall be void. No Transfer may be made to a Permitted Transferee unless the Permitted Transferee (or his or her custodian or guardian, as applicable) executes and delivers a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement, and thereupon such Permitted Transferee shall be deemed a "Member," as and to the extent applicable, for all purposes of this Agreement. The Company shall not issue or grant any Units , unless the Person to whom such Units are issued or granted executes and delivers a written agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement as a Member. For purposes of this Agreement, a "Permitted Transferee" means (a) a member of the transferring Member's immediate family (as such term is defined in Rule 16a-1 under the Exchange Act of 1934, as amended) or a trust for the benefit of any of the foregoing, (b) a Senior Executive Officer of the Company, (c) an Affiliate of a transferring Member that is not a natural Person, and (d) other Members.

9.2           Calculations for Purposes of this Article 9. For purposes of this Article 9, in calculating the number of "Units " or "Common Units " held by any person for purposes of this agreement, all outstanding Units , warrants, options or other securities convertible, exchangeable or exercisable into Common Units shall, if they are convertible, exchangeable or exercisable at the time of calculation, be treated as if they had been so converted, exchanged or exercised for the number of Common Units into which they are then so convertible, ex changeable or exercisable.

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9.3         Right of First Refusal.

(a)          If any Member (or his or her Personal Representative) (an "Offeror") desires to Transfer any or all of the Offeror's Units to a third party (other than a Permitted Transferee), the Offeror shall first give notice to the Company and each Member (the "Remaining Members"), within fifteen (15) days of receipt of an offer to purchase ("Offer") or of the Offeror's intention to Transfer all or part of such Offeror's Units (the "Offered Units "), which notice shall set forth the name and address of the third party, the number of Units to be sold, the proposed purchase price and the other terms and conditions of the Offer. The Company shall have the option (exercisable by notice to the Offeror and the Remaining Members given within fifteen (15) days (the "Company Election Period") after receipt of notice from the Offeror) to purchase all (but not fewer than all) of the Offered Units at the same price and on the same terms specified in the Offer, except as provided in Section 9.4.

(b)          If the Company does not exercise its option with respect to all of the Offered Units , then the Remaining Members shall have the option, exercisable by notice to the Company and the Offeror, within twenty (20) days (the "Member Election Period") after the earlier of (i) expiration of the Company Election Period, or (ii) the receipt of notice from the Company that it will not exercise its option, to purchase (pro rata among the Remaining Members in proportion to their ownership of Common Units ), all of the Offered Units (but not fewer than all) at the same price and on substantially the same terms specified in the Offer, except as provided in Section 9.4. If one or more of the Remaining Members does not elect to purchase the Offered Units or does not elect to purchase its full proportionate amount of the Offered Units , then the balance may be purchased by each of the other Remaining Members that is exercising its option to purchase the Offered Units ("Other Remaining Members") in an amount equal to the balance multiplied by a fraction, the numerator of which is the number of Common Units then owned by each Other Remaining Member and the denominator of which is the number of Common Units then owned by all of the Other Remaining Members. If any Other Remaining Member does not elect to purchase its full proportionate amount of any such balance, the process in the proceeding sentence shall be continued until all Offered Units are offered to the Other Remaining Members. The Other Remaining Members must exercise their option to purchase all of the Offered Units within ten (10) days ("Final Election Period") after expiration of the Member Election Period.

(c)          If neither the Company nor the Remaining Members elect to purchase all of the Offered Units , the Offeree (or his or her Personal Representative) may, subject to compliance with Section 9.1 within sixty (60) days after expiration of the last applicable Election Period, Transfer all (but not fewer than all) of the Offered Units to the third party upon the same terms and conditions of the Offer (but, if the Units are not transferred within that 60-day period, they shall again be subject to this Agreement and a new right of first refusal); provided, however, that no such Transfer may be made to such third party unless the third party executes and delivers to the Company a written agreement, in form and substance satisfactory to the Board of Managers , agreeing to be bound by the provisions of this Agreement.

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9.4           Closing of Sales of Exercise of Right of First Refusal. The closing of any purchase of Units under Section 9.3 shall be held at a place and date specified by the purchaser(s) of the Offered Units ("Share Purchaser(s)"), but not more than sixty (60) days after expiration of the last applicable Election Period. At such closing, the Offeror (or his or her Personal Representative) shall deliver to the Share Purchaser(s) a certificate or certificates for the Offered Units , duly endorsed in blank and with all share transfer stamps attached. Such Offered Units shall be delivered by the Offeror to the Share Purchaser(s) thereof free and clear of all liens, security interests and other encumbrances, and the Share Purchaser(s) shall pay the purchase price for the Offered Units (if the Share Purchaser is the Company, net of withholding taxes, if any). The purchase price shall be payable in cash by the Share Purchaser(s) even if some of the consideration provided in the Offer was in a form other than cash, in which case the Share Purchaser(s) and the Offeror shall in good faith, ascribe a value to such non-cash consideration. If the Share Purchaser(s) and the Offeror cannot agree on the value of the non-cash consideration, they shall retain an independent appraiser, mutually acceptable to the Share Purchaser(s) and the Offeror, and the value ascribed to the non-cash consideration by the appraiser shall be such value. The fees of such appraiser shall be split equally between the Company or the Share Purchaser(s) (pro rata in proportion to number of Common Units held by each Share Purchaser unless the Company is the Share Purchaser) and the Offeror. If a Member's Personal Representative is selling the Units , he or she shall deliver to the Share Purchaser(s) at the closing all applicable estate tax waivers.

9.5           Rights of Co-Sale. If any Offeror is transferring Offered Units to any person other than a Permitted Transferee ("Offeree"), the Offeree shall first comply with Sections 9.3 and 9.4, if applicable, and, if the Company and the Remaining Members timely fail to purchase such Offered Units , then each of the Remaining Members shall have the option to include in the sale in place of Offered Units that would otherwise be sold to the Offeree by the Offeror, such number (but not less than such number) of Common Units as is equal to the total number of Common Units to be purchased by the Offeree multiplied by a fraction, the numerator of which is the number of Common Units held by such Remaining Member and the denominator of which is the number Common Units held by all Remaining Members and the Offeror who desires to sell Units pursuant to this Section 9.5. The right of participation granted to the Remaining Members pursuant to this Section 9.5 shall be exercisable by notice given to the Offeree within twenty (20) days of receipt of the notice of proposed sale under this Section 9.5. An Offeree may not agree to sell any Common Units to an Offeror unless the Offeror is willing to purchase Units in the manner provided in this Section 9.5. If an Offeree breaches its obligations under this Section 9.5 by failing to include the Common Units of any Remaining Member in a sale pursuant to this Section 9.5, then each Remaining Member who could not sell Common Units in accordance with this Section 9.5 shall have the right to require the breaching Offeree to repurchase such number of the Remaining Member's Common Units that such Remaining Member would have been entitled to sell (at the price per share such Remaining Member would have been entitled to so receive) if the Offeree had complied with the terms of this Section 9.5.

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9.6          Preemptive Rights.

(a)          If the Company proposes to issue any Securities to any Person other than pursuant to an Exempted Issuance (as defined below), each of the Members shall have the right to purchase, upon the same terms and conditions, up to that number of those Securities equal to (i) the total number of Securities the Company proposes to issue multiplied by (ii) a fraction, the numerator of which is the number of Common Units owned by that Major Holder (excluding any Common Units subject to vesting or forfeiture restrictions, if any) and the denominator of which is the total number of the Common Units outstanding immediately prior to such issuance (excluding any Common Units subject to vesting or forfeiture restrictions, if any). The Company shall give notice (a "Share Purchase Notice") to the Major Holders setting forth the identity of the Person to whom it proposes to issue Securities and the general terms of the offer, including the purchase price for the Securities, and the time, which shall not be fewer than twenty (20) days, within which and the terms and conditions upon which the Major Holders may purchase the Securities, which shall be the same terms and conditions upon which the person to whom the proposed issuance is to be made may purchase the Securities. Within twenty (20) days after the date of the Share Purchase Notice, each of the Major Holders shall give irrevocable notice of his, her, or its decision whether to exercise the option under this Section 9.5 or such Major Holder shall forfeit his, her, or its right to purchase Securities pursuant to this Section 9.5 with respect to the current offering only and not with respect to any future offering of Securities_

(b)          For purposes of this Section 9.5, an "Exempted Issuance" means the issuance of any Securities: (i) pursuant to the Management Incentive Plan; (ii) in connection with the acquisition (whether by merger or otherwise) by the Company of the stock or assets of any other entity; (iii) in connection with a transaction with a customer, supplier or other strategic partner of the Company (who are determined to be such in good faith by the Board of Managers ), equipment lessors, banks or similar institutional credit financing sources approved by the Board of Managers ; (iv) pursuant to a registration statement under the Securities Act; (v) upon conversion of Securities issued by the Company; or (vi) in a transaction that is determined to be an "Exempted Issuance" by the Board of Managers .

ARTICLE 10

MANAGEMENT INCENTIVE UNITS OR WARRANTS

10.1         Certain Common Units . In addition to the provisions of this Agreement, certain Units or warrants which convert to Units may also be subject to any additional terms, conditions, and provisions set forth in a Management Incentive Plan, any applicable member services agreement, or any other agreement with the Holders thereof.

ARTICLE 11

CONVERSION INTO CORPORATION

11.1         Conversion. The Board of Managers shall have the power to take those actions as may be necessary or appropriate in order to incorporate the Company and to convert the Units into preferred stock or common stock, as applicable, of a corporation. The process by which the conversion is accomplished shall be solely within the authority of the Board of Managers , and each Member shall execute those documents and take such other actions in connection with the conversion as the Board of Managers may request, except that no Member shall be obligated to make any additional contribution to the Company (or such corporation) or incur any liability in connection with the conversion. On and as of the effective date of the conversion, each Member shall receive that number of Units which is equal to that number held by such Member immediately prior to the conversion.

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ARTICLE 12

CONFIDENTIALITY

12.1         Obligation of Confidentiality. Subject to the provisions of Sections 12.2 and 12.3, with respect to all Confidential Information that is received under this Agreement by a Member and/or the Company, the recipient shall use the same degree of care (but in no event less than reasonable care) to protect the Confidential Information from disclosure to third parties as the recipient uses to protect like information of its own that it does not want disclosed to any third party. Access to Confidential Information shall be limited to employees, agents or consultants of the Company or the Member or their respective Affiliates receiving the information who reasonably require the information for purposes of performing the receiving party's obligations under this Agreement or under an ancillary agreement. Employees, agents or consultants of the Company or the Member or their respective Affiliates receiving the information shall be advised of the nature and existence of the confidentiality undertakings of this Agreement and of the applicability of such undertakings to them. Except as otherwise expressly provided in this Agreement, a Member receiving Confidential Information shall use the information only to carry out its obligations under this Agreement and shall not use the information for its own benefit or for the benefit of others or in any manner inconsistent with the terms and conditions of this Agreement or the Ancillary Agreement.

12.2        Exceptions to Confidentiality. The Company, and each Member, as a recipient of Confidential Information pursuant to this Agreement, shall be relieved of the obligation of confidentiality and restricted use with respect to all Confidential Information which (a) was previously known to the recipient as shown by competent evidence; (b) is received from a third party who obtained the Confidential Information without any obligation of secrecy; (c) is at the time of receipt, or thereafter becomes, available to the public through no fault of the recipient; or (d) is developed by the recipient independently of receipt of such Confidential Information.

12.3        Disclosure Required by Law. In the event that the Company or a Member as a recipient of Confidential Information becomes legally compelled (including, without limitation, by deposition, interrogatory, request for documents, subpoena, civil investigative demand, mandatory provision of applicable law, regulation or stock exchange rule) to disclose any of the Confidential Information of the disclosing party, then the recipient shall (a) provide the disclosing party with prompt written notice of such requirement so that the disclosing party may seek a protective order or other appropriate remedy or waive compliance with the terms of this Article 13 and (b) take such reasonable legally available steps as the disclosing party may reasonably request to resist or narrow such requirement (at the expense of the disclosing party). In the event that such protective order or remedy is not obtained, or that the disclosing party waives compliance with the terms hereof, the recipient agrees to furnish only that portion of the Confidential Information which it is advised by counsel is legally required to be furnished, and to exercise its reasonable best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information.

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ARTICLE 13

TERM AND DISSOLUTION

13.1        Term. The term of the Company commenced upon the date the Formation Date and will continue in perpetuity thereafter, or until prior termination as provided herein.

13.2        Dissolution. The Company will be dissolved upon the occurrence of any of the following:

(a)          agreement of all Members;

(b)          a decree by a court of competent jurisdiction adjudicating the Company to be bankrupt, and the expiration of the period, if any, allowed by applicable law in which to appeal therefrom;

(c)          an order of a court of competent jurisdiction ordering the dissolution of the Company; or

(d)          the sale, abandonment or other disposition by the Company of all or substantially all of its assets and the collection of all the proceeds therefrom.

13.3        Distributions on Liquidation.

(a)          Upon the dissolution of the Company by the occurrence of any event described in Section 13.2, the Liquidator will be designated within 60 days of such event by the Members, and the Liquidator will proceed to liquidate the assets of the Company, wind up its affairs, and apply and distribute the proceeds as follows:

(i)          first, to the payment of all of the Company's debts and liabilities to creditors (including Member Loans)and to the payment of expenses of liquidation; and

(ii)         second, the balance, if any, to the Members in accordance with their positive Capital Account balances

(b)          All liquidating distributions shall be made, and all liabilities of the Company shall be discharged, no later than the latest of (i) the end of such taxable year of the Company, (ii) 90 days after the date of such liquidation, and (iii) such longer period of time as may be permissible hereafter under Code Section 704(b) and the regulations promulgated thereunder. Subject to the immediately preceding sentence, the Liquidator shall ensure that the liquidation of the assets of the Company and the discharge of its liabilities proceeds in an orderly manner, so as to minimize any possible losses attendant upon the dissolution of the Company. The provisions of Article 6 hereof relating to the allocation of cash proceeds and income, gains, losses, deductions and credits will be applicable during the period of liquidation.

13.4        Final Accounting. Each of the Members shall be furnished with a statement prepared by the Company's accountants that shall set forth the assets and liabilities of the Company as of the date of the complete liquidation.

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13.5          No Recourse to Assets of Members. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company on such Member's Capital Account and shall have no recourse (upon dissolution of the Company or otherwise) against any other Member with respect to any such distributions.

ARTICLE 14

CERTAIN DEFINITIONS

As used in this Agreement, the following terms have the following definitions:

"Act" means the Delaware Limited Liability Company Act, Title 6 Chapter 18 of the Delaware Code, as amended, from time to time in effect or any corresponding provision or provisions of any succeeding or successor law of the State of Delaware.

"Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

(a)          credit to such Capital Account any amounts to which such Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(0(5); and

(b)          debit to such Capital Account the items described in Sections 1.704-1 (b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations.

The foregoing defmition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

"Affiliate" of a Person means another Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, including but not limited to a subsidiary of the first Person, a Person of which the first Person is a subsidiary, or another subsidiary of a Person of which the first Person is also a subsidiary. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise. For purposes of this defmition, "subsidiary" means each entity or other Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests_

"Agreement" means this Limited Liability Company Agreement and all exhibits and schedules hereto, as the same may be amended or supplemented from time to time, and is the "limited liability company agreement" as defined in Section 18-101(7) of the Act.

"Allocation Year" means (a) any twelve-(12)-month period commencing on January 1 and ending on December 31, or (b) any portion of the period described in clause (a) for which the Company is required to allocate Profits, Losses, and other items of Company income, gain, loss or deduction pursuant to Article 6.

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"Capital Account" means, with respect to each Member, the Capital Account maintained for such Member in accordance with the following provisions:

(a)          each Member's Capital Account shall be credited with such Member's Capital Contributions, such Member's distributive share of Profits and any items in the nature of income and gain that are allocated pursuant to Sections 6.4 and 6.5 hereof and the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member by the Company;

(b)          each Member's Capital Account shall be debited with the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to this Agreement and such Member's distributive share of Losses and any items in the nature of expense of loss which are specially allocated pursuant to Section 6.4 and 6.5 hereof, and the amount of any liabilities of the Member assumed by the Company or which are secured by property contributed by the Member to the Company; and

(c)          if any or all of a Member's Units are transferred in accordance with this Agreement, the transferee shall succeed to such Member's Capital Account to the extent it relates to the transferred Share(s).

The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent therewith. If the Tax Matters Member reasonably determines that it is prudent to modify the manner in which the Capital Accounts are maintained, or any debits or credits thereto are computed, in order to comply with such Regulations, the Tax Matters Member may make such modifications, but only if such modifications are not likely to have a material effect on the amount distributable to any Member pursuant to Section 13.3 hereof upon the dissolution of the Company.

"Capital Contribution" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any property other than money contributed to the Company.

"Capital Transaction" means (a) the sale, exchange, transfer, assignment or other disposition (other than in the ordinary course of business) of the assets of the Company or any portion thereof or interest therein, or (b) any financing by the Company secured by the assets of the Company or any portion thereof or any refinancing of any indebtedness of the Company secured by the assets of the Company or any portion thereof.

"Code" means the Internal Revenue Code of 1986, as amended, 26 U.S.C.A., et q., or any succeeding federal internal revenue law as from time to time in effect. Any reference to any section of the Code shall include the provisions of any successor revenue law as from time to time in effect.

"Common Units " means the limited liability company interests in the Company designated as Common Units .

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"Company Minimum Gain" has the meaning given the term "partnership minimum gain" in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

"Confidential Information" shall mean any information: (a) disclosed by one party to the other, which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary", or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and reduced to writing and marked "Confidential" within thirty (30) days of such disclosure; (b) which is otherwise deemed to be confidential by the terms of this Agreement, or (c) which by its nature is considered as confidential by the disclosing party.

"Depreciation" means, for each Allocation Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Allocation Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable depreciation method selected by the Board of Managers .

"Director" means any Person designated as a Director of the Company, and each Director is a "manager" within the meaning of Section 18-101(10) of the Act.

"Distribution Percentage" means, with respect to any Member at a given time of determination, a fraction (expressed as a percentage), the numerator of which is the total number of Units then held by such Member and the denominator of which is the total number of Units then outstanding.

"Estimated Tax Amount" means, with respect to a Member, an amount of cash which, in the good faith judgment of the Board of Managers , equals (a) the amount of Profit allocable to such Member in respect of such Fiscal Year, multiplied by (b) the combined maximum federal, state and local income tax rate which may be applied with respect to such Profits (including in the computation of such income tax rate, taxes based on income whether or not denominated as an "income tax" and taking into account the deductibility of state income taxes for federal income tax purposes).

"Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(a)          The Gross Asset Value of all Company assets shall be adjusted to equal their gross fair market value, as determined by the Board of Managers as of the following times: (i) the acquisition of a Share by any Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for a Share; and (iii) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

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(b)          The Gross Asset Values of the Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704- 1(b)(2)(iv)(m) and subparagraph (vi) of the definition of "Profits" and "Losses" and Section 3.2(g); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (b) to the extent the Board of Managers determines that an adjustment pursuant to subparagraph (i) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (ii); and

(c)          The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Board of Managers .

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (a) or (b) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

"Holder" or "Holders" means any holder or holders of Units .

"Liquidator" means that Person, or any successor thereto, who shall be designated to liquidate the Company pursuant to Section 13.3 hereof

"Management Incentive Plan" means a Management Incentive Plan as the same may be adopted by the Company, as the same may be amended, modified, or restated.

"Member" means any Person executing this Agreement as a member or admitted to the Company as a member as provided in this Agreement, but does not include any Person who has ceased to be a member of the Company, and each Member is a "member" within the meaning of Section 18-101(11) of the Act.

"Member Nonrecourse Debt" has the same meaning as the term "partner nonrecourse debt" in Section 1.704-2(b)(4) of the Regulations.

"Member Nonrecourse Debt Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt Minimum were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3) of the Regulations.

"Member Nonrecourse Deductions" has the same meaning as the term "partner nonrecourse deduction" in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.

"Net Cash From Operations" means the gross cash proceeds from Company operations less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as determined by the Board of Managers . Net Cash from Operations shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reductions of reserves previously established.

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"Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

"Nonrecourse Liability" has the meaning set forth in Section 1.704-2(b)(3) of the

Regulations.

"Percentage Interest" means the number of Units held at a particular time by a Member, divided by the number of Units then held by all Members, expressed as a percentage.

"Person" means any person, company, partnership, limited partnership, limited liability company, joint venture, association, joint stock company, trust, business trust, unincorporated association or other entity.

"Profits" and "Losses", means, for each Allocation Year, an amount equal to the Company's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(a)          any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income;

(b)          any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704- 1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses," shall be subtracted from such taxable income or loss;

(c)          in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (a) or (b) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

(d)          gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value;

(e)          in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of Depreciation;

(f)          to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required pursuant to Regulations Section1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Share, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

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(g)          notwithstanding any other provision of this definition of "Profits" or Losses," any items which are specially allocated pursuant to Section 6.4 or Section 6.5 shall not be taken into account in computing Profits or Losses.

The amounts of the items of income, gain, loss or deduction available to be specially allocated pursuant to Sections 6.4 and 6.5 shall be determined by applying rules analogous to those set forth in this definition of "Profits" and "Losses."

"Qualified Public Offering" means, following the Company's conversion pursuant to Article 11, an underwritten public offering of Units of common stock of the successor corporation of the Company under the Securities Act of 1933, as amended, by a nationally recognized investment banking firm where the Units of common stock are listed on the New York Stock Exchange, NASDAQ National Market, or any other nationally recognized securities exchange at a public offering price per share (subject to adjustment for any share dividend, share split, combination, or recapitalization) at least equal to three times the Conversion Price in an offering with gross aggregate proceeds to the Company, before deducting underwriting commissions, of not less than $20,000,000.

"Securities" means the Units and any other limited liability company interests of the Company, including options, warrants and other convertible securities that entitle the Holder to receive limited liability company interests in the Company, but does not include any debt securities that are not convertible into Units or any other limited liability company interests of the Company.

"Senior Executive Officer" means and includes the Chief Executive Officer, the Chief Financial Officer, the President, and any other executive officer of the Company who is determined by the Board of Managers to be at or above the level of vice president.

"Service" means the Internal Revenue Service.

"Units " mean the "limited liability company interests" of the Members in the Company, within the meaning of Section 18-101(8) of the Act, designated as Units . A "Share" shall be a unit of measure by which Holder's entitlement under this Agreement to participate in the profits, losses, distributions, and other economic rights in the Company are measured and by which a Member's right to vote under this Agreement is measured.

"Tax Rate" means the highest combined marginal tax rate of any Holder (but, in respect of any entity that is taxed as a partnership, the highest such rate of any member or comparable equityholder thereof) under applicable federal, state and local income tax laws and after taking into account the deductibility of state income taxes for federal income tax purposes.

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"Transfer" means the sale, assignment, transfer, disposition, gift, mortgage, charge or encumbrance, or contract to do or permit any of the foregoing, whether voluntarily or by operation of law.

ARTICLE 15

GENERAL PROVISIONS

15.1       Binding Effect and Benefit. This Agreement will be binding upon, and will inure to the benefit of, the Members and their successors, Permitted Transferees, and assigns.

15.2       Applications and Registrations. At the expense of the Company, the Board of Managers shall promptly cause to be prepared and executed all legally required fictitious name or other applications, registrations, publications, certificates and affidavits for filing with the proper governmental authorities, and shall arrange for the proper advertisement, publication and filing thereof for record where required by applicable law in Delaware or any other jurisdiction in which such is required.

15.3       Members' Relationships Inter Se. Except as expressly provided herein, nothing herein contained will be construed to constitute any Member the agent of any other Member or in any manner to limit the Members in the carrying on of their own respective business or activities.

15.4       Notices; Statements. All notices, statements, or other documents which are required or contemplated by this Agreement shall be in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or telecopy to the address most recently provided to by each Member or such other address or telecopy number as may be designated in writing by any party to the other parties hereto. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of telecopy confirmation, if sent by telecopy, one business day after delivery to an overnight courier service or five days after mailing if sent by mail.

15.5       Waivers. The failure of a party to this Agreement to insist upon strict adherence to any of the terms of this Agreement on any occasion shall not be considered a waiver, or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

15.6        Entire Agreement; Amendments and Termination. This Agreement represents the entire understanding of the parties and supersedes and cancels any and all prior negotiations, undertakings and agreements among the parties, whether written or oral, with respect to the subject matter of this Agreement. This Agreement may be amended, modified, waived or terminated, only by a written instrument signed by Holders of a majority of the Units ; provided, however, that the rights or obligations of any particular Member under this Agreement may not be impaired by any such amendment, modification, waiver, or termination without the consent of that Member unless such amendment, modification, waiver or termination similarly impairs the rights or obligations of the other Members who have such rights or obligations under this Agreement; provided, further, that any Member may agree, in a written instrument signed by that Member, to waive the benefits of any provision of this Agreement applicable to that Member without requiring the consent of any other party; provided, further, that the Board of Managers is authorized to amend Exhibit A hereto without Member approval insofar as is necessary to reflect any Transfers permitted by Section 10.1 or duly approved issuances of additional Units . This Agreement shall terminate immediately prior to an initial public offering by the Company.

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15.7         Construction. As used in this Agreement, unless the context otherwise requires (a) references to "Articles" or "Sections" are to articles or sections of this Agreement; (b) all "Exhibits" and "Schedules" referred to in this Agreement are to Exhibits and Schedules attached to this Agreement and are incorporated into this Agreement by reference and made a part of this Agreement; (c) "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; (d) the singular includes the plural; (e) the masculine, feminine and neutral genders include the others; (f) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement; and (g) references to Units shall be deemed to mean such Units after giving effect to any events after the date of this Agreement in the nature of share splits, share dividends or similar events.

15.8         Governing Law. This Agreement, the rights of the parties in, under and to this Agreement, and any dispute or action relating to this Agreement (whether in contract, tort or otherwise), shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and performed entirely in that State. Any legal actions, suits, or proceedings arising out of this Agreement (whether arising in contract, tort or otherwise), other than any claim, action, dispute or controversy subject to arbitration under Section 15.9, shall be brought exclusively in the United States District Court for the Western District of Pennsylvania or the Court of Common Pleas of Allegheny County, Pennsylvania, and the parties to this Agreement accept and submit to the personal jurisdiction of those courts with respect to any legal actions, suits or proceedings (whether arising in contract, tort or otherwise) arising out of this Agreement. In the event of any legal action, suit or proceeding, the parties waive their right to a jury trial.

15.9         Arbitration. Except for claims for equitable relief, this Section 15.9 shall apply to the resolution of any dispute arising out of or relating to this Agreement.

(a)          Any dispute shall be settled by binding expedited arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Arbitration Rules") in effect on the date of this Agreement, except as those rules are modified in this Agreement or at a future date by written agreement of the parties. Where no remedy for a particular breach is specified in this Agreement, the arbitrator, shall have the power to fashion an appropriate remedy consistent with the spirit and intent of this Agreement. Any disputing party may serve the other disputing party or parties with a demand to commence binding arbitration ("Arbitration Demand"). The arbitrator shall be selected by mutual agreement of the disputing parties. If the disputing parties are unable to agree upon an arbitrator within twenty (20) days after the date on which the Arbitration Demand is served, then the arbitrator shall be selected in accordance with the AAA Arbitration Rules.

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(b)          The arbitration shall be governed by the procedural laws of the State of Delaware, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The disputing parties shall cooperate fully to assure the entry of the arbitrator's award by a court of competent jurisdiction. Once the arbitrator's award has been entered by a court of competent jurisdiction, the arbitrator's award will have res judicata and collateral estoppel effect, and the disputing parties will not seek or assert the right in any manner whatsoever to challenge the validity of the arbitration or relitigate issues adjudicated by the arbitrator.

(c)          The place of arbitration shall be in Pittsburgh, Pennsylvania.

(d)          The arbitrator shall enforce this Agreement in accordance with its terms and shall not have the power to: (i) find this Agreement invalid or unenforceable, (ii) terminate this Agreement, or (iii) modify the terms of this Agreement. If no remedy for a breach is specified in this Agreement, the arbitrator shall be empowered to fashion an appropriate monetary remedy or issue a cease and desist order.

(e)          The arbitrator is not empowered to award damages in excess of compensatory damages, and each Member hereby irrevocably waives any right to recover any other damages with respect to any dispute resolved by arbitration.

(f)          The arbitration shall proceed without discovery provided that the arbitrator may permit discovery upon a demonstrated need by a disputing party.

(g)          The arbitration hearing shall be completed within six (6) months of the date of the Arbitration Demand. The final arbitration award shall be in writing, setting forth the reasons therefore, and shall be made within thirty (30) days of the close of the hearing.

(h)          The arbitrator shall have the authority to allocate or assess the costs and expenses of the arbitration between the disputing parties.

15.10      Assignment. This Agreement may not be assigned by any party to this Agreement without the written consent of the other parties, except as expressly provided for in this Agreement.

15.11       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

15.12      Counterparts. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered by the parties hereto, will have the force and effect of an original; but all such counterparts will constitute one and the same instrument.

[SIGNATURES ON NEXT PAGE]

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WITNESS the due execution hereof as of the date first above written

COMMONWEALTH ENERGY ASSETS

By:	/s/ Bill Waller

IMPERIAL RESOURCES LLC

By:	/s/ Bruce Mcleod

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EXHBIT A

NAMES OF MEMBERS AND CLASS OF UNITS
HELD BY EACH MEMBER

MEMBER	CLASS OF UNITS	NUMBER

1. Commonwealth Energy Assets, LLC	Series A
2. Imperial Resources, LLC	Series A
3. _______________________	Series B

EXHIBIT B

INITIAL OFFICERS OF THE COMPANY

_________________________________, Chief Executive Officer/President

_________________________________, Chief Financial Officer/Treasurer

_________________________________, Vice President

_________________________________, Secretary

D.K. GAS, INC.

PATTON PROJECT JOINT VENTURE

DRILLING AND OPERATING AGREEMENT

THIS AGREEMENT, made this 1st day of January, 2000, by and between D.K. GAS, INC., a Pennsylvania corporation, (hereinafter referred to as "Operator").

A

N

D

KIMMEL OIL & GAS, LP, a Pennsylvania limited partnership; APPALACHIAN WELL SERVICES, INC., a Pennsylvania corporation: and D.K. GAS, INC., Operator, (hereinafter referred to individually and collectively as "Developers").

WHEREAS, Operator has acquired certain rights to develop oil and natural gas wells on leasehold or free acreage located in Beaver Township, Jefferson County, Pennsylvania as identified on the schedule and map(s) attached hereto and designated Exhibit ''A" (the "Drilling Acreage"), which rights were acquired by Operator by virtue of certain documents summarized in Exhibit "B" attached hereto and made a part hereof (all of which documents are herein referred to as the "Documents");

WHEREAS, Developers desire to acquire Operator's rights to develop five (5) oil and gas well locations (the "Well Locations") on the Drilling Acreage as marked on Exhibit "A", all on the terms and conditions set forth herein;

WHEREAS, Operator is in the oil and natural gas exploration and development business, and Developers desire that Operator, as Developers' independent contractor, perform certain services in connection with Developers' efforts to develop the Well Locations, all on the terms and conditions sets forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and subject to the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Assignment of Well Locations; Limited Warranty Royalties; Outside Activities.

(a)          Subject to the terms and conditions hereof, Operator hereby assigns to Developers all of Operator's rights under the Documents to develop the Well Locations. Upon completion of the wells to be drilled hereunder on the Well Locations (the "Wells"), Operator will promptly execute and record an appropriate assignment of such Well Locations. Immediately thereafter all rights in and to all of the remaining Well Locations on the Drilling Acreage, if any, shall revert to Operator, free and clear of the terms and conditions hereof

(b)          Each Well Location will consist of the well bore together with that portion of the Drilling Acreage located within a radius of 400 feet of the well bore. No rights are vested in Developer to drill more than one well on each Well Location. The assignment will contain a restrictive covenant by the Assignor barring the Assignor from drilling another well on the Drilling Acreage, or other oil and gas acreage owned or controlled by the Assignor, within 800 feet of the well bore. At such time as any Well is plugged and abandoned as provided herein, such Well and its Well Location will be reassigned by Developer to the Assignor and will be deemed to be so reassigned without the requirement of any further act.

(c)          Operator represents and warrants to Developers that Operator is not in default with respect to the performance of any of the terms and conditions of the Documents. It is understood and agreed that, except as specifically set forth above, Operator makes no warranty or representation as to Operator's title, the title of the Operator's predecessors in interest or title in and to the lands or oil and natural gas interests covered by the Documents or as to the validity and enforceability of the Documents.

(d)          The Wells will be subject to a landowner royalty equal to one-eighth of eight-eights (1/8th of 8/8ths), and no other royalty or overriding royalty.

(e)          The assignment of oil and natural gas development rights and the oil and natural gas development activities contemplated by this Agreement will not be interpreted to restrict in any manner the right of each of the parties hereto to conduct without the participation of the other parties hereto any additional activities relating to exploration, development, drilling, production or delivery of oil and natural gas on lands adjacent to or in the immediate vicinity of the Well Locations, other than as set forth in Section 1(b) herein.

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2. Drilling of Wells, Interests of Developers.

(a)          Operator, independent contractor for Developers, agrees to drill,

complete (or plug) and place in production five (5) Wells on Well Locations, all in accordance with the terms and conditions of this Agreement. Developers agree to pay the entire cost of the Wells, it being expressly understood that Developers may not decline participation in any Well selected for development pursuant hereto.

(b)          Operator will use its best efforts, but will not be required, to commence drilling the Wells on or before August 1, 2000, and to complete the Wells on or before October 31, 2000. Operator will determine the timing and the order of the drilling of the Wells.

(c)          Each Well will be drilled to a depth sufficient to test the formations designated on Exhibit "A", attached hereto, unless gas is found in paying quantities at a lesser depth. The total depth of each Well and the formations to be completed for production will be determined by Operator. All Wells will be drilled and completed, or plugged, all in accordance with generally accepted and customary oil and natural gas field practices and techniques then prevailing in the geographical areas of the Drilling Acreage.

(d)          Except as otherwise provided herein, all costs, expenses and liabilities incurred in connection with the drilling and other operations and activities contemplated by this Agreement will be borne and paid for by the Developers, and the Wells, equipment, materials and other facilities acquired, constructed or installed hereunder will be owned by Developers, in proportion to their respective Percentage Interests set forth below. Subject to the payment of the landowner royalty, all production of oil and natural gas from the Wells will be owned by Developers in the following percentages (the Developers' "Percentage Interests"):

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Kimmel Oil & Gas, LP	10%
Appalachian Well Services, Inc	10%
D.K. Gas, Inc.	80%

3.	Operator-Responsibilities in General.

(a)          Operator, as independent contractor for Developers, will, in addition to Operator's other obligations hereunder, (i) make the necessary arrangements for the drilling and completion of the Wells and the installation of required facilities, (ii) make the technical decisions required in drilling, testing and completing the Wells, (iii) manage and conduct all field operations in connection with drilling, testing, completing, equipping, connecting to gathering lines and placing in production the Wells, (iv) maintain the Wells, equipment and facilities in good working order during the useful lives thereof and (v) perform the necessary administrative and accounting functions. In the performance of work contemplated by this Agreement, Operator is an independent contractor with the authority and the duty to control and direct the performance of the details of the work, Developers being interested only in the results obtained.

(b)          Operator covenants and agrees that (i) Operator will perform and carry on (or cause to be performed and carried on) its duties and obligations hereunder in a good, prudent, diligent and workmanlike manner using technically sound and acceptable oil and natural gas field practices then prevailing in the geographical areas of the Drilling Acreage, (ii) all operations conducted by, for or under the control of Operator hereunder will conform in all material respects to all Federal, state and local laws, statutes, ordinances, regulations, and requirements, (iii) all equipment and materials installed or incorporated in the Wells and facilities by Operator hereunder will be of good quality, (iv) Operator will comply with all terms and conditions of the Documents, (v) Operator will keep the Well Locations and equipment and facilities located thereon free and clear of all labor, materials and other liens and encumbrances arising out of operations hereunder (other than Operator's liens and with respect to materials and services provided by Operator hereunder), (vi) Operator will file all reports and obtain all permits and bonds required to be filed with or obtained from any governmental authority or agency in connection with Operator's operations and activities which are the subject of this Agreement and (vii) Operator will provide competent and experienced personnel to supervise all of Operator's operations hereunder and use the services of competent and experienced service companies to provide any third party services necessary or appropriate in order to perform Operator's duties hereunder.

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(c) Operator will serve as Operator hereunder until the earliest of (i) the termination of this Agreement pursuant to Section 13 hereof, (ii) the dissolution or resignation of Operator, which may occur at any time upon thirty (30) days' written notice to Developers at any time after drilling and completion operations are finished, (iii) the filing of a petition in bankruptcy or receivership proceedings by or against Operator, or (vii) the termination of Operator as Operator for Developer which may be effected by Developers for good cause, after 60 days written notice wherein the Operator has failed to correct the cause, including but not limited to, the gross negligence or willful misconduct of Operator, or Operator's material breach of or material failure to comply with, any provision of this Agreement which is not cured within sixty (60) days after written notice to Operator to cure. Any successor Operator hereunder will be selected by the affirmative vote of one or more Developers owning a majority of Percentage Interests remaining after excluding the voting interest of Operator. Nothing contained in this Section 3(c) will relieve or release Operator or Developers from any liability or obligation hereunder, which accrued or occurred prior to Operator's ceasing to be Operator hereunder. Upon any change in Operator pursuant to this provision, the then present Operator will deliver to the successor Operator possession of all records, equipment, material and appurtenances used or obtained for use in connection with operations hereunder and owned by Developers.

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4 Operator's Charge for Drilling and Completing the Wells.

(a) Operator will, as general contractor, drill, or cause to be drilled five (5) Wells at the Well Locations specified herein, in accordance with Section 2 hereof, for an estimated per well price of $135,000.00. The estimated per Well price (the "Estimated Price") is set forth on Exhibit "C", attached hereto and made a part hereof. The parties hereto agree that the Estimated Price is based upon estimated invoice costs (i) to Operator for services, materials and equipment supplied by third parties or (ii) by Operator for the use of Operator's services and equipment provided the rates charged by Operator for its services and equipment are competitive with the rates charged by third-party contractors for similar services and equipment in the geographic area, plus an estimated fee for Operator's Profit hereunder equal to 10% of the aggregate of such invoice costs plus a fixed Well Location Fee of $7,500 per Well Location. The final per Well price (the "Final Price") will be equal to the aggregate of such actual invoice costs to Operator so incurred, or by Operator so charged, plus the fee for Operator's Profit hereunder equal to 10% of such invoice costs plus a fixed Well Location Fee of $7,500 per Well Location. The Final Price of each Well will be determined upon the completion of drilling and completion (or plugging and abandonment) operations and final reclamation and restoration of each Well Location and a detailed statement itemizing all cost components of the Final Price will be mailed to Developers within 75 days of the final reclamation and restoration date of each Well drilled. Operator shall bill for services, material and equipment from time to time during the drilling of the well. Developers agree to pay those invoices within 10 days of their receipt. The Final Price for each Well will be paid by Developers (Less credit for amounts previously invoiced and paid) within ten (10) days after the aforesaid statement is mailed to Developers. All subsequent applicable costs incurred, if any, will be billed by Operator to Developers pursuant to Section 7 hereof in the same manner that operating expenses are billed. Failure by any Developer to pay its share of any portion of the Final Price for each Well on the due date therefor will, at Operator's option, terminate this Agreement with respect to such Developer and the assignment to such Developer of drilling, leasehold, production and operating rights contemplated herein shall be void.

(b) The aforesaid Estimated Price of each Well includes estimated tangible and intangible costs which may be incurred in drilling and completing each Well for production of crude oil and/or natural gas including, without limitation, site preparation, roadways, repair of land damages, power and water at the site, disposing of all surface and underground water in a proper manner, Operator's Profit hereunder, drilling rigs, equipment and material, complete logging of the Well, cementing, fracturing, swabbing, blowing until dry, casing, tubing, tank, separator, acquisition and recording costs of all necessary pipeline and meter site rights-of way, pipeline for connecting into gathering lines, meters and other required facilities for the production of crude oil and/or natural gas.

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(c)          Operator, will have full responsibility, authority and discretion to determine whether or not each Well will be completed, or plugged and abandoned. If Operator determines at any time during the drilling or attempted completion of any Well hereunder that such Well should not be completed, Operator will promptly and properly plug and abandon such Well. In the event such Well is plugged in accordance with this Section 4(c), Operator shall be paid for all expenses, equipment, and material incurred in the drilling and plugging of the well within 10 days after invoicing. The fixed Well Location Fee of $7,500 per Well Location will not apply to any Well which is plugged and abandoned pursuant to this Section 4(c).

(d)          All pipeline purchased by Developers pursuant to this Agreement that lies beyond the well head of each Well will, during the terms of this Agreement and thereafter, be under and subject to the exclusive management and control of Operator, and Developers hereby grant to Operator such portion of Developers' rights in such pipeline and the Well Locations as shall be necessary in order that Operator may exercise such management and control. Operator may use such pipeline to transport gas from wells other than the Wells, provided that Operator fairly allocates maintenance costs for the portion of the pipeline so used among the users thereof Operator agrees that it will manage and control such portion of the pipeline as is owned by Developer in the best interest of Developers.

5. Title Examination of Drillsites; Liability for Title Defects.

Developers hereby acknowledge that Operator has furnished Developers with title opinions of one or more attorneys at law, pertaining to the Documents and the premises subject thereto and all other documents and information which Developers have requested in order to determine the adequacy of the title to the Drilling Acreage subject to this Agreement. Developers hereby approve the title to said Drilling Acreage and acknowledge and agree that any loss, expense, cost, or liability whatsoever caused by or related to any defect or failure of such title shall be the sole responsibility of and will be borne entirely by Developers in proportion to their respective Percentage Interests.

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6. Operation and Maintenance of Wells; Plugging and Abandoning a Completed Well.

(a)          Commencing with the month in which any Well drilled hereunder begins to produce crude oil and/or natural gas, Operator will be entitled to an operating and administration fee of $150 per month for each such Well in lieu of any direct charges by Operator for Operator's services or the use by Operator of Operator's equipment required for the routine superintendence and maintenance of such Well. Such operating fee will cover all normal, regularly recurring operating and administration expenses for the production and sale of crude oil and/or natural gas including well tender (not including material , equipment, and well servicing costs), routine maintenance and adjustment, reading meters, recording production, pumping, maintaining appropriate books and records, preparing reports to Developers and government agencies, and collecting and disbursing revenues. Such operating fee will not include costs and expenses related to gathering or compression fees or costs, if any, or extraordinary costs requiring third party services or the purchase or use of equipment or materials (including replacement parts) which, subject to the provisions of Section 6(b), if applicable, will be paid by Developers.

(b)          Operator will not undertake any single project or incur any extraordinary costs with respect to any Well being produced hereunder, the cost of which is reasonably estimated to result in an expenditure of more than $2,000, unless such project or extraordinary cost is necessary to safeguard persons or property or to protect such Well or gathering line system in the event of a sudden emergency without the prior written consent of Developers whose aggregate Percentage Interests equal or exceed 50 % of the aggregate Percentage Interests of all Developers after delivery to Developers of a written estimate prepared by Operator. In no event, however, will Developers be required to pay for any projects or extraordinary costs arising from the gross negligence or willful misconduct of Operator, its agents, servants or employees. All extraordinary costs incurred and the cost of projects undertaken with respect to any Well being produced hereunder, will be billed at the invoice cost of third party services performed and materials and equipment purchased and at Operator's customary rates for Operator's services. Operator will have the right to require Developers to pay in advance of undertaking any such project all or a portion of the estimated costs thereof

8

(c)          Operator will not plug and abandon any Well which has been completed and placed in production hereunder prior to obtaining the written consent of those Developers whose aggregate Percentage Interests exceed 50 % of the aggregate Percentage Interests of all Developers; provided, however, that if Operator makes a written request to Developers for authority to plug and abandon any such Well and any Developer fails to respond in writing to such request within forty-five (45) days following the date of such request, then such Developer will be deemed to have consented to the plugging and abandonment of such Well. All costs and expenses related to plugging and abandoning the Wells which have been completed as producing Wells hereunder will be borne and paid by Developers.

(d)          All expenditures approved pursuant to (i) Section 4 and (ii) Section 6(b) and 6(c) hereof by those Developers holding the requisite Percentage Interests, will for all purposes be deemed approved by and binding upon all Developers. In the event any Developer shall fail to pay all or a portion of its share of such expenditures within ten (10) days after written notice of default will have been given to such Developer by Operator, Operator, at its option, may (i) collect such amount in any manner, provided or permitted herein or at law or (ii) pay such Developer's unpaid share of such expenditures and charge such Developer an amount equal to 200% of such Developer's unpaid share of such expenditures. Such amount so charged will be recovered by Operator from such Developer's share of the production from the Wells pursuant to Section 7 and 8 hereof

7. Billing and Payment Procedure with respect to Operation of Wells; Records, Reports and Information.

(a) Operator will promptly and timely pay and discharge on behalf of Developers, all taxes, royalties, operating and administration fees, and expenses payable or incurred by reason of operation of the Wells. Operator will deduct all of the foregoing costs and expenses, except those required to be paid by Operator under this Agreement, from the proceeds of the crude oil and/or natural gas sold from the Wells and will keep an accurate record of Developers' accounts hereunder, showing expenses incurred and charges and credits made and received with respect to each Well. In the event that such proceeds are insufficient to pay said costs and expenses, Operator will promptly and timely pay and discharge the same and prepare and submit to Developers statements for costs and expenses. Developers will pay such statements within ten (10) days of their receipt thereof.

9

(b)          Operator will disburse to Developers no later than thirty (30) business days following the end of each calendar month the entire proceeds received by operator during such month from the sale of crude oil and/or natural gas produced from the Wells operated hereunder less the amount charged to Developers under Section 6(a) and 7(a) hereof. Each such disbursement will be accompanied by a statement itemizing with respect to the Wells (i) the total production of crude oil and/or natural gas for the period, (ii) the total proceeds received from the sale thereof and (iii) the costs and expenses deducted from said proceeds.

(c)          In addition to the statements required under Section 7(b) above, Operator, within seventy-five (75) days after the completion of each Well drilled hereunder, will furnish Developers with such information as is necessary to enable Developers to allocate the costs incurred with respect to such Well between tangible and intangible items.

(d)          Operator will provide Developers with all information necessary to properly and timely file all tax returns and reports relating, in whole or in part, to the activities conducted pursuant to the terms hereof. Operator will promptly furnish Developers with such additional information as Developers may request, including without limitation geological, technical and financial information, in such form as may reasonably be requested, relative to any phase of the operations and activities governed by this Agreement. Developers and Developers' respective authorized employees, agents and consultants, including independent accountants, will (i) have access during normal business hours to all of Operator's records relevant to operations hereunder, including without limitation, the right to audit the books of account of Operator relating to all receipts, costs, charges and expenses under this Agreement and (ii) have access during normal business hours, at Developers' sole risk, to any Well drilled by Operator hereunder to inspect and observe any machinery, equipment and operation.

10

8. Operator's Lien.

(a)          Developers hereby grant to Operator a first and preferred lien on and security interest in Developers' interests in this Agreement, all natural gas and oil produced from the Wells and the Well Locations and the proceeds thereof, and all material and equipment of or pertaining to the Wells and the production of natural gas and oil therefrom, to secure the payment of all sums due from Developers to Operator under this Agreement.

(b)          In the event that any Developer fails to pay any amount owing hereunder by Developer to Operator within the time limited for payment thereof, Operator, without prejudice to other existing remedies, is authorized at its election to collect from any purchaser or purchasers of oil and natural gas and retain the proceeds from the sale of such Developer's share thereof until the amount owned by such Developer, plus interest at a rate equal to that rate announced from time to time by P.F.C. Bank as its "prime rate", and any additional cost resulting from such delinquency, has been paid. Each purchaser of oil or natural gas will be entitled to rely upon Operator's written statement concerning the amount of any default.

9. Maintenance of Ownership.

(a)          No Developer shall transfer, sell, assign or otherwise convey it's interest arising under this agreement without first offering this interest to the remaining Developers which are party to this Agreement at it's then fair market value less any liens, encumbrances, defects or at a price equal to any offer Developer has received — which ever is lower. The transferring Developer shall give written notice of it's intention to sell, transfer, assign or otherwise convey it's interest in the amount and terms of any offer it has received. The remaining Developers shall have 60 days after receiving written notice to exercise their options to purchase under this Agreement. The remaining Developers shall exercise their options in writing to the transferring Developer at the address set forth herein.

(b)          If at any time the Percentage Interest of any Developer is divided among and owned by co-owners, Operator may, at its discretion, require such co-owners to appoint a single trustee or agent with full authority to receive notices, reports and distributions of the proceeds from production, to approve expenditures, to receive billings for and approve and pay all costs and expenses, and to deal generally with, and with power to bind, such co-owners with respect to all activities and operations contemplated by this Agreement; provided, however, that all such co-owners will continue to have the right to enter into and execute all contracts or agreements for their respective shares of the oil and natural gas produced from the Wells, in accordance with Section 11 (c) hereof

11

10. Insurance and Indemnification.

(a)          So long as Operator is conducting drilling, production and/or plugging and abandonment operations hereunder, Operator will obtain and maintain at its own expense all Workmen's Compensation Insurance required by the Commonwealth of Pennsylvania and comprehensive general public liability insurance and property damage insurance in amounts and coverage not less than $1,000,000.00 single limit per occurrence for bodily injury, death, personal injury and property damage, with excess liability coverage of $1,000,000.00 per occurrence and in the aggregate. Developers will be designated as additional insureds under all such policies. Current copies of all policies or certificates thereof will be delivered to Developers upon request. In the event the premium costs of the insurance required herein increases, Operator shall be permitted to deduct the increased premium as an expenses under Paragraph 7(a) of this agreement. It is understood and agreed that Operator's insurance coverage may not adequately protect the interests of Developers hereunder and that Developers will carry at their own expense such general liability, property damage and other insurance, if any, as such Developers deem appropriate.

(b)          Operator's liability hereunder will be limited to and Operator will indemnify Developers and hold Developers harmless from any claims, penalties, liabilities, obligations. charges, losses, costs, damages or expenses (including but not limited to attorneys' fees) related to, caused by or arising out of (i) Operator's noncompliance with or violation of any local, state or federal law, statute, regulation or ordinance, (ii) Operator's gross negligence or willful misconduct, or (iii) Operator's material breach of or material failure to comply with any provision of this Agreement. The Operator makes no representation or warranty whatsoever concerning the quality of the well location, the production or lack thereof of natural gas or the market for natural gas.

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11. Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind.

(a)          Each of the parties hereto elects, under the authority of Section 761(a) of the Internal Revenue Code of 1986, as amended, (the "Code") to be excluded from the application of all of the provisions of Subchapter K of Chapter 1 of Sub Title A of the Code. If the income tax laws of the state or states in which the property covered hereby is located contain, or hereafter contain, provisions similar to those contained in the aforesaid Subchapter of the Code under which a similar election is permitted, each of the parties agrees that such election shall be exercised. Beginning with the first taxable year of operations hereunder, each party agrees that the deemed election provided by Section 1.761-2 (b) (2) (ii) of the Regulations under the Code will apply; and no party will file an application under Section 1.761-2 (b) (3) (i) and (ii) of said Regulations to revoke said election. Each party hereby agrees to execute such documents and make such filings with the appropriate governmental authorities as may be necessary to effect such election.

(b)          It is not the intention of the parties hereto to create, nor will this Agreement be construed as creating a mining or other partnership or association or to render the parties liable as partners or joint ventures for any purpose. Operator will be deemed to be an independent contractor and will perform its obligations as set forth herein.

(c)          Subject to the provisions of Section 8 hereof, each Developer will have the exclusive right to sell or dispose of Developers' share of all natural gas and oil produced from the Wells, as such share will be determined in accordance with all of the terms and conditions hereof, exclusive of production which may be used in development and production operations and production unavoidably lost, and Operator will not have any right to sell or otherwise dispose of such natural gas and oil. Each Developer will have the exclusive right to execute all contracts relating to the sale or disposition of Developers' share of the production from the Wells. Developers agree to designate Operator as its collection agent in any such contract. Upon request, Operator will render assistance in arranging such sale or disposition and will promptly provide Developers with all relevant information which comes to Operator's attention regarding opportunities for sale of production. Notwithstanding the foregoing, each Developer hereby designates Operator its agent and attorney-in-fact for the purpose of executing one or more natural gas or oil purchase contracts for production from the Wells. Such contracts will contain such terms and conditions, will be for such periods of time and will provide for such natural gas or oil purchase prices as is competitive with those offered by other natural gas or oil purchasers and as is, in the opinion of Operator, to be in the best interest of Developers. This power of attorney will expire 11 months after the date hereof

13

12. Force Majeure.

(a)          If Operator is rendered unable, wholly or in part, by force majeure (as hereinafter defined) to carry out its obligations under this Agreement, then Operator will give to Developers prompt written notice of the force majeure with reasonably full particulars; thereupon, the obligations of Operator, as the case may be, so far as they are affected by the force majeure, will be suspended during but not longer than the continuance of the force majeure. Operator will use all reasonable diligence to remove the force majeure as quickly as possible to the extent the same is within Operator's reasonable control.

(b)          The term "force majeure" means as act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment, adverse weather conditions and any other cause whether of the kind specifically enumerated above or otherwise, which directly precludes Operator's performance hereunder and is not reasonably within the control of Operator.

(c)          The requirement that any force majeure will be remedied with all reasonable dispatch will not require the settlement of strikes, lockouts or other labor difficulty affecting Operator, contrary to Operator's wishes. How all such difficulties will be handled will be entirely within the discretion of Operator.

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13. Term.

This Agreement will become effective when executed by Operator and Developers and, except as provided in Section 3(c) hereof, will continue and remain in full force and effect for the productive lives of the Wells.

14.	Governing Law and Invalidity.

This Agreement will be governed by, construed, and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. The invalidity and unenforceability of any particular provision of this Agreement will not affect the other provisions hereof, and the Agreement will be construed in all respects as if such invalid or unenforceable provision were omitted.

15.	Integration; Amendment Investment Representation.

This Agreement, together with Exhibits, represents the entire understanding of the parties with respect to the subject matter hereof and supersedes and merges herein all prior negotiations, understandings, agreements and representations. No amendment of this Agreement will be binding or of any effect unless in writing and duly signed by the party against which such amendment is sought to be enforced. Each Developer hereby represents that (i) Developer is entering into this Agreement and acquiring Developer's interests in the Wells, Well Locations and Documents described herein solely for Developer's own account and not as agent or representative for any other person, nor with any present or future intent to sell, subdivide or distribute all or any portion of Developer's interest herein (ii) Developer will not sell, distribute or subdivide all or any portion of Developer's interest herein and/or in the Wells, Well Locations and the Documents except upon full compliance with all applicable state and Federal securities laws land regulations and (iii) Developer and Developer's counsel and/or other authorized representatives have been given full access to all information pertaining to this Agreement and the activities proposed herein as they have deemed requisite to an informed investment decision. Developers hereby agree to indemnify and hold Operator harmless from any claims, penalties, liabilities, obligations, charges, losses, costs, damages or expenses (including but not limited to attorneys' fees) related to, caused by or arising out of Developers' breach of the foregoing representations.

15

16.	Successors and Assigns.

This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective heirs, successors, and assigns. Operator may subcontract the performance of any and all of Operator's obligations hereunder to one or more third parties but no such subcontracting will release Operator from the proper performance of Operator's obligations hereunder.

17.	Waiver of Default or Breach.

No waiver by any party hereto of any default of or breach by any other party under this Agreement will operate as a waiver of any future default or breach, whether of like or different character or nature.

18.	Notices.

Unless otherwise provided herein, all notices, statements, request or demands which are required or contemplated by this Agreement will be in writing and will be sent, if by Operator, by first class mail and, if by Developers, by registered or certified mail, postage prepaid, addressed as follows until changed by certified or registered letter addressed to the other party:

(i)	If to Operator: D.K. Gas, Inc.
P.O. Box 187
Mayport, PA 16240
(814) 365-5621

(ii)	If to Kimmel Oil & Gas, LP:
c/o SK Operating, Inc.
309 South Pike Road, #202
Sarver, PA 16055
(724) 353-1600

16

(iii)	If to Appalachian Well Services, Inc.:
P.O. Box 636
Indiana, PA 15701
(724) 354-4400

Each notice, which will be served by the parties hereto in the manner provided in this Section 18, is deemed sufficiently served or given for all purposes under this Agreement at the time such notice is mailed as provided herein in any post office or branch post office regularly maintained by the United States Postal Service or any successor to the functions thereof

19. Interpretation.

Whenever this Agreement makes reference to "this Agreement" or to any provision "hereof”, or words to similar effect, such reference will be construed to refer to the within instrument unless the context clearly requires otherwise. The titles of the Sections herein have been inserted as a matter of convenience of reference only and will not control or affect the meaning or construction of any of the terms and provisions hereof. As used in this Agreement, the plural shall include the singular and the singular shall include the plural whenever appropriate.

20. Counterparts.

The parties hereto may execute this Agreement in any number of separate counterparts, each of which, when executed and delivered by the parties hereto, will have the force and effect of an original. All such counterparts will be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement under their respective seals as of the day and year first above written.

ATTEST	D.K. GAS, INC.

By /s/ Mike Kennemuth
Mike Kennemuth, President

ATTEST	KIMMEL OIL & GAS, LP

By /s/ Samuel L. Kimmel, President
SK Operating, Inc., its General Partner

ATTEST	APPALACHIAN WELL SERVICES, INC

By /s/ Jack L. Albert
Jack L. Albert, President

18

PATTON PROJECT JOINT VENTURE
EXHIBIT "A"
SCHEDULE OF DRILLING ACREAGE AND WELL LOCATIONS
(See attached map(s))

Well Name	Township	County	Permit No.

S. C. ZERBY #4	BEAVER	JEFFERSON	37-065-24353-00

S.C. ZERBY #5	BEAVER	JEFFERSON	37-065-24357-00

S.C. ZERBY #6	BEAVER	JEFFERSON	37-065-24358-00

S.C. ZERBY #7	BEAVER	JEFFERSON	37-065-24354-00

S.E. THOMAS #2	BEAVER ________	JEFFERSON	37-065-24355-00

19

_____________________ JOINT VENTURE

EXHIBIT "B"

SCHEDULE OF DOCUMENTS

LEGAL DESCRIPTION OF LEASE, FARM-IN AGREEMENT, ASSIGNMENT, ETC.
INCLUDING DEED BOOK AND PAGE, ETC.

1.

2.

3.

4.

5.

20

JOINT VENTURE

EXHIBIT "C"

ESTIMATED WELL PRICE

DIRECT INTANGIBLE DRILLING COST (IDC)

Surveying, Permits, Bonds, etc.

Road & Location Construction

Labor

Location & Road Restoration

Surface Damages

Drilling-Footage-                               ft. @ $              /ft.

Water, Supply & Hauling

Cementing - Surface Casing

Cementing - Intermediate Casing

Cement - Production Casing

Open Hole Logging

Cased-Hole Log. & Perf.

Production Testing

Water Disposal

Stimulation

Float Equipment

Completion/Pulling Unit

Rental Equipment-Surface

Rental Equipment-Downhole

Trucking Materials

Plugging Expense

Lab Work & Water Sampling

Well Site Title Opinion

Miscellaneous IDC & ICC

TOTAL DIRECT IDC

DIRECT TANGIBLE WELL EQUIPMENT

Conductor Pipe                         #/ft. @ $             /ft.

Surface Casing                               ",          #/ft. @ $          /ft.

Intermediate Casing                             ",          #/ft. @ $        /ft.

Producing Casing                                ",          #/ft. @ $ /ft.

Pipeline Right-of-Way '@ $                            ft.

Tubing                 ',      ",          4/ft. @ $        ft.
Wellhead Equipment

Pump Unit/Artificial Lift Equipment

21

Storage Tanks -                 bbl. epoxy-lined, installed

Treaters & Separators - # vert. separator, installed Compressor Facility

Pipeline-Materials- ‘, 2” coated steel or 2” plastic

Pipelines-Installation-incl. x-ings and restoration Electric Systems

Meters-including filter drip, installed

Misc. Equipment

TOTAL DIRECT TANGIBLE WELL EQUIPMENT

SUB-TOTAL DIRECT WELL COSTS

OPERATOR’S PROFIT @ 10% OF DIRECT COSTS

WELL LOCATION FEE	$ 7.500

GRANT TOTAL COST

22

Schedule 4.31 – Suspense of Proceeds

Bruce McLeod has confirmed that there are no proceeds from the sale of Hydrocarbons from each Borrower’s Working Interest or Net Revenue Interest in the Properties that are being held in suspense for any reason.

Empire Energy USA LLC

Hedging Agreements

Producer	Empire Energy USA LLC
Counterparty	Macquarie Bank Limited

Hedge 1

Period	February 2008 – December 2012
Settlement	Monthly
Instrument	Swap
Price	$8.00 per mmbtu
Reference	NYMEX Henry Hub
Volume	6,000 mmbtu / month

Hedge 2

Period	February 2008 – January 2011
Settlement	Monthly
Instrument	Swap
Price	$8.15 per mmbtu
Reference	NYMEX Henry Hub
Volume	5,000 mmbtu / month

Schedule 4.41 Marketing Contracts

EMPIRE ENERGY

GAS CONTRACTS

May-07

Counterparty	Pipeline	Pipeline No.	Date Signed	Term	Meter	Meter Name	Wells	Btu	Rate	Payment	Comments
											Terms - working with marketer to
Equitable	EQG EGC348		9/04/2007	1/1 TO 6/30/07	2127	Dougherty #1-A	Hartman #1,2,3	1.051	100% TCO IF - current G,X,R (.48)	S&T	change by end of June
							Nolf #1,2,3-AC		100% TCO IF - current G,X,R (.48)
					2138	Skyline	Skline #1,2-110A	1.006	100% TCO IF - current G,X,R (.48)
							Skline #1-76A		100% TCO IF - current G,X,R (.48)
					2141	Seely #2	C Seeley #1,2	1.03	100% TCO IF - current G,X,R (.48)
									,_		Tier pricing based on volume> 1st
Dominion Peoples	PNG GPC P3065		3/18/1990	2015	PO 4773		1st tier 951 mcf	MCF i		a Check	tier.
	PNG GPC P3162				4847		1st tier 798 mcf	MCF			termination clause if w<10 a day
	PNG GPC P3235				4932		1st tier 3,149 mcf	MCF	> 103% MINUS PEP FEES 26fff
	PNG GPC P3357				5207		1st tier 2700mcf	MCF	26 compression fee 0.01 IOGA Collection
	PNG GPC P3357				5208	Mudlic	1st tier 613 mcf	MCF	0.01 IOGA Collection Fee
	PNG GPC P3377				5277	Gurber/Dougherty	1st tier 399 mcf	MCF	$3.06 Mcf
	PNG GPC P3377				5293		1st tier 2515 mcf	MCF	$2.569 Mcf
Snyder Bros	EQG Pool		22/05/2007	'/1/07 TO 6/30/0	2127	Dougherty #1-A	Hartman #1,2,3	1.051	104% DTI IF,S=94% DTI IF - G,X (9.	S&T
							Nolf #1,2,3-AC
					2138	Skyline	Skline #1,2-110A	1.006
							Skline #1-76A
					2141	Seely #2	C Seeley #1,2	1.03
											Need more pipeline to increase
Hanley & Bird	Gath mainline		, Jan __92	1/1/02 tb8/31/07	5	main line		1.0684	NYMEX <150Mcf/day	S&T	production for better pricing
					1,2„7,8,10,11,12	individual			NYMEX -$.025 if > 150Mcf/day
									$100 meter fee if > 500Mcf/mth
									Avg. of TCO and DTI IF ARR
National Fuel	NFGD :G-PSC#10414-0		20/12/2000	Monthly	PSP1222821	National Fuel #1	17 wells**	1.084	INDEX	S&T	Index posted on nationalfuel.com
					PSP1223301	National Fuel #2	Mainline	1.078	MINUS- $0.80 Mcf
T&F Exploration	PNG - Pool		3/28/2007	4/1 3/31/2008	[4]1. 9289c			MCF	NYMEX (LDS) + $0.37 $0.27Mcf	S&T
Snyder .Bros	TCO Pool		22/03/2007	4/1/07 M to M	,,, 63.4504:-			1.0684	NYMEX + $0.37 - $0.27Mcf		changing to formula
T W Phillips			1/10/2007	12/21/2007	8919222	Filson		1.077	Index based pricing calculated via	S&T	Need to join with others to increase
				11/20/2007	9316196	Jaworski #1,2		1.07	formula of avg commodity price		production enough to get better
				4/11/2011	114388	S Johns #1		1.055	last (5) nymex settles		prices
				11/20/2011	04B900342	Nolf #1	Nolf #4	1.048	last (5) H.H cash settles
							Dougherty #1-A	1.048	last (5) TCO APP MID - GAS DAILY		Mbtu price
							D Sherman #1,2	1.048
				5/20/2011	9329633	R W-Smith #1,2,3		1.048	AVG FT for TCO,TENN, TETCO
				4/11/2011	9440974	A Yeaney #1		1.052	AVG R for TCO,TENN, TETCO

ABV	FOOTNOTES
LDS	Last Day Settle
T	Transportation
X	Extraction
G	Gathering
IF	Inside Ferc
R	Reatainage
W	Winter
S	Summer

IMPERIAL

19 February 2007

The Company Announcement Office Australian Stock Exchange Limited

20 Bridge Street

SYDNEY, NSW 2000

Dear Sir

Re: PRODUCTION HEDGING PROGRAM

Natural Gas Development Joint Venture

Carrolltown Prospect

The Directors of Imperial Corporation Limited ("Imperial") are pleased to announce that its wholly owned US subsidiary, Imperial Resources LLC (75% working interest in the Carrolltown Joint Venture) and American Natural Resources (25%) have entered into a hedging program for a portion of the natural gas sold by the Joint Venture.

The Joint Venture has entered into a natural gas sales contract to a regional gas marketing group for the sale of 15,000 Mcf per month at a price of $8.45 per Mcf for the period August 2007 to August 2009. The current NYMEX spot month price is around $7.50 per Mcf. Excess gas will be sold at NYMEX plus US$0.37 per Mcf unless additional contracts are locked in place, some time in the future.

The Joint Venture's hedging policy is to undertake a continued rolling hedging program to lock in a portion of production as it comes on stream at prices determined on the prevailing energy market environment at the time.

The next 10 well locations (wells 16-25) have been surveyed and are waiting for final sign-off by the Joint Venture. Drilling rigs remain difficult to obtain with the first stage of the drilling program expected to commence following the thaw, in late March 2007.

Details of joint venture are as follows:

Location:	Carrolltown, Cambria County, Pennsylvania.
Status:	Focus on the Upper Devonian series that contain numerous gas producing formations.
Imperial WI:	75%.
Imperial NRI:	60.9375%.
Operator:	American Natural Resources LLC, Charleroi, PA.
Well Cost:	Up to US$250,000, to drill, complete and connect to the distribution network.

Imperial Corporation Limited ACN 002 148 361 • Level 7, 151 Macquarie Street, Sydney, Australia, NSW 2000 •

PO Box R356 Royal Exchange, NSW 1225 • Tel: (61 2) 9251 1846 • Pax: (61 2) 9251 0244

Carrolltown Prospect

The Carrolltown Prospect offers a low-cost, low risk opportunity to undertake a natural gas development program, now with sufficient acreage for the drilling of up to 150 wells. The first 15 development wells undertaken by the Joint Venture have all been successful.

American Natural Resources LLC

In 2005, Imperial Resources entered into a joint venture agreement with American Natural Resources LLC, ("ANR") an American company and the operator of the development drilling program. The combined experience in the oil and gas industry of the two principals of ANR totals more than 60 years. This includes their involvement in the drilling of more than 1,000 wells in the Appalachian Basin. Each has worked in various phases of the industry. ANR will invest 25% of the capital in the drilling program.

The Appalachian Basin

Hydrocarbon production has existed for over 100 years in this region of Western Pennsylvania with thousands of wells having been drilled. Historically around one third of the natural gas wells drilled in the United States each year are in the Appalachian Basin (Pennsylvania, West Virginia, Ohio, New York). Natural gas wells in this region are known to remain in production for in excess of 40 years. In addition, the close proximity to market consumption in the Northeast United States commands a higher price per mcf (thousand cubic feet) than in other parts of the United States.

Yours faithfully

/s/Bruce McLeod

Bruce McLeod Chairman

4/18/2007	Page 1 of 1

National Fuel Gas Distribution Corporation

Gas Production Report

Production Month: March 2007

1100 State Street Erie, PA 16501

Empire Energy E & P, LLC	Seller ID: 2353
17 Arentzen Blvd., Suite 203	Empire Energy E & P. LLC
Vista One Professional Bldg.
Charleroi, PA 15022-1085

PSP1222821	1380	0		0	1380	1084	1496	7.045	10539.32
PSP1223301	1664	0		0	1664	1078	1794	7.045	12638.73
Total	3044	0	0	0	3044		3290		23178.05
Total amount to be paid to seller									$23178.05

'07-03-27 10:26 D K GAS INC	, INC.	P.2

October 31, 2000

D. K. GAS, INC. P.O. Box 187

Mayport, PA 16240-0187

Attention Ms. Darla Kirkpatrick, Corporate Secretary

RE: NFG-PSC #1041-000

Gentlemen:

Historically, National Fuel Gas Distribution Corporation's actual Weighted Average Commodity Cost rate, or WACC, has not been available until after deliveries have been made under the terms of the above-referenced gas purchase agreement. In order to make a rate available to producers prior to the close of a production month, National Fuel Gas Distribution Corporation offers the following revisions:

ARTICLE IX.             PRICE

(A)           For all gas purchased by Buyer as to which the provisions hereof are applicable, Buyer shall, subject to the other provisions of this document, pay to Seller a price ("purchase price") computed pursuant to the formula, contained in paragraph (B) hereof; provided, however, that in the case of gas as to which Buyer incurs transportation or other charges levied by any other third-party transporter(s) in order to move such gas to Buyer's principal markets, the purchase price shall be the price as otherwise computed hereunder, minus the charge(s) thus levied, without regard to current or eventual adjustment to reflect the fact that any such charge(s) may then be subject to refund.

(B)           The purchase price per MMBTU to be paid by Buyer to Seller for excess gas delivered hereunder shall be- the arithmetic average of the Index Prices for the first day of each delivery month reported by INSIDE FERC’S GAS MARKET REPORT, “PRICES OF SPOT GAS DELIVERED TO PIPELINES" for deliveries into "CNG Transmission Corp.," "Appalachia" and into "Columbia Gas Transmission Corp.," "Appalachia (W. Va., Ohio, Ky.)"; and by Natural Gas Intelligence Gas Price Index, "Spot Gas Prices," "Delivered to Pipelines," "30-Day Supply Transactions," "REGION," "Appalachia" for deliveries to "CNG" and to "Columbia Gas."

D. K. GAS, INC.

Page Two

October 31, 2000

National feels that this revision will not only help producers make more timely business deliveries but will also offer a rate more reflective of the value of the location of your production in the Appalachian Basin.

If this proposal meets with your approval, please so indicate by signing this Letter Agreement and the attached originals of the same and returning all three to me at National Fuel Gas Distribution Corporation, Room 2, 1100 State Street, P.O. Box 2081, Erie, PA, 16512, by November 30, 2000. Upon execution by Distribution Corporation a fully executed copy will be returned for your files. If not accepted and returned by Seller, this offer shall lapse and become ineffective December 1, 2000.

If you have any questions, please contact me at (814) 871-8539.

Very truly yours,
Carl F. Bender, III Manager
Gas Procurement

CFB/cam

Enclosure

ACCEPTED AND AGREED TO this 20th

day of December, 2000.

D.K. GAS, INC.

(Officer) (ride) Date

NATIONAL FUEL GAS DISTRIBUTION CORPORATION

By
Walter E. DeForest Stinker Viet President

PRICING COMPARISON

WACC — EXCESS SPOT

	Nov '99	Dec 99	Jan [1]00	Feb '00	Mar '00	Apr 00	May[1]00	Jun VO	Jul VO	Aug '00	Sep 520	Oct VO	Average
(1) NFG WACC ,	2.940	2.398	2.518	2.729	2.622	3.114	3.302	4.508	4.562	3.974	4.913	* 5.572	3.596
Proposed Contract EXCESS SPOT (100% of A.I.)	3.260	2.280	2.515	2.840	2.758	3.043	3.265	4.555	4.543	4.008	. 4.823	5.585	3.623

(1) NFG WACC • Actuld & • Estimated

yH

10/31/2000 /cam

•	'07-05-04 11:40 D K CAS INC	INC.	P.10

(D) The temperature of gas flowing through Buyer's caters .11.11 b. assumed to be sixty (60) degrees Fahrenheit; erne/dad, however, that Buyer may, at its election, determine the actual temperature of such gas, in which event, the arithmetic average of the twenty-four (24) hour record (or that portion of such twenty-four (24) hour period during which gas was actually passing through Buyer's meter(s)] shall be deemed to be the temperature of the gas flowing through Buyer's mater(s) until the next such measurement is effected by Buyer, and Buyer shall use such temperature in volume computations.

(E) The total heating value of gas shall be determined by teats made by taking samples of gas at delivery point(s) designated on "EXHIBIT B" at such time(s) as may be designated by Buyer by determining the British Thermal Unit per cubic foot ("BTU content") through chromatographic analysis, by mutual agreement, or by any other acceptable industry method for determining heating value. The BTU content of gas shall be determined for an anhydrous (dry) cubic foot of gas at a camp of sixty degrees (60.) Fahrenheit and a p base of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute. The initial BTU determination shall be made by Buyer at Buyer's expense; subsequent BTU determinations shall be made by Buyer at Seller's expanse. BTU determinations shall be made as often as Buyer deems necessary to proper payment to Seller, or more often, if so requested by Seller.

(F) (1) In the event Buyer shall test the accuracy of any meter or other measurement equipment owned by Buyer and used under this Agreement, as a result of a request by Seller, such test shall be arranged and conducted so far as reasonably possible so as to permit representatives of both Seller and Buyer to be present;

(2) If, upon any such cast, whether conducted at Seller's request or Buyer's own initiative, any such

S091285

'07-05-04 11:41 D K GAS INC	INC.	P. II

meter or measurement equipment owned by Buyer shall be round to be inaccurate, the same shall be adjusted inaccuracy is:

(a) Less than three Percent (3%), previous readings shall be deemed correct, was and, in the event such test seller’s conducted at shall request, Seller costs of such teat; bear all and

(b) Three percent (3%) (3%) 'or more, previous readings shall be corrected to ger* of (0) error for the period time during which such meter or cease *dement equipment is known toinaccurate. If the extent of such period of inaccuracy is not than such correction known or agreed upon, shall be made for a period one-half (1/2) the elapsed time since the date of the last preceding test, which correction period shall not

(3) If such measuring equipment is out of as soon as practicable to read correctly. If such service, or inaccurate by an amount exceeding three percent (3%) under circumstances whore the correction of previous readings of such equipment "to taro (0) " is not feasible, then the volume of gas delivered during the period shall be estimated (1) by using data recorded by any check-a ng equipment, if installed and accurately registering, or if not installed or if registering inaccurately, (2) by correcting the if the paas of error is ascertainable by calibration, test or mathematical calculation, or, if neither such method is feeeibla, (3) by estimating the quantity delivered, based upon deliveries under similar conditions during a period when the equipment was registering accurately.

3091285

'07-05-434 11:43 D K GAS INC	INC.	P.15

which Buyer is entitled to purchase gas during such .month, to wit:

(a)      The minimum purchase obligation to which Buyer is contractually committed under the applicable service agreement(s) or otherwise, between Buyer and it■ respective pipeline suppliers; or

(b)      That percentage of the contract demand which is used under such rate schedules, respectively, to compute the minimum bill applicable thereunder;

provided, however, that if Buyer purchases during the month of deliveries hereunder a quantity of gas in respect of each of its pipeline suppliers equal to or below the levels described in subparagraphs (a) or (b) of this paragraph, the price determined under this paragraph shall be the commodity rate applicable to the next increment of gas which Buyer in its sole discretion, determine■ that it would have purchased during the month from its pipeline suppliers, net of the non-gas fixed cost portion of the commodity rate applicable to that increment by virtue of FERC Order No. 380 (relating to pipeline minimum bill and minimum take penalties). Buyer's pipeline suppliers, as of the data of this Agreement, are T............ Gas Pipeline Company, Texas Eastern Transmission Corporation, Consolidated Gas Supply Corporation, T eeeeee otinental Gas Pipe Line Corporation and Columbia Gas Transmission Corporation.

(4)     The commodity rate actually charged by Buyer to National Fuel Gas Distribution Corporation during the month of deliveries hereunder, net of the non-gas fixed cost portion of the commodity rate applicable by virtue of FERC Order No. 380.

8091285

'07	11:4S D K GAS INC	. INC.	P.19

and reflect* the conversion of a ............ d volume of gas to BTUs on the water vapor saturated standard. the BTU Content of gas sold and delivered hereunder during the month in question shall be determined, for payment purposes, on the water vapor saturated standard; and

(2) Payment shall aqual the produce. of (1) As fraction, the ............f which is the number of BTUs per cubic foot of gas (determined in accordance with Article VII(E) or Article X(B)(1) as appropriate), up to one th............d one hundred (1.100)- BTUs per cubic foot, and the denominator of which is one thousand (1,000) BTUs; multiplied by (2) metered volume of gas in MCF; multiplied by (3) purchase price applicable pursuant to Article IX(A).

(C)     Settlement shall be med. by Buyer on or before the lest day of each month for gee delivered during the preceding month by one (1) check drawn to the order of Seller and mailed to 1ta office designated in chip Agreement or, subsequently, in writing by Seller. Payments made in said manner shall relieve Buyer from all responsibility for the distribution of said payments to any other person or entity.

(D)     If any error or inaccuracy in chart information, payments. statements, calculations or determinations is disc eeeeee proper adjustment and proper correction thereof shall be made as promptly as practicable thereafter.

ARTICLE XI.             TERM

This Gas Purchase Agreement shall be effective on the date hereof and, except with respect to Article XII, shell remain in effect until economic depletion of economically producible gas reserves underlying Exhibit A Leases, unless tarsi eeeee earlier by mutual consent of the parties, or otherwise, as specifically provided in this Agreement; provided, however that Buyer shall have the right to terminate this Agreement if Seller is not capable of

S091283

P. 1

Mar 28 2007 10:45RM HP LRSERJET FRX                                            4128545331

ERM PURCHASE

GAS CONTRACT

2007004IP

EXHIBIT A

This Exhibit, together with the General Terms & Conditions attached hereto, shall constitute a Contract between:

BUYER:	T&P EXPLORATION, LP
SELLER:	EMPIRE ENERGY E&P, LLC

1.	Term:	April 1, 2007 through March 31, 2008
2.	Quantity:	Approximately 25 MCF/Day
3.	Price:	NYMEX (LDS) plus S0.37IMCP
4.	Pipeline:	Dominion Peoples
5.	Receipt Point:	Meter No. 9289
6,	Delivery Point	T&P PNG Pool #L909PB
7.	Special Terns:	Seller is responsible for all gathering, extraction, & processing charges.
8.	Payment:	Buyer shall pay Seller within 5 business days of payment for which such gas is delivered, after Buyer receives full payment from its Purchaser.

This contract shall supersede any and all previous contracts by and between Buyer & Seller.

BUYER	SELLER
T&F EXPLORATION, LP	EMPIRE ENERGY E&P, LLC
17 Arentzen Boulevard, Suite 203
1700 North Highland Road, Suite 402	Vista One Professional Building

Upper St. Clair, PA 15241	Charleroi, PA 15022-1085
PH: (412) 854-5108	PH: (724) 465-9199
FAX: (412) 854-5331	FAX: (724) 465-5982

BY:	BY:
Frank J. Ross	Bill Waller

TITLE: Vice President of T&F Operating	TITLE:
General Partner	President

Date:	DATE:

AL:uuunx nu.                   2 • VT • a asza•••••-aa.

9400039237	205 North Main Street	3/31/07

BUTLER, PA. 16001

CAS	EMPIRE ENERGY E & P LLC

PURCHASED	17 ARENTZEN BLVD.

FROM	203 VISA, ONE BLDG.	METER NAME

CHARLEROI, PA	15022	FILSON, ROBERT #1-140A

PREVIOUS	PRESENT I	I PRESENT I PREVIOUS I	I	I	PRES.MULT

READING	READING I METER. I	METER I METER	IREGISTEREDIAVERAGEI BASE 6 ICORRECT

DATE I	DATE I NUMBER IREADING014.9IREADING014.91 MCF	I PSIG 114.730	I MCP

2/27/07	3/12/071	8919222	130	55	75		1.0115	7
3/12/07	3/29/07	8919222	0	0	0		1.0115

			REGISTERED PRODUCTION		75			7
				TOTAL PRODUCTION				7
				MASTER METER PRODUCTION	1.077
				BTDX
				76	MCF	8.757		$665.
TOTAL DEDUCTIONS			.00		TOTAL GROSS
			$665

					NET PURCHASE			$665

'07T05-03 15:38 D K GAS INC	INC.	10\1C 17351-3V.- Lit PY

AMENDMENT TO GAS PURCHASE

AGREEMENT(8)

THIS AMENDMENT made and entered into as of the 1st day of February, 1998, by and between D. K. GAS, INC., a Pennsylvania corporation. having a business address at P. 0. BOX 187. MaYPert Pennsylvania 18240, hereinafter referred to as "Seller", and T. W. PHIWPS GAS AND Olt. CO., a Pennsylvania corporation, having Its principal office at 205 North Main Street, Butler, Pennsylvania 16001, hereinafter referred to as "Buyer.

WITNESSETH THAT:

WHEREAS, the parties hereto have entered Into the Gas Purchase Agreement(s) and related Supplement(s) identified on Exhibit 'A" attached hereto and made a part hereof (hereinafter collectively referred to as the "Gas Purchase Agreement(s)"), which Gas Purchase Agreement(s) relate to the sale and purchase of natural gas produced from the well(s) described therein;

WHEREAS, by the latest amendment(s) to said Gas Purchase Agreement(s), as set forth in said Exhibit W (hereinafter referred to as the "Arnendment(e)"), Buyer and Seiler

AMENDMENT TO GAS PURCHASE

AGREEMENT(S)

THIS AMENDMENT made and entered into as of the 1st day of February, 2008, by and between D. K. GAS, INC., a Pennsylvania corporation, having a business address at P.O. Box 187, Mayport, Pennsylvania 18240, hereinafter referred to as “Seller,” and T.W. PHILLIPS GAS AND OIL CO., a Pennsylvania corporation, having its principal office at 205 North Main Street, Butler, Pennsylvania 16001, hereinafter referred to as “Buyer”.

WITNESSETH THAT:

WHEREAS, the parties hereto have entered into the Gas Purchase Agreement(s) and related Supplement(s) identified on Exhibit “A” attached hereto and made a part hereof (hereinafter collectively referred to as the “Gas Purchase Agreement(s)”, which Gas Purchase Agreement(s) relate to the sale and purchase of natural gas produced from the well(s) described therein;

WHEREAS, by the latest amendment(s) to said Gas Purchase Agreement(s), as set forth in said Exhibit “A” (hereinafter referred to as the Amendment(s)”), Buyer and Seller agreed to amend the Gas Purchase Agreement(s) to incorporate year-to-year gas pricing provisions; and

WHEREAS, Buyer and Seller desire to modify the gas pricing provisions contained in said Amendment(s) and Gas Purchase Agreement(s), is hereafter set forth;

NOW, THEREFORE, the parties hereto. in consideration of the mutual promises contained herein, and intending to be legally bound hereby, have agreed and to do hereby agree as follows:

1.     Effective for all deliveries of gas made on and after February 1, 199E from the well(s) covered by the Gas Purchase Agreement(s), sub-section 1 of Section VIII – Purchase Price of said-Gas Purchase Agreements), as amended, shall no, longer be applicable and the following new sub-section 1 shall be substituted therefor:

"1.        Purchase Price. The •purchase price per million British Thermal Units (per MMBtu), as such quantity of natural gas Is determined under sub-section 1(11) below, to be paid by Buyer to seller for all gas delivered hereunder is as follows:

(i) Base Price. The Base Price per MMBtu to be paid by Buyer to Seller shall be equal to the arithmetic average & (a) the *Composite Referenee Price" per MMBtu as defined below and (b) "Sayer Purchased Gas Commodity Cost" as defined below l Such Base Price shall be calculated and adjusted effective as of the first day of every calendar month (iMonthly Calculation Wee) during the term hereof. The Initial Base Price shall be the Base Price computed as of the Monthly Calculation Date immediately preceding the date of this Agreement.

'07-05-03 15:39 D K GAS INC , INC.	P.3

40-04,2001 MUM F41014-1,1 PHILLIPS GAS	4T141175101	1-146 P.011/014 F-511

The "Composite Reference Price" shall mean the sum of

(a)      the arithmetic average of (1) the arithmetic average of the five closing settlement prices per MMBtu on the five trading days immediately preceding the final trading day prior to the applicable Monthly Calculation Date for Henry Hub gas futures contracts traded on the New York Mercantile Exchange, as reported in The Welt„§treeljaintal, that expire in the calendar month in which such Monthly Calculation Date occurs; (2) the arithmetic average of the five Henry Hub cash prices per MMBtu for the five gas futures trades days specified in clause (1) above, as published in Gas Dally, or successor publication of Pasha Publications, Inc., CU E3 ID; end (3) the arithmetic average of the daily reported prices per MM 13tu for the five gas futures trading days specifaxl in clause (1) above, as published In Gas Deily, in the table entitled "Daily Price Survey" for Columbia Gas Transmission Corp.-Appalachia (utilizing the midpoint of the price range for "Appalachia"). Tennessee Gas Flee** Co. (utilizing the arithmetic average of the midpoints of the price ranges for all listed regions). and Texas Eastern Transmission Corporation (utilizing the arithmetic average of the midpoints of the price ranges for all listed regions).

(b)       the arithmetic average of the maximum firm transportation service commodity rates per dekatherm for delivery to Buyer's city gate set forth In the respective then effective tariffs approved by the Federal Energy Regulatory Commission CFERC") of Columbia Gas Transmission Corporation ("Columbia"), Tennessee Gas Pipeline Company ("Tennessee") and Texas Eastern Transmission Corporation ("TETCO"); and

(c)       the fuel and loss retention allowance equal to the arithmetic average of the maximum firm transportation service fuel and loss percentages for delivery to Buyers city gate sat forth in the respective then effective tariffs approved by FERC of Columbia, Tennessee and TETCO, which average percentage shall be applied to the arithmetic average price determined under clause (a) above in order to calculate said allowance.

"Buyers Purchased Gas Commodity Cost" shall mean the system average rata per Mcf (exclusive of Gross Receipts Tax) for recovery of Buyer's Purchased Gee Commodity Costs as set forth in Buyer's then effective tariff Rider PGC-Section 1307(f)-Purchased Gas Costs and approved from time to time by the Pennsylvania Public Utility Commission; provided. however, that In the event Buyer ceases to have a tariff rate for recovery of Buyer's Purchased Gas Commodity Costs as contemplated herein, then Buyer shay, in determining the Base Price hereunder, have the right in its sole discretion either (r) to eliminate from said computation the Purchased Gas Commodity Cost component or (ii) to substitute such other pricing component as it deems appropriate.

1044-/N-%14.[15]' gt/Purrff	, INC.	+7242$75g1	T-145 P.9104[3]4[4] F-1111i

All calculations of prices hereunder shall be rounded to the nearest whole cent.

Notwithstanding the provisions of this sub-section 1(i), Seller and Buyer expressly agree that Buyer shall have the right from time to time in Its sole discretion upon written notice to Seller to change the frequency of purchase price adjustments hereunder, delete one or more of the components, add or substitute one or mom new components, or otherwise modify the components or method of computation, utilized in determining the "Composite Reference Price", provided that no such modffication shell result In a purchase price lower than the purchase price Buyer is offering at the time of such modification for new supplies of Pennsylvania gas dedicated under new year-to-year gas purchase agreements.

Btu Calculation. The purchase price provided herein is expressed per MMBtu. For purposes of applying such purchase price, all payments for gas sold and purchased hereunder shall be calculated by multiplying the following: (a) the applicable Base Price provided above; (b) a fraction. the numerator of which is the total heat content as determined in accordance with sub-section 3 of Section Vi hereof, and the denominator of which Is 1000; and (c) the volume of gas delivered to Buyer as determined under Section V hereof, and expressed In thousands of cubic feet (MCf).

(ili) No Other Adjustments. It Is expressly understood anti agreed that the purchase price specified in (I) and (u) above shall constitute fug and adequate compensation to Saar for the gas to be deltvered hereunder, for all of Seller's production -related and other costs, and for alt of Seller's severance and other taxes, notwithstanding that Seller may be entitled to a higher price and/or additional compensation with respect to such costs and taxes pursuant to any applicable law, rule or regulation.'

2.          In the event that the termination election described in Paragraph 1 of said Amendment(s) Is ever exercised, the new sub-section 1 of Section VIII —purchase Pf of the Gas Purchase Agreement(s) set forth In Paragraph 1 above shall no longer be effective. and the parties hereto do hereby acknowledge and agree that the original gas pricing provisions contained In sub-section 1 of Section VIII of the Gas Purchase Agreement(s) shall not be applicable and that the following new sub-section 1 of Section VW — Purchase Price shall be substituted therefor

'1. airstemftv. The purcheee price per million British Thermal Units (per MMBtu), as such quantity of natural gas is determined under sub-section 1(111) below, to be paid by Buyer to Seiler for all gas delivered hereunder is as follows:

(i) Dose Price. The Base NCO per MMBtu to be paid by Buyer to Seller shall be equal to the sum of (a) the arithmetic average of (1) the "Composite Reference Price" per MMBtu as defined below and (2) "Buyers Purchased Gas Commodity Cost as defined below plus (b), in the case of November 1, December 1, January 1, February 1 and March

’07-05-03 15:40 D K GAS INC,	INC.	P.5

1 "Monthly Calculation Dates" as defined below, one hundred percent (100%) of the "Dedicadon Incentive Amount' as defined below, and in the CAM of April 1, May 1, June 1, July 1. August 1, September 1 end October 1 "Monthly Calimdadon Dates" as defined beim, beentlpfive percent (25%) of such "Dedication incentive Amount". Such Base Price shall be calculated and adjusted effective as of the first day of every calendar month ("Monthly Calculation Dates") during the term hereof. The Initial Base Peas shall be the Ban Price computed as of the Monthly Calculation Data immediately preceding the date of this Agreement.

The "Composite Reference Price" shall mean the sum of:

(a)        the arithmetic average of (1) the arithmetic average of the five dosing settlement prices per MMBtu on the five trading days immediately Preceding the final trading day prior to the applicable Monthly Calculation Date for Henry Hub gas futures contracts traded on the New York Mercantile Exchange, as reported in lbgfiditWigooRL that expire in the calendar month in which such Monthly Calculation Date occurs-, (2) the arithmetic average of the five Henry Hub cash prices per MMBtu for the five gas futures trading days specified In clause (1) above, as published In Gas Dalhr, or successor publication of Pasha Publications, Inc., egoeNh"); and (3) the arithmetic average of the daily reported prices per MM8tu for the flee gee futures trading days specified in clause (1) above. as published in Gas !Mk in the table entitled "Daily Price Survey" for Columbia Gas Transmission Corp.-Appalachla (utilizing the midpoint of the price range for "Appalachia"), Tennessee Gas Pipeline Co. (utilizing the arithmetic average of the midpoints of the price ranges for all listed regions), and Texas Eastern Transmission Corporation (utilizing the arithmetic average of the Midpoints of the price ranges for all dated reglons)-

(b)        the arithmetic average of the maximum firm transportation service commodity rates per dekatherm for delivery to Buyer's city gate set forth in the respective then effective tariffs approved by the Federal Energy Regulatory Commission ("FERC") of Columbia Gas . Transmission Corporation ("Columbia"), Tennessee Gas Pipeline Company ("Tennessee") and Texas Eastern Transmission Corporation ("TETCO"): and

(c)        a fuel and loss retention allowance equal to the arithmetic average of the maximum firm transportation service fuel and loss percentages for delivery to Buyer's city gate set forth in the respective then effective tariffs approved by FERC of Columbia. Tennessee and TEM), which average percentage shall be applied to the arithmetic average Ors determined under clause (a) above In order to calculate said allowance.

"914'07-05-03 15%41 b k GAS INC.	+724ZIT66011	7-141 P.S11Ya F-sn

Buyer's Purchased Gas Commack Costs as set forth In Buyer's then effective tariff Rider PGCSection 1307(f)-Purchased Gas Casts and approved from time to Urn* by the Pennsylvania Public Utility CommissiOn; provided, however, that in the event Buyer ceases to have a tariff rate for recovery of Buyer's Purchased Gas Commodity Coats as contemplated herein, then Buyer shad, in determining the Base Price hereunder, have the right in its sole duration either (i) to eliminate from said computation the Purchased Gas Commodity Cost component or (II) to substitute such other pricing component est deems appropriate.

The "Doclication incentive Amount" Shall mean the quotient obtained by dividing (a) Buyer's total annual cost of reserving the maximum annual quantity of firm transportation service under Buyer's then effective Firm Transportation (FT) Service Agreements with Columbia, Tennessee and TETCO at their respective then effective FERC approved tariff rates by (b) the total annual maximum volume expressed in dekatherms then available to Buyer from Columbia, Tennessee and TETCO under said Finn Transportation (FT) Service Agreements.

All calculations of prices hereunder shall be rounded to the nearest whole cent.

Notwithstanding the provisions of this sub-section 1(i), Seiler and Buyer expressly agree that Buyer shall have the right from time to time In Its sole discretion upon written notice to Seiler to change the frequency of purchase price adjustments hereunder, delete one or more of the components, add or substitute one or more new components, or otherwise modify the components or method of computation, utilized in determining the "Composite Reference Price' and the "Dutton Incentive Aniounr, provided that no such modification shall result In a purchase price lower than the purchase price Buyer is offering at the time of such modification for new supplies of Pennsylvania gas dedicated under new life-of-the-well gas purchase egreements.

(ii) limitations on Base Price. Notwithstanding the provisions of sub-section 1(i) above, the-Bese Price hensunder shall not at any time be lessthan $2.10 per tatAStu.s

Etta. The purchase price provided herein IS expressed per MMBtu. For purposes of applying such purchase price, all payments for gas sold and purchased hereunder shall be calculated by multiplying the following: (a) the applicable Base Price provided above; (b) a fraction, the numerator of which is the toted heat content as determined In accordance with sub-section 3 of Section VI hereof, and the denominator of which is 1000; and (c) the volume of gas delivered to Buyer as determined under Section V hereof, and expressed in thousands of cubic feet (NW).

(iv) No Other                         It is expressly understood and agreed that the purchase price spudded in (I), (I) and (iii) above shall constitute full and adequate compensation to Seller for the gas to be delivered hereunder, for all of Seller's production-related and other costs, and for ell of Seller's severance and other taxes, notwithstanding that Saner may be entitled to a higher price and/or additional compensation with respect to such costa and taxes pursuant to any applicable law, rule or regulation."

3         It is expressly understood and agreed that effective for all deliveries of gas made on or after February 1, 1995, this Amendment shall supersede the amendMent(s) (if any) Identified on Exhibit 'A' attached hereto. Except as modified by this Amendment, all terms and conditions of said Gas Purchase Agreements) shag remain in full force and effect as originally written.

4.         This Amendment shall be legally binding upon, and snail inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

ATTEST:		BUYER:
T. W. PHILLIPS GAS AND OIL CO,
President

SELLER:
D. K. GAS, INC.

EXHIBIT e

SCHEDULE OF GAS PURCHASE AGREEMENTS
AND RELATED SUPPLEMENTS BETWEEN

T. W. PHILLIPS GAS AND OIL CO. AS BUYER AND

D. K GAS -1149, AS 84LER

Gas Purchase Agreement No.	Date	Supplement No.(*)	Amendment Date	No. of Weis	Township	County
766	11-20-92			1	Redbank	Armstrong
			04-01-93
			10-01-94
			02-03-95
			04-01-96

766	11-20-92			T	Redbank	rong
			04-0143
			10-04-94
			03-1045
			04-01-96		0401-90

787	01-07-93			1	Redbank	Armstrong
			04-0143
			10-01-94
			02-03-95
41L-24		11 94a-08			Redbank	Armstrong
			02.03-95			Jefferson
			04-0146

11-94	01-13-94				4. Beaver
			04-01-96
			07-01-96

22L-95	05-20-96			2	Beaver	Jefferson
			05-21-96
17L-Q$	0442-96				Clover	Jefferson
			06-10-98
29L-96	07-31-96			1		Jefferson
			10-18-96

47687	104-9T		L 10414T	1	Redbwi	ATMtrgna

DKGAS,INC-LTY

Jun 01 2007 7 ; ISFili                                    HP LRSERJET FAX                          4129545331                p.1

TERM SALE

GAS CONTRACT

(METERED)

EXHIBIT A

This Exhibit, together with the General Terms & Conditions, shall constitute a Contract between:

SELLER:	EMPIRE ENERGY E&P, LLC
BUYER:	SNYDER BROTHERS, INC.
I. Term:	July 01, 2007 —June SO, 2002

2.	Quantity:	Approximately 80 Dth/Day Interruptible
3.	Price:	1;104% DTI Index (Winter: November through Mardi) f94% DTI Index '($ummer: April — Getober) (Less Gathering. Extraction, and Retainage charges)
4.	Delivery Point(s):	Meter Nos.: 2127, 2138, and 2141
5.	Receiving P/L (LDC):	Apollo (Equitable Gas Distributing)
6.	Seller shall provide Buyer monthly production estimates (Nomination Quantity) no later than the business day prior to the first day of gas flow for the month. in the event Seller fails to provide Nominatior Quantity, then Buyer shall use the above volume as Seller's Nominated Quantity,

BUYER	SELLER
SNYDER BROTHERS, ING	EMPIRE ENERGY E&P, LLC
P. O. Box 1022	P.O. Box 228
Kittanning, PA 16201.	3809 Cherry Alley
PH: (724) 5484101	Hawthorn, PA 16230
FAX: (724) 545-8243'	PH: (724) 483-2070
FAX: (724) 483-2270

BY:		BY:
	Benjamin T. Snyder	TITLE:
TITLE:	Director ofMarketinz	DATE:
DATE:

AMENDMENT TO GAS PURCHASE CONTRACT NUMBER(S): 3065, 3162, 3235, 3357 and 3377

BETWEEN

THE PEOPLES NATURAL GAS COMPANY

AND

EMPIRE ENERGY E & P, LLC

This Amendment, made and entered into this_______________ day of , 2007, by and between THE PEOPLES NATURAL GAS COMPANY, d/b/a DOMINION PEOPLES, a Pennsylvania corporation with its principal office at 625 Liberty Avenue, Pittsburgh, PA 15222-3197 (hereinafter called "Dominion Peoples")

AND

___ EMPIRE ENERGY E & P, LLC, a Delaware corporation with mailing address of P.O. Box 228, Hawthorne, PA, 16230 (hereinafter called Seller) and together known as "Parties."

WITNESSETH:

WHEREAS, the Pennsylvania Public Utility Commission (hereinafter referred to as "PAPUC") has approved the release from long term Gas Purchase Agreements (hereinafter referred to as "Agreements"), those meter stations that have averaged less than ten (10) Mcf per day over a consecutive twelve (12) month period; and

WHEREAS, Dominion Peoples and Seller have at least one meter station in a long term Agreement that qualifies for the approved release authorized by the PAPUC; and

WHEREAS, Dominion Peoples and Seller have agreed that at gas formerly measured at the deduct meter stations PO 4847 PO 4932, PO 5207 and PO 5293 as well as Master Meter PO 4773 will be first measured and purchased at Master Meter PO 4773; and

WHEREAS, Dominion Peoples and Seller have agreed that meter stations PO 4847, PO 4932, PO 5207 and PO 5293 will be expired and no longer recognized as pay meters; and

WHEREAS, the Seller agrees to meet all gas quality specifications or be shut-in immediately; and

WHEREAS, the Parties have agreed to .modify the pricing terms of the Agreements for volumes directly attributable to meter stations that averaged less than ten (10) Mcf per day over a consecutive twelve (12) month period.

NOW, THEREFORE, the Parties hereto, intending to be legally bound agree as follows:

1. Effective with the first day of the of the first full production period subsequent to the date upon which Dominion Peoples at 2539 Washington Road, Suite 1010, Upper St. Clair,

PA, 15241-2500 receives both originals of this amendment executed by Seller and continuing to be in effect until the end of the twelfth full monthly production period following such receipt date, the following pricing provision will apply to all monthly volumes delivered to Dominion Peoples for the meter stations(s), listed in the table below:

"Dominion PeopleS shall pay Seller a monthly Mcf price equal to 80% of the Inside FERC’s Gas Market Report, “Price of Spot Gas Delivered to Pipelines, (or if not available, a mutually agreeable comparable publication) for deliveries of Appalachian production into DOMinion Transniission Inc.'s dry transmission system for the first of the month. The:specific posting to be used for the pricing of all production hereunder shall be that set forth under the column labeled "Index" and described as "bbtriinion Transmission fric.:.-Appah*hia", for gas produced and delivered to the designated Delivery Points."

Effective with the first day of the thirteenth full monthly production period and continuing to be in effect until the end of the twenty-fourth monthly production period and any subsequent Monthly extensions; the following pricing provisions will apply to all monthly volumes del leveled to Dominion Peoples for the meter station(s) listed in the table below:

Dominion Peoples shat pay Seller a -Monthly. Mcf price equal 'to the Dominion Peoples``

pr4e ( which currently is a Mcf price equal to 103% of the DTI Appalachian index price:mentioned above).

GPC Number(s)	Meter Station Number(s)
3065	PO 4773

2.	The Seller agreesto purchase all Meter stations listed in the table above that are still currently owned and operated by Dominion Peoples ataloticedf,$500 per meter station and to enter into a standard form Measurement Operating Agreement (MOA ) with Dominion PeopleS for he newly purchased meter stations.
3.	The term df the Agreement shall extend through the end of the twenty-fourth consecutive productiori period and renew automatically for successive additional one-month terms, upon the same terms and conditions, unless either party shall have cancelled the Agreement upon thirty days (30) written notice to the other.
4.	In all other respects, the Agreernents shall remain unchanged and in full force and effect and all the terms and conditions of the Agreement shall remain in effect, as stated in the original Agreements.

SELLER: EMPIRE ENERGY E & Ft; LLC	THE PEOPLES NATURAL GAS COMPANY

Natural Gas Contract

Confirmation Letter

Date: March 22.2007

This letter $crves to outline the terms of a purchase and sale of natural gas between Appalachian Producer Services Corporation (Buyer) of 3244 Washington Road. Suite 215. McMurray, PA 5317 and Empire Energy E&P LLC (Seiler) of Vista One Professional Building, 17 Arentzen Boulevard. Suite 203, Charleroi. PA 15022-1085 the salefpurehase is listed below under the following terms and conditions:

i 11:CPSc11,Pr: . Empire P.nergy 1.2.&P 1,1A:

Type of Transaction: i TCO pool metered production sale:

arm:	4 i April 2007 start and

' Month to Month thereafter

__. .

Contact Quantities: Approximately L500 Dth/Month

Purchase Price: Cash price to be determined in each month

Point of Delivery;

Payment: 45 days after the receipt of the monthly TCO production statement

Special Provisions: Seller responsible for any applicable pipeline gathering. processing. extraction. rctuioage. pooling fees or related expenses L charged by the pipeline.

Misc. The terms of this agreement i binding disputed in writing within 3 normal business days of receipt unless otherwic mecti

Appalae Producer runes Co

By:
Presidgra
Empire Energy E&P LLC:
Its: l'resid t

COLUMBIA GAS TRANSMISSION CORPORATION
APPALACHIAN RECEIPT

METER OPERATOR DESIGNATION

In consideration of the acceptance of gas by Columbia Gas Transmission Corporation (Columbia) and the mutual benefits to be derived, Empire Energy E&P, LLC, hereinafter "Meter Operator," warrants that it has the exclusive right and responsibility to allocate one hundred percent (100%) of the gas delivered to Columbia on behalf of all parties upstream of each receipt point identified on Schedule A, attached hereto and made a part hereof.

Meter Operator further warrants that it will hold Columbia harmless from and against any and all claims of any nature whatsoever in connection with such allocation of gas supplies at the receipt point(s) identified on Schedule A.

This Meter Operator Designation shall become effective as of the 8th day of December,2006, and shall remain in effect until Columbia is in receipt of documentation evidencing a transfer of the Meter Operator's rights and responsibilities or other notice that Meter Operator does not or may not have the rights herein warranted. Nothing contained herein shall be deemed to constitute an obligation by Columbia to accept gas into its system from any of the receipt points identified on Schedule A.

This 26th day of April________________, 2007.

Empire Energy E&P, LLC

(Comps me)

(Signature)

President

(Title)

17 Arentzen Boulevard, Suite #203_______

(Address)

Vista One Professional Building__________

(Address)

_Charleroi, PA_________________________

(Address)

724 483 2070_________________________

(Telephone)

Upon completion, this designation should be returned to:

Columbia Gas Transmission Corporation

Attention: Jackie Sydnor, Customer Services-8th floor P. 0. Box 1273

Charleston, WV 25325-1273

Phone No. 304/357-3705 / Fax No. 3041357-3527

SCHEDULE "A"

METER OPERATOR DESIGNATION

METER OPERATOR: Empire Energy E&P, LLC

CUSTOMER NO.: _011666_________

Receipt		Township/
Meter No.	Station Name	District	County	State
634563	Empire-Shannondale	Redbank	Clarion	PA

March 22, 2007

Columbia Gas Transmission

Customer Services Team 5

P.O. Box 1273

Charleston, WV 25325-1273

Fax # 304-357-3527

Customer Services Team 5:

Re: Request to Change Marketer

Please be advised that effective April 2007, Empire Energy E&P LLC has agreed to move the below listed meter's into IPP Pool 78184 controlled/owned by Appalachian Producer Services Corporation (APSC). Please add any imbalance gas that has occurred to this meter to APSC's pool.

Meter #'s: 634563

Please let me know if you have any additional questions or comments about this. Thank you for your help in this matter.

Very truly yours,

/s/Bill Waller

Bill Waller

Empire Energy E&P LLC

for complete instructions.

El TERMIND ATE • Agency- U UPDATE Existing Agency

Shipper Granting Agency Authority: Empire Energv. LLC
Contact:	Phone: 724-483-7010
Vista One Professional Building Address:	CRY: Charleroi
DUNS# customers	State: PA Zip: 15022
Signature of Authorized Company Meer:

1 * ALL EXISTING AGENCIES WILL RE TERMINATED	UNLESS OTHERWISE NOTED.
III Also continue the existing agency whir

Shipper Acting as Agent: Appalachian Producer Services Corporation
Contact: Paige Cipriani	Phone: 724-969-1685
Address: 1744 Washington Road, Suite 215	City: McMurray
DUNS # Customer #	State: un , Zip: 15317

NEW AGENCY CRITERIA (cheek ail that apply)
'Ave of Ammo,	Level of Authority
D Billing 0 Confirmations 13 Contracts 13 Contract Execution	0 View 0 Update 0 View 0 Update Cl Vim El Update 0 View 0 Update fli View 0 Update
II Gas information.	,13 View 0
Cl Gas Measurement El Imbalances	Update Ed View 0 Update
. ZI View El Update
• Meter Allocations	[View 0 Update
0 Nominations NOTE: Contract View authority	is required for Nominations

EMPIRE ENERGY LLC. - GAS PURCHASE

P. O. Box 228

HAWTHORN, PA 16230

DATE 1/20/07	PRODUCTION PERIOD 12/1/06-1/1/07	METER	READING	DIFF	AVG PRESS	MULTY	TOTAL MS	RATE PER M	AMOUNT	METER CHARGE	NET AMOUNT
	METER #1	5,963	4,194	1,769			1,769			0.00
	METER #2	19,739	19,726	13			13			(100.00)
	METER #5	71,655	70,453	1.202			1.202			0.00
	METER #7	70,563	70,543	20			20			(100.00)
	METER #8	17,444	16,391	1,053			1,053			0.00
	METER #10	15,812	15,540	272			272			(100.00)
	METER #11	3,938	3,931	7			7			(100.00)
	METER #12	21,332	20,668	664			664			0.00
							8,941	8.32	74,389.12	(400.00)	73,989.1:
2/20/07	1/1/07-2/1/07
	METER #1	7,885	5,963	1,922			1,922			0.00
	METER #2	19,742	19,739	3			3			(100.00)
	METER #5	3,513	0	3,513			3,513			0.00
	METER #7	70,572	70,563.	9			9			(100.00)
	METER #8	18,448	17,444	1,004			1,004			0.00
	METER #10	16,028	15,812	216			216			(100.00)
	METER #11	3,944	3,938	6			6			(100.00)
	METER #12	22,050	21,332	718			718			0.00
							10,967	5.84	64,047.28	(400.00)	63,647.21
3/2W07	2/1/07-3/1/07
	METER #1	8,991	7,885	1,106			1,106			0.00
	METER #2	19,743	19,742	1			1			(100.00)
	METER #5	9,599	3.513	6,086			6,086			0.00
	METER #7	70,582	70,572	10			10			(100.00)
	METER #8	19,176	18.448	728			728			0.00
	METER #10	16.212	16.028	184			184			(100.00)
	METER #11	3,952	3,944	8			8			(100.00)
	METER #12	22,514	22,050	464			464			(100.00)
							8,607	6.92	59,560.44	(500.00)	59,060.4
4r 7	3/1/07-4/1/07
	METER #1	10,877	8,991	1,886			1,886	1,886	n...55 i i i Y,9. Jo	0.00
	METER #2	19,746	19,743	3			3		[11].±,5 ;7 g _ Li...	(100.00)
	METER #5	16,577	9,599	6,978			6,978		q.9 ,25,2 tp2S. 0	0.00
	METER #7	70,587	70,582	5			5		i 7,56, (./q, '76-	(100.00)
	METER #8	20,089	19,176	913			913		7-.6b zps96 /	0.00
	METER #10—	16;345	3,952	133				3	0	(100.00)
	METER #11	3,982					117	q<j6	ggat.56	(100.00)
	METER #12	23,186	22,514	672			6720	& g,&:),	:973, 6,4	0.00

	APR 2 -3 2007						10,707	.7.55	80,837.85	(400.00)	80,437.81

05-0T-ZO0T 12:37pe From-HANLElY i BIRD	8141497073	1-644 P.006/000 F-850

Hanley & BirdInc.

Producers and Distributors of Natural Gas
August 20, 2002

Hanley & Bird, Inc. has established a new pricing structure for the purchase of natural gas.

The price will be based on the "total" amount of gas produced per month.

GROUP 1- NYMEX CLOSE PRICE (Henry Hub )

Producers that sell 150,000 cu. ft. / day or more into the Hanley & Bird, Inc. system

GROUP 2 - NYMEX CLOSE PRICE ( Henry Hub ) minus twenty-five cents. Producers that sell less than 150,000 cu. ft. / day into the Hanley & Bird, Inc. system.

The new pricing structure will start September 1, 2002.

If you have any questions regarding this matter, please contact me. Thank you.

Sincerely,
Donald R. Richards
Operations Manager

Sigel Star Route • Box 39-B • Brookville, PA 15825 • Plume: 814-849-T386 • Fax: 814-849-7373

05-01-2007 12:38m: FrartARLEY I BIRD	8140401013.1	T-644 P.001/000 F-050

GAS PURCHASE AGREEMENT	day of

AGREEMSET, Made and entered into this____________3RD JANUARY               , A.D., 19 92 , by and between D. K. GAS INC. R.D. # 1 BOX 87 MAYPORT PA 16240 hereinafter deeignated the party of the fltst part.

A N

HANLEY & BIRD, INC., A Corporation, of 28 KENNEDY STREET, P.O. BOX 376, BRADFORD, PENNSYLVANIA, 16761, Hereinafter designated the party of the second part.

WHEREAS, the first party is engaged in the business of producing natural gas, and has, holds and owns, either in fee or by leasehold, all of the natural gas in and under that certain tract of land situate, lying and being the Township of Redbank

County of Clarion              , and State of PENNSYLVANIA

bounded substantially as follows:

On the North by lands of Fiscus and Yeany

On the East by lands of       Brocious

On the South by lands of Blotzer

On the Went by lands of      R.B. Robertson ___________________ and desires to sell to the party of the second part all of the natural gas produced therefrom during the term of this contract, subject to quantity limitation, terms, conditions and price hereinafter set forth, and

WHEREAS, the party of the second part is agreeable to purchase the natural gas so produced by the party of the first part subject to quantity limination, terms, conditions and price hereinafter set forth.

NOW, THEREFORE, THIS AGREEHENT WITNESSETH, that the said party of the first part, for and in consideration of the sum of One Dollar ($1.00) in hand paid by the second party, the receipt of which is hereby acknowledged, as well as the covenants and agreements to be paid, kept and performed by the said party of the second part an hereinafter set forth, has covenanted and agreed and by these presents does covenant and agree to sell to the party of the second part in its normal condition as produded from well, or wells, all of the natural gas that first party shall produce from said tract during the term of this contract, subject to quantity limination hereinafter set forth, and deliver the sate as hereinafter specified for the sum of $2.40 (TWO DOLLARS FORTY CENTS) per thousand cubic feet meter measurement calculated on a basis of 10 ounces to the square inch above an assumed atmospheric pressure of 14.4 pounds.

IT IS MUTUALLY AGREED by and between the parties hereto that this agreement shall extend to and bind the parties hereto, their heirs, successors, administrators, executors and assigns, and the terms and conditions relating to the delivery of the natural gas, so sold, by the party of the first part, and receipt thereof by the party of the second part, under this contract are as follows:

05-07-2087 12:88p. FrorliAtiLEY I BIRD	8148497373	T-844 P.002/008 F-850

MET. the party of the first part will use ell,reasonabie efforts in the operation of the well, or wells, and make it or them produce the full volume of gas, which gas first party shall deliver into the'second party's pipe line against the varying pressures maintained therein at the second party's meter. The first party shall, at its own expense, provide the necessary drips, fittings and gathering lines from the second party's meter to insure the delivery at the meter of merchantable gas, free from water or oil, all the gas which party of the first part can produce from the well, or wells, drilled or which may be drilled on the said land during the term hereof. It is further understood that while second party agrees insofar as it can consistently do so,'having regard for its other related interest, to take all the gas from said wells, or wells, during the term of this contract at the full flow of gas from said well, or wells, into its pipe lines against the varying pressures in said lines, yet it is expressly understood and agreed that the second party may restrict the flow or discontinue the taking of gas temporarily, whin and for.suah length of time as in its judgment it is deemed expedient so to do; its judgment to be based upon consideration of market demand, its then existing pipe line facilities, the line pressure it deems necessary to maintain, and the competitive and other conditions in the various fields in which it is then purchasing or producing gas.

SECOND. It is understood and agreed that the first party is to construct the necessary line to a point that has been designated by the second party and the second party is to furnish necessary site. Any right of way or land acquisition cost will be borne by the first party.

THIRD. The gas under this contract is not to be compressed without the written consent of the second party.

FOURTH. Second party shall make settlement of all gas received under this contract on or before the twenty-fifth (25th) day of each month for all gas received during the preceding calendar month, payments for which are to be made by check drawn to the order of D. K. GAS INC. R. D. # 1, BOX 87, MAYPORT, PA 1040

FIFTH. The party of the second part agrees to furnish, set and tend the meter or meters necessary or required for the proper measurement of gas to be delivered under the terms of this agreement, and same shall be installed and maintained in such a manner that all of the gas sold and delivered hereunder shall pass through and be measured by the same. The word ''meter" as used in this contract shall cover and embrace orifice meter, proportional meter or any other measuring device Which is in general use in the natural gas business. Each of same shall be of a standard make and equipped with a recording pressure and volumetric gauge with chart. The party of the second part shall read such meter or meters, and change and remove such chatte from time to time as is required by the maker of the meter or meters installed.

SIXTH. All lines, fittings or other material furnished by either party under this contract shall remain the property of the party furnishing the same and may be removed by it at the termination of this contract.

SEVENTH. Each and every reading of the meter herein referred to shall be final and conclusive upon both parties hereto unless objections in writing shall be made by one of the parties and served upon the other with thirty (30) delve after the reading complained of has been taked, which writing shall state specifically the particulars of such objections.

05-07-200T 12:36p. From-HARRY l BIRD	6148497378	T-644 1[3].003/806 F-060

Whenever, if at any time, either party shall question the correctness of any meter used for the measurement of said gas, the second party shall have it tested at a reliable Meter manufactory or by a competent meter inspector, and the expense of making such test, including the removing and replacing of the meter when removed to be tested, shall be borne by the second party in all cases, except when the meter proven to be running not to exceed three per cent slow upon tests demanded by the first Party in which case all the expenses or making such tests shall be borne by first party.

Whenever, upon any such test, the meter shall prove to be incorrect, the readings thereof shall be corrected in accordance with such tests back to she time of the last reading thereof of which no complaint shall have been made, and the accounts of the parties hereto shall be adjusted to correspond with the correctness of the meter and payment or repayment shall be made an the readjustment of the account may require. EIGHTH. The party of the first part grants to the party of the second part such rights of entry, use and occupation of the surface of said land for the purpose of this contract as are vested in said first party, and does hereby covenant and agree to indemnify and save harmless the party of the second part of and from all suits, actions, accounts, costs, losses and expenses arising from or out of the adverse claim of any and all persons to the gas sold and delivered under this contract.

NINTH. This contract and all rights thereunder shall continue for a term of five A5) years from and after JANUARY 3, 1992 (the date gas first sold to second party); and it shall further continue in force thereafter from year to year unless cancelled and rescinded by notice given by either party to the other party thirty (30) days prior to the and of the five (5) year period, or in like manner before the expiration of any yearly period thereafter, of its intention to do so.
TENTH. The party of the first part shall pay to the party of the second part a meter charge of Thirty Five Dollars ($35.00) per month, if total production is lees than five hundred thousand (500,000) cubic feet in any production period.

ELEVENTH. It is understood by the parties that the party of the first part is not a public utility and is under no obligation to provide party of the second part of any person to whom party of the second part may deliver gas, gas from any other source.

TWELFTH. It is understood and agreed that party of the second part shall be in exclusive possession and control of any gas delivered through its pipeline and that party of the-second part shall indemnity, protect, save harmless, and undertake the defense of the party of the first part from all claims, demands, liens, Suite, recoveries, losses, costs, compensation, extensions or 'damages associated with any and all injury or damage caused or occasioned by the operation of said pipeline by party of the second part.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed the day and year first above Written.

Witness or Attests	D. GAS INC.
	By;	(Seal)
(Seal)

HANLEY & BIRD, INC.

By

05-0T-200T 12:37pm	From-HANLEY i BIRD	014640T3T3	T-644 P.004/006 F-660

EXHIBIT A

D. K. GAS INC

R.D. # 1, BOX 87

MAYPORT, PA 16240

WELL DESCRIPTIONS COVERED BY AGREEMENT

COUNTY	TOWNSHIP TAX	PLOT #	WELL PERMIT	HOUNDRIES
	MAP — NUMBER		NUMBER

05-07-2007 12:3Tps	From-HARLEY & BIRD	3146461373	T-644 P.005/006 F-650

EXHIBIT A

D. X. GAS INC.

R.D. # 1, BOX 87

MAYPORT, PA 16240

LEASE HOLDINGS COVERED BY AGREEMENT

ORIGINAL	CURRENT	TOTAL	t OF WELLS
LEASE OWNER	LEASE OWNER	ACREAGE	ON LEASE

TOTAL LEASED ACREAGE = ..4345.? TOTAL NUMBER Or WELLS= I

02/23/2007 12:29	7247832326	AMERICAN NATURAL RES	PAGE 02

SNYDER BROTHERS, INC. P•Citt3ou1422 •

Kittansing, PA 18201

Pti: 724448-8401

FIX 724-545-8243

Signature:	Daft:

PRICE LOCK-IN CONFIRMATION

Customer Information

Company Name:	American Natural Resources, U.0	Snyder a Sale	Snyder ☒ Purchase
Contact Name:	BIll Waller	FAX #: 724-483-2270	

ffet kaltitir 21,774r

Term of Contract:	8/01/07 — 7/31/09	Contract Number:	
Volume:	Approximately 20,000 MU% per month		
Price:	NYMEX LDS $ $0.37 per MCF		
Delivery Point	Dominion Peoples		

Lock-in Information

Term at Lock-in:	8/01/01— 7/31/09	
Volume:	15,000 MCP, per	
Lock-In Price:	month $8.08 per MCF	Lodc-in Date: 2/16/07.
Add-On 111..ce:	$0.37 per MCF	
tottil Price:	141.45 per MCF

TERM PURCHASE

GAS CONTRACT

EXHIBIT A

This Exhibit shall constitute a Contract between:

SELLER: AMERICAN NATURAL RESOURCES, LLC

BUYER:        SNYDER BROTHERS, INC.

August 1, 2007 — July 31, 2009

Approximately 20,000 MCF/Month

NYMEX LDS + $0.37/MCF

Meter No.: 10970 (Shulick, Bakerton & Crimaldi) Cambria County, PA

Dominion Peoples (Peoples Natural Gas)

Buyer shall pay Seller five (5) business days after Buyer receives full payment from its Purchaser.

1	Term	SELLER
2	Quantity:	AMERICAN NATURAL RESOURCES,
3	Price:	LLC 17 Arentzen
4	Delivery Point	Boulevard, Suite 203 Vista
5	Receiving P/L (LDC):	One Professional
6	Payment:	Building Charleroi, PA

15022-1085

PH:         (724) 483-2070

FAX: (724) 483-2270

BUYER

DATE:		SNYDER BROTHERS, INC.
TITLE	President	P. O. Box 1022 DATE:
Kittanning, PA 16201
PH: (724) 548-8101
FAX: (724) 545-8243

SNYDER BROTHERS, INC.	P.O. Box 1022 Kittanning, PA 16201 Ph: 724-548-8101 Fax: 724-545-8243

PRICE LOCK-IN CONFIRMATION

Signature:	Date:

METERED PRODUCTION (Local)

GAS PURCHASE CONTRACT

GENERAL TERMS & CONDITIONS

ARTICLE I — DEFINITIONS

Except where the context otherwise indicates another meaning or intent, the following terms are intended and shall be construed to have meanings as follows:

1.1	The term "gas" shall mean natural gas of pipeline quality.
1.2	The term "dekatherm" or "Dth" shall mean a quantity of natural gas that contains a gross heating value of 1,000,000 Btu's.
1.3	The term "MCF" shall mean 1,000 cubic feet of gas.
1.4	The term "Transporting and Receiving Pipeline(s)" shall mean the interstate pipeline(s), intrastate pipeline(s), and/or local distribution companies through which gas sold hereunder is transported as identified in the Exhibit "A" hereto.
1.5	The term "Nominated Quantity" shall mean the quantity of gas nominated on a daily basis during each Nominating Period.
1.6	The term "Nominating Period" shall mean a period of one (1) calendar month, unless otherwise agreed, the first such period beginning on or about the date specified on the Exhibit(s) hereto.

ARTICLE II — QUANTITY

2.1	BUYER RESERVES THE RIGHT TO REDUCE OR ELIMINATE ITS TAKES OF SELLER'S GAS FROM MARCH through SEPTEMBER production months). In the event Buyer nominates less than full production from Seller's dedicated wells, Buyer will notify Seller by the fifteenth day of each calendar month of the Nomination Quantity Buyer will purchase from Seller during the succeeding Nominating Period. Regulation of gas production will be the responsibility of Seller. As between Buyer and Seller, any penalties imposed for imbalances between Seller's production and the usage by Buyer's Customers shall be borne by Seller if the imbalance is due to Seller's failure to reduce its production as requested by Buyer.

(a)	If requested by Buyer, Seller shall provide Buyer by telephone with periodic readings of the volumes of gas produced from the dedicated wells. Buyer shall use this information to track the supply/demand balance and as the basis for Nominated Quantity revisions.
2.2	Wells dedicated to this Contract shall be those initially agreed upon by Buyer and Seller and listed on Exhibit "A" hereto, or subsequently added to this Contract in a writing signed by both parties.
2.3	It is expressly understood that nothing herein shall obligate Buyer to purchase any minimum quantity of gas from Seller or bear any liability to pay for same if available but not taken by Buyer. Seller recognizes that Buyer will not grant preference to gas nominated hereunder over other supplies available to Buyer.

ARTICLE III — DELIVERY

3.1	For purposes of this Contract, the "Delivery Point(s)" for Seller's gas shall be as specified on Exhibit "A" hereto. Title to the gas shall pass to Buyer at the Delivery Point(s).
3.2	The gas delivered shall be of a quality acceptable to the Transporting and Receiving Pipeline(s).
3.3	As between the parties hereto, Seller shall be in control and possession of the gas and responsible for any injuries, claims, liabilities, or damages caused thereby until the gas shall have been delivered to Delivery Point(s), and after such delivery as between Buyer and Seller, Buyer shall be deemed to be in possession and control thereof and responsible for any injuries, claims, liabilities, or damages caused thereby. The party in possession of the gas shall indemnify the non-possessing party for any injuries, claims, liabilities, or damages occurring while the gas is in the former party's possession, except for any liabilities incurred due to the non-possessing party's negligence, willful acts or omissions.

Unless otherwise specified herein or in the Exhibit "A" hereto, Seller shall be responsible for any and all transportation costs incurred to deliver the gas to the Delivery Point(s). Buyer shall be responsible for any and all transportation costs incurred to deliver the gas from the Delivery Point(s) to Buyer's customers.

ARTICLE IV — PRICE

4.1	(a) For all gas delivered in accordance with the terms hereof, the price shall be specified in the Exhibit "A" hereto.
(b)	Such price shall be inclusive of and be deemed to reimburse Seller for severance taxes, gathering, compression, and any other production-related services performed hereunder. Any sales, usage or other taxes, assessments or fees (including gathering, compression, or processing fees and/or shrinkage) that are levied on Buyer shall be withheld from payment to Seller.
4.2	Buyer shall make payment to Seller on or about seventy-five (75) days after the production month.

ARTICLE V — MEASUREMENT

5.1	All gas delivered by Seller to Buyer shall be measured in dekatherms at the Delivery Point(s) by the Transporting Pipeline.

ARTICLE VI —WARRANTIES AND DISCLAIMERS

6.1	Seller hereby warrants title to all gas delivered by Seller to Buyer hereunder, the right to sell the same, and that it is free from all liens and adverse claims of any and all persons. Seller agrees to indemnify, defend, and save Buyer harmless against all suits, actions, debts, account, damages, costs, losses, and expenses, including attorneys' fees, arising from or out of breach of this warranty.
6.2	Seller agrees to pay or cause to be paid all production and like taxes or assessments levied on the gas delivered hereunder to Buyer and to pay or cause to be paid to the parties entitled thereto all royalties, overriding royalties or like charges against said gas or the value thereof.

ARTICLE VII — TERM

7.1	The initial term of this Contract shall be as specified in the Exhibit "A" hereto. At the end of said initial period, this Contract shall be extended for successive one (1) month periods at the price determined by Buyer until either party gives the other party thirty (30) days notice of Contract termination. It is understood that this Contract is subject to termination at any time in the event that the Federal, State or other governmental authorities required to carry out this Contract are withdrawn, revoked, changed, or modified in a manner unfavorable or unacceptable to Buyer and Seller.

ARTICLE VIII — FORCE MAJEURE

8.1	Neither of the parties shall be responsible for any losses of the other party to the extent that such losses result from the non-performance or delay in the performance of terms or provisions of this Contract provided that such non-performance or delay in performance is caused by compliance with any law, order or regulation, whether valid or invalid, of any governmental authority or of any person proposing to act therefore, or by an act or condition not within the control of the party and which by the exercise of reasonable diligence the party is unable to prevent, including but not limited to revolutions or other disorders, wars, acts of enemies, embargoes or other import and export restrictions, strikes, lockouts or other industrial disturbances, fires, storms, floods, acts of God, explosions, equipment failures, or inability to obtain equipment, materials or fuel, or inability to obtain transportation for the gas. It is agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the affected party and that party shall not be required to make settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the party.
8.2	If either party is unable to fulfill the terms and conditions of this Contract by result of any such cause as herein provided, that party shall give the other party notice confirmed in writing, as soon as possible after the occurrence of the cause relied on, setting forth the full particulars in connection therewith, and deliveries of gas shall be suspended during the continuance of any inability so caused but for no longer period, and such cause, so far as possible, shall be remedied with all reasonable dispatch. If deliveries of gas to Buyer are suspended for reasons within the scope of Article VIII, Buyer shall have the right to enter into contracts of reasonable duration under the circumstances as perceived by Buyer for the purchase and supply of gas with alternative suppliers. Similarly, if acceptance of gas by Buyer is suspended for any reason within the scope of Article VIII, Seller shall have the right to enter into contracts of reasonable duration under the circumstances as perceived by Seller for the sale and supply of gas to alternative purchasers.

ARTICLE IX — NOTICES

9.1	Any notices, requests or demands (other than normal billing statements) provided for in the Contract shall be in writing and sent to the parties to this Contract at the following addresses specified on the Exhibit "A" hereto.

ARTICLE X — DEFAULT

10.1	In the event that either party shall fail to perform any of its material obligations under this Contract (except as set forth in the force majeure clause), and if the defaulting party does not commence to remedy such failure within five (5) days after notice thereof has been given by the nondefaulting party to the defaulting party, or thereafter fails to proceed to remedy such default, then the Contract and all of the provisions may be terminated or suspended forthwith by the nondefaulting party by written notice to the defaulting party; provided, however, that any such termination or suspension by the nondefaulting party shall be in addition to and not in lieu of any other legal or equitable remedy which may be available to it because of any default of the defaulting party.
10.2	Notwithstanding any other provision of this Contract, no waiver by either party of any breach of any of the covenants contained in this Contract to be performed by the other party shall be construed as a waiver of any other covenant or condition of this Contract.

ARTICLE XI — MISCELLANEOUS PROVISIONS

11.1	In the event that either party shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for the appointment of a receiver or any trustee for a substantial part of its assets, or shall commence proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there shall have been filed any such petition or application or any such proceeding shall have been commenced against either party, then the other party shall have the right to terminate the Contract.
11.2	(a)	It is understood and agreed that Seller is not a party to Buyer's Customers. Buyer may at its sole discretion amend or cancel existing agreements or enter into new agreements without informing, consulting or receiving approval from Seller.
11.3	The sale of gas hereunder shall be deemed to have occurred within and be governed by the laws of the Commonwealth of Pennsylvania. This contract shall be binding upon the parties, their successors or assigns.

Schedule 4.42 Deposit Accounts

Empire Energy E&P LLC	Acct#	National City Bank , Belle Vernon

Distribution Account

Empire Energy LLC	Acct#	National City Bank

Main Account

Empire Drilling&Field Services LLC	Acct#	National City

Empire Energy E&P LLC	Acct#	S&T Bank

ACORD

# EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 1/16/2008

PROPERTY INFORMATION

**THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE OF PROPERTY INSURANCE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.**

**AGENCY** — Phone (A/C, No, Ext): (716) 763-7100

L. J. Stein and Company, Inc.
71 E. Fairmount Ave.

FAX (A/C, No): (716) 763-720 — E-MAIL ADDRESS: judy@ljstein.com

CODE: — SUB CODE:

AGENCY CUSTOMER ID #: 00000288

**COMPANY**

Travelers Property Casualty Co. of America

**INSURED**

LOAN NUMBER:

POLICY NUMBER: QT-660-174D4877-TIL-07

EFFECTIVE DATE: 11/1/2007 — EXPIRATION DATE: 11/1/2008 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED

THIS REPLACES PRIOR EVIDENCE DATED:

**LOCATION/DESCRIPTION**

Loc. 1: 17 Arentzen Blvd., Charleroi, PA
Loc. 2: 3809 Cherry Alley, Hawthorne, PA

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OR ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

**COVERAGE INFORMATION**

| COVERAGE/PERILS/FORMS | AMOUNT OF INSURANCE | DEDUCTIBLE |
|---|---|---|
| Location 1 - Business Personal Property | $25,000 | 500 |
| Location 2 - Building 1 | $54,000 | 500 |
| Location 2 - Business Personal Property | $20,000 | 500 |
| Location 2 - Building 2 | $54,000 | 500 |
| Special Form, Replacement Cost | | |
| 80% Coinsurance | | |

**REMARKS (Including Special Conditions)**

**CANCELLATION**

**SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE ADDITIONAL INTEREST NAMED BELOW, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.**

**ADDITIONAL INTEREST**

Macquarie Bank Limited
No. 1 Martin Place
Sydney, NSW, 2000

[X] MORTGAGEE — LOSS PAYEE — ☐ ADDITIONAL INSURED

LOAN #

AUTHORIZED REPRESENTATIVE: David Stein/JUDY

ACORD 27 (2006107)
1NS027 (200607)a

ACORD CORPORATION 1993-2006. All rights reserved
The ACORD name and logo are registered marks of ACORD

**ACORD** | **CERTIFICATE OF LIABILITY INSURANCE** | DATE (MM/DD/YYYY) 1/16/2008

PRODUCER (716) 763-7100 FAX: (716) 763-7200
L. J. Stein and Company, Inc.
71 E. Fairmount Ave.

Lakewood NY 14750

**THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.**

INSURED
Empire Energy E&P, LLC
17 Arentzen Boulevard

Charleroi PA 15022

| INSURERS AFFORDING COVERAGE | NAIC # |
|---|---|
| INSURER A: ACE American Insurance | 22667 |
| INSURER B: Ace Property and Casualty | 20699 |
| INSURER C: | |
| INSURER D: | |
| INSURER E: | |

## COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

| INSR LTR | ADD'L INSRD | TYPE OF INSURANCE | POLICY NUMBER | POLICY EFFECTIVE DATE (MM/DD/YY) | POLICY EXPIRATION DATE (MM/DD/YY) | LIMITS | |
|---|---|---|---|---|---|---|---|
| A | | GENERAL LIABILITY<br>X COMMERCIAL GENERAL<br>CLAIMS MADE X OCCUR<br>GEN'L AGGREGATE LIMIT APPLIES PER: POLICY n PRO- CT fl JE LOC )71 | PMG G23869755 | 12/8/2007 | 12/8/2008 | EACH OCCURRENCE | $ 1,000,000 |
| | | | | | | DAMAGE TO RENTED PREMISES (Ea occurrence) | $ 100,000 |
| | | | | | | MED EXP (Any one person) | $ 10,000 |
| | | | | | | PERSONAL & ADV INJURY | $ 1,000,000 |
| | | | | | | GENERAL AGGREGATE | $ 2,000,000 |
| | | | | | | PRODUCTS - COMP/OP AGG | $ 2,000,000 |
| B | | AUTOMOBILE LIABILITY<br>X ANY AUTO<br>ALL OWNED AUTOS<br>SCHEDULED AUTOS<br>HIRED AUTOS<br>NON-OWNED AUTOS | PMU H08302017 | 12/8/2007 | 12/8/2008 | COMBINED SINGLE LIMIT (Ea accident) | $ 1,000,000 |
| | | | | | | BODILY INJURY (Per person) | $ |
| | | | | | | BODILY INJURY (Per accident) | $ |
| | | | | | | PROPERTY DAMAGE (Per accident) | $ |
| | | GARAGE LIABILITY<br>ANY AUTO | | | | AUTO ONLY - EA ACCIDENT | $ |
| | | | | | | OTHER THAN EA ACC AUTO ONLY: AGG | $ $ |
| A | | EXCESS/UMBRELLA LIABILITY<br>MADE<br>DEDUCTIBLE<br>X RETENTION $ 10,000 | XOO 023869767 | 12/8/2007 | 12/8/2008 | EACH OCCURRENCE | $ 2,000,000 |
| | | | | | | AGGREGATE | $ |
| | | | | | | | $ |
| | | | | | | | $ |
| | | | | | | | $ |
| A | | WORKERS COMPENSATION AND EMPLOYERS' LIABILITY<br>ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?<br>If yes, describe under SPECIAL PROVISIONS below | NWC 045472012 | 12/8/2007 | 12/8/2008 | WC STATU-TORY LIMITS / OTH-ER | |
| | | | | | | E.L. EACH ACCIDENT | $ 1,000,000 |
| | | | | | | E.L. DISEASE - EA EMPLOYEE | $ 1,000,000 |
| | | | | | | E.L. DISEASE - POLICY LIMIT | $ 1,000,000 |
| | | OTHER | | | | | |

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
The Certificate Holder is an additional insured where required by contract with insured.

## CERTIFICATE HOLDER

Macquarie Bank Limited
No. 1 Martin Place
Sydney, NSW, 2000

## CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
David Stein/JUDY /s/David Stein

ACORD 25 (2001/08)
©ACORD CORPORATION 1988

## IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be *endorsed.* A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

## DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

**AGORA 25 (2001108)**
**I NS025** (0108).08a
Page 2 of 2

Chubb Commercial Excess And Umbrella Insurance

Schedule Of Underlying Insurance

Effective date:	DECEMBER 8, 2006

Policy Number:	7983-36-80 DTO

Insured:	EMPIRE ENERGY E&P, LLC

Description	Limits

Employers Liability

Insurer:	ROCKWOOD CASUALTY	Coverage B - Employer's Liability
	INSURANCE COMPANY	Bodily Injury By Accident
		$1,000,000.	Each Accident
Policy No.:	TBD	Bodily Injury By Disease
Policy Period:	12/08/2006	$1,000,000.	Policy Limit
to:	12/08/2007	$1,000,000.	Each Employee

Commercial General Liability

Insurer:	FEDERAL INSURANCE	$1,000,000.	Each Occurrence
	COMPANY	$2,000,000.	General Aggregate
Policy No.:	3711-28-24	$1,000,000.	Products/Completed
Policy Period:	12/08/2006		Operations Aggregate
to:	12/08/2007	$1,000,000.	Personal and Advertising
			Injury (aggregate when
			applicable)

Includes all Premises and Operations of the Insured

Automobile Liability

Insurer:	ROCKWOOD CASUALTY	$1,000,000.	Each Accident
	INSURANCE COMPANY	or
Bodily Injury By Disease
Policy No.:	7354-47-41		Each Person
Policy Period:	12/08/2006		Each Accident
to:	12/08/2007	Property Damage Liability
Each Accident

Includes all owned, non-owned and hired cars

Chubb Commercial Excess And Umbrella Insurance		continued
Form 07-02-0922 (Rev. 7-01)	Schedule of Underlying Insurance	Page 1

Chubb Commercial Excess And Umbrella Insurance

Schedule Of Underlying Insurance

Effective date:	DECEMBER 8, 2006

Policy Number:	7983-36-80 DTO

Insured:	EMPIRE ENERGY E&P, LLC

Description	Limits

Employers Liability

Insurer:	FEDERAL INSURANCE	$1,000,000.	Each Accident
	COMPANY		Incident
Policy No.:	3731-13-71	$1,000,000.	Aggregate
Policy Period:	12/08/2006
to:	12/08/2007

Claims Made:
Retroactive Date	12/08/2006

Authorization	All other terms and conditions remain unchanged.

Authorized Representative
January 22, 2007

Chubb Commercial Excess And Umbrella Insurance		last page
Form 07-02-0922 (Rev. 7-01)	Schedule of Underlying Insurance	Page 2

Chubb Commercial Excess And Umbrella Insurance
Premium Bill

Policy Period	DECEMBER 08, 2006 to DECEMBER 08, 2007

Effective Date	December 8, 2006

Policy Number	7983-36-80 DTO

Insured	EMPIRE ENERGY E&P, LLC

Name of Company	FEDERAL INSURANCE COMPANY

Date Issued	January 22, 2007

Producer	L. J. STEIN & COMPANY INC.

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY

Please Send Payment To Agent Or Broker

Coverage	Premium

COMMERCIAL UMBRELLA POLICE	$13,878.00

Total	$13,878.00

Portion of total premium attributable for Terrorism and statutory standard fire
where applicable is $          EXCLUDED

When sending payment please indicate policy or certificate number.

Note: Please return this bill with payment and include any additional changes

Chubb Commercial Excess And Umbrella Insurance		last page
Form 07-10-0345 (Rev. 7-01)	Premium Bill	Page 1

Pollution Liability Insurance
With On-Site-Clean-Up-Costs

Declarations

Chubb Group of Insurance
Companies 15 Mountain View Road
Warren, NJ 07059
Named Insured and Mailing Address
Policy Number 3731-13-71 DTO
EMPIRE ENERGY E&P,
LLC 17 ARENTZEN	Effective Date DECEMBER 8, 2006
BOULEVARD CHARLEROI,
PA 15022
Issued by the stock insurance company
indicated below, herein called the company.

FEDERAL INSURANCE COMPANY

Producer No. 0064449	Incorporated under the laws of
INDIANA

Producer	L. J. STEIN & COMPANY INC.
71 E. FAIRMOUNT AVENUE
LAKEWOOD, NY 14750-0000

Policy Period

From: DECEMBER 8, 2006	To: DECEMBER 8, 2007
at 12:01 A.M. standard time at the Named Insured's mailing address shown above.

Retroactive Date:.. DECEMBER 8, 2006

THIS IS A CLAIMS MADE POLICY. Except as otherwise provided it applies only to cla sn made against the insured during the policy period. Please read carefully.

Limits Of Insurance

$ 1,000,000	Each Pollution Incident Limit
$ 1,000,000	Aggregate Limit
$ 1,000,000	On-site Pollution Incident Aggregate Limit

Deductible

$ 10,000	Each Pollution Incident
$ 10,000	Each On-site Pollution Incident

Premium

$ 3,500

Pollution Liability Insurance
With On-Site Clean-up Costs		continued
Form 42-02-0501 (Ed. 12-97)	Declarations	Page 1

Pollution insurance

Schedule of Forms

Policy Period	DECEMBER 8, 2006 TO DECEMBER 8, 2007

Effective Date	DECEMBER 8, 2006

Policy Number	3731-13-71 DTO

Insured	EMPIRE ENERGY E&P, LLC

Name of Company	FEDERAL INSURANCE COMPANY

Date Issued	JANUARY 17, 2007

The following is a schedule of forms issued as of the date shown above:

Form Number	Edition Date	Form Name	Effective Date	Date Issued
42-02-0038	8-89	NAMED INSUREDS	12/08/06	01/17/07
42-02-0501	12-97	DEC-POLL LIAB INS W/ON-SITE CLEANUP-FEDERAL	12/08/06	01/17/07
42-02-0506	12-97	CONTRACT-POLL LIAB INS W/ON-SITE CLEANUP	12/08/06	01/17/07
42-02-0507	12-97	POLL LIAB W/ON-SITE CLEANUP-LEASE OPERATOR	12/08/06	01/17/07
42-02-0508	12-97	POLL LIAB W/ON-SITE CLEANUP-LSE OP-LTD CONTRA	12/08/06	01/17/07
42-02-0511	12-97	POLL LIAB W/ON-SITE CLEANUP-EXCL-WATER OPS	12/08/06	01/17/07
42-02-0585	3-98	POLL LIAB W/ON-SITE CLEANUP-NON-OP WORK INT	12/08/06	01/17/07
42-02-1867	1-03	EXCLUSION OF CERTIFIED ACTS OF TERRORISM	12/08/06	01/17/07

last page
Form 80-02-6999 (ED. 6-95)	Schedule of Forms	Page 1

Chubb Group of Insurance Companies	COMMERCIAL AUTO
15 mountain view Road Warren, NJ 97059

Federal Insurance Company

Incorporated under the laws of Indiana

BUSINESS AUTO DECLARATIONS

POLICY NO.: (06)7354-47-41

Producer
L. J. STEIN & COMPANY INC.

ITEM ONE
NAMED INSURED:	EMPIRE ENERGY E&P , LLC
17 ARENTZEN BOULEVARD
MAILING ADDRESS:	CHARLEROI PA 15022

POLICY PERIOD:	From 12-08-2006 to 12-08-2007 at 12:01 A.M. Standard Time at your mailing address shown above.

PREVIOUS POLICY NUMBER:	NEW

FORM OF BUSINESS:

☒	CORPORATION	☒	LIMITED LIABILITY COMPANY	☐	INDIVIDUAL
☐	PARTNERSHIP	☐	OTHER _________________

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY,

WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.

Premium shown is payable at inception:	$18,440	☒	Reduced to $17,274

AUDIT PERIOD (IF APPLICABLE)	☒	ANNUALLY	☐	SEMI- ANNUALLY	☐	QUARTERLY	☐	MONTHLY

ENDORSEMENTS ATTACHED TO THIS POLICY:

IL 00 17 –Common Policy Conditions (IL 01 46 in Washington)

IL 00 21 –Broad Form Nuclear Exclusion (Not Applicable in New York)

SEE SCHEDULE OF FORMS AND ENDORSEMENTS

COUNTERSIGNED:		BY
	(Date)		(Authorized Representative)

NOTE

OFFICERS' FACSIMILE SIGNATURES MAY BE INSERTED HERE, ON THE POLICY COVER OR ELSEWHERE AT THE COMPANY'S OPTION.

16-02-0214 (REV.4/06)	Page 1

TRAVELERS	One Tower Square, Hartford, Connecticut 06183

COMMERCIAL INLAND MARINE
COMMON POLICY DECLARATIONS
ISSUE DATE: 01/09/07

POLICY NUMBER: QT-660-174D4877-TIL-06

INSURING COMPANY:

TRAVELERS PROPERTY CASUALTY COMPANY OF AMERICA

1.	NAMED INSURED AND MAILING ADDRESS:
EMPIRE ENERGY USA LLC
17 ARENTZEN BLVD
CHARLEROI, PA 15022

2.	POLICY PERIOD: From 11/01/06 to 11/01/07 12:01 A.M. Standard Time at

3.	LOCATIONS	your mailing address.

Premises Bldg.
Loc. No. No. Occupancy	Address

SEE IL TO 03

4.	COVERAGE PARTS FORMING PART OF THIS POLICY AND INSURING COMPANIES:

COMMERCIAL PROPERTY COV PART DECLARATIONS	CP TO 11 01 03 TIL
COMMERCIAL INLAND MARINE COV PART DECLARATIONS	CM TO 01 07 86 TIL

5.	NUMBERS OF FORMS AND ENDORSEMENTS

FORMING A PART OF THIS POLICY: SEE IL T8 01 10 93

6.	SUPPLEMENTAL POLICIES: Each of the following is a separate policy containing its complete provisions:

Policy	Policy No.	Insuring Company

DIRECT BILL
7.	PREMIUM SUMMARY:
	Provisional Premium	$ 11,811
	Due at Inception	$
	Due at Each	$

NAME AND ADDRESS OF AGENT OR BROKER:	COUNTERSIGNED BY:
L U STEIN CO INC (XK478)
71 E. FAIRMOUNT AVE
LAKEWOOD, NY 14750	Authorized Representative

DATE:___________

IL TO 02 11 89	PAGE 1 OF 1
OFFICE: SYRACUSE

TRAVELERS	Inland Marine

Account Name:	Empire Energy USA, LLC
Policy Term:	121211106 -12=07

Contractors Equipment	Limit	Rate	Deductible	Premium

Listed Items	$866,945	$0.900	see below	$7,803
Unlisted Items	$200,000	$0.900	see below	$1,800
Maximum any one unlisted item	$0			Included
Leased/Rented Any One Item (Flat)	$200,000	CHRG	see below	$750

Coverage Extensions
Newly Acquired Contractors Equipment	$250,000		see below
Replacement Items
Rental Cost - Per Item	$5,000		24 hours
Loss to Any One Replacement Item	$10,000		see below

Maximum Amount of Payment Any
One Occurrence	$9,266,945

Reporting and Premiums:	Reporting basis, If checked

a.	Deposit Premium
	listed/Unlisted	NA
	Leased & Rented	NA

b.	Minimum Premium	NA

c.	Reporting Period	Annual

d.	Premium Adjustment Period	Annual

e.	Premium Base
	Listed/Unlisted (Reported Values)	$0
	Leased & Rented (Expenditures)	$0

f.	Adjustment Rates (per $100)
	Listed/Unlisted	NA
	Leased & Rented	NA

Valuation & Coinsurance

Actual Cash Value

80% Coinsurance Clause

Special Conditions
1 Leased/Rented premium is minimum earned deposit.
2 Limits based on schedule provided in Application
3 $5,000 Deductible applies to Drill Rigs; $1,000 to all other equipment

205 All Other

	Totals:	$10,353

1/4/2007	Visit us at: www.inlandmarineexperts.com

**TRAVELERS**

| | |
|---|---|
| Account Name: | Empire Energy USA, LLC |
| Policy Term: | 12/28/06 - 12/28/07 |

## Omni Property

| Location/Building(s): | Building Limit | Personal Property Limit | Business Income (Incl EE) | Premium |
|---|---|---|---|---|
| 1-1 3809 Cherry Alley, Hawthorn PA | $ 54,000 | $ 20,000 | $ - | $ 761 |
| 1-2 3809 Cherry Alley, Hawthorn, PA | $ 54,000 | $ - | $ - | $ 327 |
| ~~2-1 RW Route 543, Mayport, PA~~ | ~~$ 80,000~~ | ~~$ 10,000~~ | ~~$ -~~ | ~~$ 370~~ |

Removed

| Optional Coverages | Limit | | Premium |
|---|---|---|---|
| Equipment Breakdown | Full Policy Limit | | Not Covered |
| a. Ammonia Contamination Limitation | $ 25,000 | | |
| b. Expediting Expense Coverage | $ 25,000 | | |
| c. Hazardous Substance Limitation | $ 25,000 | | |
| d. Spoilage Coverage Extension (if BPP is covered) | $ 25,000 | | |
| Crime | Not Covered | | Not Covered |
| Earthquake | Not Covered | per occurrence / annual aggregate | Not Covered |
| Flood | Not Covered | per occurrence / annual aggregate | Not Covered |

| Deductible | |
|---|---|
| Omni | $ 500 |
| Equipment Breakdown | NA |
| Business Interruption | 72 hours |
| Crime | Not Covered |
| Earthquake | Not Covered |
| Flood | Not Covered |

**Valuation**

Actual Cash Value

**Coinsurance**

80%

**Special Conditions**

1 Attachment of CP T3 69 04 02 - Electronic Vandalism Limitation Endt. (ID, LA, MS, WA, HI, VT, D.C.)
2 Attachment of CP T3 68 01 03 - Fungus, Rot, Bacteria and Other Causes of Loss Changes Endt.
(Except for AK, NY, DC, HI, LA, MS, VT, WA) (Use for CA effective 6/1/05 and ID effective 7/1/05)
Attachment of CP T3 68 04 02 - Fungus, Rot, Bacteria and Other Causes of Loss Changes Endt.
(Use for DC, HI, LA, MS, VT) (Use for CA prior to 6/1/05 and ID prior to 7/1/05)
Attachment of CP T9 35 07 05 - Fungus, Rot, Bacteria and Other Causes of Loss Changes Endt. (WA Only)

Property

**Total Premium** $ 1,458

1/4/2007

Visit us at: www.inlandmarineexperts.com

CHANGE EFFECTIVE DATE: 11-01-06
CHANGE ENDORSEMENT NUMBER: 0001

TRAVELERS

440 S WARREN ST	STE 300
SYRACUSE NY	13202	LENDER'S CERTIFICATE OF
		INSURANCE–FORM A
		Issue Date: 01-31-07

1.	CERTIFICATE HOLDER:	Policy Number: QT-660-174D4877-TIL-06

DK GAS, INC. PO
BOX 228
HAWTHORN PA 16230

2.	NAMED INSURED:

EMPIRE ENERGY USA LLC
17 ARENTZEN BLVD

CHARLEROI	PA 15022

3.	CERTIFICATION - We certify that we have issued the policy to the Named Insured for the policy period as identified In this Certificate. Notwithstanding any requirements, terms or conditions of any contract or other document with respect to which this Certificate may be issued, the insurance is that which we customarily provide for the coverage indicated in item 6. below. This Certificate is issued as a matter of information only and does not amend, extend or alter the coverage afforded by the policy.

4.	POLICY PERIOD: 11-01-06 to 11-01-07

5.	INSURING COMPANY: TRAVELERS PROPERTY CASUALTY COMPANY OF AMERICA

6.	INSURANCE

Buildings or Personal Property - The policy names the Certificate Holder as a Loss Payee, according to its Loss Payable Provisions (copy attached), for the property described below:

Loc. No.	Bldg. No.	Description of Property	Limit of Insurance	Ded.

1	1	PROPERTY	$192,000	$500

Coverage - Covered Causes of Loss: _____Basic Form _____ Broad Form  ☒   Special Form

_____Deluxe Property Form

7.	SPECIAL PROVISIONS (if any):

IL TO 10 04 94	Page 1 of 2

CHANGE EFFECTIVE DATE: 11-01-06
CHANGE ENDORSEMENT NUMBER: 0001

8.	NOTICE OF CANCELLATION — If we elect to cancel the policy or the Coverage Part which applies to the property described in Item 6. of this Certificate, we will mail to the Certificate Holder written notice at least 10 days before the date our cancellation takes effect. If more than 10 days notice to the Certificate Holder is provided in this Certificate or is required by law, we will mail written notice according to such provision or requirement.

9.	DEFINITIONS — As defined in the policy, the words "we," "us" and "our" refer to the Company providing this insurance. The words "you" and "your' refer to the Named Insured shown in the Declarations of the policy.

By:	/s/Jane H. Reese
Signature of Authorized Representative

IL TO 10 04 94	Page 2 of 2

# *ACORD* CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 8/28/2007

| | |
|---|---|
| PRIMMER ( 716) 763-7100 FAX: (716) 763-7200<br>L. J. Stein and Company, Inn. 71 E. Fairmount Ave.<br><br>Lakewood NY 14750 | THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. TFRS CERTIFICATE DOES NOT MEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. |

| INSURED | INSURERS AFFORDING COVERAGE | NAIC * |
|---|---|---|
| Empire Energy E&P, LLC 17 | INSURER k_ Federal Insurance Company | 20281 |
| Arentzen Boulevard | INSURER Et | |
| | INSURER C: | |
| | INSURER a | |
| Charleroi PA 15022 | INSURER E | |

**COVERAGES**

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DECRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

| INSR LTR | ADD'L INSRD | TYPE OF INSURANCE | POLICY NUMBER | POLICY EFFECTIVE DATE (MM/DD/YY) | POLICY EXPIRATION DATE (MM/DD/YY) | LIMITS | |
|---|---|---|---|---|---|---|---|
| A | | GENERAL LIABILITY<br>X COMMERCIAL GENERAL LIABILITY<br>CLAIMS MADE [X] OCCUR<br>GERI AGGREGATE LIMIT APPLIES PER<br>X POLICY PROJECT | 37112824 | 12/8/2006 | 12/8/2007 | EACH OCCURRENCE | $ 1,000,000 |
| | | | | | | DAMAGE TO RENTED PREMISES (Ea occurrence) | $ 1,000,000 |
| | | | | | | MED EXP (Any one person) | $ 10,000 |
| | | | | | | PERSONAL & ADV INJURY | $ 1,000,000 |
| | | | | | | GENERAL AGGREGATE | $ 2,000,000 |
| | | | | | | PRODUCTS - COIAPIOP AGG | $ 1,000,000 |
| | | | | | | Employee Benefits L | $ 1,000,000 |
| A | | AUTOMOBILE LIABILITY<br>X ANY AUTO<br>ALL OWNED AUTOS<br>SCHEDULED AUTOS<br>HIRED AUTOS<br>NON-OWNED AUTOS | 73544741 | 12/8/2006 | 12/8/2007 | COMBINED SINGLE LIMIT (Ea Accident) | $ 1,000,000 |
| | | | | | | BODILY INJURY (Per person) | $ |
| | | | | | | BODILY INJURY (Per Accident) | $ |
| | | | | | | PROPERTY DAMAGE (Per accident) | $ |
| | | GARAGE LIABILITY<br>ANY AUTO | | | | AUTO ONLY - EA ACCIDENT | $ |
| | | | | | | OTHER THAN AUTO ONLY: EA ACC | $ |
| | | | | | | AGG | $ |
| A | | EXCESS/UMBRELLA LIABILITY<br>I OCCUR X CLAIMS MADE<br>DEDUCTIBLE<br>X RETENTION $ 10 , 000 | 79833680 | 12/8/2006 | 12/8/2007. | EACH OCCURRENCE | $ 2,000,000 |
| | | | | | | AGGREGATE | $ 2,000,000 |
| | | WORKERS COMPENSATION AND EMPLOYERS' LIABILITY<br>ANY PROPRIETOR/PARTNER/EXECUTVE OFFICER/MEMBER EXCLUDED?<br>If yes, describe under SPECIAL PROVISIONS below | | | | WC STATU-TORY LIMITS / OTH-ER | |
| | | | | | | EL EACH ACCIDENT | $ |
| | | | | | | EL DISEASE - EA EMPLOYEE | $ |
| | | | | | | EL DISEASE - POLICY UNIT | $ |
| | | OTHER | | | | | |

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

| CERTIFICATE HOLDER | CANCELLATION |
|---|---|
| to whom it concerns | SHOULD ANY OF THE ABOVE DESCRIBED POLICES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.<br>AUTHORIZED REPRESENTATIVE<br>David Stein/DAVID |

ACCORD 25 (2001/08)

Energy Industries Insurance Coverage

Insuring Agreement
Chubb Group of Insurance Companies
15 Mountain View Road
Warren, NJ 07059

Named Insured and Mailing Address

Policy Number 3711-28-24 DTO

EMPIRE ENERGY E&P, LLC 17
ARENTZEN BOULEVARD	Effective Date DECEMBER 8, 2006
CHARLEROI, PA 15022
Issued by the stock insurance company
indicated below, herein called the
company.

FEDERAL INSURANCE COMPANY

Producer No. 0064449	Incorporated under the laws
of INDIANA

Producer	L. J. STEIN & COMPANY INC.
71 E. FAIRMOUNT AVENUE
LAKEWOOD, NY 14750-0000

Company and Policy Period Authorized Representative

Insurance is issued by the company in consideration of payment of the required premium.

This policy is issued for the period 12:01 AM standard time at the Named Insured’s mailing address shown above:

From: DECEMBER 8, 2006	To: DECEMBER 8, 2007

Your acceptance of this policy terminates, effective with the inception of this policy, any prior policy of the same number issued to you by us.

This Insuring Agreement together with the Premium Summary, Schedule Of Forms, Declarations, Contracts, Endorsements and Common Policy Conditions comprise this policy. If this policy is a renewal, we have only reissued to you those policy documents containing changes from your previous policy period coverages and any new additional coverages or policy provisions. All other policy documents shown in the Schedule Of Forms accompanying this Insuring Agreement continue 'in effect.

In Witness Whereof, the company issuing this policy has caused this policy to be signed by its authorized officers, but this policy shall not be valid unless also signed by a duly authorized representative of the company.

FEDERAL INSURANCE COMPANY (incorporated under the laws of Indiana)

President	Secretary

Authorized Representative

Form 80-02-9002 (Ed. 2-98)	Insuring Agreement	Page 1 of 1

Energy Industries Insurance Coverage

   Premium Summary

Chubb Group of Insurance Companies
15 Mountain View Road
Warren, NJ 07059

Named Insured and Mailing Address
Policy Number 3711-28-24 DTO
EMPIRE ENERGY E&P, LLC 17
ARENTZEN BOULEVARD	Effective Date DECEMBER 8, 2006
CHARLEROI, PA 15022

Issued by the stock insurance company
indicated below, herein called the company.

FEDERAL INSURANCE
COMPANY

Producer No. 0064449	Incorporated under the laws of INDIANA

Producer	L. J. STEIN & COMPANY INC.
71 E. FAIRMOUNT AVENUE
LAKEWOOD, NY 14750-0000

Policy Period

From: DECEMBER 8, 2006	To: DECEMBER 8, 2007

12:01 A.M. standard time at the Named Insured's mailing address shown above.

Premium Payment

The First Named Insured shown in the Declarations is responsible for the payment of all premiums and will be the payee for any return premiums we pay.

Premium Audit

Certain classifications within our rates and rules indicate that premiums calculated therefrom can be significantly affected by large increases or decreases in your business results. Based upon our underwriting review of information provided by you, we; may at our discretion perform a premium audit. You may also request such an audit.

If an audit is conducted and additional premiums are due, they are payable upon notice to the First Named Insured. If as a result of an audit the premium paid is greater than the earned premium, we will return the excess to the First Named Insured. The First Named Insured must keep records of the information we need to perform the audit and send us copies at such times as we may request.

Coverage	Rate	Premium
PROPERTY INSURANCE SECTION		$2,767
LIABILITY INSURANCE SECTION		$20,598

	Issue Date: JANUARY 17, 2007	Continued
Form 80-02-9030 (Ed. 10-05)	Premium Summary	Page 1

Energy Industries General Liability Insurance

Declarations

Chubb Group of Insurance
Companies 15 Mountain View Road
Warren, NJ 07059

Named Insured and Mailing Address
Policy Number 3711-28-24 DTO
EMPIRE ENERGY E&P, LLC
17 ARENTZEN BOULEVARD	Effective Date DECEMBER 8, 2006
CHARLEROI, PA 15022
Issued by the stock insurance company
indicated below, herein called the
company.

FEDERAL INSURANCE COMPANY

Producer No. 0064449	incorporated under the laws
of INDIANA

Producer	L. J. STEIN & COMPANY INC.
71 E. FAIRMOUNT AVENUE
LAKEWOOD, NY 14750-0000

Policy Period

From: DECEMBER 8, 2006	To: DECEMBER 8, 2007

12:01 A.M. standard time at the Named Insured’s mailing address shown above.

Insurance applies only to those coverages for which a Limit of Insurance is shown. Audit period is annual unless otherwise indicated.

Coverage Summary	Limit Of Insurance

GENERAL LIABILITY

GENERAL AGGREGATE LIMIT	$2,000,000

PRODUCTS/COMPLETED OPERATIONS
AGGREGATE LIMIT	$1,000,000

EACH OCCURRENCE LIMIT	$1,000,000

ADVERTISING INJURY AND
PERSONAL INJURY AGGREGATE LIMIT	$1,000,000

DAMAGE TO PREMISES
RENTED TO YOU LIMIT	$1,000,000

MEDICAL EXPENSES LIMIT	$10,000

UNDERGROUND RESOURCES AND EQUIPMENT
HAZARD PROPERTY DAMAGE AGGREGATE LIMIT	$1,000,000

General Liability Insurance	Issue Date: JANUARY 17, 2007	last page
Form 80-02-9030 (Ed. 10-05)	Premium Summary	Page 1

Property Insurance

Supplementary Declarations

Chubb Group of Insurance
Companies 15 Mountain View Road
Warren, NJ 07059

Named Insured and Mailing Address
Policy Number 3711-28-24 DTO
EMPIRE ENERGY E&P, LLC
17 ARENTZEN BOULEVARD	Effective Date DECEMBER 8, 2006
CHARLEROI, PA 15022
Issued by the stock insurance company
indicated below, herein called the
company.

FEDERAL INSURANCE
COMPANY

Producer No. 0064449	incorporated under the laws
of INDIANA

Producer        L. J. STEIN & COMPANY INC.

71 E. FAIRMOUNT AVENUE

LAKEWOOD, NY 14750-0000

Policy Period

From: DECEMBER 8, 2006 To: DECEMBER 8, 2007

12:01 A.M. standard time at the Named Insured's mailing address shown above.

Covered Premises $100,000 Blanket Limit Of Insurance

The Blanket Limit Of Insurance shown above applies over all Coverages shown below. Unless otherwise stated, this Blanket Limit Of Insurance applies separately at each covered premises shown in the Declarations. Other than for Extra Expense Coverage, this Blanket Limit Of Insurance applies in excess of the applicable deductible shown in the Declarations. This Blanket Limit Of Insurance does not apply to Any Other Location; In Transit; Exhibition, Fair or Trade Show; Installation; or any Newly Acquired Premises or Newly Acquired or Constructed Property.

At time of loss, the first Named Insured may elect to apportion this Blanket Limit Of Insurance to one or any combination of the Coverages shown, but under no circumstance will the aggregate apportionment be permitted to exceed the Blanket Limit Of Insurance shown above at any one covered premises. For the purpose of the application of this $100,000 Blanket Limit Of Insurance, all property at one premises shall constitute a single premises.

Separate specific Limits Of Insurance may be purchased for each of these Coverages. If purchased, these Limits Of Insurance and any applicable deductible will be shown in the Declarations with the Coverage. If no deductible is shown in the Declarations with the Coverage, then the Property Deductible will apply. When a specific Limit Of Insurance is purchased for any of these Coverages, such specific Limit Of Insurance will apply in addition to whatever amount the fast Named InsureF1 apportions to that Coverage at time of loss as provided in the previous paragraphs.

Property Insurance		continued
Form 42-02-1611 (Ed. 10-01)	Supplementary Declarations-Property	Page 1

Energy Industries Property Insurance Property Business Income Insurance

Declarations

Chubb Group of Insurance
Companies 15 Mountain View Road
Warren, NJ 07059

Named Insured and Mailing Address
Policy Number 3711-28-24 DTO
EMPIRE ENERGY E&P, LLC
17 ARENTZEN BOULEVARD	Effective Date DECEMBER 8, 2006
CHARLEROI, PA 15022
Issued by the stock insurance company
indicated below, herein called the
company.

FEDERAL
INSURANCE
COMPANY

Producer No. 0064449	Incorporated under the laws
of INDIANA

Policy Period

From: DECEMBER 8, 2006	To: DECEMBER 8, 2007

12:01 A.M. standard time at the Named Insured's mailing address shown above.

Deductible	$ 500

The deductible shown above applies to all coverages, except Business Income and Extra Expense, and all premises shown in this and all other property declarations, unless a specific deductible is shown following a coverage.

The following displays the coverages provided at the premises stated below:

Premises Coverages – Specific Limits

PREMISES #1	17 ARENTZEN BLVD
CHARLEROI, PENNSYLVANIA 15022

COVERAGES

PERSONAL PROPERTY

LIMIT OF INSURANCE	$ 25,000
COINSURANCE	80%

Property Insurance	Issue Date: JANUARY 17, 2007	continued
Form 42-02-0058 (Ed. 8-89)	Declarations	Page 3

Premises Coverages
(continued)
PREMISES #2	3809 CHERRY ALLEY	BLDG # 1
HAWTHORN, PENNSYLVANIA 16230
COVERAGES - BLDG # 1

BUILDING
LIMIT OF INSURANCE	$ 54,000
COINSURANCE	80%

PERSONAL PROPERTY
LIMIT OF INSURANCE	$ 20,000
COINSURANCE	80%

PREMISES #2	3809 CHERRY ALLEY	BLDG # 2
HAWTHORN, PENNSYLVANIA 16230

COVERAGES - BLDG # 2

BUILDING
LIMIT OF INSURANCE	$ 54,000
COINSURANCE	80%

Property Insurance	Issue Date: May 1, 2007	last page
Form 42-02-0058 (Ed. 8-89)	Declarations	Page 4

11/15/2007 13:22 FAX 717 7879241	BONDING D E P

6600-FM-OG0036 Rev.1/2007

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OIL AND GAS MANAGEMENT PROGRAM	1C-K-340

BLANKET COLLATERAL BOND FOR OIL AND GAS WELLS

TO BE FILLED IN BY OPERATOR:

(1) Purpose, check one:

(a) Original Bond	☒ 7/30/07	(b) Replacement Bond ☐

WHEREAS,	Empire Energy E&P, LLC	("Operator"), a

(Name of Well Operator)

(1)	Corporation, incorporated under the Laws in the State of	NIA ke 8.20.07

(Nam of State)

(2)	Limited Liability Company

(Limited General Partnership, Individual, Registered Fictitious Name Business or Other)

with its principal place of business at	17 Aretzen Boulevard, Vista 1 Professional Building Suite 203
Charleroi, PA 15022-1085	724-483-2070

(Operator Address and Telephone Number)

has filed with the Department of Environmental Protection ("Department") applications for permits to drill and operate new oil and gas welts or to operate existing permitted or registered wells under the Act of December 19, 1984 (Pl. 1140), as amended, known, and referred to herein as the Oil and Gas Act (58 P.S. §601.101 of seq); and whereas, in lieu of individual bonds for each single well, the Operator has chosen to file this blanket collateral bond covering all of its wells in Pennsylvania, as listed on the Blanket Bond Exhibit A(s) attached and made part of this agreement for all purposes, as well as any and all subsequent well permits/applications.

NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS that the Operator, in consideration of the issuance of the permits/registrations, is held and firmly bound unto the Department, in the just and full sum of Twenty-Five Thousand                  Dollars ($25,000.00             ) the payment whereof, well and truly to be made, the Operator does hereby bind itself, its heirs, executors, administrators, assigns and successors, firmly by these presents:

1.        Condition of the Obligation. If the Operator shall faithfully perform and conform to all of the applicable drilling, restoration, water supply replacement and plugging requirements of the following:

(a)      the Oil and Gas Act;

(b)      all subsequent amendments and additions made to the Oil and Gas Act

(c)      all rules and regulations now or hereafter promulgated under the 011 and Gas Act;

(d)      the terms and conditions of the permits, and all amendments or additions; and

(e)      all Department orders relating to operator conduct under the permits (the requirements described in (a) through (e), inclusive, immediately above, collectively called the "Laws); then this obligation shall be null and void, otherwise to be and remain in full force and effect.

11/15/2007 13:22 FAX 717 7879241	BONDING D E P	003

5500-FM-OG0036 Rev, 10/2001

2.        Wells Covered by this Bond. This bond agreement assumes and covers any and all liability and obligations accrued and to be accrued on all well permits/registrations issued under this blanket bond and all well permits/registrations transferred to and added to this blanket bond, under the Law, from April 18, 1985, until such time as the Department shall release, in writing, such liability and obligations. Such liability and obligations shall include those on existing wells transferred to the Operator. The Operator has filed with the Department Blanket Bond Exhibit “A”(s), or Request to Transfer Well Permit or Registration, or other permit/registration documents which enumerate wells permitted, and/or registered and for which liability shall be accrued under this bond agreement. The Operator expressly agrees that this blanket bond shall cover all additional wells for which the Operator obtains a well permit or registration in Pennsylvania. All parties to this bond agreement agree to such addition of wells to be covered by this bond agreement, and waive any rights of prior notice or refusal.

3.        Amount and Duration of Bond Liability. Liability upon this bond agreement shall be for the amount specified herein. Liability upon this bond agreement shall continue until the wells are properly plugged in accordance with the Oil and Gas Act, and for a period of one (1) year after a certificate of plugging is filed with and approved by the Department for every well, unless released by the Department, in writing, prior thereto, as provided by the law. It is hereby acknowledged and agreed that the liability upon this bond is a penal sum, and as such the Department retains a property interest in such collateral until release of such liability in writing as provided by law, notwithstanding the insolvency or other financial incapacity of the Operator.

4.        Description of Collateral. For the purpose of securing this obligation, the Operator hereby deposits the following collateral in lieu of a surety bond, in accordance with the provisions of the law:

DESCRIPTION OF COLLATERAL

(a)	Negotiable Govern ment Securities

	Name of Issue & Bond No.	Face Value	Market Value

Sub Total:

(b)	Certificate of Deposit or Irrevocable Stand-by Letters of Credit

Issuer	Certificate/Letter No.	Amount

Sub Total:

11/15/2007 13:23 FAX 717 7879241	BONDING D E P	004

5500-FM-OG0036 Rev. 1/2007

(c) Cash, Certified Check, Cashier's Check, Treasurers Check. No interest shall be credited by the Commonwealth on the preceding collateral.

Issuer	Check No.	Amount

Sub Total:

Total Amount of Collateral	$25,000.00 (Twen -Five Thou ndsa Dollars)
(Add (a), (b) and (c) immediately above)

5.        Handling of Collateral by the Commonwealth. The Operator agrees that the Commonwealth retains a property interest in the collateral deposited pursuant to this bond agreement, for the term stated herein. The Secretary of the Department shall, upon receipt of deposits of collateral, immediately place the same with the State Treasurer of the Commonwealth of Pennsylvania, who shall receive and hold the same in the name of the Commonwealth for the purposes for which such deposits are made and in accordance with the terms of this bond agreement Where negotiable securities deposited mature or are called, the State Treasurer, at the request of the Operator, may convert such securities into other securities designated by the Operator and acceptable for deposit under the Law. The Operator hereby nominates, its attorney in fact, for the purpose of endorsing and negotiating said securities or any part thereof and for the purpose of converting the collateral as described in this paragraph.

6.         Default. Upon the happening of any default of the provisions, conditions and obligations assumed under this bond agreement and the declaration of a forfeiture by the Secretary of the Department, or his designee, the Operator hereby authorizes and empowers the State Treasurer as its attorney in fact, to liquidate the said collateral and deposit the proceeds to the account of the Department. Any interest or income accruing to such collateral after the date of declaration of forfeiture shall be deemed property of the Commonwealth.

7.        Events Not Affecting Operator Bond Liability. The Operator agrees that its liability hereunder shall not be impaired or affected by (1) any renewal or extension of the time for performance of any of the provisions, conditions or obligations upon which this bond agreement is based; or (2) any forbearance or delay in declaring this bond to be forfeit or in enforcing payment on this bond.

8.        Remedies. Nothing herein shall limit or preclude the Department from seeking any remedy, in addition to the forfeiture of this bond, which may be authorized or provided by law.

9.        Replacement Bond. This bond agreement assumes and covers any and all liability and obligations accrued and to be accrued under the Law from April 18, 1985. This bond agreement replaces the following existing bonds:

	Type of Bond	Name of Surety,
Date of	(Surety or	Financial institution,	Type of	Surety Bond No.!	Dollar
Bond	Collateral)	or Govt Issuer	Collateral	Collateral ID No.	Amount
08/26/92	Surety	Utica Mutual Ins Co	Life Ins	SU1570505	25,000.00

11/15/2007 13:23 FAX 717 7879241	BONDING D E P	005

5500-FM-OG0038 Reg. 1/2007

## ACKNOWLEDGEMENT OF INDIVIDUALS
## (OPERATOR)

STATE OF ______________________ :

COUNTY OF ______________________ : ss:

On ______________________ (Date), before me, the undersigned individual, personally appeared

______________________ (Name)

known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that ______________________ (he or she) executed the same for the purposes therein contained.

(SEAL) ______________________ (Notary Public Signature) My Commission Expires ______________________ (Date)

---

## ACKNOWLEDGEMENT OF CORPORATIONS/PARTNERSHIPS/ REGISTERED FICTITIOUS NAME BUSINESS
## (OPERATOR)

Commonwealth of

STATE OF Pennsylvania

COUNTY OF Washington ss:

On JUNE 6, 2007 (Date), before me, the undersigned officer, personally appeared

BILL WALLER (Name) and ——— (Name)

who acknowledged ~~themselves~~ himself to be the PRESIDENT (Title of Person) and

——— (Title of Person), respectively, of EMPIRE ENERGY E&P LLC (Name of Corporation, Partnership or Registered Fictitious Name Business)

a Limited LIABILITY CORPORATION (Corporation, Partnership or Registered Fictitious Name Business), and that they as such (officers/partners/owners)

being authorized to do so, executed the foregoing instrument for the purposes therein contained.

(SEAL) [signature] (Notary Public Signature) My Commission Expires: Dec-1, 2010 (Date)

[redacted]

11/15/2007 13:23 FAX 717 7879241	BONDING D E P	VI006

6500-FM-OG0026 Rev.112007

10. Attachments (check one or more, if applicable):

☐	(a) Assignment of Certificate of Deposit

☐	(b) Blanket Bond Exhibit “A”

☐	(c) Other:

11.        Other Provisions.

12.        Headings. The paragraph headings herein are for descriptive purposes only and are intended to have no legal force or effect

IN WITNESS WHEREOF, the Operator sets its hand and seal, intending to be legally bound hereby, this

6th	day of	June,	2007.

OPERATOR:

11/15/2007 13:23 FAX 717 7879241	BONDING D E P	007

COMMONWEALTH OF PENNSYLVANIA

7045-380

DEPARTMENT OF ENVIRONMENTAL PROTECTION

OIL AND GAS MANAGEMENT PROGRAM

ASSIGNMENT OF CERTIFICATE OF DEPOSIT OIL & GAS COLLATERAL BOND

WHEREAS, the Operator desires to assign the following Certificate(s) of Deposit issued by the Issuer in the amounts indicated and any renewals thereof (the CD's'):

	CD No.	Issuance Date	Dollar Amount	Maturity Date

1.	03995559540	06/01/2007	$25.000.00
2.
3.
4.

to the Commonwealth, as co/lateral to guarantee the Operator's legal obligations as provided in the Collateral Bond Agreement dated June 6, 2007. submitted by the Operator, to which this Assignment is attached and made a part for all purposes (the "Collateral Bond Agreement") and

WHEREAS, the Issuer acknowledges the assignment and desires to act as the custodian for the bens* of the Commonwealth of the money represented by the CD's and subject to the toms and conditions contained herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby. agree as follows:

1.        Assignment and Pledge. The Operator assigns the CD's, and any renewals thereof. to the Commonwealth as collateral, to guarantee the Operator's legal obligations as provided in the Collateral Bend Agreement.

11/15/2007 13:23 FAX 717 7879241	BONDING D E P	007

5500-FM-000037 Rev. 1012001

2.        Operators Authorization to the Commonwealth. The Operator hereby authorizes the Commonwealth to withdraw any portion or all of the money on deposit with the Issuer pursuant to the CD's, at any time and from time to time, upon default of any of the provisions, conditions or obligations referred to in the Collateral Bond Agreement.

3.        Operator Authorization to the Issuer. The Operator hereby authorizes the issuing financial institution, upon written demand by the Commonwealth, to pay to the Commonwealth any portion or all of the money on deposit with the Issuer pursuant to the CD's, at any time and from time to time, without further notice to, consent of or endorsement by the Operator.

4.        Extent of Commonwealth Rights in the CD's. The Operator does hereby agree, represent and warrant that, except as assigned herein, the CD's and the money thereby represented are assigned herewith free and clear of any and all liens encumbrances, pledges, restrictions, security interests and agreements, and will not be sold, assigned, transferred, pledged or promised as a security interest in any manner whatsoever without written consent of the Commonwealth. The Permittee/Registrant further agrees and the Issuer fully acknowledges, that this assignment conveys a property interest in the CD's to the Commonwealth until and unless it is terminated as provided herein, notwithstanding insolvency or other financial incapacity of the operator.

5.        Issuer's Fiduciary Responsibilities; No Penalty for Early !Withdrawal by the Commonwealth, The Issuer hereby acknowledges the assignment of the CD's to the Commonwealth and agrees to record the assignment on the institution's books. Further, Issuer acknowledges and agrees that it shall hold the moneys represented by the CD's as a fiduciary custodian and agent for the Commonwealth and shall be liable to the Commonwealth for any and all losses to the principal amount(s) of the CD's caused in any manner whatsoever during the term of this Assignment_ The Issuer expressly agrees to waive any and all rights, where permissible, including those under federal and state law, to deduct any penalty from the principal amount of the CD's for withdrawal by the Commonwealth prior to maturity if such deduction would reduce the amount of collateral assigned to the Commonwealth to an amount which is insufficient to satisfy, in full, the bond obligation as provided in the Collateral Bond Agreement. The Issuer expressly assumes the responsibility to design the CD's so that no. such penalty can be assessed against the Commonwealth's rights to the CD's. The Issuer further agrees to follow the Commonwealth's instructions on disposition of interest, and to hold all interest accrued, for the benefit of the Commonwealth, upon written notice by the Commonwealth that the bonds for which the CD is assigned has been declared forfeit.

6.        Waiver of Setoff and Lien Rights. The Issuer hereby waives, for the duration of this Assignment, all rights of setoff or liens or any other claims which it now has or might, in the future, have against the CD's or the deposited money upon which the CD's were issued. Any conditions pertaining to the CD's to the contrary are hereby expressly rescinded.

7.        Automatic Renewal of CD's; Transferability. The Issuer hereby agrees to automatically renew the CD's for the same terms as those for which they were originally Issued for as long as the Commonwealth retains a property interest in the CD's. Further, the Issuer hereby acknowledges and agrees that the CD's are fully transferable and assignable to the Commonwealth.

8.        Interest The Issuer agrees to collect, from time to time, all interest on the CD's and pay the same, when and as collected, as agent for the Commonwealth, to the Operator, or otherwise as required in writing by the Commonwealth. The Issuer and the Operator agree that the Commonwealth shall have the right to all interest earned on the CD upon forfeiture of the Collateral Bond Agreement.

9.        Delay in Enforcement of Rights. The Issuer and the Operator agree that any delay by the Commonwealth in enforcing its rights to the CD's pursuant to the Collateral Bond Agreement shall not affect the Commonwealth's rights in the CD's.

10.        Replacement of Bond Collateral. The Commonwealth agrees that the CD's may be replaced by other certificates of deposit or other collateral authorized by the statutory authority under which the Operator has applied for the Permit(s) or Registration(s); provided, however, that such replacement collateral must first be deposited with and accepted in writing by the Commonwealth, and until such written acceptance the assignment of the CD's shall remain in full force and effect,

11.        Termination of Assignment. This Assignment shall terminate only upon written release by the Commonwealth.

11/15/2007 13:24 FAX 717 7879241	BONDING D E P	0 0 9

ANOSSOST Pm& 10/211.1	feriaS

12.        Amendment This Assignment may be amended only by written instrument signed by the Commonwealth.

13.        Governing Law. This Assignment is made in, and shall be governed by and construed in accordance with the laws of, the Commonwealth of Pennsylvania.

14.        Headings. The paragraph headings herein are for descriptive purposes only and are intended to have no legal force or effect

IN WITNESS WHEREOF. the parties hereto have set their hands and seals, intending to legally bind themselves, their heirs, successors, assigns and transferees, the day and year first written above.

5500-FM-0G0037 Rev.10/2001

ACKNOWLEDGEMENT OF INDIVIDUALS
(OPERATOR)

STATE OF COUNTY OF On
SS:
before me, the undersigned officer, personally appeared

Date)

(Name)

known to me (or satisfactorily proven) to be the person(s) whose name(s) are subscribed to the within Instrument, and acknowledged that____________ executed the same for the purposes therein contained.

(he, she, or they)

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

(SEAL)		My Commission Expires
	(Notary Public Signature)		(Date)

ACKNOWLEDGEMENT OF CORPORATIONS/PARTNERSHIPS/

REGISTERED FICTITIOUS NAME BUSINESS
(OPERATOR)

STATE OF ______________________ :

COUNTY OF ______________________ : ss.

On ______________________ (Date), before me, the undersigned officer, personally appeared

______________________ (Name)

(SEAL) ______________________ (Notary Public Signature) My Commission Expires ______________ (Date)

ACKNOWLEDGEMENT OF CORPORATIONS/PARTNERSHIPS/ REGISTERED FICTITIOUS NAME BUSINESS (OPERATOR)

STATE OF Pennsylvania

COUNTY OF Washington ss:

On July 17, 2007 (Date), before me, the undersigned officer, personally appeared

Bill Waller (Name) and ______ (Name)

who acknowledged ~~themselves~~ himself to be the President (Title of Person) and ______ (Title of Person), respectively, of Empire Energy E+P LLC (Name of Corporation, Partnership or Registered Fictitious Name Business)

a Limited Liability Corporation (Corporation, Partnership or Registered Fictitious Name Business), and that they as such officers/partners/owners being authorized to do so, executed the foregoing instrument for the purposes therein contained.

(SEAL) [signature] (Notary Public Signature) My Commission Expires: [signature] (Date)

NOTARIAL SEAL
Notary Public
WASHINGTON COUNTY
My Commission Expires Dec. 1, 2010

ACKNOWLEDGEMENT OF FINANCIAL INSTITUTION

STATE OF Pennsylvania

COUNTY OF Washington ss:

On July 17, 2007 (Date), before me, the undersigned officer, personally appeared

Kathleen A. Patsena (Name) and ______ (Name)

who acknowledged ~~themselves~~ herself to be the Assistant Manager (Title of Person) and ______ (Title of Person) of National City Bank (Name of Institution), a bank or financial institution, and that they, as such officers, being authorized to do so, executed the foregoing instrument on behalf of the said issuing institution for the purposes therein contained.

(SEAL) [signature] (Notary Public Signature) My Commission Expires: Dec. 1, 2010 (Date)

NOTARIAL SEAL
Notary Public
WASHINGTON COUNTY
My Commission Expires Dec 1, 2010

Recycled Paper

]

Empire Energy USA LLC

Hedging Hydrocarbon Production

Empire Energy USA LLC is to maintain hedging satisfactory to the Lender over 75% of forecast PDP production at all time while the Facility is outstanding.

Schedule 6.31 – Post-Closing Assignment of Additional Leases

Bruce McLeod confirmed to Alex Underwood on 19 February 2008 that there will be no post-closing assignment of any leases controlled by Empire Energy USA LLC, Empire Energy E&P LLC or Empire Energy Drilling and Field Services LLC.

Jan 24 08 08:20a	Empire Energy

UNIVERSAL COMPRESSION, INC. 4440 BRITTMOORE ROAD HOUSTON, TEXAS USA, 77041 TELEPHONE: 713-335- MOO

February 6, 2002

Re: Schedule to Master Rental Agreement

Dear Customer

At Universal Compression, our goal is to develop long-term relationships with our customers by providing a full range of gas compression services to meet their needs. As our business has grown, we have continually reviewed our standard Master Rental Agreement to ensure the terms and conditions accurately reflect our business needs and those of our customers.

In connection with this review, we have developed the attached Schedule as an attachment to all existing and all future agreements for contract compression services. Should you have any questions regarding this Schedule, please do not hesitate to contact Mr. Mark Carlton at (713) 335-7454.

We appreciate your business and look forward to working with you in the future.

Sincerely,

Universal Compression, Inc.

www.universalcompression.corn

Jan 24 08 08:20a	Empire Energy

SCHEDULE "B" TO GAS COMPRESSOR EQUIPMENT
MASTER RENTAL AGREEMENT

I. Inspection and Acceptance. Lessee acknowledges all Equipment rented hereunder and specified in the Schedule(s) is of the size, design and capacity selected for the operating conditions furnished to Lessor by Lessee and is suitable for Lessee's purposes. Lessee acknowledges that that Lessor is not the manufacturer or supplier of the Equipment and any quotations or recommendations made by Lessor are based on information supplied by Lessee and the manufacturer or supplier of the Equipment.

2_ Written Consent. Without the express written consent of Lessor, Lessee will not permit: (i) the installation or any accessory or device on the Equipment which would impair its original intended function; or (ii) the detachment or alteration of any identification or insignia placed on the equipment by Lessor. Any accessory or device installed and any repair or alteration made by Lessee on the Equipment shall become a part of the Equipment and the property of Lessor.

3.	Owner Agreement. Title of the Equipment shall at all times remain with Lessor, an affiliate of Lessor or a third party for leasing to Lessee pursuant to a lease agreement or other contractual arrangement (each, an "Owner Agreement") but in no event with Lessee. This Agreement is subject and subordinate to the terms of any such Owner Agreement and in the event that any such Owner Agreement terminates at any time for any reason such third party may become entitled to possession of the Equipment leased to Lessee. Notwithstanding the foregoing, as long as (a) no default exists under this Agreement and (b) Lessee makes all required payments of rent and other amounts due thereunder to such third party after notice to do so the Owner Agreement specifies that Lessee shall continue to enjoy quiet possession of the Equipment. If Lessee does not so pay or if some other default occurs thereunder, Lessee may be required to deliver the equipment to such third party. No such Owner Agreement shall be construed to create a partnership arrangement between Lessor and any such third party.
4.	Lessee as Bailee. Lessee shall hold the Equipment as bailee for the benefit of Lessor and the entity for which Lessor acts as a manager.
5.	Chattel Paper. To the extent, if any, that any Rental Quote or Schedule constitutes chattel paper under the uniform commercial code, no security interest in any such Rental Quote or Schedule may be created through the transfer and possession of any counterpart other than counterpart no. L
6.	No Article 2A Rights or Remedies. Lessor and Lessee hereby agree that no rights or remedies referred to in Article 2A of the Uniform Commercial Code shall be conferred upon either Lessor or Lessee unless expressly granted in this Agreement.
7.	Indemnity Provisions: Alt indemnities set forth in the Agreement shall survive the termination of the Agreement. A. Lessee Authority': Lessee has the authority to enter into the Agreement in the capacity therein stated.

Jan 24 08 Uts:21a	trnpire tnergy	(Wis.Y.):J...h.:+, I t)

Tidewater Compression

December 31, 1996

DK GAS

P.O. Box 187

Mayport, PA 16240

ATTENTION: Mr. Darryl Kennemuth

REFERENCE: Gas compression service for your Clearfield Lease in Clearfield County, PA. TCS Unit # C01852

Tidewater Compression Service, Inc. is pleased to submit our contract for gas compression service to be located at the above referenced location.

Please execute both copies of the enclosed contract, keep one copy for your records and return the other copy to our Houston, Texas office.

Should you have any questions regarding this contract, please feel free to call Walt Vosburgh in our Cuddy, Pennsylvania office at (800) 221-8145.

Thank you.

Very truly yours,
TIDEWATER COMPRESSION SERVICE, INC.

Tammie R. Colvin
Applications Coordinator

Encl.

TIDEWATER COMPRESSION SERVICE, INC. 4430Y Brillmoore Road Houston. Texas 77041-8004 Telephone: 713-466-4103 Reply To: P_O. Box 40009, Houston, Texas 77240-0009 A Tidewater Company

Jan 24 U8 08:21a	Empire Energy

Tidewater Compression

TIDEWATER COMPRESSION SERVICE,

INC. RENTAL QUOTATION

DK GAS	No. T-63661-TC
P. O. Box 187	TCS Unit # C01852
Mayport, PA 16240	December 31, 1996

Attention: Mr. Darryl Kennemuth	Page 1

Tidewater Compression Service, Inc.(TCS) is pleased. to quote on DK Gas equipment requirements as follows:

Legal Description of Customer's Site: Clearfield Lease in Clearfield County, PA

EQUIPMENT DESCRIPTION

One (1) Ajax DPC-180 integral compressor with (1) 17" and (1) 10" x 11" stroke tandem-acting compressor cylinders. This unit has 160 HP available for compression at 400 RPM. Unit is complete with suction scrubbers, control panel, gas after cooling and all other standard equipment necessary for continuous operation.

DESIGN CONDITIONS AND EQUIPMENT PERFORMANCE

The design conditions and equipment performance are as follows:

Type Gas: Sweet Natural Gas	Elevation: 1500 Feet
Specific Gravity: .65	Ambient Temperature: 100°F
Suction Temperature: 80°F	BHP for Compression: 160 ap 400 RPM

Suction Pressure, PSIG	4	4	9	9
Discharge Pressure, PSIG	225	250	225	250
Capacity, MMSCF/D	.720	.712	1.05	.932

These capacities arc guaranteed ±3% for the above design conditions. However, since performance is dependent upon specific conditions of operation, the capacities cannot be represented for conditions other than those listed above.

This equipment will be available for shipment after receipt of your order, however, it is subject to prior rental and inventory adjustment.

TIME OF DELIVERY

This equipment will be delivered to the site listed above approximately two C2) week after the receipt of a signed contract.

TIDEWATER COMPRESSION SERVICE, INC. 4433V, Brittmoore Road Houston, Texas 77041-8004 Telephone: 713-466-4103 Reply To: P.O. Box 40009, Houston, Texas 77240-0009 A Tidewater Company

Jan 24 08 08:22a	Empire Energy	0 1.400000 10	r • -

TIDEWATER COMPRESSION SERVICE, INC.

RENTAL QUOTATION

DK GAS	No.: T-63661-TC
TCS Unit # C01852 December 31, 1996

Attnijon: Mr. Darry Kennemuth

RESPONSIBILITIES OF TIDEWATER COMPRESSION SERVICE, INC_

TCS and Customer shall furnish the equipment, supplies, and services respectively as indicated below:

Famished By
	TCS	Customer
Equipment described on Page 1	☒	☐
Gas-liquid separator immediately upstream of compressor inlet.	☐	☒
All fees, assessments and taxes (including ad valocem) applicable to rental equipment	☐	☒
Property damage luminesce on TCS equipment	☐	☒
Loading and transportation of equipment to site from Cuddy, PA	☐	☒
Compressor foundation(s) (concrete in skid only)	☒	☐
Site preparation, including suitable sand or gravel pad	☐	☒
Valves and piping to auction and discharge flanges, and fuel gas inlet(s)of compressors(s)	☐	☒
Suction to discharge bypass piping and suction pressure control valve (if required)	☐	☒
All other installation expense	☐	☒
Initial installation supervision and start-up time	☒	☐
Competent and prudent equipment operator to perform routine daily inspections and operations. plus submitting monthly compressor report to TCS	☐	☒
Preventive maintenance, inspections and repairs to all engines, compressors and accessory parts	☒	☐
All repairs caused by Customer's negligence or failure of Customer's equipment	☐	☒
Lubricants in accordance with TCS's requirements: Required for start-up	☐	☒
Required thereafter	☐	☒
Anti-freeze	☐	☒
Fuel gas with 950 to 1100 BTU/cu. R. and no more than 4.ppm H2S	☐	☒
Air/gas pressure of 250 PUG with sufficient volume for engine starting (air starting compressor TCS# CS0627)	☐	☒
Removal of all free liquids and solids from gas before compression	☐	☒
Collection and disposal of all liquids front skid drains and liquids incidental to compressor operations	☐	☒
Equipment site with ingress and egress	☐	☒
Site fencing (if required)	☐	☒
Disconnection of equipment and site restoration expenses	☐	☒
Loading and return transportation of equipment to Cuddy. PA	☐	☐
95% mechanical availability guarantee	☒	☐
Any and all necessary equipment, supplies, and services not specifically indicated above	☐	☒

Third-party services or materials not listed above as TCS responsibilities which are furnished by TCS at Customer's request will be charged to Customer at actual cost, plug 20%.

TCS services or materials not listed above as TCS responsibilities which are furnished by TCS at Customer's request will be charged to Customer at TCS's prevailing standard rates.

Jan 24 08 08:22a	Empire Energy	614,5000.3 IC,

TIDEWATER COMPRESSION SERVICE, INC.

RENTAL QUOTATION

DK GAS	No.: T-63661-TC
TCS Unit it C01852 December 31, 1996

Attention: Mr,Darryi Kennemuth	Page 3

MONTHLY RENTAL AND TERMS

The monthly rental for the equipment quaked herein shall be as follows:1

Two thousand, six hundred dollars ($2,600.00)

The rental shall be payable monthly in advance at TCS’s Houston Office, for a minimum term of twelve (12) months, commencing from the date of shipment. Upon expiration of the minimum term, such rental shall continue from month to month. Either party may terminate this agreement at the expiration of the minimum term upon thirty (30) days written notice prior to such expiration or upon thirty (30) days prior written notice thereafter. Rentals shall cease at the expiration of such thirty (30) days, provided Customer has returned the equipment to TCS ‘s designated terminal.

MONTHLY EQUIPMENT AVAILABILITY

1.	TCS will endeavor to provide • monthly availability of the Equipment furnished in this proposal of 211 ('Proposed Monthly Availability") subject to the provisions below.
2.	Any month wheat the actual moodily availability is less than the proposed monthly availability, the reseal ode shall be adjusted by an availability factor in accordance with the following:
(a)	To determine actual monthly availability, the following formula

WWI be wed: • Hours Equipment available during montth

24 x number of days in month x 100 = %

(b) To determine the availability factor, the following formula shall be used:
Actual monthly availability
Proposed monthly availability =

—	The rental rate abut be adjusted in accordance with the following: Monthly Rental Rate x Availability Factor = Adjusted Rental Rate
3.	There shall be no reduction in the rental rate if the compression equipment was not available duo to the fault of CUSTOMER or CUSTOMER’S operation.
4.	Paragraphs I and 2 above than not be effective during the first thirty (30) days after commencement of the term as stated in Article I ante Proposed Lease Terms or during the first thirty (30) days after which TCS replaces or substitutes equipment.
5.	In the event of breakdown or non-availability of equipment for any cause, TCS's liability to CUSTOMER shall be limited to a reduction of the rental rate as provided above and in no event shall TCS be &able to CUSTOMER for any consequential loss, damage, or expense as a result thereof.
6.	Downtime begins when TCS is notified the unit is down.
7.	Request for downtime credit must be received by TCS, Houston, Texan; in writing thirty (30) days from the end of the mouth in which the downtime occurred.

—       Eight (B) hours per month allowed for scheduled preventive maintenance. (only applicable if TCS provides maintenance)

This Quotation is subject to the attached terms and conditions on page 4.

Accepted this	day of __________________	, 1996	Submitted by	/s/ Bobby J. Ivy
Bobby J. Ivy
Regio f Manager

Return original to:

DK GAS	Tidewater Compression Service, Inc.
P.O. Box 40009
BY:	Houston, TX 77240

ITS:	Telephone: (713) 466-4103 or (800) 234-4650

1. These prices are subject to applicable Federal,
   State, and Local sales and/or use taxes.

Jan 24 08 08:22a	Empire Energy	8143655318	P.8

THIS RENTAL QUOTATION IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:                           PAGE 4

1.     This quotation shall remain in effect for a period of thirty (30) days from the dale hereon unless sooner revoked by Tidewater Compression Service, Inc.(TCS), by written notice to Customer. Such notice of revocation shall be deemed given when placed in the U.S. Mail, postage prepaid, sod addressed to Customer at the address shown on page one (1) of this quotation.

2.     Upon acceptance of this quotation, Customer agrees to accept delivery of the equipment upon the terms and conditions stated herein and to execute TCS's standard Master Equipment Rental Agreement, if not previously executed by Customer, applicable to the type of equipment or services described in this quotation. Any alder for equipment sad services by Customer which varies front the terms of this quotation is subject to acceptance by TCS and shall not constitute an agreement until so accepted by TCS.

3.     The rental rates or fees stated in this quotation are as of the date of this quotation. This quotation is conditioned upon the specifications requested by Customer as of the date of this quotation, and no increase in the *Manufacturer's" or "Seller's* price or prices which have been quoted to TCS, whether due to variations in design, manufacture, classification or any other reason. hi the event of such an increase, either before or after Customer's acceptance of this quotation, Customer will be notified of any resultant increase in the said rental rates or fees and will have a reasonable time, not to exceed ten. (10) days, to either accept or reject the same. In the event of rejection neither party shall be deemed to be bound by any acceptance of this quotation.

4.     This quotation assumes the existence of the field, production, operation and product coalitions that may be specified herein. Accordingly, this quotation is conditioned upon said conditions actually existing as so specified_ In the event of any variations between the specifications and conditions quoted herein and actual conditions, then, at its option, TCS shall not be bound by this quotation nor any agreement executed pursuant thereto. Such option shall be exercised by the giving of written notice to Customer of TCS's intention not to be so bound. Such notice shall be deemed given under the same conditions as specified in Paragraph 1 above. Moreover, acceptance of this quotation shall constitute Customer's agreement to indemnify and hold TCS free and harmless from any and all loss or damage suffered by TCS in reliance on the conditions specified on page one hereof.

5.     CUSTOMER AGREES TO PROTECT, INDEMNIFY AND HOLD HARMLESS TCS FROM ALL CLAIMS, DEMANDS, ACTIONS AND COSTS, INCLUDING LEGAL COSTS, RESULTING FROM THE RENTAL, INSTALLATION, USE, MAINTENANCE AND OPERATION OF THE EQUIPMENT, FOR BODILY INJURY, DEATH OR PROPERTY DAMAGE RESULTING THEREFROM, INCLUDING, WITHOUT LIMITATION, CUSTOMER'S EMPLOYEES AND PROPERTY, THIRD PARTIES AND TCS, 'WHETHER SUCH CLAIMS, DEMANDS, ACTIONS OR COSTS SHALL ARISE IN CONTRACT, TORT (INCLUDING THE NEGLIGENCE, ACTIVE OR PASSIVE, OF TCS AND/OR STRICT LIABILITY ATTRIBUTABLE TO TCS), OR OTHERWISE. IN ADDITION TO ANY PROPERTY DAMAGE INSURANCE AS MAY BE REQUIRED ELSEWHERE IN THIS QUOTATION, CUSTOMER ALSO AGREES TO MAINTAIN PUBLIC LIABILITY INSURANCE IN AMOUNTS SATISFACTORY TO TCS. TCS MAKES NO WARRANTIES, EXPRESS, IMPLIED OR OTHERWISE, REGARDING THE EQUIPMENT SUPPLIED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TCS SHALL NOT BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES SPECIFICALLY INCLUDING BUT NOT LIMITED TO WELL DAMAGE, LOSS OF USE OF FACILITIES, LOSS OF PRODUCTION, LOSS OF OPERATING SUPPLIES OR LOSS OF REVENUES, PROFITS OR INCOME.

6.     Customer, at its sole expense, shall: (I) comply with all applicable rules and regulations of any Federal, State, County, City, local, municipal or regulatory agency (hereinafter referred to as "Governing Bodies' relating to the construction or operation of the Equipment in the Location, or environmental requirements associated therewith (including, but not limited to, air emissions and environmental discharges) and (ii) obtain and maintain throughout the rental term, or any extension thereof, any and all licenses and/or permit fees assessed as a result of this agreement or against said Equipment. Customer further agrees to defend, protect, indemnify and Mild harmless TCS from any and all liability associated with its failure to comply with the foregoing provisions.

7.    The delivery date specified herein is based on that given TCS by the "Manufacturer" or "Seller" of the equipment. TCS shall use its best efforts to obtain delivery to Customer on or before such date. Accordingly, the delivery date is subject to being extended for an additional period or periods of time. In the event that the -Manufacturer" or "Seller' of the equipment cannot deliver the equipment within said time, as may be extended, the Customer's acceptance of this quotation and any agreement executed pursuant thereto, shall be automatically cancelled without liability to either party, except that Customer agrees to reimburse TCS for any and all direct costs or penalties incurred by TCS in reliance upon. Customer's acceptance of this quotation- In any event, it is understood and agreed that TCS shall have no liability to Customer for loss or damage arising out of or connected with such late delivery or cancellation.

8.     The equipment specified herein shall be ordered for Customer by TCS from the 'Manufacturer' or *Seller' of the equipment upon Customer's acceptance of this quotation. In the event Customer cancels such order with TCS, Customer shall be liable to TCS for such penalties and coats as may be incurred by TCS as a result of such cancellation.

9.     In the event TCS is required to provide property damage insurance on the equipment rented hereunder, as set out on page 2 of this quotation, Customer shall be liable to TCS for the deductible required by the policy of insurance in the event of a loss of the equipment. The current deductible amount shall be supplied to Customer upon request.

10.    This quotation is subject to the terms of credit being approved as to this transaction by Tidewater Compression Service, Inc's Credit Department, Houston, Texas.

Jan 24 08 08:23a Empire Energy

Tidewater Compression

DK GAS, INC.	REFERENCE: 50135-EV
-P.O. Box 187	January 13, 199$
Mayport, PA 16240	Rental Gas Compression Equipment
TCS Unit # 1328

ATTENTION: Mr. Darl Kennemuth

In accordance with your requirements, Tidewater Compression Service, Inc., is pleased to submit this proposal for Gas Compression Equipment to be located in ~~Clearfield~~ County, Pennsylvania. This Equipment includes the following items: One (1) packaged Ajax Model DPC-115 integral compressor operating at 350 RPM with specifications and standard equipment as follows:

T.	COMPRESSOR FRAME DATA

	Ajax Model DPC-115	Single throw heavy duty
	Design	Horizontal cylinders
	Drive	Integral
	Stroke (in.)	11
	Max. rod load (1b,)	22,000

II.	COMPRESSOR CYLINDER DATA	Sweet Natural Gas
I
	Service	(1)-15”
	Stage	Cast Iron
No. & Bore (in.)
Material of Construction

III.	ENCINE DATA

	Ajax Model DPC-115 gas engine: No. of Cylinders Bore & Stroke (in.) Displacement Cu. In. Type of Combustion Compression Ratio Operating Speed RPM Rated HP this application	One (1) 13-1/4 x 16 2206 Naturally aspirated, two cycle 6.10:1 360 115

ENGINE ACCESSORIES

	Splash lute system.	Fuel injection.
	Oil bath type air cleaner.	Altronic ignition system.
	Mechanical governor.	Exhaust manifold air cooled.
I.R. ring gear starter.

TIDEWATER COMPRESSION SERVICE, INC. 4430 ½ Brittmoore Road Houston, Texas 77041.8004 Telephone: 713-466-4103 Reply To P.O. Box 40009, Houston, Texas 772440009 A Tidewater Company

Jan 24 08 08:23a	Empire Energy

Water circulating system - centrifugal water pump with mechanical seals, temperature control valve with by-pass. Force feed lubrication for power and compressor cylinders.

Exhaust Silencer - Residential type, metallized , mounted off slab..

IV.	COOLER DATA

Engine radiator with aerial cooler with horizontal air discharge for gas.

Section	Discharge Temp (Deg. F)	Louvers

Engine & Compressor Water	160	No
First Stage Aftercooler	120	Yes

V-Belt Drive; Design Ambient Temp. (Deg. F) 100; Estimated Fan HP 4.5

V.	SCRUBBER & RELIEF VALVE DATA

		M,W,P.
Location	Scrubber Size (in,)	PSIG	Relief Valve

Suction	14" 0.D.	600	Yes

SCRUBBER EQUIPMENT

ASME Code Construction

Stainless steel mist extractor element

Liquid level dump - Norriseal pilot operated type.

High liquid level shutdown

Manual drain valve

VI.	STANDARD EQUIPMENT

SKID EQUIPMENT

Heavy duty oil field type skid:

Size Approx. 8' wide x 18' long.

Approximate weight, total unit with portable base - 60,000 pounds.

Engine and compressor water and oil piping.

Cooler drive, drive guard.

Distance piece drains piped to edge of skid.

Electrical lines enclosed in conduit.

Flywheel guard.

  All piping and scrubbers supported on skid members.

Jan 24 08 08:23a	Empire Energy

. Page 3 of 10

Drain valves: Compressor and engine, water and oil.

Complete gas piping designed to ASA Code for pressure piping Section III.

Temperature/pressure taps, and drain plugs - all bottles. Complete unit painted. Zinc based primer, enamel finish.

PANEL AND SHUTDOWN EQUIPMENT

Murphy panel with weatherproof enclosure, timer, start-stop switch, pulsation dampeners for pressure switches, nameplates and tattletales for shutdowns.

PRESSURE & THERMOMETER GAUGES

THERMOMETERS	GAUGES

Engine water Gas in and out Compressor jacket water Engine exhaust FUEL GAS SYSTEM	Gas Pressures

Complete with volume tank, block valve, regulator sized for 100 psig maximum inlet pressure. Fuel gas pressure required 10-100 psiq.

STARTER GAS SYSTEM

Complete with Y strainer, oiler, quick opening valve, and block valve. Starting gas pressure required is 150 psig.

OIL LEVEL CONTROL EQUIPMENT

Complete with Ren, or equal, oil level regulators for engine crankcase, compressor lubricator. Oil storage tank included.

BLOCK, VENT & BY-PASS VALVES

Customer to provide suction and discharge block and check valves. Unit is furnished with blowdown.

VII.	GENERAL NOTES

INSTALLATION: The Equipment is furnished with a portable concrete foundation, approximately 9' x 22' x 12".

CUSTOMER CONNECTIONS AT EDGE OF SKID:

LOCATION	SIZE & SCUJPULE
Suction Discharge Fuel Gas/Starting Gas	8” 300# RFWN 2” 600# RFWN will advise

Jan 24 08 08:24a	Empire Energy	8143655318

TI WATER COMPRESSION SERVICE, :NC.                        01-13-1995

RECIPROM-iNG COMPRESSOR PERFORMANCE CALCULATION

FOR DK GAS INC
ALTITUDE	1500.0	COMPRESSOR DATA
K—VALUE	1.258	AVAILABLE HORSEPOWER	105.0
SPECIFIC GRAVITY	0.650	RPM	360.0
REQUIRED CAPACITY	LOADED	ROD DIAMETER	2.50C
PROVIDED CAPACITY	0.6914	STROKE	11.00
NOTE CAPACITIES IN MMSCFD AT 14.7 PSIA AND 60 DEG F
NOTE CYLINDER 1 LOADED. COMPRESSOR LOADED TO CYLINDER CAPACITY
STAGE	1
CYLINDER TYPE	DA
INTAKE PSIA	15.9
DISCHARGE PSIA	103.9
INTAKE TEMP DEG F	80
DISCHARGE TEMP DEG F	333
RATIO OP COMPRESSION	6.53
COMPRESSIBILITY — IN	0.997
COMPRESSIBILITY — OUT	0.996
BHP/MM UNADJUSTED	115.7
MISC CORRECTION	1.02
COMPRESSIBILITY — AVG	0.997
BHP/MNADJUSTED	117.6
TEMP CORRECTION	1.000
BBP/MM CORRECTED	117.6
ACFM	452.5
CYLINDER SIZE	15.000
DISPLACEMENT	798.7
CLEARANCE — NORMAL	10.10
CLEARANCE — REQUIRED	10.10
VOLUMETRIC EFFICIENCY	.567
BHP TOTAL = 85.0	55.0
ROD LOAD	15629.

Jan 24 08 08:24a	Empire Energy

T WATER COMPRESSION SERVICE INC.                          01-13-1

RECIPROCATING COMPRESSOR PERFORMANCE CALCULATION

FOR IM GAS INC
ALTITUDE	1500.0	COMPRESSOR DATA
K—VALUE	1.258	AVAILABLE HORSEPOWER	105
SPECIFIC GRAVITY	0.650	RPM	360
REQUIRED CAPACITY	LOADED	ROD DIAMETER	2
PROVIDED CAPACITY	1.1052	STROKE	11
NOTE CAPACITIES IN MMSCFD AT 14.7 PSIA AIM 60 DEG F
STAGE	1
CYLINDER TYPE	DA
INTAKE PSIA	23.9
DISCHARGE PSIA	103.9
INTAKE TEMP DEG P	80
DISCHARGE TEMP DEG F	270
RATIO OF COMPRESSION	4.34
COMPRESSIBILITY — IN	0.996
COMPRESSIBILITY — OUT	0.995
BHP/BM UNADJUSTED	88.3
MISC CORRECTION	1.02
COMPRESSIBILITY — AVC	0.995
BHP/MMADJUSTED	89.6
TEMP CORRECTION	1.000
BHP/MM CORRECTED	69.6
ACFM	487.9
CYLINDER SIZE	15.000
DISPLACEMENT	798.7
CLEARANCE — NORMAL	10.10
CLEARANCE — REQUIRED	14.68
VOLUMETRIC EFFICIENCY	.611
BHP TOTAL = 105.0	105.0
ROD LOAD	14255.

Jan 24 08 08:24a	Empire Energy	61 4,9005,31 d	p. l4

RESPONSIBILITIES

TIDEWATER'S SERVICE INCLUDES THE FOLLOW/N0:

1.	Engineering assistance for layout of plant.
2.	After unit is installed and piped, a qualified serviceman will supervise start-up operation.
3.	Subject to the provisions of Article 7 of the Lease Terms attached to this proposal, TIDEWATER will repair and replace all engine, compressor and accessory parts.
4.	Regular preventive maintenance inspections.
5.	Qualified engineering and service personnel available at various locations in the states of Pennsylvania, Ohio, Michigan, New York, West Virginia, Kentucky, Tennessee and Virginia.
6.	Starting air compressor. CUSTOMER'S RESPONSIBILITY:
1.	Installation, operation, fuel gas, lubricating oils, water and approved coolant.
2.	Materials and supplies not included in this proposal can be furnished by TIDEWATER at cost + 20% handling charge.
3.	Operator to start and stop unit, maintain oil and coolant levels.
4.	Suitable sand or gravel pad to accept portable base.

Jan 24 08 08:25a	Empire Energy	8143655318	p.16

THE PARTICULARS

A.	RENTAL RATE

The rental rate for the Equipment shall be Two thousand, five hundred dollars ($2,500.001 per month, payable in Houston, Harris County, Texas.

B.	SHIPMENT

The Equipment will be shipped to the location designated on page one (1) of this proposal, approximately one (1) to two (2) weeks after acceptance of this proposal. All transportation costs from Tidewater's Pittsburgh, Pennsylvania office to location shall be for the account of DK_ Gas_, Inc.

The Equipment is to be redelivered by OK Gas, Inc. at its expense to Tidewater in Pittsburgh, Pennsylvania.

C.	TERM

This proposed rental shall be for a term of twelve (12) months, commencing from the date of shipment. Should redelivery not be made at expiration of the term, CUSTOMER shall hold the Equipment subject to all other provisions of this Proposal.

Either party may terminate this Agreement after the primary term provided that the party desiring to terminate shall give the other not less than thirty (30) days written notice prior thereto.

D.	AVAILABILITY OF EQUIPMENT

This Proposal is subject to prior lease of utilization of the referred to equipment. The fee and other particulars of this proposal are firm until February 13, 1995.

E.	SEPARATOR

A gas-liquid separator must be installed by CUSTOMER immediately up-stream of the Equipment as the compressor suction scrubber cannot be used alone for primary gas-liquid separation.

F.	PIPING

All necessary piping and valves shall be furnished and installed by CUSTOMER.

Jan 24 08 08:25a	Empire Energy	8143655318	p.16

MONTHLY EQUIPMENT AVAILABILITY

1.	Tidewater Compression Service, Inc. will endeavor to provide a monthly availability of the Equipment furnished in this proposal of 95% ("Proposed Monthly Availability") subject to the provisions below.

2.	Any month when the actual monthly availability is less than the proposed monthly availability, the rental rate shall be adjusted by an availability factor in accordance with the following:

(a)	To determine actual monthly availability, the following formula shall be used:

* Hours Equipment available during month

24 x number of days in month                                   x 100 =

(b)	To determine the availability factor, the following formula shall be used:

Actual monthly availability

Proposed monthly availability       =_________________________

(c)	The rental rate shall be adjusted in accordance with the following:

Monthly Rental Rate x Availability Factor = Adjusted Rental Rate

3.	There shall be no reduction in the rental rate if the compression equipment was not available due to the fault of CUSTOMER or CUSTOMER'S operation.

4.	Paragraphs 1 and 2 above shall not be effective during the first Thirty (30) days after commencement of the term as stated in Article 1 of the Proposed Lease Term or during the first Thirty (30) days after which TIDEWATER replaces or substitutes equipment.

5.	In the event of breakdown or non-availability of equipment for any cause, TIDEWATER'S liability to CUSTOMER shall be limited to a reduction of the rental rate as provided above and in no event shall TIDEWATER be liable to CUSTOMER for any consequential loss, damage or expense as a result thereof.

6.	Downtime begins when Tidewater Compression Service is notified the unit is down.

7.	Request for downtime credit must be received by Tidewater Compression Service, Houston, Texas; in writing thirty (30) days from the end of the month in which the downtime occurred.

* Eight (8) hours per month allowed for scheduled preventive maintenance. (only applicable if Tidewater provides maintenance)

Jan 24 08 08:26a	Empire Energy	8143655318	p.17

STANDARD TERMS AND CONDITIONS

TIDEWATER COMPRESSION SERVICE, INC. ("TIDEWATER"), hereby leases to DX GAS, INC. ("CUSTOMER') the gas compression equipment described in this proposal ("Equipment", whether one or more) snider the below provisions and the provisions of this proposal:

1.	The rental rate for Equipment is payable monthly in advance at TIDEWATER'S office, and commences on the chin Equipment is shipped to the location designated in this proposal ("LOCATION").

2.	Equipment will not be moved from mewl-tom without the written consent of TIDEWATER.

3.	TIDEWATER shall not be responsible for any failure to ship Equipment on or about the date set forth An Article B "Shipment" on the Particulars page unless the failure results from a lack of due diligence on TIDEWATER'S part to arrange for such shipping and, in that case TIDEWATER’s liability shall he limited to loss of rental for Equipment. Transportation charges to location and installation and handling costs are not included in the rental rate and these charges shall be borne by the party designated on the Particulars page. That parry shall also be responsible and liable for loss of or damage to Equipment during the period of delivery.

4.	At the termination of the lease, CUSTOMER shall surrender the Equipment to TIDEWATER in the same good order and condition its delivered, ordinary wear and tear excepted. Ordinary wear and tear, as used herein, shall mean ordinary wear and tear not avoidable by first class maintenance practices. The party designated on the Particulars page shall, at the termination of the lease, redeliver Equipment at its expense to TIDEWATER at the redelivery Kim stated in this proposal and shall also be responsible and liable for loss of or damage to equipment during the period of redelivery.

5-	CUSTOMER shall operate Equipment, at its expense, in a careful, proper and prudent manner using only skilled and competent employees or contractors. Such operation is to be conducted in accordance with instructions given by TIDEWATER or, if TIDEWATER does not Issue instructions, within the manufacturer's recommended ratings. It is understood and agreed that the Equipment has not been manufactured or modified to meet safe working tolerances in connection with the compression of gas containing hydrogen sulfide in excess of 100 ppm. Therefore, TIDEWATER hereby expressly forbids CUSTOMER from using the Equipment (unless property modified at CUSTOMER's expense) in such hydrogen sulfide gas service; and CUSTOMER agrees to protect, defend, indemnify and hold harmless TIDEWATER In connection with any breach of this use limitation. No modification of the Equipment shall be undertaken by CUSTOMER without the written consent of TIDEWATER.

6.	CUSTOMER is obligated at its expense to furnish for the Equipment suitable fuel gas, water, and such other items of services as may be included in this proposal

7.	CUSTOMER is responsible and liable for loss of or damages to Equipment arising between the time of delivery and redelivery of the equipment and CUSTOMER shall protect, defend, indemnify and hold TIDEWATER harmless from and against any such loss or damage, however arising, including but not Linked to, improper operation, improper maintenance (unless TIDEWATER performs maintenance), compression of dirty or wet gas, fire, freezing, theft. windstorm, hailstorm, flood, riot, insurrection or explosion, unless such loss or damage arises as the result of the negligence of TIDEWATER or unless such loss or damage is due to improper design or latent defect of Equipment.

8.	Notwithstanding anything in this agreement expressed or implied to the contrary it is specifically agreed and understood that TIDEWATER makes no guarantee or warranty 'whatsoever except those which are expressly stated in this agreement and TIDEWATER 's liability is expressly limited as stated in this agreement. TIDEWATER shall not be liable for any incidental, special or consequential damages specifically including but not limited to well damage, loss of use of facilities, loss of production, loss of operating supplies or loss of revenues, profits or income.

9.	CUSTOMER shall protect, defend. indemnify and hold TIDEWATER harmless from and against any loss, damage, liability, suit, expense, cost or claim. however occurring as the result of loss of or damage to property (other than the Equipment), arising between the time of delivery and redelivery of the Equipment, whether such property is owned by CUSTOMER or third parties and for injury to or death of persons. whether CUSTOMER or its employees or third parties.

10.	No title or right in Equipment shall pass to CUSTOMER except the rights herein expressly granted. Equipment shall always remain and be deemed personal and movable property even though attached to real or immovable property. All replacements, equipment, repairs or accessories made to or placed in, on or upon said Equipment shall become a component part of Equipment, unless expressly agreed otherwise, and title thereto shall be immediately vested In TIDEWATER and shalt be included under this agreement.

11.	CUSTOMER shall not directly or indirectly assign, transfer, sublet, or part with possession of Equipment unless the written consent of TIDEWATER be first obtained, and such assignment, transfer, sublease or parting of possession shall not relieve CUSTOMER of its obligation under this agreement.

12.	CUSTOMER shall not commit or permit any act whereby Equipment or any pars thereof shall be subject to or encumbered by any lien or encumbrance of any nature or shall or may be seized, taken in execution. attached. sequestered, removed, destroyed or damaged_

Jan 24 08 08:26a	Empire Energy	8143655318	p.18

13.	In case of any default by CUSTOMER of any of the provisions of this proposal or if CUSTOMER shall be dissolved Or be adjudged as bankrupt or shall have a petition of bankruptcy filed against le or shall make general assignment for the benefit of creditors or if a receiver shall be appointed for it, TIDEWATER, without prejudice to any other rights it may have, may withdraw and retake Equipment wherever same may be found and without prior demand and without legal process, and for that purpose TIDEWATER or its agents, servants, or subcontractors, may enter upon any premises where Equipment may be and take possession thereof. Alt costs and expenses incurred by TIDEWATER in taking possession of Equipment and for transportation of Equipment to the redelivery point shall be for CUSTOMER's account.

14.	Should TIDEWATER have to engage the services of an attorney or collection agency as the result of any default by CUSTOMER, CUSTOMER shall be obligated to pay reasonable attorney arid collection fees. Interest of (1%) per month will be added to accounts not paid within twenty (20) days of the date of such invoice.

15.	Any and all taxes inducting but not limited to ad valorem, property. sales and use taxes, but excluding income taxes of TIDEWATER, assessed as a result of this agreement or assessed against said Equipment shall be borne solely by CUSTOMER even though tat bills for such tats may not be rendered while such Equipment is in the possession of the CUSTOMER

16.	CUSTOMER, at its sole expense, shall (1) Comply with all applicable rules and regulations of any Federal, State, County, City, local, municipal or regulatory agency (hereinafter referred to as "Governing Bodies ) relating to the construction or operation of the Equipment in the LOCATION, or environmental requirements associated therewith (Including but not limited to air emissions and environmental discharges); and (ii) obtain and maintain throughout the rental term, or any extension thereof, any and all licenses and/or permit fees assessed as a result of this agreement or against said Equipment. CUSTOMER further agrees to defend, protect, indemnify and hold harmless TIDEWATER from any and all liability associated with its failure to comply with the foregoing provisions.

17.	CUSTOMER. at its own expense. shall keep the Equipment insured against loss or damage by fire with extended coverage), theft, and physical damage in the amount equal to, or in excess of. the replacement value of the Equipment The insurance shall be placed with such companies as TIDEWATER may approve and shall name both TIDEWATER and CUSTOMER as Loss Payees as their respective interests appear. However, in the case of tout or constructive total loss. TIDEWATER shall he named as the sole loss payee CUSTOMER's obligation to maintain insurance on the Equipment shall commence on the date that the Equipment leaves TIDEWATER's premises and shall continue until CUSTOMER redelivers the Equipment to TIDEWATER.

The proceeds of any insurance from loss, theft or damage to the Equipment shall be held, disbursed and applied as TIDEWATER may see fit, either in reduction of CUSTOMER's obligations hereunder or toward the repair, restoration or replacement of the Equipment. The rental rate shall continue to be paid to TIDEWATER until CUSTOMER or its insurers reimburse 'TIDEWATER for such loss.

18.	Except for rental payments, neither CUSTOMER nor TIDEWATER shall be liable to the other for any delays or failure to act occasioned or caused by strike, lockouts. fires, flood, the elements, Act of God or other causes beyond the reasonable control of the party affected thereby, and delays or failures due to any of the above shall not be deemed to be a. breach or failure to perform under• this contract; provided, however, the party delayed by such event shall provide notice thereof to the other party as soon as reasonably possible specifying all facts relating thereto. If any of the foregoing continues for more than thirty (30) consecutive days, then either party may terminate this contract without any further liability to the other party subsequent to the date of termination. Notwithstanding the foregoing. the parties herein specifically agree that CUSTOMER's inability to sell its gas in the market shall not be deemed a cause of force majeure as contemplated within this paragraph.

The foregoing proposal is subject to mutual agreement that the transaction shall be governed by TIDEWATER's standard terms and conditions contained herein. Additionally, this proposal Is necessarily subject to verification of appropriate credit as determined by TIDEWATER's Credit Manager. 'This proposal consists of the foregoing pages. Please indicate your acceptance by signing and returning one (3) copy of the proposal to Tidewater Compression Service. Inc. If the proposal is accepted, its provisions shall he the contract under which the Equipment is leased.

Schedule 7.5

Liens and Encumbrances

NONE

Macquarie Bank Limited

“CUMULATIVE NET REVENUE” SCHEDULE

Quarter Ending	Net Revenue (US$000)
March 31, 2008	358
June 30, 2008	717
September 30, 2008	1,075
December 31, 2008	1,433
March 31, 2009	2,074
June 30, 2009	2,714
September 30, 2009	3,355
December 31, 2009	3,995
March 31, 2010	4,795
June 30, 2010	5,595
September 30, 2010	6,394
December 31, 2010	7,194
March 31, 2011	7,931
June 30, 2011	8,668
September 30, 2011	9,404
December 31, 2011	10,141
March 31, 2012	10,672
June 30, 2012	11,204
September 30, 2012	11,735
December 31, 2012	12,266

“CUMULATIVE MINIMUM PRODUCTION” SCHEDULE

Quarter Ending	Borrower Net Revenue Interest Production (MMCFE)
March 31, 2008	73
June 30, 2008	146
September 30, 2008	220
December 31, 2008	293
March 31, 2009	402
June 30, 2009	510
September 30, 2009	619
December 31, 2009	727
March 31, 2010	861
June 30, 2010	995
September 30, 2010	1,128
December 31, 2010	1,262
March 31, 2011	1,392
June 30, 2011	1,523
September 30, 2011	1,653
December 31, 2011	1,783
March 31, 2012	1,890
June 30, 2012	1,996
September 30, 2012	2,102
December 31, 2012	2,208